                                                     Registration Nos. 333-17217
                                                                       811-07953


     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                      /x/
Pre-Effective Amendment No.                                                 / /

Post-Effective Amendment No. 16                                             /x/
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                              /x/

Amendment No. 18                                                            /x/
(Check appropriate box or boxes)

                                EQ ADVISORS TRUST
                              (formerly 787 Trust)
               (Exact name of registrant as specified in charter)

                           1290 Avenue of the Americas
                            New York, New York 10104
                    (Address of principal executive offices)

Registrant's Telephone Number, including area code: (212) 554-1234

                  Peter D. Noris, Executive Vice President and
                            Chief Investment Officer
           The Equitable Life Assurance Society of the United States
                          1290 Avenue of the Americas
                            New York, New York 10104
                    (Name and address of agent for service)

                  Please send copies of all communications to:

                                 Jane A. Kanter
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                           Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

  [X] immediately upon filing pursuant to paragraph (b) on [date] pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a) on [date] pursuant to paragraph (a) of Rule 485
         75 days after filing pursuant to paragraph (a)

EQ Advisors Trust(Service Mark)


PROSPECTUS DATED MAY 1, 2000


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  1
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This Prospectus describes nineteen (19) Portfolios offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.








                                                     INTERNATIONAL STOCK PORTFOLIOS
                                              --------------------------------------------
             DOMESTIC PORTFOLIOS                            Alliance Global
-------------------------------------------
                                                         Alliance International
            EQ/Aggressive Stock*
                                                     BT International Equity Index
            Alliance Common Stock

            Alliance Equity Index                       FIXED INCOME PORTFOLIOS
                                              --------------------------------------------
         Alliance Growth and Income
                                                          Alliance High Yield
         EQ/Alliance Premier Growth
                                              Alliance Intermediate Government Securities
          Alliance Small Cap Growth
                                                         Alliance Money Market
           MFS Emerging Growth Companies
                                                         Alliance Quality Bond
         T. Rowe Price Equity Income

       Warburg Pincus Small Company Value             BALANCED/HYBRID PORTFOLIOS
                                              --------------------------------------------
                                                              EQ/Balanced*

                                                    Alliance Conservative Investors

                                                       Alliance Growth Investors


* Effective May 1, 2000, the name of the Alliance Aggressive Stock Portfolio was changed to the "EQ/Aggressive Stock Portfolio" and the Alliance Balanced Portfolio was changed to the "EQ/Balanced Portfolio."
-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Master-Class A

Overview



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    2
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EQ ADVISORS TRUST


This Prospectus tells you about nineteen (19) current Portfolios of EQ Advisors Trust ("Trust") and the Class IA shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.


Equitable currently serves as the Manager of the Trust. In such capacity, Equitable currently has overall responsibility for the general management and administration of the Trust.

Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents



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    3
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
-------------------------------------------------------------
1
SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                                        4
-------------------------------------------------------------
2
ABOUT THE INVESTMENT PORTFOLIOS                          12
-------------------------------------------------------------
    DOMESTIC PORTFOLIOS                                  15
       EQ/Aggressive Stock                               15
       Alliance Common Stock                             19
       Alliance Equity Index                             22
       Alliance Growth and Income                        25
       EQ/Alliance Premier Growth                        28
       Alliance Small Cap Growth                         30
       MFS Emerging Growth Companies                     33
       T. Rowe Price Equity Income                       35
       Warburg Pincus Small Company Value                38
    INTERNATIONAL STOCK PORTFOLIOS                       41
       Alliance Global                                   41
       Alliance International                            44
       BT International Equity Index                     48
    FIXED INCOME PORTFOLIOS                              51
       Alliance High Yield                               51
       Alliance Intermediate Government Securities       55
       Alliance Money Market                             59
       Alliance Quality Bond                             62
    BALANCED/HYBRID PORTFOLIOS                           66
       EQ/Balanced                                       66
       Alliance Conservative Investors                   71
       Alliance Growth Investors                         75
-------------------------------------------------------------
3
MORE INFORMATION ON PRINCIPAL RISKS                      78
-------------------------------------------------------------
4
MANAGEMENT OF THE TRUST                                  84
-------------------------------------------------------------
    The Trust                                            84
    The Manager                                          84
    Expense Limitation Agreement                         86
    The Advisers                                         87
    The Administrator                                    87
    The Transfer Agent                                   87
    Brokerage Practices                                  87
    Brokerage Transactions with Affiliates               88


-------------------------------------------------------------
5
FUND DISTRIBUTION ARRANGEMENTS                           89
-------------------------------------------------------------
6
PURCHASE AND REDEMPTION                                  90
-------------------------------------------------------------
7
HOW ASSETS ARE VALUED                                    91
-------------------------------------------------------------
8
TAX INFORMATION                                          92
-------------------------------------------------------------
9
FINANCIAL HIGHLIGHTS                                     93
-------------------------------------------------------------
10
PRIOR PERFORMANCE OF EACH ADVISER                       112
-------------------------------------------------------------

1
Summary information concerning
EQ Advisors Trust


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    4
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The following chart highlights the nineteen (19) Portfolios described in this
Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 78.




-------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                 INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK                                       Seeks to achieve long-term growth of capital


-------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                                     Seeks to achieve long-term growth of capital and increased income
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX                                     Seeks a total return before expenses that approximates
                                                          the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME                                Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks
-------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH                                Seeks long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully
                                                          selected, high quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                                 Seeks to achieve long-term growth of capital



-------------------------------------------------------------------------------------------------------------------------



Summary information concerning
EQ Advisors Trust


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    5
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

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                               PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of small and               General investment, small-cap and mid-cap company,
medium-sized companies (including securities of               growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose             securities lending, and foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less
widely known companies)
-------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities (including preferred       General investment, foreign securities, leveraging,
stocks or convertible debt) and fixed income securities       derivatives, convertible securities, small-cap and mid-cap
(including junk bonds), foreign securities, derivatives,      company, junk bond, securities lending, and fixed income
and securities lending                                        risks
-------------------------------------------------------------------------------------------------------------------------
Securities in the S&P 500 Index, derivatives, and             General investment, index-fund, derivatives, leveraging,
securities lending                                            and securities lending risks
-------------------------------------------------------------------------------------------------------------------------
Stocks and securities convertible into stocks                 General investment, convertible securities, leveraging,
(including junk bonds)                                        derivatives, foreign securities, junk bond, and fixed
                                                              income risks
-------------------------------------------------------------------------------------------------------------------------
Equity securities of a limited number of large,               General investment, focused portfolio, growth investing,
high-quality companies that are likely to offer               convertible securities, derivatives, and foreign securities
superior earnings growth                                      risks
-------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller companies       General investment, small-cap and mid-cap company,
and undervalued securities (including securities of           growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose             securities lending, portfolio turnover and foreign
securities are temporarily undervalued, companies in          securities risks
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
-------------------------------------------------------------------------------------------------------------------------




                                     ------------------------- EQ Advisors Trust

Summary information concerning
EQ Advisors Trust


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    6
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
-------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                     INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES                                 Seeks to provide long-term capital growth
-------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME                                   Seeks to provide substantial dividend income and also
                                                              capital appreciation by investing primarily in
                                                              dividend-paying common stocks of established companies
-------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE                            Seeks long-term capital appreciation
-------------------------------------------------------------------------------------------------------------------------


Summary information concerning
EQ Advisors Trust


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    7
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

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                              PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the      General investment, small-cap and mid-cap company,
potential to become major enterprises or that are            foreign securities, portfolio turnover, and growth
major enterprises whose rates of earnings growth are         investing risks
expected to accelerate
-------------------------------------------------------------------------------------------------------------------------
Dividend-paying common stocks of established companies       General investment, value investing, foreign securities,
                                                             fixed income risks
-------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. small cap companies                General investment, small-cap and mid-cap company,
                                                             portfolio turnover, foreign securities, fixed income, and
                                                             value investing risks
-------------------------------------------------------------------------------------------------------------------------




                                     ------------------------- EQ Advisors Trust

Summary information concerning
EQ Advisors Trust



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    8
--------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                   INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                                             Seeks long-term growth of capital
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                                      Seeks to achieve long-term growth of capital by investing
                                                            primarily in a diversified portfolio of equity securities
                                                            selected principally to permit participation in non-U.S.
                                                            companies with prospects for growth
-------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX                               Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE
                                                            Index
-------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                   INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                                         Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES                 Seeks to achieve high current income consistent with
                                                            relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or
                                                            instrumentalities
-------------------------------------------------------------------------------------------------------------------------


Summary information concerning
EQ Advisors Trust




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    9
--------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established foreign companies    General investment, foreign securities, liquidity, derivatives,
(including shares of other mutual funds investing in foreign   securities lending, and fixed income risks
securities), debt securities, derivatives, and securities
lending
------------------------------------------------------------------------------------------------------------------------------
Equity securities of non-U.S. companies (including those in    General investment, foreign securities, liquidity, growth
emerging markets securities) or foreign government             investing, leveraging, derivatives, securities lending,
enterprises (including other mutual funds investing in         portfolio turnover, and fixed income risks
foreign securities), debt securities, derivatives, and
securities lending)
------------------------------------------------------------------------------------------------------------------------------
Equity securities of companies in the MSCI EAFE Index          General investment, index-fund, foreign securities, liquidity, and derivatives risks
------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
High yield debt securities rated BB/Ba or below or unrated     General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common        participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,        bond, foreign securities, small-cap and mid-cap company,
derivatives, and securities lending                            and securities lending risks
------------------------------------------------------------------------------------------------------------------------------
Securities issued or guaranteed by the U.S. Government,        General investment, fixed income, leveraging, derivatives,
including repurchase agreements and forward                    and securities lending risks
commitments related to U.S. Government securities, debt
securities of non-governmental issuers that own
mortgages, short sales, the purchase or sale of securities
on a when-issued or delayed delivery basis, derivatives,
and securities lending
------------------------------------------------------------------------------------------------------------------------------





                                     ------------------------- EQ Advisors Trust

Summary information concerning
EQ Advisors Trust


-----------
    10
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                     INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                                         Seeks to obtain a high level of current income, preserve its assets and maintain liquidity
------------------------------------------------------------------------------------------------------------------------------
ALLIANCE QUALITY BOND                                         Seeks to achieve high current income consistent with
                                                              preservation of capital by investing primarily in investment grade fixed income securities
------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                    INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------------------------
EQ/BALANCED                                                  Seeks to achieve a high return through both appreciation
                                                             of capital and current income
------------------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS                              Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal
------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                                    Seeks to achieve the highest total return consistent with
                                                             the Adviser's determination of reasonable risk
------------------------------------------------------------------------------------------------------------------------------


Summary information concerning
EQ Advisors Trust


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    11
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money market              General investment, money market, leveraging, foreign
instruments (including foreign securities) and securities      securities, and securities lending risks
lending
------------------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities rated at least BBB/Baa or     General investment, fixed income, convertible securities,
unrated securities of comparable quality at the time of        leveraging, derivatives, securities lending, and foreign
purchase, convertible debt securities, preferred stock,        securities risks
dividend-paying common stocks, foreign securities, the
purchase or sale of securities on a when-issued,
delayed-delivery or forward commitment basis, derivatives,
and securities lending
------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
Debt and equity securities, money market instruments,             General investment, asset allocation, fixed income,
foreign securities, derivatives, and securities lending           derivatives, leveraging, liquidity, securities lending,
                                                                  portfolio turnover, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities and equity securities of         General investment, asset allocation, fixed income,
U.S. and foreign issuers, derivatives, and securities             derivatives, convertible securities, liquidity,
lending                                                           leveraging, securities lending, portfolio turnover, and
                                                                  foreign securities risks
----------------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks, preferred stocks,    General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized      leveraging, derivatives, liquidity, convertible
companies) and debt securities (including foreign debt            securities, small-cap and mid-cap company, securities
securities and junk bonds), derivatives, and securities           lending, junk bond, portfolio turnover, and foreign
lending                                                           securities risks
----------------------------------------------------------------------------------------------------------------------------



                                     ------------------------- EQ Advisors Trust

2
About the investment portfolios



-------------
      12
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Contract.


Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") has been maintained since January 1986 and has several modules representing different sectors of the high yield market, including a cash paying module, a pay-in-kind module, and a default module. The CSFB Index is priced weekly and can be sorted by industry, rating, seniority, liquidity, country of issue, price, yield and spread.


THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

About the investment portfolios



-----------
    13
--------------------------------------------------------------------------------

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.



THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("MSCI EMF") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 25 countries:
Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey and Venezuela. "Free" MSCI indices exclude those shares not purchasable by foreign investors.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.


THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") is an unmanaged index which measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth than other companies in the Russell 2000 Index. It is compiled by the Frank Russell Company.

THE RUSSELL 2000 VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


                                      ------------------------ EQ Advisors Trust

-------------
     14
--------------------------------------------------------------------------------

THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

THE LIPPER AVERAGES are contained in Lipper's survey of the performance of funds underlying a large universe of variable life and annuity contracts, where performance averages are based on net asset values which reflect the deduction of investment management fees and direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. Performance data shown for the portfolios does not reflect the deduction of any insurance-related expenses (which are assumed at the contract level).


"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

50% S&P 400 MIDCAP INDEX/50% RUSSELL 2000 INDEX - is made up of 50% of the S&P 400 Index, which is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation; and 50% of the Russell 2000 Index, which is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks.

50% S&P 500 INDEX/50% LEHMAN GOV'T/CORP. INDEX - is made up of 50% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

75% S&P 500 INDEX/25% VALUE LINE CONVERTIBLE INDEX - is made up of 75% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 25% of the Value Line Convertible Index, which is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

70% S&P 500 INDEX/30% LEHMAN GOV'T/CORP. INDEX - is made up of 70% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

70% LEHMAN TREASURY/30% S&P 500 INDEX - is made up of 70% of the Lehman Treasury Bond Index, which represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market, and 30% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market.

DOMESTIC PORTFOLIOS

-----------
    15
--------------------------------------------------------------------------------


EQ/AGGRESSIVE STOCK PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


THE INVESTMENT STRATEGY


The Portfolio invests primarily in common stocks and other equity securities of small and medium-sized companies that, in the opinion of the Adviser, have favorable appreciation prospects. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) companies stocks whose growth prospects are not recognized by the market and less widely known companies.

The Portfolio may also invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies, (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.


GROWTH INVESTING RISK: Certain of the Advisers for this Portfolio may use a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.


SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because:


                                   --------------------------- EQ Advisors Trust

EQ/AGGRESSIVE STOCK PORTFOLIO


------------
     16
--------------------------------------------------------------------------------


the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ/AGGRESSIVE STOCK PORTFOLIO


-----------
   17
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

8.2%  86.9%   -3.2%   16.8%   -3.8%   31.6%   22.2%   10.9%   0.3%   18.84%

1990  1991     1992    1993    1994    1995   1996    1997    1998    1999



 Best quarter (% and time period)    Worst quarter (% and time period)
 40.10% (1991 1st Quarter)           (27.19)% (1998 3rd Quarter)
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                   ONE YEAR     FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio
   - Class IA Shares               18.84%       16.29%          16.68%
--------------------------------------------------------------------------------
 50% S&P 400 MidCap
   Index/50% Russell
   2000*,**                        18.09%       19.92%          15.41%
--------------------------------------------------------------------------------
 S&P 400 MidCap Index*             14.72%       23.05%          17.32%
 Lipper MidCap Growth Funds
   Average*                        46.25%       22.54%          16.19%
--------------------------------------------------------------------------------


 *    For more information on this index, see the preceding section "The
      Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



WHO MANAGES THE PORTFOLIO


In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P. and Massachusetts Financial Services Company have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the future.

The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).


ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

         ALDEN M. STEWART and RANDALL E. HAASE have been the persons principally responsible for the day-to-day management of the Portfolio and its predecessor since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970. Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio as of May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

         The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS


                                      ------------------------ EQ Advisors Trust

EQ/AGGRESSIVE STOCK PORTFOLIO


-----------
    18
--------------------------------------------------------------------------------


         as a portfolio manager since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.

ALLIANCE COMMON STOCK PORTFOLIO

------------
    19

--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital and increase income.



THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment grade debt securities and junk bonds, e.g., rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's"). The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.


                                     ------------------------- EQ Advisors Trust

ALLIANCE COMMON STOCK PORTFOLIO


----------
    20
--------------------------------------------------------------------------------


SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is June 16, 1975. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

ALLIANCE COMMON STOCK PORTFOLIO


----------
   21

--------------------------------------------------------------------------------

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

-8.1%   37.9%  3.2%  24.8%  -2.1%  32.5%  24.3%  29.4%  29.4%  25.19%

1990    1991   1992  1993   1994   1995   1996   1997    1998   1999


Best quarter (% and time period)    Worst quarter (% and time period)
28.42% (1998 4th Quarter)           (20.22)% (1990 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                     ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
Alliance Common Stock Portfolio
   - Class IA Shares                  25.19%        28.11%         18.61%
--------------------------------------------------------------------------------
S&P 500 Index*                        21.03%        28.56%         18.21%
--------------------------------------------------------------------------------
Lipper Growth Equity Mutual
   Funds Average*                     31.48%        26.45%         17.79%
--------------------------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment compay since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.


                                      ------------------------ EQ Advisors Trust

ALLIANCE EQUITY INDEX PORTFOLIO


-----------
    22
--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

THE INVESTMENT STRATEGY

The Adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques in managing the Portfolio. Rather, the Adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the S&P 500 Index.

The Adviser will first select from the largest capitalization securities in the S&P 500 on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the S&P 500 because the S&P 500 is significantly influenced by a small number of securities. However, in the Adviser's view, selecting securities on the basis of their capitalization alone would distort the Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Portfolio from that of the S&P 500. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Portfolio. The Adviser also seeks to diversify the Portfolio's assets with respect to market capitalization. As a result, the Portfolio will include securities of smaller and medium-sized capitalization companies in the S&P 500.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 Index and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index. Although the Portfolio's modeling techniques are intended to produce performance that approximates that of the S&P 500 (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Portfolio's investment results (before expenses) and the S&P 500's). Tracking error may arise as a result of brokerage costs, fees

ALLIANCE EQUITY INDEX PORTFOLIO

-----------
    23
--------------------------------------------------------------------------------

and operating expenses and a lack of correlation between the Portfolio's investments and the S&P 500.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Equity Index Portfolio) whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


36.5%  22.4%   32.6%   28.1%   20.38%

1995   1996    1997    1998     1999

Best quarter (% and time period)    Worst quarter (% and time period)
21.13% (1998 4th Quarter)           (9.97)% (1998 3rd Quarter)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                    SINCE
                                      ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
Alliance Equity Index Portfolio
  -  Class IA Shares                  20.38%        27.84%          23.63%
--------------------------------------------------------------------------------
S&P 500 Index*                        21.03%        28.56%          24.14%
--------------------------------------------------------------------------------
Lipper S&P 500 Index Funds
   Average*                           20.48%        28.07%          25.07%
--------------------------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the


                                     ------------------------- EQ Advisors Trust

ALLIANCE EQUITY INDEX PORTFOLIO


-----------
    24
--------------------------------------------------------------------------------

predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

JUDITH A. DEVIVO has been responsible for the day-to-day management of the Portfolio and its predecessor since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.

ALLIANCE GROWTH AND INCOME


-----------
    25
--------------------------------------------------------------------------------


 ALLIANCE GROWTH AND INCOME

 PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

 THE INVESTMENT STRATEGY

 The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

 o that have a total market capitalization of at least $1 billion;

 o that pay periodic dividends; and

 o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

 It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

 The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's or determined by the Adviser to be of comparable quality).

 The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

 The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

 When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE GROWTH AND INCOME PORTFOLIO

----------
   26
--------------------------------------------------------------------------------

 securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 FOREIGN SECURITIES RISK: To the extent the Portfolio invests in foreign securities, it is subject to risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance and Growth Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not

ALLIANCE GROWTH AND INCOME PORTFOLIO

----------
  27
--------------------------------------------------------------------------------

 reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



---------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------
      [GRAPHIC OMITTED]

   1994             -0.6 %
   1995             24.1 %
   1996             20.1 %
   1997             26.9 %
   1998             20.9 %
   1999             18.66%


 Best quarter (% and time period)    Worst quarter (% and time period)
 26.28% (1998 4th Quarter)           (15.03)% (1998 3rd Quarter)






-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SINCE
                                     ONE YEAR     FIVE YEARS     INCEPTION
-------------------------------------------------------------------------------
 Alliance Growth and Income
    Portfolio - Class IA Shares     18.66%       22.08%         17.15%
-------------------------------------------------------------------------------
 S&P 500 Index*                     21.03%       28.56%         23.43%
-------------------------------------------------------------------------------
 75% S&P 500 Index/25%
    Value Line Convertible*,**      20.71%       25.01%         18.77%
-------------------------------------------------------------------------------
 Lipper Growth and Income Funds
    Average*                        14.51%       21.78%         17.57%
-------------------------------------------------------------------------------


 *   For more information on this index, see the preceding section "The
     Benchmarks."



** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 PAUL RISSMAN and W. THEODORE KUCK have been the persons responsible for the day-to-day management of the Portfolio, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio and its predecessor's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE GROWTH AND INCOME PORTFOLIO

----------
   28
--------------------------------------------------------------------------------

 EQ/ALLIANCE PREMIER GROWTH
 PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

 Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

 The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

 The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

 The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in


EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

----------
  29
--------------------------------------------------------------------------------

 relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT L.P.: ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

 ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978.


     ----------------------------------------------------    EQ Advisors Trust

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

----------
   30
--------------------------------------------------------------------------------

 ALLIANCE SMALL CAP GROWTH PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.


 Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion).


 The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.


 The Portfolio may invest up to 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper).

 When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.


 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.


 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

ALLIANCE SMALL CAP GROWTH PORTFOLIO

----------
  31
--------------------------------------------------------------------------------

 risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for 1998 and 1999, the Portfolio's first two years of existence and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to:
 (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.




-------------------------------------------------------------------------------
                   CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                      [GRAPHIC OMITTED]

                              1998       -4.4 %
                              1999       27.75%


 Best quarter (% and time period)    Worst quarter (% and time period)
 28.30% (1999 4th Quarter)           (28.07)% (1998 3rd Quarter)
-------------------------------------------------------------------------------



     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE SMALL CAP GROWTH PORTFOLIO

----------
   32
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 Alliance Small Cap Growth Portfolio -
 Class IA Shares                             27.75%       17.83%
--------------------------------------------------------------------------------
 Russell 2000 Growth Index*                  43.09%       25.88%
--------------------------------------------------------------------------------
 Lipper Small Company Growth Funds
 Average*                                    38.28%       19.36%
--------------------------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO


 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 BRUCE ARONOW has been responsible for the day-to-day management of the Portfolio since February 2000. Mr. Aronow is a Vice President of Alliance and has been associated with Alliance since May 1999. Prior thereto, he had been associated with Invesco since May 1998, and before that a Vice President of Chancellor LGT Asset Management since 1996 and a Vice President of Chancellor Capital Management since before 1995.



ALLIANCE SMALL CAP GROWTH PORTFOLIO

----------
  33
--------------------------------------------------------------------------------


 MFS EMERGING GROWTH COMPANIES PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

 o early in their life cycle but have the potential to become major enterprises; or

 o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

 For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

 In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In


     ----------------------------------------------------    EQ Advisors Trust

MFS EMERGING GROWTH COMPANIES PORTFOLIO

----------
   34
--------------------------------------------------------------------------------


 addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 PORTFOLIO PERFORMANCE


 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.



--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                 1998        34.57%
                                 1999        74.43%

          [GRAPHIC OMITTED]

 Best quarter:                       Worst quarter:
 53.47% (1999 4th Quarter)           0.72% (1999 3rd Quarter)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                    SINCE
                                   ONE YEAR       INCEPTION
--------------------------------------------------------------------------------

 MFS Emerging Growth Companies
 Portfolio                           74.43%          97.31%**
--------------------------------------------------------------------------------
 Russell 2000 Index*                 21.26%          26.37%
--------------------------------------------------------------------------------




 *   For more information on this index, see the preceding section "The
     Benchmarks."

** Investment operations commenced with respect to Class IA shares on November 24, 1998


 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995, and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.

MFS EMERGING GROWTH COMPANIES PORTFOLIO

----------
  35
--------------------------------------------------------------------------------


 T. ROWE PRICE EQUITY INCOME PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 65%) in dividend-paying common stocks of well established companies paying above-average dividends.

 The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return; (2) dividends are a more stable and predictable source of return; and
 (3) prices of stocks that pay a high current income tend to be less volatile than those paying below average dividends.

 The Adviser uses a "value" approach in choosing securities. The Adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. It looks for common stocks of companies that have:

 o established operating histories;

 o above-average dividend yields relative to the S&P 500;

 o low price to earnings ratios relative to the S&P 500;

 o sound balance sheets and other positive financial characteristics; and

 o low stock price relative to the company's asset value, cash flow or business franchises.

 Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.

 The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities of foreign issuers traded in the U.S. such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, futures, options, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

 When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend. Other principal risks include:


     ----------------------------------------------------    EQ Advisors Trust

T.ROWE PRICE EQUITY INCOME PORTFOLIO

----------
   36
--------------------------------------------------------------------------------

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meet its financial obligations is particularly significant for this Portfolio because this Portfolio may invest a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses,which would reduce the perfomance results. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
          [GRAPHIC OMITTED]

                              1998        9.11%
                              1999        3.80%

 Best quarter:                       Worst quarter:
 13.28% (1999 2nd Quarter)           (8.48)% (1999 3rd Quarter)
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                             SINCE
                                            ONE YEAR       INCEPTION
-------------------------------------------------------------------------------

 T. Rowe Price Equity Income Portfolio         3.80%         3.29%**
-------------------------------------------------------------------------------
 S&P 500 Index*                               21.03%        25.68%
-------------------------------------------------------------------------------



*  For more information on this index, see the preceding section "The
   Benchmarks."


** Investment operations commenced with respect to Class IA shares on November
   24, 1998


T.ROWE PRICE EQUITY INCOME PORTFOLIO

----------
  37
--------------------------------------------------------------------------------

 WHO MANAGES THE PORTFOLIO

 T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.


 Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.



     ----------------------------------------------------    EQ Advisors Trust

T.ROWE PRICE EQUITY INCOME PORTFOLIO

----------
   38
--------------------------------------------------------------------------------

 WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of U.S. small-cap companies with above-average growth potential that the Adviser believes to be undervalued. Typically, such investments may include common stocks, preferred stocks, convertible securities, warrants and rights of small-cap companies. Once 65% of the Portfolio's assets are invested in small-cap companies, the Portfolio may also invest in companies with a market capitalization of any size.


 For purposes of this Portfolio, small-cap companies are companies having market capitalizations within the range of capitalizations of companies represented in the Russell 2000 Index.

 In determining whether a company's stock is undervalued, the Adviser considers all relevant factors which may include a company's:

     o price/earnings ratio;

     o price to book value ratio;

     o price to cash flow ratio; and

     o debt to capital ratio.

 The Portfolio will invest primarily (at least 65% of its net assets) in the securities of U.S. companies traded in the U.S. securities markets. The Portfolio may invest to a lesser extent in foreign securities, investment grade debt securities and high quality domestic and foreign short-term (one year or less) and medium-term money-market securities.

 When market or financial conditions warrant, the Portfolio may invest without limitation in investment grade debt obligations and in domestic and foreign obligations, including repurchase agreements for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In


WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

----------
  39
--------------------------------------------------------------------------------

 addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
             [GRAPHIC OMITTED]

                              1998       -10.02%
                              1999         1.97%


 Best quarter:                       Worst quarter:
 13.42% (1999 2nd Quarter)           (10.75)% (1999 1st Quarter)


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                           SINCE
                                          ONE YEAR       INCEPTION
-------------------------------------------------------------------------------
 Warburg Pincus Small Company Value
 Portfolio                              2.07 %            4.25%**
-------------------------------------------------------------------------------
 Russell 2000 Value Index*, ***        (1.49)%            1.47%
-------------------------------------------------------------------------------
 Russell 2000 Index*                   21.26 %           26.37%
-------------------------------------------------------------------------------



  * For more information on this index, see the preceding section "The Benchmarks."

 ** Investment operations commenced with respect to Class IA shares on November 24, 1998.

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 CREDIT SUISSE ASSET MANAGEMENT, LLC. ("CSAM"), 466 Lexington Avenue, New York, New York 10017-3147. CSAM is the successor to Warburg Pincus Asset Management, Inc., which served as the Adviser to the Portfolio since it commenced operations. CSAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. CSAM is indirectly controlled by

     ----------------------------------------------------    EQ Advisors Trust

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

----------
   40
--------------------------------------------------------------------------------

 Credit Suisse Group. CSAM manages over $60 billion in assets in the U.S., and together with its global affiliates, over $168 billion worldwide.

 KYLE F. FREY is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since the Portfolio commenced operations. Mr. Frey is a managing director of CSAM and has been with CSAM or its predecessor since 1989.

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

INTERNATIONAL STOCK PORTFOLIOS


----------
  41
--------------------------------------------------------------------------------

 ALLIANCE GLOBAL PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of  capital.

 THE INVESTMENT STRATEGY
 The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

 These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

 The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest in equity securities.

 The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

 When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency.


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE GLOBAL PORTFOLIO

----------
   42
--------------------------------------------------------------------------------

       During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the


ALLIANCE GLOBAL PORTFOLIO

----------
  43
--------------------------------------------------------------------------------

 predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
           [GRAPHIC OMITTED]

                              1990      -6.1 %
                              1991      30.5 %
                              1992      -0.5 %
                              1993      32.1 %
                              1994       5.2 %
                              1995      18.8 %
                              1996      14.6 %
                              1997      11.7 %
                              1998      21.8 %
                              1999      38.53%


 Best quarter (% and time period)    Worst quarter (% and time period)
 26.59% (1998 4th Quarter)           (16.99)% (1998 3rd Quarter)





-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                        ONE YEAR     FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
 Alliance Global
   Portfolio -
   Class IA Shares       38.53%         20.74%         15.84%
-------------------------------------------------------------------------------
 Lipper Global
   Mutual Funds
   Average*              44.18%         19.42%         11.73%
-------------------------------------------------------------------------------
 MSCI World
   Index*                24.93%         19.76%         11.42%
-------------------------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE GLOBAL PORTFOLIO

----------
   44
--------------------------------------------------------------------------------


 ALLIANCE INTERNATIONAL PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.


 These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

 The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

 The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

 The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities and making loans of up to 50% of its portfolio securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

 For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:


ALLIANCE INTERNATIONAL PORTFOLIO

----------
  45
--------------------------------------------------------------------------------

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over



     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE INTERNATIONAL PORTFOLIO

----------
   46
--------------------------------------------------------------------------------


 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance International Portfolio) whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                              1996             9.8 %
                              1997            -2.98%
                              1998            10.6 %
                              1999            37.78%

 Best quarter (% and time period)    Worst quarter (% and time period)
 25.95% (1999 4th Quarter)           (15.68)% (1998 3rd Quarter)




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 SINCE
                                 ONE YEAR      INCEPTION
 Alliance International
   Portfolio - Class IA
   Shares                       37.31%          13.16%*
--------------------------------------------------------------------------------
 MSCI EAFE Index**              26.96%          13.11%
--------------------------------------------------------------------------------
 Lipper International Mutual
   Funds Average**              42.88%          17.58%
--------------------------------------------------------------------------------

 *   Since inception as of April 3, 1995.

**   For more information on this index, see the preceding section "The
     Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ALLIANCE INTERNATIONAL PORTFOLIO

----------
  47
--------------------------------------------------------------------------------

 SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE INTERNATIONAL PORTFOLIO

----------
   48
--------------------------------------------------------------------------------


 BT INTERNATIONAL EQUITY INDEX PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.

   For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.

 Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

 The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 INDEX FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies);


BT INTERNATIONAL EQUITY INDEX PORTFOLIO

----------
  49
--------------------------------------------------------------------------------

 inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's average annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
 [GRAPHIC OMITTED]
                                 1998          20.07%
                                 1999          27.75%


 Best quarter:                       Worst quarter:
 17.97% (1999 4th Quarter)           1.35% (1999 1st Quarter)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE
                                              ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 BT International Equity Index Portfolio        27.75%        28.17%*
--------------------------------------------------------------------------------
 MSCI EAFE Index**                              26.96%        29.29%
--------------------------------------------------------------------------------


 * Investment operations commenced with respect to Class IA shares on November 24, 1998.


**   For more information on this index, see the preceding section "The
     Benchmarks."


     ----------------------------------------------------    EQ Advisors Trust

BT INTERNATIONAL EQUITY INDEX PORTFOLIO

----------
   50
--------------------------------------------------------------------------------

 WHO MANAGES THE PORTFOLIO

 BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets, including investment management. In 1999, Bankers Trust Corporation finalized a merger in which Bankers Trust Corporation was acquired by and became a subsidiary of Deutsche Bank AG.


BT INTERNATIONAL EQUITY INDEX PORTFOLIO

FIXED INCOME PORTFOLIOS

----------
  51
--------------------------------------------------------------------------------

 ALLIANCE HIGH YIELD PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

 THE INVESTMENT STRATEGY


 The Portfolio invests primarily in a diversified mix of high yield, fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated securities of comparable quality.


 The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

 The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

 The Portfolio will not invest more than 10% of its total assets in:

 (i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

 (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

 o fixed income securities which the Adviser believes have similar characteristics to securities which are rated B3 or higher by Moody's or B-or higher by S&P, or

 o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

 In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

 The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

 When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 JUNK BOND RISK: The Portfolio invests primarily in "junk bonds" or lower-rated securities rated BBB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high-risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are also less liquid and experience more price volatility than higher rated fixed income securities. This Portfolio may also be subject to


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE HIGH YIELD PORTFOLIO

----------
   52
--------------------------------------------------------------------------------

 greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.


 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known; held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


ALLIANCE HIGH YIELD PORTFOLIO

----------
  53
--------------------------------------------------------------------------------

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]
                                 1990          -1.1 %
                                 1991          24.5 %
                                 1992          12.3 %
                                 1993          23.2 %
                                 1994          -2.8 %
                                 1995          19.9 %
                                 1996          23.0 %
                                 1997          18.5 %
                                 1998          -5.2 %
                                 1999          -3.35%


 Best quarter (% and time period)    Worst quarter (% and time period)
 8.00% (1997 2nd Quarter)            (10.97)% (1998 3rd Quarter)





--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                      ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance High Yield Portfolio
   - Class IA Shares                    (3.35)%        9.86%          10.23%
--------------------------------------------------------------------------------
 CSFB Index*, **                         3.28%         9.07%          11.06%
--------------------------------------------------------------------------------
 ML Master*                              1.57%         9.61%          10.79%
--------------------------------------------------------------------------------
 Lipper High Current Yield Bond
   Funds Average*                        3.83%         9.48%          10.15%
--------------------------------------------------------------------------------



 *   For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities,



     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE HIGH YIELD PORTFOLIO

----------
   54
--------------------------------------------------------------------------------


 qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


 NELSON JANTZEN has been responsible for the day-to-day management of the Portfolio since January 2000. Mr. Jantzen is a Senior Vice President and Portfolio Manager in the Global High Yield Group and is responsible for the management of domestic high yield securities. Mr. Jantzen joined Alliance in 1993.


ALLIANCE HIGH YIELD PORTFOLIO

----------
  55
--------------------------------------------------------------------------------


 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.


   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.


 The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

 In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

 The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

 Under normal market conditions, the Portfolio will invest at least 65%, and expects to invest at least 80%, of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. U.S. Government securities include:

 o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

 o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

----------
   56
--------------------------------------------------------------------------------

 o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

 o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

 o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

 o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

 o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

 o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

 The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

   Guarantees of the Portfolio's U.S. Government securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

 The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 65% of its total assets in U.S. Government securities.

 THE PRINCIPAL RISKS

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:


    ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests



ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

----------
  57
--------------------------------------------------------------------------------


    in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.


    INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

    INVESTMENT GRADE SECURITIES RISK: With respect to fixed income investments of the Portfolio, other than U.S. Government securities, rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), the Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P, or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

    MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

----------
   58
--------------------------------------------------------------------------------

 with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]
                                   1992       5.5%
                                   1993      10.6%
                                   1994      -4.4%
                                   1995      13.3%
                                   1996       3.8%
                                   1997       7.3%
                                   1998       7.7%
                                   1999       0.2%


 Best quarter (% and time period)    Worst quarter (% and time period)
 5.31% (1991 3rd Quarter)            (2.96)% (1994 1st Quarter)
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                    SINCE
                                     ONE YEAR      FIVE YEARS     INCEPTION
-------------------------------------------------------------------------------
 Alliance Intermediate
   Government Securities
   Portfolio - Class IA Shares         0.02%         6.34%          6.26%
-------------------------------------------------------------------------------
 Lehman Intermediate
   Government Bonds*                   0.49%         6.93%          6.76%
-------------------------------------------------------------------------------
 Lipper Intermediate Government
   Funds Average*                     (2.13)%        6.94%          6.84%
-------------------------------------------------------------------------------


*For more information on this index, see the preceding section "The Benchmarks."


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 JEFFREY S. PHLEGAR has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance for the past five years.


ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

----------
  59
--------------------------------------------------------------------------------


 ALLIANCE MONEY MARKET PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

 The instruments in which the Portfolio invests include:

 o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

 o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

       (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

       (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or
       (ii) long term debt rated at least AA by S&P or Aa by Moody's;

 o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

 o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

 o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

 o  floating rate or master demand notes; and

 o  repurchase agreements covering U.S. Government securities.

 If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

 Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

 The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign issuers and making secured loans of up to 50% of its total portfolio securities.

 THE PRINCIPAL RISKS

 MONEY MARKET RISK: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE MONEY MARKET PORTFOLIO

----------
   60
--------------------------------------------------------------------------------


 Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

 ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.


 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Money Market Portfolio) whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


ALLIANCE MONEY MARKET PORTFOLIO

----------
  61
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
 {GRAPHIC OMITTED]
                                 1990         8.2 %
                                 1991         6.2 %
                                 1992         3.6 %
                                 1993         3.0 %
                                 1994         4.0 %
                                 1995         5.7 %
                                 1996         5.3 %
                                 1997         5.4 %
                                 1998         5.3 %
                                 1999         4.96%


  Best quarter (% and time period)          Worst quarter (% and time period)
 2.08% (1990 4th Quarter)                  .46% (2000 1st Quarter)

 The Portfolio's 7-day yield for the quarter ended December 31, 1999 was 5.30%.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
 Alliance Money Market Portfolio
   - Class IA Shares                   4.96%        5.36%          5.16%
--------------------------------------------------------------------------------
 3-Month Treasury Bill                 4.74%        5.20%          5.06%
--------------------------------------------------------------------------------
 Lipper Money Market Mutual
   Fund Average*                       4.75%        5.13%          4.87%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE MONEY MARKET PORTFOLIO

----------
   62
--------------------------------------------------------------------------------


 ALLIANCE QUALITY BOND PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

 THE INVESTMENT STRATEGY

 The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

 The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

 In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).

 The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof. In this regard, the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.

 The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

 The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase. The Portfolio also intends to write covered call options for cross-hedging purposes, which are designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire.

 The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

 When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.


ALLIANCE  QUALITY BOND PORTFOLIO

----------
  63
--------------------------------------------------------------------------------

       INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB or S&P or an equivalent rating by any other nationally recognized statistical rating organization, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

       MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the prepaid funds at the newer, lower interest rates.

       ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE QUALITY BOND PORTFOLIO

----------
   64
--------------------------------------------------------------------------------

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one and five years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

                                1994          -5.1 %
                                1995          17.0 %
                                1996           5.4 %
                                1997           9.1 %
                                1998           8.7 %
                                1999          -2.00%


 Best quarter (% and time period)    Worst quarter (% and time period)
 6.19% (1995 2nd Quarter)            (4.04)% (1994 1st Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                      SINCE
                                       ONE YEAR      FIVE YEARS      INCEPTION
--------------------------------------------------------------------------------
 Alliance Quality Bond Portfolio
   - Class IA Shares                    (2.00)%         7.47%         4.96%*
--------------------------------------------------------------------------------
 Lehman Aggregate Bonds**               (0.82)%         7.73%         5.64%
--------------------------------------------------------------------------------
 Lipper Corporate Debt Funds
   BBB Rated Average**                  (1.62)%         7.83%         5.32%
--------------------------------------------------------------------------------


*  Since inception as of October 1, 1993.

** For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ALLIANCE QUALITY BOND PORTFOLIO

----------
  65
--------------------------------------------------------------------------------

 MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE QUALITY BOND PORTFOLIO

BALANCED/HYBRID PORTFOLIOS


----------
   66
--------------------------------------------------------------------------------


 EQ/BALANCED PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

 THE INVESTMENT STRATEGY

 The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

 The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.


 The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

 The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the expected asset mix.


 The Portfolio may also invest up to 20% of its total assets in foreign securities (which may include American depositary receipts and other depositary arrangements) and may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

 The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 MULTIPLE-ADVISER RISK: The EQ/Balanced Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other


EQ/BALANCED PORTFOLIO

----------
  67
--------------------------------------------------------------------------------

 Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.


 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.


 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 FIXED INCOME RISK: This Portfolio invests at least 25% of its total assets in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


     ----------------------------------------------------    EQ Advisors Trust

EQ/BALANCED PORTFOLIO

----------
   68
--------------------------------------------------------------------------------

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                   1990        0.3 %
                                   1991       41.3 %
                                   1992       -2.8 %
                                   1993       12.3 %
                                   1994       -8.0 %
                                   1995       19.8 %
                                   1996       11.7 %
                                   1997       15.1 %
                                   1998       18.1 %
                                   1999       17.79%




 Best quarter (% and time period)    Worst quarter (% and time period)
 15.13% (1991 4th Quarter)           (8.29)% (1990 3rd Quarter)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                   ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Balanced Portfolio - Class
   IA Shares                        17.79%       16.44%         11.77%
--------------------------------------------------------------------------------
 50% S&P 500 Index/50%
   Lehman Gov't/Corp.*, **           9.07%       17.93%         13.04%
--------------------------------------------------------------------------------
 S&P 500 Index*                     21.03%       28.56%         18.21%
--------------------------------------------------------------------------------
 Lipper Flex. Port. Average*        12.07%       17.11%         12.94%
--------------------------------------------------------------------------------



 *   For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison


EQ/BALANCED PORTFOLIO

----------
  69
--------------------------------------------------------------------------------


 Associates LLC have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).


 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


 The portfolio manager responsible for that portion of the Portfolio's total assets that will be advised by Alliance as an Adviser is as follows:


       ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

 CAPITAL GUARDIAN TRUST COMPANY: ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

 Capital Guardian uses a multiple portfolio manager system under which the assets of the Portfolio for which Capital Guardian serves as Adviser are divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio's total assets allocated to Capital Guardian as Adviser is managed by a group of investment research analysts.


 The individual portfolio managers of each segment of the Portfolio's total assets that will be advised by Capital Guardian as an Adviser, other than that managed by the group of research analysts, are as follows:

       DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.


       MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

       DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

       THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

       EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and


     ----------------------------------------------------    EQ Advisors Trust

EQ/BALANCED PORTFOLIO

----------
   70
--------------------------------------------------------------------------------

       Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

       TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC ("PIFM"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as either the manager or administrator to various investment companies, with aggregate assets of approximately $72 billion.

 JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990 and manages approximately $48.4 billion in assets as of September 30, 1999.


    The individual portfolio managers for that portion of the Portfolio's total assets that will be advised by PIFM as an Adviser and Jennison are as follows:

       MICHAEL A. DEBALSO. Michael A. DeBalso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. DeBalso joined Jennison in 1972.

       KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Growth Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer.


 PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America.


EQ/BALANCED PORTFOLIO

----------
  71
--------------------------------------------------------------------------------


 ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

 THE INVESTMENT STRATEGY

 The Portfolio invests varying portions of its assets in high quality, publicly-traded fixed income securities (including money market instruments and cash) and publicly-traded common stocks and other equity securities of U.S. and non-U.S. issuers.

 The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by the Adviser, that is less than that of a 10-year Treasury bond (the "fixed income core"). The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the fixed income core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.



   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.


 All debt securities held by the Portfolio will be of investment grade (i.e., rated at least BBB by S&P or Baa by Moody's) or unrated securities of comparable quality as determined by the Adviser. The equity securities invested in by the Portfolio will consist primarily of common stock (including convertible securities). The Portfolio may also invest in stocks that are traded over-the-counter and in other equity-type securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers.

 The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

----------
   72
--------------------------------------------------------------------------------

 income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

       MORTGAGE BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like, which may cause the Portfolio to lose money or be prevented from earning capital gains.


ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

----------
  73
--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of fixed income and equity securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                                  1990          6.3%
                                  1991         19.8%
                                  1992          5.6%
                                  1993         10.8%
                                  1994         -4.1%
                                  1995         20.4%
                                  1996          5.2%
                                  1997         13.3%
                                  1998         13.9%
                                  1999         10.4%




 Best quarter (% and time period)    Worst quarter (% and time period)
-----------------------------------  ----------------------------------
 7.65% (1998 4th Quarter)            (3.21)% (1994 1st Quarter)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Conservative
   Investors Portfolio -
   Class IA Shares            10.14%        12.47%          9.94%
--------------------------------------------------------------------------------
 70% Lehman Treasury/30%
   S&P 500 Index*, **          4.19%        13.60%         10.75%
--------------------------------------------------------------------------------
 S&P 500 Index*               21.03%        28.56%         18.21%
--------------------------------------------------------------------------------
 Lipper Income Average*        4.65%        14.57%         10.84%
--------------------------------------------------------------------------------



 *   For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

----------
   74
--------------------------------------------------------------------------------

 since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

----------
  75
--------------------------------------------------------------------------------


 ALLIANCE GROWTH INVESTORS PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

 THE INVESTMENT STRATEGY

 The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.


 The Portfolio's investments in equity securities will include both exchange-traded and over-the-counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.


 The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB- rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate

     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE GROWTH INVESTORS PORTFOLIO

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    restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the


ALLIANCE GROWTH INVESTORS PORTFOLIO

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  77
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 Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                               1990         10.7 %
                               1991         48.8 %
                               1992          4.9 %
                               1993         15.3 %
                               1994         -3.2 %
                               1995         26.4 %
                               1996         12.6 %
                               1997         16.9 %
                               1998         19.1 %
                               1999         26.58%



 Best quarter (% and time period)    Worst quarter (% and time period)
 18.16% (1998 4th Quarter)           (10.60)% (1990 3rd Quarter)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Growth Investors
   Portfolio - Class IA Shares       26.58%        20.19%         17.08%
--------------------------------------------------------------------------------
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.*, **           13.77%        22.15%         15.13%
--------------------------------------------------------------------------------
 S&P 500 Index*                      21.03%        28.56%         18.21%
--------------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Average*                          12.07%        17.11%         12.94%
--------------------------------------------------------------------------------



 *   For more information on this index, see the preceding section "The
     Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


     ----------------------------------------------------    EQ Advisors Trust

ALLIANCE GROWTH INVESTORS PORTFOLIO

3
More information on principal risks


----------------
      78
--------------------------------------------------------------------------------

 Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

 There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

 GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

 ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

 SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

 As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

 CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

 DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:



MORE INFORMATION ON PRINCIPAL RISKS

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       ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.
       The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.


       CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

       Credit risk is particularly significant for the Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

       INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

       MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise,

     ----------------------------------------------------    EQ Advisors Trust

MORE INFORMATION ON PRINCIPAL RISKS

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        the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

       INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

       JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

 FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

       CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

       EURO RISK: Certain of the Portfolios may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement

MORE INFORMATION ON PRINCIPAL RISKS

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       systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

       REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

       TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.


 INDEX-FUND RISK: The Alliance Equity Index and BT International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the Alliance Equity Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500 Index. The BT International Equity Index Portfolio utilizes a "passive" or "indexing" investment approach and attempts to duplicate the investment performance of the particular index the Portfolio is tracking (i.e. MSCI EAFE Index) through statistical procedures. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify their investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.


 LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

 LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.


     ----------------------------------------------------    EQ Advisors Trust

MORE INFORMATION ON PRINCIPAL RISKS

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 MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

 MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.


 PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.


 SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

 SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.


MORE INFORMATION ON PRINCIPAL RISKS

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 VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


     ----------------------------------------------------    EQ Advisors Trust

MORE INFORMATION ON PRINCIPAL RISKS

4
Management of the Trust



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 This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

 THE TRUST


 The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty-one (41) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


 THE MANAGER

 The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company.

 Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

 The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

 CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)



---------------------------------------------
 INDEX PORTFOLIOS
---------------------------------------------
 Alliance Equity Index             0.250%
 BT International Equity Index     0.350%
---------------------------------------------



MANAGEMENT OF THE TRUST

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 85
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CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



-------------------------------------------------------------------------------------------------------------------
                                                    FIRST          NEXT          NEXT          NEXT
 DEBT PORTFOLIOS                               $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
-------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                0.600%         0.575%        0.550%        0.530%        0.520%
Alliance Intermediate Government Securities        0.500%         0.475%        0.450%        0.430%        0.420%
Alliance Money Market                              0.350%         0.325%        0.300%        0.280%        0.270%
Alliance Quality Bond                              0.525%         0.500%        0.475%        0.455%        0.445%
-------------------------------------------------------------------------------------------------------------------



CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


----------------------------------------------------------------------------------------------------
                                          FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS                    $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
----------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                      0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Balanced                              0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Common Stock                    0.550%       0.500%       0.475%       0.450%       0.425%
Alliance Conservative Investors          0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Global                          0.750%       0.700%       0.675%       0.650%       0.625%
Alliance Growth and Income               0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Growth Investors                0.600%       0.550%       0.525%       0.500%       0.475%
Alliance International                   0.850%       0.800%       0.775%       0.750%       0.725%
Alliance Small Cap Growth                0.750%       0.700%       0.675%       0.650%       0.625%
EQ/Alliance Premier Growth               0.900%       0.850%       0.825%       0.800%       0.775%
MFS Emerging Growth Companies            0.650%       0.600%       0.575%       0.550%       0.525%
T. Rowe Price Equity Income              0.600%       0.550%       0.525%       0.500%       0.475%
Warburg Pincus Small Company Value       0.750%       0.700%       0.675%       0.650%       0.625%
----------------------------------------------------------------------------------------------------

For one Portfolio (i.e., Warburg Pincus Small Cap Value Portfolio) the Manager has agreed not to implement any increase in the applicable management fee rate (as approved by shareholders) until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier.


     -------------------------                               EQ Advisors Trust

MANAGEMENT OF THE TRUST

----------
   86
--------------------------------------------------------------------------------

 The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 1999 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 1999 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

 MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 1999


----------------------------------------------------------
                                    ANNUAL        RATE OF
                                     RATE          FEES
 PORTFOLIOS                        RECEIVED       WAIVED
----------------------------------------------------------
 EQ/Aggressive Stock                 0.54%         0.00%
 EQ/Balanced                         0.41%         0.00%
 Alliance Common Stock               0.36%         0.00%
 Alliance Conservative Investors     0.48%         0.00%
 Alliance Equity Index               0.30%         0.00%
 Alliance Global                     0.63%         0.00%
 Alliance Growth & Income            0.54%         0.00%
 Alliance Growth Investors           0.50%         0.00%
 Alliance High Yield                 0.60%         0.00%
 Alliance Intermediate               0.50%         0.00%
   Government Securities
 Alliance International              0.90%         0.00%
 Alliance Money Market               0.34%         0.00%
 EQ/Alliance Premier Growth          0.90%         0.22%
 Alliance Quality Bond               0.53%         0.00%
 Alliance Small Cap Growth           0.90%         0.00%
 BT International Equity Index       0.35%         0.11%
 MFS Emerging Growth                 0.55%         0.11%
   Companies
 T. Rowe Price Equity Income         0.55%         0.15%
 Warburg Pincus Small Company        0.65%         0.13%
   Value
----------------------------------------------------------


 EXPENSE LIMITATION AGREEMENT


 In the interest of limiting until April 30, 2001 expenses of each Portfolio (except for the Portfolios for which Alliance serves as Investment Adviser, other than EQ/Alliance Premier Growth Portfolio), the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions (other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) are limited to the following respective expense ratios:


 EXPENSE LIMITATION PROVISIONS



------------------------------------------------------------
                                            TOTAL EXPENSES
                                         LIMITED TO (% OF
 PORTFOLIOS                              DAILY NET ASSETS)
------------------------------------------------------------
 BT International Equity Index                  0.75%
 EQ/Alliance Premier Growth                     0.90%
 MFS Emerging Growth Companies                  0.75%
 T. Rowe Price Equity Income                    0.70%
 Warburg Pincus Small Company Value             0.85%
------------------------------------------------------------


 Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

MANAGEMENT OF THE TRUST

----------
  87
--------------------------------------------------------------------------------

 The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five (5) fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

 THE ADVISERS

 Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

 The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers without obtaining approval of the relevant Portfolio' s shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934 ("1934 Act").

 The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

 THE ADMINISTRATOR

 Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

 Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust assets, 0.03 of 1% of the next $3 billion of the total Trust assets; 0.025 of 1% of the next $4 billion of the total Trust assets; and 0.0225% of 1% of the total Trust assets in excess of $10 billion.

 THE TRANSFER AGENT

 Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

 BROKERAGE PRACTICES

 In selecting brokers and dealers, in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution


     ----------------------------------------------------    EQ Advisors Trust

MANAGEMENT OF THE TRUST

----------
   88
--------------------------------------------------------------------------------

 available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) finance activities that are primarily intended to result in the sale of Trust shares.

 BROKERAGE TRANSACTIONS WITH AFFILIATES

 To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


MANAGEMENT OF THE TRUST

5
Fund distribution arrangements



----------------
  89
--------------------------------------------------------------------------------


 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IA shares of the Trust as well as the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.


 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.


FUND DISTRIBUTION ARRANGEMENTS

6
Purchase and redemption



----------------
      90
--------------------------------------------------------------------------------

 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


 You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. Market timing strategies are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolios reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.



PURCHASE AND REDEMPTION

7
How assets are valued



----------------
  91
--------------------------------------------------------------------------------

 Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.


 o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.


 o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.


HOW ASSETS ARE VALUED

8
Tax information



----------------
      92
--------------------------------------------------------------------------------

 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.


TAX INFORMATION

9
Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance (other than EQ/Alliance Premier Growth Portfolio) financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information for the Class IA and Class IB shares have been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1999 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

--------
 93
--------------------------------------------------------------------------------

EQ/AGGRESSIVE STOCK PORTFOLIO (FKA ALLIANCE AGGRESSIVE STOCK PORTFOLIO)(D)(E):



                                                                            CLASS IA
                                           --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                           -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....      $34.15         $36.22         $35.85         $35.68         $30.63
                                                ------         ------         ------         ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........        0.12           0.09           0.04           0.09           0.10
  Net realized and unrealized gain
   (loss) on investments .................        6.22          (0.28)          3.71           7.52           9.54
                                                ------         ------         ------         ------         ------
  Total from investment operations........        6.34          (0.19)          3.75           7.61           9.64
                                                ------         ------         ------         ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................       (0.12)         (0.16)         (0.05)         (0.09)         (0.10)
  Dividends in excess of net
   investment income .....................           -              -              -              -              -
  Distributions from realized gains ......       (2.36)         (1.72)         (3.33)         (7.33)         (4.49)
  Distributions in excess of realized
   gains .................................           -              -              -          (0.02)             -
  Tax return of capital distributions ....           -              -              -              -              -
                                                ------         ------         ------         ------         ------
  Total dividends and distributions ......       (2.48)         (1.88)         (3.38)         (7.44)         (4.59)
                                                ------         ------         ------         ------         ------
Net asset value, end of period ...........      $38.01         $34.15         $36.22         $35.85         $35.68
                                                ======         ======         ======         ======         ======
Total return .............................       18.84%          0.29%        %10.94%         22.20%         31.63%
                                                ======         ======         ======         ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $4,368,877     $4,346,907     $4,589,771     $3,865,256     $2,700,515
Ratio of expenses to average net
  assets .................................        0.56%          0.56%          0.54%          0.48%          0.49%
Ratio of net investment income (loss)
  to average net assets ..................        0.33%          0.24%          0.11%          0.24%          0.28%
Portfolio turnover rate ..................          87%           105%           123%           108%           127%



                                                                   CLASS IB
                                           --------------------------------------------------------
                                                                                     OCTOBER 2,*
                                                  YEAR ENDED DECEMBER 31,              1996 TO
                                           -------------------------------------    DECEMBER 31,
                                               1999         1998         1997           1996
                                           ------------ ------------ ----------- ------------------
Net asset value, beginning of period .....    $34.01       $36.13       $35.83        $37.28
                                              ------       ------       ------        ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      0.03         0.01        (0.11)        (0.01)
  Net realized and unrealized gain
   (loss) on investments .................      6.20        (0.29)        3.77          0.85
                                              ------       ------       ------        ------
  Total from investment operations........      6.23        (0.28)        3.66          0.84
                                              ------       ------       ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................     (0.05)       (0.12)      (0.03)             -
  Dividends in excess of net
   investment income .....................         -            -           -          (0.02)
  Distributions from realized gains ......     (2.36)       (1.72)      (3.33)         (0.23)
  Distributions in excess of realized
   gains .................................         -            -           -          (2.04)
  Tax return of capital distributions ....         -            -           -              -
                                              ------       ------      ------         ------
  Total dividends and distributions ......     (2.41)       (1.84)      (3.36)         (2.29)
                                              ------       ------      ------         ------
Net asset value, end of period ...........    $37.83       $34.01      $36.13         $35.83
                                              ======       ======      ======         ======
Total return .............................     18.55%        0.05%      10.66%          2.32%(b)
                                              ======       ======      ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $233,265     $153,782     $73,486          $613
Ratio of expenses to average net
  assets .................................       0.81%        0.82%       0.81%         0.73%(a)
Ratio of net investment income (loss)
  to average net assets ..................       0.07%        0.02%      (0.28)%       (0.10)%(a)
Portfolio turnover rate ..................         87%         105%        123%          108%


FINANCIAL HIGHLIGHTS

-----
  94
--------------------------------------------------------------------------------

EQ/BALANCED PORTFOLIO (FKA ALLIANCE BALANCED PORTFOLIO)(D)(E):

                                                                             CLASS IA
                                            --------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------
                                                 1999           1998           1997           1996           1995
                                            -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period ......      $18.51         $17.58        $16.64         $16.76         $14.87
                                                 ------         ------        ------         ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................        0.52           0.56          0.58           0.53           0.54
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ...........................        2.69           2.54          1.86           1.31           2.36
                                                 ------         ------        -------        ------        -------
  Total from investment operations ........        3.21           3.10          2.44           1.84           2.90
                                                 ------         ------        -------        ------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................       (0.56)         (0.50)        (0.59)         (0.53)         (0.54)
  Dividends in excess of net
   investment income ......................           -              -             -              -             -
  Distributions from realized gains .......       (1.98)         (1.67)        (0.91)         (1.40)         (0.47)
  Distributions in excess of realized
   gains ..................................           -              -             -          (0.03)            -
  Tax return of capital distributions .....           -              -             -              -             -
                                                 ------        -------        ------         ------        -------
  Total dividends and distributions .......       (2.54)         (2.17)        (1.50)         (1.96)         (1.01)
                                                 ------        -------        ------         ------        -------
Net asset value, end of period ............      $19.18         $18.51        $17.58         $16.64         $16.76
                                                 ======        =======        ======         ======        =======
Total return ..............................       17.79%         18.11%        15.06%         11.68%         19.75%
                                                 ======        =======        ======         ======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........   $2,126,313     $1,936,429    $1,724,089     $1,637,856     $1,523,142
Ratio of expenses to average net
  assets ..................................        0.44%          0.45%         0.45%          0.41%          0.40%
Ratio of net investment income to
  average net assets ......................        2.68%          3.00%         3.30%          3.15%          3.33%
Portfolio turnover rate ...................         107%            95%          146%           177%           186%

                                                          CLASS IB
                                            -------------------------------------
                                                                  JULY 8, 1998*
                                                YEAR ENDED             TO
                                             DECEMBER 31, 1999  DECEMBER 31, 1998
                                            ------------------ ------------------
Net asset value, beginning of period ......       $18.51             $19.48
                                                  ------             ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................        0.47                0.24
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ...........................        2.69                0.66
                                                  ------             ------
  Total from investment operations ........        3.16                0.90
                                                  ------             ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................       (0.54)             (0.20)
  Dividends in excess of net
   investment income ......................            -                 -
  Distributions from realized gains .......       (1.98)              (1.67)
  Distributions in excess of realized
   gains ..................................            -                 -
  Tax return of capital distributions .....            -                 -
                                                  ------            ------
  Total dividends and distributions .......        (2.52)             (1.87)
                                                  ------            ------
Net asset value, end of period ............       $19.15             $18.51
                                                  ======            ======
Total return ..............................        17.50%              4.92%(b)
                                                  ======            ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........      $10,701                $10
Ratio of expenses to average net
  assets ..................................         0.69%              0.70%(a)
Ratio of net investment income to
  average net assets ......................         2.43%              2.65%(a)
Portfolio turnover rate ...................          107%                95%

                                     FINANCIAL HIGHLIGHTS

-----
 95
--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO(D)(E):



                                                                            CLASS IA
                                    -----------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------------------
                                           1999               1998              1997              1996             1995
                                    ------------------ ------------------ ---------------- ----------------- ----------------
Net asset value, beginning of
  period ..........................       $24.35             $21.61           $18.23            $16.48            $13.36
                                          ------             ------           ------            ------            ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........         0.17               0.18             0.14              0.15              0.20
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................         5.84               5.99             5.12              3.73             4.12
                                          ------             ------           ------           -------           ------
  Total from investment
   operations .....................         6.01               6.17             5.26              3.88             4.32
                                          ------             ------           ------           -------           ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............        (0.16)             (0.15)           (0.11)            (0.15)           (0.20)
  Dividends in excess of net
   investment income ..............            -                  -                -                 -            (0.02)
  Distributions from realized
   gains ..........................        (4.03)             (3.28)           (1.77)            (1.76)           (0.95)
  Distributions in excess of
   realized gains .................            -                  -                -             (0.22)           (0.03)
  Tax return of capital
   distributions ..................            -                  -                -                 -                -
                                          ------             ------           ------           -------           ------
  Total dividends and
   distributions ..................        (4.19)             (3.43)           (1.88)            (2.13)           (1.20)
                                          ------             ------           ------           -------           ------
Net asset value, end of period.....       $26.17             $24.35           $21.61            $18.23           $16.48
                                          ======             ======           ======           =======           ======
Total return ......................        25.19%             29.39%           29.40%            24.28%           32.45%
                                          ======             ======           ======           =======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $14,951,495        $12,061,977       $9,331,994        $6,625,390       $4,879,677
Ratio of expenses to average
  net assets ......................         0.38%              0.39%            0.39%             0.38%            0.38%
Ratio of net investment
  income to average net
  assets ..........................         0.65%              0.75%            0.69%             0.85%            1.27%
Portfolio turnover rate ...........           57%                46%              52%               55%              61%



                                                            CLASS IB
                                    ---------------------------------------------------------
                                                                                OCTOBER 2,*
                                                                                  1996 TO
                                            YEAR ENDED DECEMBER 31,              DECEMBER
                                    ----------------------------------------        31,
                                         1999          1998         1997           1996
                                    -------------- ------------ ------------ ----------------
Net asset value, beginning of
  period ..........................    $24.30       $21.58       $18.22          $17.90
                                       ------       ------       ------          ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.10         0.10         0.10            0.02
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      5.82         6.00         5.11            1.52
                                       ------       ------       ------          ------
  Total from investment
   operations .....................      5.92         6.10         5.21            1.54
                                       ------       ------       ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............     (0.14)       (0.10)       (0.08)              -
  Dividends in excess of net
   investment income ..............        -             -            -           (0.03)
  Distributions from realized
   gains ..........................     (4.03)       (3.28)       (1.77)          (0.16)
  Distributions in excess of
   realized gains .................        -             -            -           (1.03)
  Tax return of capital
   distributions ..................        -             -            -               -
                                      ------        ------       ------          ------
  Total dividends and
   distributions ..................     (4.17)       (3.38)       (1.85)          (1.22)
                                      ------        ------       ------          ------
Net asset value, end of period.....    $26.05       $24.30       $21.58          $18.22
                                      ======        ======       ======          ======
Total return ......................     24.88%       29.06%       29.07%           8.49%(b)
                                      ======        ======       ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................$1,642,066      $834,144     $228,780         $1,244
Ratio of expenses to average
  net assets ......................      0.63%        0.64%        0.64%          0.63%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.39%        0.44%        0.46%          0.61%(a)
Portfolio turnover rate ...........        57%          46%          52%            55%

     -------------------------                               EQ Advisors Trust

FINANCIAL HIGHLIGHTS

-----
  96
--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO(D)(E):



                                                              CLASS IA
                                  ----------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------
                                      1999         1998         1997         1996         1995
                                  ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ........................    $12.32       %11.89       $11.29       $11.52       $10.15
                                     ------       ------       ------       ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........      0.47         0.49         0.49         0.50         0.60
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions .................      0.76         1.12         0.97         0.07         1.43
                                     ------       ------       ------       ------       ------
  Total from investment
   operations ...................      1.23         1.61         1.46         0.57         2.03
                                     ------       ------       ------       ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............     (0.44)       (0.48)       (0.49)       (0.51)       (0.59)
  Distributions from realized
   gains ........................     (0.56)       (0.70)       (0.37)       (0.27)       (0.07)
  Distributions in excess of
   realized gains ...............         -            -            -        (0.02)           -
  Tax return of capital
   distributions ................         -            -            -            -            -
                                     ------       ------       ------       ------       ------
  Total dividends and
   distributions ................     (1.00)       (1.18)       (0.86)       (0.80)       (0.66)
                                     ------       ------       ------       ------       ------
Net asset value, end of
 period .........................    $12.55       $12.32       $11.89       $11.29       $11.52
                                     ======       ======       ======       ======       ======
Total return ....................     10.14%       13.88%       13.25%        5.21%       20.40%
                                     =======      ======       ======       ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................  $394,489     $355,441     $307,847     $282,402     $252,101
Ratio of expenses to average
  net assets ....................      0.53%        0.53%        0.57%        0.61%        0.59%
Ratio of net investment
  income to average
  net assets ....................      3.73%        3.99%        4.17%        4.48%        5.48%
Portfolio turnover rate .........       111%         103%         206%         181%         287%



                                                  CLASS 1B
                                  ----------------------------------------
                                        YEAR ENDED          MAY 1, 1997*
                                       DECEMBER 31,              TO
                                  -----------------------   DECEMBER 31,
                                      1999        1998          1997
                                  ----------- ----------- ----------------
Net asset value, beginning of
  period ........................    $12.31      $11.88        $11.29
                                     ------      ------        ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........      0.44        0.46          0.31
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions .................      0.75        1.12          1.01
                                     ------      ------        ------
  Total from investment
   operations ...................      1.19        1.58          1.32
                                     ------      ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............     (0.43)      (0.45)        (0.36)
  Distributions from realized
   gains ........................     (0.56)      (0.70)        (0.37)
  Distributions in excess of
   realized gains ...............         -           -             -
  Tax return of capital
   distributions ................         -           -             -
                                     ------      ------        ------
  Total dividends and
   distributions ................     (0.99)      (1.15)        (0.73)
                                     ------      ------        ------
Net asset value, end of
 period .........................    $12.51      $12.31        $11.88
                                     ======     =======        ======
Total return ....................      9.87%      13.60%        11.84%(b)
                                     ======     =======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................   $81,555     $32,653        $5,694
Ratio of expenses to average
  net assets ....................      0.78%       0.78%        0.80%(a)
Ratio of net investment
  income to average
  net assets ....................      3.48%       3.68%        3.82%(a)
Portfolio turnover rate .........       111%        103%         206%


                                     FINANCIAL HIGHLIGHTS

-----
 97
--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO(D)(E):



                                                                  CLASS IA
                                    --------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                         1999           1998          1997         1996         1995
                                    -------------- -------------- ------------ ------------ ------------
Net asset value, beginning of
  period ..........................      $25.00        $19.74       $15.16       $13.13       $ 9.87
                                         ------        ------       ------       ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.28          0.27         0.26         0.27         0.26
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        4.78          5.25         4.64         2.65         3.32
                                         ------        ------       ------       ------       ------
  Total from investment
   operations .....................        5.06          5.52         4.90         2.92         3.58
                                         ------        ------       ------       ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............       (0.27)        (0.25)       (0.25)       (0.25)       (0.22)
  Dividends in excess of net
   investment income - ............           -             -            -            -            -
  Distributions from realized
   gains ..........................       (0.22)        (0.01)       (0.07)       (0.64)       (0.09)
  Distributions in excess of
   realized gains .................           -             -            -            -        (0.01)
  Tax return of capital
   distributions ..................           -             -            -            -            -
                                         ------        ------       ------       ------       ------
  Total dividends and
   distributions ..................       (0.49)        (0.26)       (0.32)      (0.89)       (0.32)
                                         ------        ------       ------       ------      ------
Net asset value, end of period.....      $29.57        $25.00       $19.74       $15.16      $13.13
                                         ======        ======       ======       ======      ======
Total return ......................       20.38%        28.07%       32.58%       22.39%      36.48%
                                         ======        ======       ======       ======      ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $2,618,539    $1,689,913     $943,631     $386,249    $165,785
Ratio of expenses to average
  net assets ......................        0.33%         0.34%        0.37%        0.39%       0.48%
Ratio of net investment
  income to average net
  assets ..........................        1.05%         1.23%        1.46%        1.91%       2.16%
Portfolio turnover rate ...........           5%            6%           3%          15%          9%



                                                    CLASS 1B
                                    ----------------------------------------
                                          YEAR ENDED          MAY 1, 1997*
                                         DECEMBER 31,              TO
                                    -----------------------   DECEMBER 31,
                                        1999        1998          1997
                                    ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................    $24.98     $19.73         $16.35
                                       ------     ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.21       0.22           0.14
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      4.78       5.24           3.48
                                       ------     ------         ------
  Total from investment
   operations .....................      4.99       5.46           3.62
                                       ------     ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............     (0.25)     (0.20)        (0.17)
  Dividends in excess of net
   investment income - ............         -          -             -
  Distributions from realized
   gains ..........................     (0.22)     (0.01)        (0.07)
  Distributions in excess of
   realized gains .................         -          -             -
  Tax return of capital
   distributions ..................         -          -             -
                                       ------     ------        ------
  Total dividends and
   distributions ..................     (0.47)     (0.21)        (0.24)
                                       ------     ------        ------
Net asset value, end of period.....    $29.50     $24.98        $19.73
                                       ======     =======       ======
Total return ......................     20.08%     27.74%        22.28%(b)
                                       ======     ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $20,931       $443          $110
Ratio of expenses to average
  net assets ......................      0.58%      0.59%         0.62%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.78%      0.98%         1.10%(a)
Portfolio turnover rate ...........         5%         6%            3%

     -------------------------                               EQ Advisors Trust

FINANCIAL HIGHLIGHTS

-----
  98
--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO(D)(E):



                                                                   CLASS IA
                                    ----------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------
                                         1999           1998           1997          1996         1995
                                    -------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................      $19.46        $17.29         $16.92       $15.74       $13.87
                                         ------        ------         ------       ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.10          0.14           0.17         0.21         0.26
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        7.25          3.56           1.75         2.05         2.32
                                         ------        ------         ------       ------       ------
  Total from investment
   operations .....................        7.35          3.70           1.92         2.26         2.58
                                         ------        ------         ------       ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............       (0.02)        (0.22)         (0.36)       (0.21)       (0.25)
  Dividends in excess of net
   investment income ..............           -             -              -        (0.08)           -
  Distributions from realized
   gains ..........................       (1.63)        (1.31)         (1.19)       (0.79)       (0.42)
  Distributions in excess of
   realized gains .................           -             -              -            -        (0.03)
  Tax return of capital
   distributions ..................           -             -              -            -        (0.01)
                                         ------        ------         ------       ------       ------
  Total dividends and
   distributions ..................       (1.65)       (1.53)          (1.55)       (1.08)       (0.71)
                                        -------       -------         ------       ------       ------
Net asset value, end of period.....      $25.16       $ 19.46         $17.29       $16.92       $15.74
                                        =======       =======         ======       ======       ======
Total return ......................       38.53%        21.80%         11.66%       14.60%       18.81%
                                        =======       =======         ======       ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $1,869,185    $1,360,220     $1,203,867     $997,041     $686,140
Ratio of expenses to average
  net assets ......................        0.70%         0.71%          0.69%        0.60%        0.61%
Ratio of net investment
  income to average net
  assets ..........................        0.45%         0.72%          0.97%        1.28%        1.76%
Portfolio turnover rate ...........          93%          105%            57%          59%          67%



                                                          CLASS 1B
                                    -----------------------------------------------------
                                                                            OCTOBER 2,*
                                          YEAR ENDED DECEMBER 31,             1996 TO
                                    ------------------------------------   DECEMBER 31,
                                        1999         1998        1997          1996
                                    ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................    $19.41      $17.27      $16.91         $16.57
                                       ------      ------      ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.03        0.08        0.12           0.02
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      7.24        3.56        1.76           0.81
                                       ------      ------      ------         ------
  Total from investment
   operations .....................      7.27        3.64        1.88           0.83
                                       ------      ------      ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............         -       (0.19)      (0.33)             -
  Dividends in excess of net
   investment income ..............         -           -           -          (0.11)
  Distributions from realized
   gains ..........................     (1.63)      (1.31)      (1.19)         (0.10)
  Distributions in excess of
   realized gains .................         -           -           -          (0.28)
  Tax return of capital
   distributions ..................         -           -           -              -
                                       ------      ------      ------         ------
  Total dividends and
   distributions ..................     (1.63)      (1.50)      (1.52)         (0.49)
                                       ------      ------      ------         ------
Net asset value, end of period.....    $25.05      $19.41      $17.27         $16.91
                                       ======      ======      ======         ======
Total return ......................     38.17%      21.50%      11.38%          4.98%(b)
                                       ======      ======      ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $121,052     $47,982     $21,520           $290
Ratio of expenses to average
  net assets ......................      0.95%       0.96%       0.97%          0.86%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.16%       0.41%       0.67%          0.48%(a)
Portfolio turnover rate ...........        93%        105%         57%            59%

                                     FINANCIAL HIGHLIGHTS

-----
 99
--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO(D)(E):



                                                                        CLASS IA
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                 1999          1998         1997         1996         1995
                                            -------------- ------------ ------------ ------------ -----------
Net asset value, beginning of period ......     $16.99       $15.38      $ 13.01      $ 11.70      $  9.70
                                                ------       ------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................       0.06         0.06         0.15         0.24        0.33
  Net realized and unrealized gain
   (loss) on investments ..................       3.05         3.08         3.30         2.05        1.97
                                               -------       ------      -------      -------      -------
  Total from investment operations ........       3.11         3.14         3.45         2.29        2.30
                                               -------       ------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................      (0.05)       (0.05)      ( 0.15)      ( 0.23)     ( 0.30)
  Distributions from realized gains .......      (1.81)       (1.48)      ( 0.93)      ( 0.75)          -
  Tax return of capital distributions .....          -            -            -            -           -
                                               -------       ------     --------     --------     -------
  Total dividends and distributions .......      (1.86)       (1.53)      ( 1.08)      ( 0.98)     ( 0.30)
                                               -------       ------     --------     --------     -------
Net asset value, end of period ............     $18.24       $16.99      $ 15.38      $ 13.01      $ 11.70
                                               =======       ======       ========     ========     =======
Total return ..............................      18.66%       20.86%       26.90%       20.09%      24.07%
                                               =======       ======      ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......... $1,241,619     $877,744     $555,059     $232,080     $98,053
Ratio of expenses to average net
  assets ..................................       0.57%        0.58%        0.58%        0.58%       0.60%
Ratio of net investment income to
  average net assets ......................       0.33%        0.38%        0.99%        1.94%       3.11%
Portfolio turnover rate ...................         70%          74%          79%          88%         65%



                                                              CLASS IB
                                            --------------------------------------------
                                              YEAR END DECEMBER 31,      MAY 1, 1997*
                                            -------------------------         TO
                                                1999         1998      DECEMBER 31, 1997
                                            ------------ ------------ ------------------
Net asset value, beginning of period ......    $16.95       $15.36          $13.42
                                               ------       ------          ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................      0.01         0.03            0.05
  Net realized and unrealized gain
   (loss) on investments ..................      3.04         3.07            2.91
                                               ------       ------          ------
  Total from investment operations ........      3.05         3.10            2.96
                                               ------       ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................     (0.03)       (0.03)          (0.09)
  Distributions from realized gains .......     (1.81)       (1.48)          (0.93)
  Tax return of capital distributions .....         -            -               -
                                               ------       ------          ------
  Total dividends and distributions .......     (1.84)       (1.51)          (1.02)
                                               ------       ------          ------
Net asset value, end of period ............    $18.16       $16.95          $15.36
                                               ======       ======          ======
Total return ..............................     18.37%       20.56%          22.41%(b)
                                               ======       ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........  $261,663     $120,558         $32,697
Ratio of expenses to average net
  assets ..................................      0.82%        0.83%           0.83%(a)
Ratio of net investment income to
  average net assets ......................      0.06%        0.17%           0.43%(a)
Portfolio turnover rate ...................        70%          74%             79%



     -------------------------                               EQ Advisors Trust


FINANCIAL                                                      HIGHLIGHTS

-----
  100
--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO(D)(E):



                                                                    CLASS IA
                                    -------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------
                                         1999           1998            1997           1996          1995
                                    -------------- -------------- --------------- -------------- ------------
Net asset value, beginning of
  period ..........................     $19.87         $18.55         $17.20         $17.68       $14.66
                                        ------         ------         ------         ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........       0.37           0.41           0.41           0.40         0.57
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................       4.83           3.03           2.43           1.66         3.24
                                        ------         ------         ------         ------       ------
  Total from investment
   operations .....................       5.20           3.44           2.84           2.06         3.81
                                        ------         ------         ------         ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............      (0.35)         (0.41)         (0.46)         (0.40)       (0.54)
  Dividends in excess of net
   investment income ..............          -              -              -          (0.03)       (0.01)
  Distributions from realized
   gains ..........................      (2.15)         (1.71)         (1.03)         (2.10)       (0.24)
  Distributions in excess of
   realized gains .................          -              -              -          (0.01)           -
  Tax return of capital
   distributions ..................          -              -              -              -            -
                                        ------         ------         ------        -------       ------
  Total dividends and
   distributions ..................      (2.50)         (2.12)         (1.49)         (2.54)       (0.79)
                                        ------         ------         ------        -------       ------
Net asset value, end of period.....     $22.57         $19.87         $18.55         $17.20       $17.68
                                        ======         ======         ======        =======       ======
Total return ......................      26.58%         19.13%         16.87%         12.61%       26.37%
                                        ======         ======         ======        =======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ......................... $2,495,787     $1,963,074     $1,630,389      $1,301,643     $896,134
Ratio of expenses to average
  net assets ......................       0.53%          0.55%          0.57%           0.57%        0.56%
Ratio of net investment
  income to average net
  assets ..........................       1.71%          2.10%          2.18%           2.31%        3.43%
Portfolio turnover rate ...........         98%           102%           121%            190%         107%



                                                          CLASS IB
                                    -----------------------------------------------------
                                                 YEAR ENDED                 OCTOBER 2,
                                                DECEMBER 31,                  1996 TO
                                    ------------------------------------   DECEMBER 31,
                                        1999         1998        1997          1996
                                    ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................    $19.84       $18.52      $17.19        $16.78
                                       ------       ------      ------        ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.31         0.36        0.36          0.07
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      4.82         3.03        2.43          0.71
                                       ------       ------      ------        ------
  Total from investment
   operations .....................      5.13         3.39        2.79          0.78
                                       ------       ------      ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............    (0.31)        (0.36)      (0.43)        (0.02)
  Dividends in excess of net
   investment income ..............        -             -           -         (0.09)
  Distributions from realized
   gains ..........................    (2.15)        (1.71)      (1.03)        (0.02)
  Distributions in excess of
   realized gains .................        -             -           -         (0.24)
  Tax return of capital
   distributions ..................        -             -           -             -
                                      ------        ------      ------      ---------
  Total dividends and
   distributions ..................    (2.46)        (2.07)      (1.46)        (0.37)
                                      --------     -------      ------      ---------
Net asset value, end of period.....   $22.51        $19.84      $18.52        $17.19
                                      ======       =======      ======      ========
Total return ......................    26.27%        18.83%      16.58%         4.64%(b)
                                      ======       =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ......................... $202,850       $92,027     $35,730          $472
Ratio of expenses to average
  net assets ......................     0.78%         0.80%       0.82%         0.84%(a)
Ratio of net investment
  income to average net
  assets ..........................     1.44%         1.85%       1.88%         1.69%(a)
Portfolio turnover rate ...........       98%          102%        121%          190%


                              FINANCIAL HIGHLIGHTS

-----
 101
--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO(D)(E):



                                                                  CLASS IA
                                      -----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------------------
                                          1999          1998         1997         1996         1995
                                      ------------ ------------- ------------ ------------ ------------
Net asset value, beginning of
  period ............................   $ 8.71        $10.41       $10.02       $ 9.64       $ 8.91
                                        ------        ------       ------       ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .............     0.90          1.07         1.04         1.02         0.98
  Net realized and unrealized
   gain (loss) on investments. ......    (1.19)        (1.56)        0.75         1.07         0.73
                                        -------       ------      -------       ------       ------
  Total from investment
   operations .......................    (0.29)        (0.49)        1.79         2.09         1.71
                                        -------       ------      -------       ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ...........................    (0.96)        (1.03)       (0.97)       (0.98)       (0.94)
  Dividends in excess of net
   investment income ................        -             -            -        (0.03)       (0.04)
  Distributions from realized
   gains ............................    (0.01)        (0.18)       (0.43)       (0.70)           -
  Distributions in excess of
   realized gains ...................        -             -            -            -            -
  Return of capital distributions ...    (0.02)            -            -            -            -
                                        -------       ------       ------       -------      ------
  Total dividends and
   distributions ....................     (0.99)       (1.21)       (1.40)       (1.71)       (0.98)
                                        -------       ------       ------       ------       ------
Net asset value, end of period ......    $ 7.43        $8.71       $10.41       $10.02       $ 9.64
                                         ======       ======       ======       ======       ======
Total return ........................     (3.35)%      (5.15)%      18.48%      22.89%        19.92%
                                         ======       ======       ======       ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...   $336,292    $405,308     $355,473    $199,360      $118,129
Ratio of expenses to average net
  assets ............................      0.63%        0.63%        0.62%       0.59%         0.60%
Ratio of net investment income to
  average net assets ................     10.53%       10.67%        9.82%       9.93%        10.34%
Portfolio turnover rate .............       178%         181%         390%        485%          350%



                                                             CLASS IB
                                      -------------------------------------------------------
                                                                                OCTOBER 2,*
                                             YEAR ENDED DECEMBER 31,              1996 TO
                                      --------------------------------------   DECEMBER 31,
                                          1999          1998         1997          1996
                                      ------------ ------------- ----------- ----------------
Net asset value, beginning of
  period ............................     $8.69        $10.39       $10.01        $10.25
                                          -----        ------       ------        ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .............      0.87          1.04         1.05          0.19
  Net realized and unrealized
   gain (loss) on investments. ......     (1.18)        (1.56)        0.71          0.15
                                         ------        ------       ------        ------
  Total from investment
   operations .......................     (0.31)        (0.52)        1.76          0.34
                                         ------        ------       ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ...........................     (0.95)        (1.00)       (0.95)       (0.03)
  Dividends in excess of net
   investment income ................         -             -            -        (0.25)
  Distributions from realized
   gains ............................     (0.01)        (0.18)       (0.43)       (0.01)
  Distributions in excess of
   realized gains ...................         -             -            -        (0.29)
  Return of capital distributions ...     (0.02)            -            -            -
                                         ------        ------       ------       ------
  Total dividends and
   distributions ....................     (0.98)       (1.18)       (1.38)        (0.58)
                                         ------       ------       ------        ------
Net asset value, end of period ......    $ 7.40       $ 8.69       $10.39         $0.01
                                         ======       ======       ======        ======
Total return ........................     (3.58)%      (5.38)%      18.19%         3.32%(b)
                                         ======       ======       ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...  $230,290     $207,042      $66,338          $685
Ratio of expenses to average net
  assets ............................      0.88%        0.88%        0.88%         0.82%(a)
Ratio of net investment income to
  average net assets ................     10.25%       10.60%        9.76%         8.71%(a)
Portfolio turnover rate .............       178%         181%         390%          485%



     -------------------------                               EQ Advisors Trust


                              FINANCIAL HIGHLIGHTS

-----
  102
--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(D)(E):



                                                                             CLASS IA
                                                 ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------
                                                     1999         1998         1997         1996         1995
                                                 ------------ ------------ ------------ ----------- -------------
Net asset value, beginning of period ...........    $ 9.67       $ 9.44       $ 9.29      $ 9.47        $ 8.87
                                                    ------       ------       ------      ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.50         0.50         0.53        0.54          0.58
  Net realized and unrealized gain (loss) on
   investments .................................     (0.49)        0.21         0.13       (0.19)         0.57
                                                    ------       ------       ------      ------        ------
  Total from investment operations .............      0.01         0.71         0.66        0.35          1.15
                                                    ------       ------       ------      ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. ........     (0.50)       (0.48)       (0.51)      (0.53)        (0.55)
                                                    ------       ------       ------      ------        ------
Net asset value, end of period .................    $ 9.18       $ 9.67       $ 9.44      $ 9.29        $ 9.47
                                                    ======       ======       ======      ======        ======
Total return ...................................      0.02%        7.74%        7.29%       3.78%        13.33%
                                                    ======       ======       ======      ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $156,864     $153,383     $115,114     $88,384       $71,780
Ratio of expenses to average net assets ........      0.55%        0.55%        0.55%       0.56%         0.57%
Ratio of net investment income to average
  net assets ...................................      5.16%        5.21%        5.61%       5.73%         6.15%
Portfolio turnover rate ........................       408%         539%         285%        318%          255%



                                                                      CLASS IB
                                                 --------------------------------------------------
                                                                                    MAY 1, 1997*
                                                    YEAR ENDED DECEMBER 31,              TO
                                                 ------------------------------     DECEMBER 31,
                                                      1999            1998              1997
                                                 -------------- --------------- -------------------
Net asset value, beginning of period ...........     $ 9.66         $ 9.43            $ 9.27
                                                     ------         ------            ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................       0.47           0.47              0.32
  Net realized and unrealized gain (loss) on
   investments .................................      (0.49)          0.22              0.22
                                                     ------         ------            ------
  Total from investment operations .............      (0.02)          0.69              0.54
                                                     ------         ------            ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. ........      (0.49)         (0.46)            (0.38)
                                                     ------         ------            ------
Net asset value, end of period .................     $ 9.15         $ 9.66            $ 9.43
                                                     ======         ======            ======
Total return ...................................      (0.23)%         7.48%             5.83%(b)
                                                     ======         ======            ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............    $45,911        $30,898            $5,052
Ratio of expenses to average net assets ........       0.80%          0.80%             0.81%(a)
Ratio of net investment income to average
  net assets ...................................       4.91%          4.87%            5.15%(a)
Portfolio turnover rate ........................        408%           539%             285%



                                     FINANCIAL HIGHLIGHTS

-----
 103
--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO(D)(E):



                                                                  CLASS IA
                                    ---------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------  APRIL 3, 1995*
                                                                                                TO
                                                                                           DECEMBER 31,
                                        1999         1998          1997         1996           1995
                                    ------------ ------------ ------------- ------------ ----------------
Net asset value, beginning of
  period ..........................    $11.13       $10.27        $11.50       $10.87         $10.00
                                       ------       ------        ------       ------         -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.08         0.09          0.10         0.13           0.14
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions ..........      4.07         0.97         (0.45)        0.94           0.98
                                       ------       ------        ------       ------         ------
  Total from investment
   operations .....................      4.15         1.06         (0.35)        1.07           1.12
                                       ------       ------        ------       ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............         -        (0.20)       (0.32)        (0.10)         (0.07)
  Dividends in excess of net
   investment income ..............         -            -            -         (0.09)         (0.13)
  Distributions from realized
   gains ..........................     (0.25)           -        (0.56)        (0.25)         (0.05)
  Tax return of capital
   distributions ..................         -            -            -             -              -
                                       ------       ------       ------        ------         ------
  Total dividends and
   distributions ..................     (0.25)       (0.20)       (0.88)        (0.44)         (0.25)
                                       ------       ------       ------        ------         ------
Net asset value, end of period.....    $15.03       $11.13       $10.27        $11.50         $10.87
                                       ======       ======       ======        ======         ======
Total return ......................     37.31%       10.57%       (2.98)%        9.82%         11.29%(b)
                                       ======       ======       ======        =======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $268,541     $204,767     $190,611      $151,907        $28,684
Ratio of expenses to average
  net assets ......................      1.08%        1.06%        1.08%         1.06%          1.03%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.70%        0.81%        0.83%         1.10%          1.71%(a)
Portfolio turnover rate ...........       152%          59%          59%           48%            56%



                                                       CLASS IB
                                    -----------------------------------------------
                                                                    MAY 1, 1997*
                                      YEAR ENDED DECEMBER 31,            TO
                                    ----------------------------    DECEMBER 31,
                                         1999           1998            1997
                                    -------------- ------------- ------------------
Net asset value, beginning of
  period ..........................     $11.11         $10.26          $11.39
                                        -------        ------          ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........       0.04           0.05            0.02
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions ..........       4.06           0.98           (0.31)
                                        ------         ------          ------
  Total from investment
   operations .....................       4.10           1.03           (0.29)
                                        -------        ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............          -          (0.18)         (0.28)
  Dividends in excess of net
   investment income ..............          -              -              -
  Distributions from realized
   gains ..........................      (0.25)             -          (0.56)
  Tax return of capital
   distributions ..................          -              -              -
                                        ------         ------         ------
  Total dividends and
   distributions ..................     (0.25)          (0.18)         (0.84)
                                       ------          ------         ------
Net asset value, end of period.....    $14.96          $11.11         $10.26
                                       ======          ======         ======
Total return ......................     36.90%          10.30%         (2.54)%(b)
                                       ======          ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $18,977          $7,543         $3,286
Ratio of expenses to average
  net assets ......................      1.33%           1.31%          1.38%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.36%           0.44%          0.20%(a)
Portfolio turnover rate ...........       152%             59%            59%

     -------------------------                               EQ Advisors Trust


                              FINANCIAL HIGHLIGHTS

-----
  104
--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO(D)(E):



                                                                          CLASS IA
                                        ----------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------------------
                                              1999           1998           1997            1996           1995
                                        --------------- -------------- -------------- --------------- --------------
Net asset value, beginning of
  period ..............................      $10.22         $10.18         $10.17         $10.16         $10.14
                                             ------         ------        -------         ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............        0.51           0.53           0.54           0.54           0.57
  Net realized and unrealized
   gain (loss) on investments .........           -              -              -          (0.01)             -
                                             ------         -------       -------         ------         ------
  Total from investment
   operations .........................        0.51           0.53           0.54           0.53           0.57
                                             ------         ------        -------         ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................       (0.45)         (0.49)         (0.53)         (0.52)         (0.55)
  Dividends in excess of net
   investment income ..................           -              -              -              -              -
  Dividends from realized gains .......           -              -              -              -              -
                                             ------         ------         ------         ------         ------
  Total dividends and
   distributions ......................       (0.45)        (0.49)          (0.53)         (0.52)         (0.55)
                                            -------        ------          ------         ------       --------
Net asset value, end of period ........      $10.28        $10.22          $10.18         $10.17         $10.16
                                             ======        ======          ======         ======       ========
Total return ..........................        4.96%         5.34%           5.42%          5.33%          5.74%
                                             ======        ======          ======         ======       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....    $883,988      $723,311        $449,960       $463,422       $386,691
Ratio of expenses to average net
  assets ..............................        0.37%         0.37%           0.39%          0.43%          0.44%
Ratio of net investment income to
  average net assets ..................        4.91%         5.13%           5.28%          5.17%          5.53%



                                                                    CLASS IB
                                        -----------------------------------------------------------------
                                                                                            OCTOBER 2,
                                                    YEAR ENDED DECEMBER 31,                  1996* TO
                                        ------------------------------------------------   DECEMBER 31,
                                              1999            1998             1997            1996
                                        --------------- ---------------- --------------- ----------------
Net asset value, beginning of
  period ..............................       $10.21           $10.17          $10.16         $10.16
                                              ------           ------          ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............         0.49             0.49            0.52           0.11
  Net realized and unrealized
   gain (loss) on investments .........        (0.01)            0.02               -           0.01
                                              ------           ------          -------        ------
  Total from investment
   operations .........................         0.48             0.51            0.52           0.12
                                              ------           ------          -------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................        (0.44)           (0.47)          (0.51)         (0.02)
  Dividends in excess of net
   investment income ..................            -                -               -          (0.10)
  Dividends from realized gains .......            -                -               -              -
                                              ------           ------          ------         ------
  Total dividends and
   distributions ......................        (0.44)           (0.47)          (0.51)         (0.12)
                                             -------           ------          ------         ------
Net asset value, end of period ........       $10.25           $10.21          $10.17         $10.16
                                             =======           ======          ======         ======
Total return ..........................         4.71%            5.08%           5.16%          1.29%(b)
                                             =======           ======          ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....     $559,713         $386,718        $123,675         $3,184
Ratio of expenses to average net
  assets ..............................         0.62%            0.62%          0.63%          0.67%(a)
Ratio of net investment income to
  average net assets ..................         4.68%            4.82%          5.02%          4.94%(a)

                                     FINANCIAL HIGHLIGHTS

-----
 105
--------------------------------------------------------------------------------

ALLIANCE QUALITY BOND PORTFOLIO(D)(E):



                                                                    CLASS IA
                                        ----------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------
                                            1999         1998         1997         1996         1995
                                        ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..............................     $ 9.84     $ 9.74        $ 9.49       $ 9.61       $ 8.72
                                            ------     -------       ------       ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............       0.54       0.55          0.60         0.57         0.57
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .......................      (0.74)      0.28          0.24        (0.07)        0.88
                                            ------     ------        ------       ------       ------
  Total from investment
   operations .........................      (0.20)      0.83          0.84         0.50         1.45
                                            ------     ------        ------       ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................      (0.50)     (0.53)        (0.59)       (0.60)       (0.56)
  Dividends in excess of net
   investment income ..................          -          -             -        (0.02)           -
  Distributions from realized
   gains ..............................      (0.03)     (0.20)            -            -            -
  Tax return of capital
   distributions ......................          -          -             -            -            -
                                            ------     -------       ------       ------       ------
  Total dividends and
   distributions ......................      (0.53)     (0.73)       (0.59)       (0.62)        (0.56)
                                            ------     ------       ------       ------        ------
Net asset value, end of period ........     $ 9.11     $ 9.84       $ 9.74       $ 9.49        $ 9.61
                                            ======     =======      =======      =======       ======
Total return ..........................      (2.00)%     8.69%        9.14%        5.36%       17.02%
                                            ======     ======       ======       ======        =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $329,895   $322,418     $203,233     $155,023     $157,443
Ratio of expenses to average net
  assets ..............................      0.56%       0.57%        0.57%        0.59%        0.59%
Ratio of net investment income to
  average net assets ..................      5.64%       5.48%        6.19%        6.06%        6.13%
Portfolio turnover rate ...............       147%        194%         374%         431%         411%



                                                   CLASS 1B
                                        -------------------------------
                                                         JULY 8, 1998*
                                          YEAR ENDED          TO
                                         DECEMBER 31,    DECEMBER 31,
                                             1999            1998
                                        -------------- ----------------
Net asset value, beginning of
  period ..............................      $ 9.84         $ 9.90
                                             ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............        0.52           0.25
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .......................       (0.75)          0.14
                                             ------         ------
  Total from investment
   operations .........................       (0.23)          0.39
                                             ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................       (0.49)         (0.25)
  Dividends in excess of net
   investment income ..................           -              -
  Distributions from realized
   gains ..............................       (0.03)         (0.20)
  Tax return of capital
   distributions ......................           -              -
                                            -------         ------
  Total dividends and
   distributions ......................       (0.52)         (0.45)
                                            -------         ------
Net asset value, end of period ........      $ 9.09         $ 9.84
                                            =======         ======
Total return ..........................       (2.25)%         4.05%(b)
                                            =======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....     $ 1,094            $10
Ratio of expenses to average net
  assets ..............................        0.81%          0.81%(a)
Ratio of net investment income to
  average net assets ..................        5.39%          5.06%(a)
Portfolio turnover rate ...............         147%           194%

     -------------------------                               EQ Advisors Trust


                              FINANCIAL HIGHLIGHTS

-----
  106
--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO(D)(E):



                                                              CLASS IA
                                           -----------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                                           --------------------------     MAY 1, 1997*
                                                                               TO
                                               1999          1998       DECEMBER 31, 1997
                                           ------------ ------------- --------------------
Net asset value, beginning of period .....     $11.82      $12.35           $10.00
                                               ------      ------           ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      (0.05)       0.01             0.01
  Net realized and unrealized gain
   (loss) on investments .................       3.34       (0.54)            2.65
                                               ------      ------           ------
  Total from investment operations .......       3.29       (0.53)            2.66
                                               ------      ------           ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................          -           -            (0.01)
  Dividends in excess of net
   investment income .....................          -           -                -
  Distributions from realized gains ......          -           -            (0.30)
  Tax return of capital distributions ....          -           -                -
                                               ------      ------           ------
  Total dividends and distributions ......          -           -            (0.31)
                                               ------      ------           ------
Net asset value, end of period ...........     $15.11      $11.82           $12.35
                                               ======      ======           ======
Total return .............................      27.75%      (4.28)%          26.74%(b)
                                               ======      ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $241,000    $198,360          $94,676
Ratio of expenses to average net
  assets .................................      0.95%        0.96%            0.95%(a)
Ratio of net investment income (loss)
  to average net assets ..................     (0.40)%       0.08%            0.10%(a)
Portfolio turnover rate ..................       221%          94%              96%



                                                              CLASS IB
                                           ----------------------------------------------
                                             YEAR ENDED DECEMBER 31,      MAY 1, 1997*
                                           ---------------------------         TO
                                                1999          1998      DECEMBER 31, 1997
                                           ------------- ------------- ------------------
Net asset value, beginning of period .....     $11.79       $12.34          $10.00
                                               ------       ------          ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      (0.08)       (0.02)          (0.01)
  Net realized and unrealized gain
   (loss) on investments .................       3.32        (0.53)           2.65
                                               ------       ------          ------
  Total from investment operations .......       3.24        (0.55)           2.64
                                               ------       ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................          -            -               -
  Dividends in excess of net
   investment income .....................          -            -               -
  Distributions from realized gains ......          -            -           (0.30)
  Tax return of capital distributions ....          -            -               -
                                               ------       ------          ------
  Total dividends and distributions ......          -            -           (0.30)
                                               ------       ------          ------
Net asset value, end of period ...........     $15.03       $11.79          $12.34
                                               ======       ======          ======
Total return .............................      27.46%       (4.44)%         26.57%(b)
                                               ======       ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $162,331     $112,254         $46,324
Ratio of expenses to average net
  assets .................................       1.20%        1.20%           1.15%(a)
Ratio of net investment income (loss)
  to average net assets ..................      (0.65)%      (0.17)%         (0.12)%(a)
Portfolio turnover rate ..................        221%          94%             96%


Financial                                                      Highlights

-----
 107
--------------------------------------------------------------------------------

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO



                                                                                                 CLASS IA
                                                                                          ----------------------
                                                                                               MAY 1, 1999*
                                                                                                    TO
                                                                                             DECEMBER 31, 1999
                                                                                          ----------------------
Net asset value, beginning of period ....................................................       $10.00
                                                                                                ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................         0.02
  Net realized and unrealized gain on investments and foreign currency transactions .....         1.89
                                                                                                ------
  Total from investment operations ......................................................         1.91
                                                                                                ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................        (0.01)
  Dividends in excess of net investment income ..........................................            -
  Distributions from realized gains .....................................................        (0.03)
  Distributions in excess of realized gains .............................................            -
  Tax return of capital distributions ...................................................            -
                                                                                                ------
  Total dividends and distributions .....................................................        (0.04)
                                                                                                ------
Net asset value, end of period ..........................................................       $11.87
                                                                                                ======
Total return ............................................................................        19.14%(b)
                                                                                                ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................      $28,834
Ratio of expenses to average net assets after waivers ...................................        0.90%(a)(c)
Ratio of expenses to average net assets before waivers (f) ..............................        1.12%(a)(c)
Ratio of net investment income to average net assets after waivers ......................        0.45%(a)(c)
Ratio of net investment income to average net assets before waivers (f) .................        0.23%(a)(c)
Portfolio turnover rate .................................................................          29%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................      $ 0.01



                                                                                                  CLASS IB
                                                                                          ------------------------
                                                                                                MAY 1, 1999*
                                                                                                     TO
                                                                                              DECEMBER 31, 1999
                                                                                          ------------------------
Net asset value, beginning of period ....................................................         $10.00
                                                                                                  ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................           0.01
  Net realized and unrealized gain on investments and foreign currency transactions .....           1.89
                                                                                                  ------
  Total from investment operations ......................................................           1.90
                                                                                                  ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................          (0.01)
  Dividends in excess of net investment income ..........................................              -
  Distributions from realized gains .....................................................          (0.03)
  Distributions in excess of realized gains .............................................              -
  Tax return of capital distributions ...................................................              -
                                                                                                  -------
  Total dividends and distributions .....................................................          (0.04)
                                                                                                  ------
Net asset value, end of period ..........................................................         $11.86
                                                                                                  ======
Total return ............................................................................          18.97%(b)
                                                                                                  ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................       $451,323
Ratio of expenses to average net assets after waivers ...................................           1.15%(a)(c)
Ratio of expenses to average net assets before waivers (f) ..............................           1.37%(a)(c)
Ratio of net investment income to average net assets after waivers ......................           0.20%(a)(c)
Ratio of net investment income to average net assets before waivers (f) .................          (0.02)%(a)(c)
Portfolio turnover rate .................................................................             29%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................          $ 0.01



     -------------------------                               EQ Advisors Trust


                              FINANCIAL HIGHLIGHTS

-----
  108
--------------------------------------------------------------------------------

BT INTERNATIONAL EQUITY INDEX PORTFOLIO:**

                                                                            CLASS IA
                                                           ------------------------------------------
                                                                                 NOVEMBER 24, 1998*
                                                                YEAR ENDED               TO
                                                            DECEMBER 31, 1999     DECEMBER 31, 1998
                                                           ------------------- ----------------------
Net asset value, beginning of period .....................       $11.84               $11.67
                                                                 ------               ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................         0.16                 0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........         3.10                 0.31
                                                                 ------               ------
  Total from investment operations .......................         3.26                 0.34
                                                                 ------               ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................        (0.13)              (0.17)
  Dividends in excess of net investment income ...........        (0.01)                  -
Distributions from realized gains ........................        (0.11)                  -
                                                                 ------              ------
  Total dividends and distributions ......................        (0.25)              (0.17)
                                                                 ------              ------
Net asset value, end of period ...........................       $14.85              $11.84
                                                                 ======              ======
Total return .............................................        27.75%               2.94%(b)
                                                                 ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................       $3,629                $735
Ratio of expenses to average net assets after waivers.....         0.69%(c)            0.59%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................         0.80%(c)            1.24%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................         1.21%(c)            1.36%(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................         1.10%(c)            0.71%(a)(c)
Portfolio turnover rate ..................................            7%                  3%
Average commission rate paid .............................
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............       $ 0.03              $ 0.26

                                                                          CLASS IB
                                                           --------------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31, 1999   DECEMBER 31, 1998
                                                           ------------------- ------------------
Net asset value, beginning of period .....................      $11.85                $10.00
                                                                ------                ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................        0.10                  0.08
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........        3.15                  1.92
                                                                ------                ------
  Total from investment operations .......................        3.25                  2.00
                                                                ------                ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................       (0.10)                (0.15)
  Dividends in excess of net investment income ...........       (0.02)                    -
Distributions from realized gains ........................       (0.11)                    -
                                                               -------                ------
  Total dividends and distributions ......................       (0.23)                (0.15)
                                                               -------                ------
Net asset value, end of period ...........................      $14.87                $11.85
                                                               =======                ======
Total return .............................................       27.50%                20.07%
                                                               =======                ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................     $94,581               $48,075
Ratio of expenses to average net assets after waivers.....        0.94%(c)              0.84%(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................        1.05%(c)              1.49%(c)
Ratio of net investment income to average net assets
  after waivers ..........................................        0.96%(c)              1.11%(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................        0.85%(c)              0.46%(c)
Portfolio turnover rate ..................................           7%                    3%
Average commission rate paid .............................
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............      $ 0.03                $ 0.05


                              FINANCIAL HIGHLIGHTS

-----
 109
--------------------------------------------------------------------------------

MFS EMERGING GROWTH COMPANIES PORTFOLIO:



                                                               CLASS IA
                                             --------------------------------------------
                                                                    NOVEMBER 24, 1998*
                                                  YEAR ENDED                TO
                                              DECEMBER 31, 1999      DECEMBER 31, 1998
                                             ------------------- ------------------------
Net asset value, beginning of period .......        $16.04                $14.18
                                                    ------                ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) .............          0.01                     -
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ............................         11.83                  1.86
                                                     -----                ------
  Total from investment operations .........         11.84                  1.86
                                                     -----                ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..................................             -                     -
  Dividends in excess of net investment
   income ..................................             -                     -
  Distributions from realized gains ........         (0.48)                    -
  Distributions in excess of realized
   gains ...................................             -                     -
                                                    ------               -------
  Total dividends and distributions ........         (0.48)                    -
                                                    ------               -------
Net asset value, end of period .............        $27.40                $16.04
                                                    ======               =======
Total return ...............................         74.43%                13.12%(b)
                                                    ======               =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........       $46,248               $ 5,978
Ratio of expenses to average net assets
  after waivers ............................          0.60%(c)              0.60%(a)(c)
Ratio of expenses to average net assets
  before waivers (f) .......................          0.70%(c)              0.79%(a)(c)
Ratio of net investment income to
  average net assets after waivers .........          0.09%(c)             (0.05)%(a)(c)
Ratio of net investment income to
  average net assets before waivers (f).....         (0.01)%(c)            (0.24)%(a)(c)
Portfolio turnover rate ....................           184 %                             79%
  Effect of voluntary expense limitation
   during the period: (f)
   Per share benefit to net investment
    income .................................          $0.01              $     -



                                                                      CLASS IB
                                             ----------------------------------------------------------
                                                                                        MAY 1, 1997*
                                                  YEAR ENDED          YEAR ENDED             TO
                                              DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
                                             ------------------- ------------------- ------------------
Net asset value, beginning of period .......       $16.04            $11.92               $10.00
                                                   ------            ------               ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) .............        (0.02)           (0.03)                 0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ............................        11.79             4.15                  2.21
                                                   ------           ------                ------
  Total from investment operations .........        11.77             4.12                  2.23
                                                   ------           ------                ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..................................            -                -                 (0.02)
  Dividends in excess of net investment
   income ..................................            -                -                     -
  Distributions from realized gains ........        (0.48)               -                 (0.18)
  Distributions in excess of realized
   gains ...................................            -                -                 (0.11)
                                                   ------           ------                ------
  Total dividends and distributions ........        (0.48)               -                 (0.31)
                                                   ------           ------                ------
Net asset value, end of period .............       $27.33           $16.04                $11.92
                                                   ======           ======                ======
Total return ...............................        73.62%           34.57%               22.42%(b)
                                                   ======           =======               =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........   $1,665,635         $461,307              $99,317
Ratio of expenses to average net assets
  after waivers ............................         0.85%(c)         0.85%(c)             0.85%(a)
Ratio of expenses to average net assets
  before waivers (f) .......................         0.95%(c)         1.04%(c)             1.82%(a)
Ratio of net investment income to
  average net assets after waivers .........        (0.16)%(c)       (0.30)%(c)            0.61%(a)
Ratio of net investment income to
  average net assets before waivers (f).....        (0.26)%(c)       (0.49)%(c)           (0.36)%(a)
Portfolio turnover rate ....................          184%              79 %                116 %
  Effect of voluntary expense limitation
   during the period: (f)
   Per share benefit to net investment
    income .................................        $ 0.01          $ 0.02              $   0.04


     -------------------------                               EQ Advisors Trust



                              FINANCIAL HIGHLIGHTS

-----
  110
--------------------------------------------------------------------------------

T. ROWE PRICE EQUITY INCOME PORTFOLIO:

                                                                         CLASS IA
                                                           -------------------------------------
                                                                               NOVEMBER 24,
                                                                                   1998*
                                                             YEAR ENDED             TO
                                                            DECEMBER 31,       DECEMBER 31,
                                                                1999               1998
                                                           -------------- ----------------------
Net asset value, beginning of period .....................     $12.67              $13.22
                                                               ------              ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.28                0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.20               (0.09)+
                                                               ------              ------
  Total from investment operations .......................       0.48               (0.03)
                                                               ------              ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.29)              (0.24)
  Distributions from realized gains ......................      (0.52)              (0.28)
                                                               ------              ------
  Total dividends and distributions ......................      (0.81)              (0.52)
                                                               ------              ------
Net asset value, end of period ...........................     $12.34              $12.67
                                                               ======              ======
Total return .............................................       3.80%              (0.15)%(b)
                                                               ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................     $5,181              $2,415
Ratio of expenses to average net assets after waivers.....       0.60%               0.60%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................       0.72%               0.79%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................       2.15%               2.45%(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................       2.03%               2.26%(a)(c)
Portfolio turnover rate ..................................         31%                 17%
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............     $ 0.02              $ 0.03

                                                                                CLASS IB
                                                           --------------------------------------------------
                                                                                               MAY 1, 1997*
                                                             YEAR ENDED       YEAR ENDED            TO
                                                            DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                1999             1998              1997
                                                           -------------- ----------------- -----------------
Net asset value, beginning of period .....................     $12.67           $12.08           $10.00
                                                               ------           ------           ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.24             0.22             0.10
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.20             0.87             2.11
                                                               ------           ------           ------
  Total from investment operations .......................       0.44             1.09             2.21
                                                               ------           ------           ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.25)          (0.22)            (0.09)
  Distributions from realized gains ......................      (0.52)          (0.28)            (0.04)
                                                               ------          ------            ------
  Total dividends and distributions ......................      (0.77)          (0.50)            (0.13)
                                                               ------          ------            ------
Net asset value, end of period ...........................     $12.34          $12.67            $12.08
                                                               =======         ======            ======
Total return .............................................       3.54%           9.11%            22.11%(b)
                                                               ======          ======            ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................   $273,031        $242,001           $99,947
Ratio of expenses to average net assets after waivers.....       0.85%           0.85%(c)          0.85%(a)
Ratio of expenses to average net assets before
  waivers (f) ............................................       0.97%           1.04%(c)          1.74%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................       1.90%           2.20% (c)         2.49%(a)
Ratio of net investment income to average net assets
  before waivers (f) .....................................       1.78%           2.01% (c)         1.60%(a)
Portfolio turnover rate ..................................         31%             17%                9%
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............     $ 0.02           $ 0.02           $ 0.03

                              FINANCIAL HIGHLIGHTS

-----
 111
--------------------------------------------------------------------------------

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO:


                                                                          CLASS IA
                                                           ---------------------------------------
                                                                                 NOVEMBER 24,
                                                                                     1998*
                                                              YEAR ENDED              TO
                                                             DECEMBER 31,        DECEMBER 31,
                                                                 1999                1998
                                                           ---------------- ----------------------
Net asset value, beginning of period .....................      $10.59              $10.40
                                                                -------             -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................         0.03               0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........         0.19               0.23+
                                                                -------            -------
  Total from investment operations .......................         0.22               0.26
                                                                -------            -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................        (0.05)             (0.06)
  Distributions in excess of realized gains ..............            -                  -
  Return of capital distributions ........................            -              (0.01)
                                                                -------             ------
  Total dividends and distributions ......................       (0.05)              (0.07)
                                                                ------              ------
Net asset value, end of period ...........................      $10.76              $10.59
                                                                ======              ======
Total return .............................................        2.07%               2.63%(b)
                                                                ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................      $2,339                $747
Ratio of expenses to average net assets after waivers.....        0.75%(c)            0.75%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................        0.84%(c)            0.92%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................        0.40%(c)            0.72 %(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................        0.32%(c)            0.55%(a)(c)
Portfolio turnover rate ..................................         192%                111%
  Effect of voluntary expense limitation during the
   period: (f)
    Per share benefit to net investment income ...........      $ 0.01              $ 0.17



                                                                                 CLASS IB
                                                           ----------------------------------------------------
                                                                                                 MAY 1, 1997*
                                                              YEAR ENDED        YEAR ENDED            TO
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 1999              1998              1997
                                                           ---------------- ----------------- -----------------
Net asset value, beginning of period .....................     $10.61           $ 11.85            $10.00
                                                               ------           -------            ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.02              0.05              0.01
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.17             (1.24)             1.90
                                                               ------           -------            ------
  Total from investment operations .......................       0.19             (1.19)             1.91
                                                               ------           -------            ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.02)            (0.04)            (0.01)
  Distributions in excess of realized gains ..............          -                 -             (0.05)
  Return of capital distributions ........................          -             (0.01)                -
                                                               ------           -------            ------
  Total dividends and distributions ......................      (0.02)            (0.05)            (0.06)
                                                               ------           ------             ------
Net asset value, end of period ...........................     $10.78           $ 10.61            $11.85
                                                               ======           =======            ======
Total return .............................................       1.80%           (10.02)%           19.15%(b)
                                                               ======           =======            ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................   $149,618          $166,746          $120,880
Ratio of expenses to average net assets after waivers.....       1.00%(c)          1.00%(c)          1.00%(a)
Ratio of expenses to average net assets before
  waivers (f) ............................................       1.09%(c)          1.17%(c)          1.70%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................       0.21%(c)          0.47%(c)          0.26%(a)
Ratio of net investment income to average net assets
  before waivers (f) .....................................       0.12%(c)          0.30%(c)         (0.44)%(a)
Portfolio turnover rate ..................................        192%              111%               44%
  Effect of voluntary expense limitation during the
   period: (f)
    Per share benefit to net investment income ...........     $ 0.02            $ 0.02            $ 0.03

----------
*     Commencement of Operations
**    Commenced operations on January 1, 1998.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)   Annualized
(b)   Total return is not annualized.
(c) Reflects overall Portfolio ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information for each of the preceding periods is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.
(f) For further information concerning fee waivers see the section entitled "Expense Limitation Agreement" in this Prospectus.


     -------------------------                               EQ Advisors Trust



                              FINANCIAL HIGHLIGHTS

10
Prior performance of each adviser



----------------
      112
--------------------------------------------------------------------------------

 The following table provides information concerning the historical performance of another registered investment company (or series) and/or other institutional private accounts managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicle as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

 Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.


 The performance results for the registered investment companies presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.


 The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."


PRIOR PERFORMANCE OF EACH ADVISER

-----
 113
--------------------------------------------------------------------------------

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/99 The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.



------------------------------------------------------------------------------------------------------------------------
                                                                  1          5           10        Since      Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)       Year       Years       Years     Inception      Date
------------------------------------------------------------------------------------------------------------------------
Benchmark
------------------------------------------------------------------------------------------------------------------------
ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS(4),(7) (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
                                                               29.42%   N/A         N/A             38.65%     10/1/96
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                               21.04%   N/A         N/A             21.60%
------------------------------------------------------------------------------------------------------------------------
BT ADVISORS FUNDS - EAFE EQUITY INDEX FUND - INSTITUTIONAL CLASS(6) (BT INTERNATIONAL EQUITY INDEX PORTFOLIO)
                                                               27.95%   N/A         N/A             14.07%     1/24/96
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(3)                                             26.96%   N/A         N/A             13.88%
------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH FUND(7) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                               41.45%   28.05%      24.72%          N/A       12/29/86
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(2)                                          21.26%   16.69%      13.40%          N/A
------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME FUND(6) (T. ROWE PRICE EQUITY INCOME PORTFOLIO)
                                                                3.82%   18.59%      14.14%          N/A       10/31/85
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                               21.04%   28.51%      18.21%          N/A
------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE FUND(7) (WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO)
                                                                7.55%   N/A         N/A             14.21%    12/29/95
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(5)                                    (1.49)%  N/A         N/A             10.19%
------------------------------------------------------------------------------------------------------------------------



(1) The S&P 500 Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.
(2) The Russell 2000 Index ("Russell 2000") is an unmanaged index which tracks the performance of 2,000 publicy-traded U.S.stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.
(3) The Morgan Stanley Capital International EAFE Index ("EAFE Index") is a market capitalization-weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. The returns of the EAFE Index assume dividends are reinvested net of withholding tax and do not reflect any fees or operating expenses.

(4) Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.

(5) The Russell 2000 Value Index ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

(6) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.

(7) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were higher than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.



     -------------------------                               EQ Advisors Trust

PRIOR PERFORMANCE OF EACH ADVISER

----------------
      114
--------------------------------------------------------------------------------

 If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

 ANNUAL AND SEMI-ANNUAL REPORTS

 The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The Annual Reports usually includes performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 The SAI, dated May 1, 2000, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

 You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

 Investment Company Act File Number: 811-07953

EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2000



--------
  1      EQ Advisors Trust(SM)
--------------------------------------------------------------------------------


This Prospectus describes the forty-one (41) Portfolios offered by EQ Advisors Trust and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.





                                                     INTERNATIONAL STOCK PORTFOLIOS
                                              --------------------------------------------
             DOMESTIC PORTFOLIOS                            Alliance Global
-------------------------------------------              Alliance International
            EQ/Aggressive Stock*                     BT International Equity Index
            Alliance Common Stock                    Capital Guardian International
            Alliance Equity Index                Morgan Stanley Emerging Markets Equity
         Alliance Growth and Income                  EQ/Putnam International Equity
         EQ/Alliance Premier Growth                T. Rowe Price International Stock
          Alliance Small Cap Growth
           EQ/Alliance Technology
            BT Equity 500 Index                        FIXED INCOME PORTFOLIOS
            BT Small Company Index           --------------------------------------------
        Calvert Socially Responsible                    Alliance High Yield
          Capital Guardian Research             Alliance Intermediate Government Securities
        Capital Guardian U.S. Equity                     Alliance Money Market
               EQ/Evergreen                              Alliance Quality Bond
          Lazard Large Cap Value                         J.P. Morgan Core Bond*
          Lazard Small Cap Value
       MFS Emerging Growth Companies
          MFS Growth with Income                      BALANCED/HYBRID PORTFOLIOS
               MFS Research                   --------------------------------------------
        Mercury Basic Value Equity*                           EQ/Balanced*
      EQ/Putnam Growth & Income Value              Alliance Conservative Investors
        EQ/Putnam Investors Growth                    Alliance Growth Investors
        T. Rowe Price Equity Income                    EQ/Evergreen Foundation
     Warburg Pincus Small Company Value                Mercury World Strategy*
                                                          EQ/Putnam Balanced






*Effective May 1, 2000, the name of the Alliance Aggressive Stock Portfolio was changed to the "EQ/Aggressive Stock Portfolio," the Alliance Balanced Portfolio was changed to the "EQ/Balanced Portfolio," the JPM Core Bond Portfolio was changed to the "J.P. Morgan Core Bond Portfolio," the Merrill Lynch Basic Value Equity Portfolio was changed to the "Mercury Basic Value Equity Portfolio," and the Merrill Lynch World Strategy Portfolio was changed to the "Mercury World Strategy Portfolio."

-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Master-Class B

Overview



----------------
       2         Overview
--------------------------------------------------------------------------------

 EQ ADVISORS TRUST


 This Prospectus tells you about the forty-one (41) current Portfolios of EQ Advisors Trust ("Trust") and the Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the Lazard Small Cap Value Portfolio, the Morgan Stanley Emerging Markets Equity Portfolio and the Mercury World Strategy Portfolio, are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

 The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.


 Equitable currently serves as the Manager of the Trust. In such capacity, Equitable currently has overall responsibility for the general management and administration of the Trust.

 Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents

----------------
  3             Table of contents
--------------------------------------------------------------------------------


-------------------------------------------------------
1 SUMMARY INFORMATION CONCERNING EQ ADVISORS
   TRUST                                             4
-------------------------------------------------------

-------------------------------------------------------
2 ABOUT THE INVESTMENT PORTFOLIOS                   16
-------------------------------------------------------
DOMESTIC PORTFOLIOS                                 20
   EQ/Aggressive Stock                              20
   Alliance Common Stock                            24
   Alliance Equity Index                            27
   Alliance Growth and Income                       30
   EQ/Alliance Premier Growth                       33
   Alliance Small Cap Growth                        35
   EQ/Alliance Technology                           38
   BT Equity 500 Index                              40
   BT Small Company Index                           42
   Calvert Socially Responsible                     44
   Capital Guardian Research                        46
   Capital Guardian U.S. Equity                     48
   EQ/Evergreen                                     50
   Lazard Large Cap Value                           52
   Lazard Small Cap Value                           54
   MFS Emerging Growth Companies                    56
   MFS Growth with Income                           58
   MFS Research                                     60
   Mercury Basic Value Equity                       62
   EQ/Putnam Growth & Income Value                  65
   EQ/Putnam Investors Growth                       67
   T. Rowe Price Equity Income                      69
   Warburg Pincus Small Company Value               72
INTERNATIONAL STOCK PORTFOLIOS                      74
   Alliance Global                                  74
   Alliance International                           77
   BT International Equity Index                    81
   Capital Guardian International                   84
   Morgan Stanley Emerging Markets Equity           87
   EQ/Putnam International Equity                   91
   T. Rowe Price International Stock                94
FIXED INCOME PORTFOLIOS                             97
   Alliance High Yield                              97
   Alliance Intermediate Government Securities     101
   Alliance Money Market                           105
   Alliance Quality Bond                           108
   J.P. Morgan Core Bond                           111
BALANCED/HYBRID PORTFOLIOS                         114
   EQ/Balanced                                     114
   Alliance Conservative Investors                 119
   Alliance Growth Investors                       123
   EQ/Evergreen Foundation                         126
   Mercury World Strategy                          128
   EQ/Putnam Balanced                              131

------------------------------------------------------------
3 MORE INFORMATION ON PRINCIPAL RISKS              134
------------------------------------------------------------

------------------------------------------------------------
4 MANAGEMENT OF THE TRUST                          140
------------------------------------------------------------
   The Trust                                       140
   The Manager                                     140
   Expense Limitation Agreement                    142
   The Advisers                                    143
   The Administrator                               144
   The Transfer Agent                              144
   Brokerage Practices                             144
   Brokerage Transactions with Affiliates          144

------------------------------------------------------------
5 FUND DISTRIBUTION ARRANGEMENTS                   145
------------------------------------------------------------

------------------------------------------------------------
6 PURCHASE AND REDEMPTION                          146
------------------------------------------------------------

------------------------------------------------------------
7  HOW ASSETS ARE VALUED                           147
------------------------------------------------------------

------------------------------------------------------------
8 TAX INFORMATION                                  148
------------------------------------------------------------

------------------------------------------------------------
9 FINANCIAL HIGHLIGHTS                             149
------------------------------------------------------------


------------------------------------------------------------
10 PRIOR PERFORMANCE OF EACH ADVISER               190
------------------------------------------------------------

1
Summary information concerning EQ Advisors Trust


-------
    4   Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------


The following chart highlights the forty-one (41) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 134.




EQ ADVISORS TRUST DOMESTIC PORTFOLIOS

PORTFOLIO                      INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK            Seeks to achieve long-term growth of capital





--------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK          Seeks to achieve long-term growth of capital and increased income

--------------------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX          Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including
                               reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index
--------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME     Seeks to provide a high total return through a combination of current income and capital appreciation by investing
                               primarily in income-producing common stocks and
                               securities convertible into common stocks
--------------------------------------------------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH     Seeks long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully
                               selected, high quality United States companies that are
                               judged, by the Adviser, likely to achieve superior earnings growth
--------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH      Seeks to achieve long-term growth of capital





--------------------------------------------------------------------------------------------
EQ/ALLIANCE TECHNOLOGY         Seeks to achieve growth of capital. Current income is
                               incidental to the Portfolio's objective


--------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX            Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the S&P 500 Index
--------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before the
                               deduction of Portfolio expenses) the total return of the
                               Russell 2000 Index

-----
  5  Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------






 PRINCIPAL INVESTMENT STRATEGIES                                    PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of small and                   General investment, small-cap and mid-cap company,
medium-sized companies (including securities of                   growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose                 securities lending, and foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities (including preferred           General investment, foreign securities, leveraging,
stocks or convertible debt) and fixed income securities           derivatives, convertible securities, small-cap and mid-cap
(including junk bonds), foreign securities, derivatives, and      company, junk bond, securities lending, and fixed income
securities lending                                                risks
Securities in the S&P 500 Index, derivatives, and securities      General investment, index-fund, derivatives, leveraging,
lending                                                           and securities lending risks

------------------------------------------------------------------------------------------------------------------------------
Stocks and securities convertible into stocks (including junk     General investment, convertible securities, leveraging,
bonds)                                                            derivatives, foreign securities, junk bond, and fixed income risks
------------------------------------------------------------------------------------------------------------------------------
Equity securities of a limited number of large, high-quality      General investment, focused portfolio, growth investing,
companies that are likely to offer superior earnings growth       convertible securities, derivatives, and foreign securities risks

------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller companies           General investment, small-cap and mid-cap company,
and undervalued securities (including securities of               growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose                 securities lending, portfolio turnover and foreign securities
securities are temporarily undervalued, companies in              risks
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
------------------------------------------------------------------------------------------------------------------------------
Securities of companies in various industries that are            General investment, sector, growth investing, small-cap
expected to benefit from technological advances and               and mid-cap companies, derivatives, foreign securities,
improvements with potential for capital appreciation and          fixed income, and securities lending risks
growth of capital, including well-known, established
companies or new or unseasoned companies
------------------------------------------------------------------------------------------------------------------------------
Common stocks of companies in the S&P 500 Index                   General investment, index-fund, and fixed income risks
------------------------------------------------------------------------------------------------------------------------------
Common stocks of small-cap companies in the Russell               General investment, index-fund, small-cap and mid-cap
2000 Index                                                        company, derivatives, and fixed income risks



                                              -----------------EQ Advisors Trust

-----
  6   Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------



EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
 PORTFOLIO                          INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------
CALVERT SOCIALLY RESPONSIBLE      Seeks long-term capital appreciation

-------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN RESEARCH         Seeks long-term growth of capital

-------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY      Seeks long-term growth of capital


-------------------------------------------------------------------------------------------------
EQ/EVERGREEN                      Seeks long-term capital growth



-------------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE            Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations
                                  (i.e., companies having market capitalizations of at least
                                  $3 billion at the time of initial purchase) that appear to the
                                  Adviser to be inexpensively priced relative to the return on total capital or equity
-------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE            Seeks capital appreciation by investing in equity securities of U.S. companies with small market capitalizations (i.e., companies in the range of companies represented in the
                                  Russell 2000 Index) that the Adviser considers
                                  inexpensively priced relative to the return on total capital or equity
-------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES     Seeks to provide long-term capital growth



-------------------------------------------------------------------------------------------------
MFS GROWTH WITH INCOME            Seeks to provide reasonable current income and long-term
                                  growth of capital and income
-------------------------------------------------------------------------------------------------
MFS RESEARCH                      Seeks to provide long-term growth of capital and future
                                  income

-------------------------------------------------------------------------------------------------
MERCURY BASIC VALUE EQUITY        Seeks capital appreciation and secondarily, income by
                                  investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic
                                  investment value

-----
  7   Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------



 PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
---------------------------------------------------------------------------------------------------------------------------
Common stocks of medium to large U.S. companies that             General investment, growth investing, mid-cap company,
meet both investment and social criteria                         liquidity, and derivatives risks
---------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of United States issuers and         General investment, growth investing, convertible
securities whose principal markets are in the United States      securities, and foreign securities risks
---------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of United States companies with      General investment, growth investing, convertible
market capitalization greater than $1 billion at the time of     securities, and foreign securities risks
purchase
---------------------------------------------------------------------------------------------------------------------------
Common stocks of large U.S. companies that the Adviser           General investment, mid-cap company, fixed income,
believes have anticipated earnings ranging from steady to        growth investing portfolio turnover and value investing
accelerated growth and are undervalued.                          risks

---------------------------------------------------------------------------------------------------------------------------
Equity securities of companies with relatively large             General investment, value investing, derivatives, and fixed
capitalizations that the Adviser believes are undervalued        income risks
based on their return on equity or capital

---------------------------------------------------------------------------------------------------------------------------
Equity securities of small-cap U.S. companies in the range       General investment, small-cap and mid-cap company,
of companies included in the Russell 2000 Index that the         value investing, non-diversification, and fixed income risks
Adviser believes are undervalued based on their return on
equity or capital
---------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the          General investment, small-cap and mid-cap company,
potential to become major enterprises or that are major          foreign securities, and growth investing risks
enterprises whose rates of earnings growth are expected to
accelerate
---------------------------------------------------------------------------------------------------------------------------
Equity securities (common stock, preferred stock,                General investment, mid-cap company, foreign securities,
convertible securities, warrants and depositary receipts)        and growth investing risks
---------------------------------------------------------------------------------------------------------------------------
Common stock or securities convertible into common stock         General investment, small-cap and mid-cap company,
of companies with better than average prospects for              foreign securities, fixed income, and growth investing risks long-term growth
---------------------------------------------------------------------------------------------------------------------------
Equity securities that the Adviser believes are undervalued      General investment, small-cap and mid-cap company,
                                                                 value investing, and foreign securities risks


                                              -----------------EQ Advisors Trust

-----
  8   Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------



EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
 PORTFOLIO                               INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE        Seeks capital growth. Current income is a secondary
                                       objective
---------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH             Seeks long-term growth of capital and any increased
                                       income that results from this growth

---------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME            Seeks to provide substantial dividend income and also
                                       capital appreciation by investing primarily in
                                       dividend-paying common stocks of established companies
---------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE     Seeks long-term capital appreciation


-----
  9         Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------



 PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
----------------------------------------------------------------------------------------------------------------------------
Common stocks (plus convertible bonds, convertible             General investment, derivatives, foreign securities, value
preferred stocks, preferred stocks and debt securities)        investing, and fixed income risks
----------------------------------------------------------------------------------------------------------------------------
Common stocks and convertible securities of companies          General investment, growth investing, small-cap and
whose earnings are believed likely to grow faster than the     mid-cap company, derivatives, foreign securities, and fixed
economy as a whole                                             income risks
----------------------------------------------------------------------------------------------------------------------------
Dividend-paying common stocks of established companies         General investment, value investing, foreign securities, and fixed income risks

----------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. small-cap companies                  General investment, small-cap and mid-cap company,
                                                               portfolio turnover, foreign securities, fixed income, and
                                                               value investing risks


                                              -----------------EQ Advisors Trust

-----
  10           Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------




EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS

PORTFOLIO                                  INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                            Seeks long-term growth of capital


------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                     Seeks to achieve long-term growth of capital by investing
                                           primarily in a diversified portfolio of equity securities
                                           selected principally to permit participation in non-U.S.
                                           companies with prospects for growth
------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX              Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE
                                           Index
------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN INTERNATIONAL             Seeks long-term growth of capital by investing primarily in non-United States equity securities
------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY     Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging countries
------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY             Seeks capital appreciation
------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK          Seeks long-term growth of capital through investment
                                           primarily in common stocks of established non-U.S.
                                           companies

-----
 11    Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------




PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established foreign companies    General investment, foreign securities, liquidity, derivatives,
(including shares of other mutual funds investing in foreign   securities lending, and fixed income risks
securities), debt securities, derivatives, and securities
lending
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of non-U.S. companies (including those in    General investment, foreign securities, liquidity, growth
emerging markets securities) or foreign government             investing, leveraging, derivatives, securities lending,
enterprises (including other mutual funds investing in         portfolio turnover, and fixed income risks
foreign securities), debt securities, derivatives, and
securities lending)
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of companies in the MSCI EAFE Index          General investment, index-fund, foreign securities, liquidity, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
Non-United States equity securities primarily of companies     General investment, foreign securities, growth investing,
located in Europe, Canada, Australia, and the Far East         convertible securities, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging market country companies         General investment, foreign securities, convertible
                                                               securities, liquidity, derivatives, portfolio turnover,
                                                               non-diversification, and fixed income risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of foreign companies                         General investment, foreign securities, small-cap and
                                                               mid-cap company, liquidity, portfolio turnover, and
                                                               derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
Common stocks of established foreign companies                 General investment, foreign securities, liquidity, and
                                                               derivatives risks





                                     ------------------------- EQ Advisors Trust

-----
  12    Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------



EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS

PORTFOLIO                                       INVESTMENT OBJECTIVE(S)
----------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                             Seeks to achieve a high return by maximizing current
                                                income and, to the extent consistent with that objective,
                                                capital appreciation
----------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES     Seeks to achieve high current income consistent with
                                                relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and
                                                interest by the U.S. Government or its agencies or
                                                instrumentalities

----------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                           Seeks to obtain a high level of current income, preserve its assets and maintain liquidity
----------------------------------------------------------------------------------------------------------------
ALLIANCE QUALITY BOND                           Seeks to achieve high current income consistent with
                                                preservation of capital by investing primarily in investment grade fixed income securities



----------------------------------------------------------------------------------------------------------------
J.P. MORGAN CORE BOND                           Seeks to provide a high total return consistent with
                                                moderate risk of capital and maintenance of liquidity

-----
 13    Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------



 PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------
High yield debt securities rated BB/Ba or below or unrated     General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common        participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,        bond, foreign securities, small-cap and mid-cap company,
derivatives, and securities lending                            and securities lending risks
--------------------------------------------------------------------------------------------------------------------------
Securities issued or guaranteed by the U.S. Government,        General investment, fixed income, leveraging, derivatives,
including repurchase agreements and forward                    and securities lending risks
commitments related to U.S. Government securities, debt
securities of non-governmental issuers that own
mortgages, short sales, the purchase or sale of securities
on a when-issued or delayed delivery basis, derivatives,
and securities lending
--------------------------------------------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money market              General investment, money market, leveraging, foreign
instruments (including foreign securities) and securities      securities, and securities lending risks
lending
--------------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities rated at least BBB/Baa or     General investment, fixed income, convertible securities,
unrated securities of comparable quality at the time of        leveraging, derivatives, securities lending, and foreign
purchase, convertible debt securities, preferred stock,        securities risks
dividend-paying common stocks, foreign securities, the
purchase or sale of securities on a when-issued,
delayed-delivery or forward commitment basis, derivatives,
and securities lending
--------------------------------------------------------------------------------------------------------------------------
Investment grade securities rated BBB/Baa or better at the     General investment, fixed income, liquidity, portfolio
time of purchase (including foreign issuers)                   turnover, derivatives, and foreign securities risks



                                     ------------------------- EQ Advisors Trust

-----
  14     Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------



EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIOS

PORTFOLIO                           INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------------------
EQ/BALANCED                         Seeks to achieve a high return through both appreciation
                                    of capital and current income
--------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS     Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal

--------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS           Seeks to achieve the highest total return consistent with
                                    the Adviser's determination of reasonable risk


--------------------------------------------------------------------------------------------------
EQ/EVERGREEN FOUNDATION             Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation

--------------------------------------------------------------------------------------------------
MERCURY WORLD STRATEGY              Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers
--------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                  Seeks to provide a balanced investment composed of a
                                    well-diversified portfolio of stocks and bonds that will
                                    produce both capital growth and current income

-----
 15   Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------



 PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Debt and equity securities, money market instruments,            General investment, asset allocation, fixed income,
foreign securities, derivatives, and securities lending          derivatives, leveraging, liquidity, securities lending,
                                                                 portfolio turnover, and foreign securities risks
--------------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities and equity securities of        General investment, asset allocation, fixed income,
U.S. and foreign issuers, derivatives, and securities lending    derivatives, convertible securities, liquidity, leveraging, securities lending, portfolio turnover, and foreign securities risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks, preferred stocks,   General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized     leveraging, derivatives, liquidity, convertible securities,
companies) and debt securities (including foreign debt           small-cap and mid-cap company, securities lending, junk
securities and junk bonds), derivatives, and securities          bond, portfolio turnover, and foreign securities risks
lending
--------------------------------------------------------------------------------------------------------------------------------
Common stocks, preferred stocks, securities convertible          General investment, convertible securities, portfolio
into or exchangeable for common stocks, corporate debt           turnover, and fixed income risks
obligations, U.S. Government securities and short-term
debt instruments
--------------------------------------------------------------------------------------------------------------------------------
Equity and fixed income securities of U.S. and foreign           General investment, foreign securities, fixed income,
companies                                                        derivatives, non-diversification, liquidity, and portfolio turnover risk
--------------------------------------------------------------------------------------------------------------------------------
Well-diversified portfolio of stocks and bonds, and              General investment, fixed income, derivatives, portfolio
negotiable instruments                                           turnover and foreign securities risks





                                     ------------------------- EQ Advisors Trust

2
About the investment portfolios



----------------
      16         About the investment portfolios
--------------------------------------------------------------------------------

 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

 Please note that:

 o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

 o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


 GENERAL INVESTMENT RISKS

 Each of the Portfolios is subject to the following risks:

 ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

 MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

 SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

 THE BENCHMARKS

 The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Contract.


 Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

 THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") has been maintained since January 1986 and has several modules representing different sectors of the high yield market, including a cash paying module, a pay-in-kind module, and a default module. The CSFB Index is priced weekly and can be sorted by industry, rating, seniority, liquidity, country of issue, price, yield and spread.


 THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S.
 dollar-denominated bonds issued outside the United States).

----------
  17      About the investment portfolios
--------------------------------------------------------------------------------

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("MSCI EMF") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 25 countries:
Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey and Venezuela. "Free" MSCI indices excludes those shares not purchasable by foreign investors.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.


THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") is an unmanaged index which measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth than other companies in the Russell 2000 Index. It is compiled by the Frank Russell Company.

THE RUSSELL 2000 VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

SB WORLD (SALOMON BROTHERS NON-U.S.-DOLLAR WORLD GOVERNMENT BOND INDEX) This index measures total-return performance of government bonds with a maturity of one year or more in 12 countries other than the United States. The index weights bonds based on market capitalization, so that large debt-issuing countries such as Japan and Germany have larger representations than do smaller issuing countries.


SALOMON BROTHERS BROAD INVESTMENT BOND INDEX ("SAL BIG") is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.


THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally



                               ------------------------------- EQ Advisors Trust

----------
   18     About the investment portfolios
--------------------------------------------------------------------------------

 representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

 THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

 THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

 THE LIPPER AVERAGES are contained in Lipper's survey of the performance of funds underlying a large universe of variable life and annuity contracts, where performance averages are based on net asset values which reflect the deduction of investment management fees and direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. Performance data shown for the portfolios does not reflect the deduction of any insurance-related expenses (which are assessed at the contract-level).


 "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

 50% S&P 400 MIDCAP INDEX/50% RUSSELL 2000 INDEX - is made up of 50% of the S&P 400 Index, which is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation; and 50% of the Russell 2000 Index, which is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks.

 50% (OR 60%) S&P 500 INDEX/50% (OR 40%) LEHMAN GOV'T/CORP. INDEX - is made up of 50% (or 60%) of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% (or 40%) of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 60% S&P 500 INDEX/40% LEHMAN AGGREGATE BOND INDEX - is made up of 60% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 40% of the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

 75% S&P 500 INDEX/25% VALUE LINE CONVERTIBLE INDEX - is made up of 75% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 25% of the Value Line Convertible Index, which is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

----------
  19      About the investment portfolios
--------------------------------------------------------------------------------


 70% S&P 500 INDEX/30% LEHMAN GOV'T/CORP. INDEX - is made up of 70% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 70% LEHMAN TREASURY/30% S&P 500 INDEX - is made up of 70% of the Lehman Treasury Bond Index, which represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market, and 30% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market.

 MERCURY WORLD STRATEGY COMPOSITE MARKET BENCHMARK - is made up of 36% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market; 24% of the MSCI EAFE Index, which is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East; 21% of the Salomon Brothers U.S. Treasury Bond 1 year; and 14% Salomon Brothers World Government ex U.S., and 5% U.S. Treasury Bill.

 NASDAQ COMPOSITE INDEX - the Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.



                             --------------------------------- EQ Advisors Trust

DOMESTIC PORTFOLIOS


----------
   20      EQ/AGGRESSIVE STOCK PORTFOLIO
--------------------------------------------------------------------------------


EQ/AGGRESSIVE STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


THE INVESTMENT STRATEGY


The Portfolio invests primarily in common stocks and other equity securities of small and medium-sized companies that, in the opinion of the Adviser, have favorable appreciation prospects. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies stocks whose growth prospects are not recognized by the market and less widely known companies.

The Portfolio may also invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies, (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.


GROWTH INVESTING RISK: Certain of the Advisers for this Portfolio may use a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.


SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because:

----------
  21      EQ/AGGRESSIVE STOCK PORTFOLIO
--------------------------------------------------------------------------------


 the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                                  ---------------------------- EQ Advisors Trust

----------
   22     EQ/AGGRESSIVE STOCK PORTFOLIO
--------------------------------------------------------------------------------



CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]



1990    7.9%
1991   86.6%
1992   -3.4%
1993   16.5%
1994   -4.1%
1995   31.4%
1996   22.1%
1997   10.7%
1998    0.1%
1999  18.55%



 Best quarter (% and time period)    Worst quarter (% and time period)
 26.02% (1998 4th Quarter)           (27.23)% (1998 3rd Quarter)





                     AVERAGE ANNUAL TOTAL RETURNS*
               ------------------------------------------
                                   ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio
   - Class IB Shares              18.55%       16.05%         16.41%
--------------------------------------------------------------------------
 50% S&P 400 MidCap
   Index/50% Russell
   2000**, ***                    18.09%       19.92%         15.41%
--------------------------------------------------------------------------
 S&P 400 MidCap Index**           14.72%       23.05%         17.32%
--------------------------------------------------------------------------
 Lipper MidCap Growth Funds
   Average**                      46.25%       22.54%         16.19%


  * For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

 ** For more information on this index, see the preceding section "The
    Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



 WHO MANAGES THE PORTFOLIO


 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P. and Massachusetts Financial Services Company have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).


 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


    ALDEN M. STEWART and RANDALL E. HAASE have been the persons principally responsible for the day-to-day management of the Portfolio and its predecessor since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970. Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.


 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio as of May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

----------
  23       EQ/AGGRESSIVE STOCK PORTFOLIO
--------------------------------------------------------------------------------


    The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager since 1995; and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.



                             ------------------------------    EQ Advisors Trust

----------
   24      ALLIANCE COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

 ALLIANCE COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital and increase income.


 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

 Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

 The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment grade debt securities and junk bonds, e.g., rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's"). The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

----------
  25       ALLIANCE COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------


 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is June 16, 1975. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these


                              -----------------------------    EQ Advisors Trust

----------
   26       ALLIANCE COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

 purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1990    -8.4%
1991    37.6%
1992     3.0%
1993    24.6%
1994    -2.4%
1995    32.2%
1996    24.0%
1997    29.1%
1998    29.1%
1999   24.88%


 Best quarter (% and time period)    Worst quarter (% and time period)
 28.34% (1998 4th Quarter)           (15.05)% (1998 3rd Quarter)



                      AVERAGE ANNUAL TOTAL RETURNS*
            ---------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
-----------------------------------------------------------------------------
 Alliance Common Stock Portfolio
    - Class IB Shares               24.88%       27.74%         18.30%
-----------------------------------------------------------------------------
 S&P 500 Index**                    21.03%       28.56%         18.21%
-----------------------------------------------------------------------------
 Lipper Growth Equity Mutual
    Funds Average**                 31.48%       26.45%         17.79%
-----------------------------------------------------------------------------

 * For periods prior to the inception of Class IB Shares (October 1, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.

----------
  27       ALLIANCE EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------


 ALLIANCE EQUITY INDEX PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 THE INVESTMENT STRATEGY

 The Adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques in managing the Portfolio. Rather, the Adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the S&P 500 Index.

 The Adviser will first select from the largest capitalization securities in the S&P 500 on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the S&P 500 because the S&P 500 is significantly influenced by a small number of securities. However, in the Adviser's view, selecting securities on the basis of their capitalization alone would distort the Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Portfolio from that of the S&P 500. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Portfolio. The Adviser also seeks to diversify the Portfolio's assets with respect to market capitalization. As a result, the Portfolio will include securities of smaller and medium-sized capitalization companies in the S&P 500.

 Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

 For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

 In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 Index and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index. Although the Portfolio's modeling techniques are intended to produce performance that approximates that of the S&P 500 (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Portfolio's investment results (before expenses) and the S&P 500's). Tracking error may arise as a result of brokerage costs, fees


                          ---------------------------------    EQ Advisors Trust

----------
   28      ALLIANCE EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

 and operating expenses and a lack of correlation between the Portfolio's investments and the S&P 500.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Equity Index Portfolio) whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1995   36.2%
1996   22.1%
1997   32.3%
1998   27.7%
1999  20.08%



 Best quarter (% and time period)    Worst quarter (% and time period)
 21.05% (1998 4th Quarter)           (10.02)% (1998 3rd Quarter)





                      AVERAGE ANNUAL TOTAL RETURNS*
                  --------------------------------------
                                                                   SINCE
                                     ONE YEAR     FIVE YEARS     INCEPTION
----------------------------------------------------------------------------
 Alliance Equity Index Portfolio
   - Class IB Shares                20.08%       27.61%         23.43%
----------------------------------------------------------------------------
 S&P 500 Index**                    21.03%       28.56%         24.14%
----------------------------------------------------------------------------
 Lipper S&P 500 Index Funds
    Average**                       20.48%       28.07%         25.07%
----------------------------------------------------------------------------


 * For periods prior to the inception of Class IB Shares (May 2, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
     Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345
 Avenue of the Americas, New York, New York 10105.

----------
  29      ALLIANCE EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

 Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 JUDITH A. DEVIVO has been responsible for the day-to-day management of the Portfolio and its predecessor since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.


                             ------------------------------    EQ Advisors Trust

----------
   30      ALLIANCE GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

THE INVESTMENT STRATEGY

 The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

 o that have a total market capitalization of at least $1 billion;

 o that pay periodic dividends; and

 o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

 It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

 The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's or determined by the Adviser to be of comparable quality).

 The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

 The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

 When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income

----------
  31      ALLIANCE GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

 securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 FOREIGN SECURITIES RISK: To the extent the Portfolio invests in foreign securities, it is subject to risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance and Growth Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not


                               ----------------------------    EQ Advisors Trust

----------
   32      ALLIANCE GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

 reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1994       -0.8%
1995       23.8%
1996       19.8%
1997       26.6%
1998       20.6%
1999      18.37%


 Best quarter (% and time period)    Worst quarter (% and time period)
 26.2% (1998 4th Quarter)            (15.09)% (1998 3rd Quarter)





                       AVERAGE ANNUAL TOTAL RETURNS*
               ----------------------------------------------
                                                                    SINCE
                                      ONE YEAR     FIVE YEARS     INCEPTION
----------------------------------------------------------------------------
 Alliance Growth and Income
    Portfolio - Class IB Shares      18.37%       21.79%         16.87%
----------------------------------------------------------------------------
 S&P 500 Index**                     21.03%       28.56%         23.43%
----------------------------------------------------------------------------
 75% S&P 500 Index/25%
    Value Line Convertible**,***     20.71%       25.01%         18.77%
----------------------------------------------------------------------------
 Lipper Growth and Income Funds
    Average**                        14.51%       21.78%         17.57%
----------------------------------------------------------------------------


  * For periods prior to the inception of Class IB Shares (May 2, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.


 ** For more information on this index, see the preceding section "The
    Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 PAUL RISSMAN and W. THEODORE KUCK have been the persons responsible for the day-to-day management of the Portfolio, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio and its predecessor's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.

----------
  33       EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
--------------------------------------------------------------------------------


 EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

 Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

 The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

 The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

 The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in


                                 ----------------------------- EQ Advisors Trust

----------
   34     EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT L.P.: ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

 ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978.

----------
  35       ALLIANCE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


 ALLIANCE SMALL CAP GROWTH PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.


 Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion).


 The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.


 The Portfolio may invest up to 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper).

 When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.



 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.


 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the


                              -----------------------------    EQ Advisors Trust

----------
   36     ALLIANCE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passes through to shareholders.


 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for 1998 and 1999, the Portfolio's first two years of existence and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



 CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998          -4.4%
1999         27.46%


 Best quarter (% and time period)    Worst quarter (% and time period)
 28.22% (1999 4th Quarter)           (28.09)% (1998 3rd Quarter)

----------
  37      ALLIANCE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------



                          AVERAGE ANNUAL TOTAL RETURNS
                     -------------------------------------
                                                        SINCE
                                         ONE YEAR     INCEPTION
------------------------------------------------------------------
 Alliance Small Cap Growth Portfolio
  - Class IB Shares                        27.46%       17.60%
------------------------------------------------------------------
 Russell 2000 Growth Index*                43.09%       25.88%
------------------------------------------------------------------
 Lipper Small Company Growth Funds
 Average*                                  38.28%       19.36%
------------------------------------------------------------------


* For more information on this index, see the preceding section "The
  Benchmarks."


 WHO MANAGES THE PORTFOLIO


 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 BRUCE ARONOW has been responsible for the day-to-day management of the Portfolio since February 2000. Mr. Aronow is a Vice President of Alliance and has been associated with Alliance since May 1999. Prior thereto, he had been associated with Invesco since May 1998, and before that a Vice President of Chancellor LGT Asset Management since 1996 and a Vice President of Chancellor Capital Management since before 1995.



                                  -------------------------    EQ Advisors Trust

----------
   38     EQ/ALLIANCE TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------


 EQ/ALLIANCE TECHNOLOGY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio normally will have at least 80% of its assets invested in the securities of these companies. The Portfolio invests for capital growth. Within this framework, the Portfolio may invest in any company and industry and in any type of security having the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

 Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options. The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 10% of its total assets in foreign securities, including depositary receipts.

 The Portfolio also may:

 o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchanged-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

 o invest up to 10% of its total assets in warrants; and

 o make loans of its portfolio securities of up to 33.3% of its total assets.

 When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks in investment grade or corporate fixed income securities, including U.S. Government securities, qualifying bank high quality money market instruments, including prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 SECTOR RISK: As noted above, the Portfolio invests primarily in companies in the technology sector. Therefore, market or economic factors affecting those types of companies could have a major effect on the value of a Fund's investments and, therefore, its net asset value. Many technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market.

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in new or unseasoned small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the

----------
  39      EQ/ALLIANCE TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------


 products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives (such as its use of call and put options) can significantly increase the Portfolio's exposure to market risk or the credit risk of a counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISKS: To the extent that the Portfolio invests in foreign securities including depositary receipts, its investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME SECURITIES RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 SECURITIES LENDING RISK: The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is May 1, 2000. Therefore, no prior performance information is available.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 PETER ANASTOS and GERALD MALONE are principally responsible for the day-to-day management of the Portfolio. Mr. Anastos, Senior Vice President of Alliance, has been associated with Alliance since 1992. Mr. Malone, a Senior Vice President of Alliance, has been associated with Alliance since 1992.



                            -------------------------------    EQ Advisors Trust

----------
   40      BT EQUITY 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------


 BT EQUITY 500 INDEX PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the S&P 500.

 THE INVESTMENT STRATEGY

 The Portfolio invests in equity securities of companies included in the S&P
 500. The Adviser seeks to match the risk and return characteristics of the S&P 500 by investing in a statistically selected sample of the securities found in the S&P 500, using a process known as "optimization". This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the S&P 500. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the S&P 500 as a whole.

 The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

 For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

 Over time, the correlation between the performance of the Portfolio and the S&P is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the S&P 500 may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks securities to track the S&P 500, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

 The Portfolio may also invest up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the S&P 500 while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments are considered to be derivatives.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

----------
  41     BT EQUITY 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

 INDEX FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


 CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


1998       25.14%
1999       20.30%


 Best quarter:                       Worst quarter:
 21.26% (1998 4th Quarter)           (10.03)% (1998 3rd Quarter)


               AVERAGE ANNUAL TOTAL RETURNS
          --------------------------------------
                                                   SINCE
                                    ONE YEAR     INCEPTION
---------------------------------------------------------------
 BT Equity 500 Index Portfolio        20.30%       22.66%
---------------------------------------------------------------
 S&P 500 Index*                       21.03%       24.76%
---------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."


 WHO MANAGES THE PORTFOLIO


 BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services, including investment management to the international and domestic institutional markets. In 1999, Bankers Trust Corporation finalized a merger in which Bankers Trust Corporation was acquired by and became a subsidiary of Deutsche Bank AG.



                                 --------------------------    EQ Advisors Trust

----------
   42    BT SMALL COMPANY INDEX PORTFOLIO
--------------------------------------------------------------------------------



 INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.


 For more information on The Russell 2000, see the preceding section "The Benchmarks." The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

 Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

 Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

 The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 INDEX FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

----------
  43       BT SMALL COMPANY INDEX PORTFOLIO
--------------------------------------------------------------------------------

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and in some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998    -2.27%
1999    20.68%



 Best quarter:                       Worst quarter:
 18.52% (1999 4th Quarter)           (19.52)% (1998 3rd Quarter)


                AVERAGE ANNUAL TOTAL RETURNS
           ---------------------------------------
                                                      SINCE
                                       ONE YEAR     INCEPTION
------------------------------------------------------------------
 BT Small Company Index Portfolio        20.68%        8.59%
------------------------------------------------------------------
 Russell 2000 Index*                     21.26%        8.70%
------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. In 1999, Bankers Trust Corporation finalized a merger in which Bankers Trust Corporation was acquired by and became a subsidiary of Deutsche Bank AG.


                                   ------------------------    EQ Advisors Trust

----------
   44      CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
--------------------------------------------------------------------------------

 CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

 THE INVESTMENT STRATEGY

 The portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. Brown Capital (and Calvert) use a tandem investment process to select potential investments for the Portfolio. Brown Capital creates a universe of potential investments from which it and Calvert will ultimately select portfolio securities. Once Brown Capital identifies a potential investment, Calvert promptly socially screens each potential investment to assure that it meets Calvert's social criteria. During that process, Brown Capital continues to evaluate each potential investment based on whether that investment will satisfy Brown Capital's investment criteria. The criteria of both Brown Capital and Calvert must be satisfied before a security will be purchased for the Portfolio.


 For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.

 INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

 The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

 The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 SOCIAL CRITERIA: Calvert analyzes investments from a social activist perspective. Calvert's philosophy is that long-term rewards to investors will come from those organizations whose products, services and methods enhance the human condition and the traditional American values of individual initiative, equity of opportunity and cooperative effort. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert.


The Portfolio seeks to invest in companies that:

 o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

 o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

 o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

 o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

----------
  45     CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
--------------------------------------------------------------------------------

    The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

    o production of or the manufacture of equipment to produce nuclear energy;

    o     business activities in support of repressive regimes;

    o     manufacture of weapon systems;

    o     manufacture of alcoholic beverages or tobacco products;

    o     operation of gambling casinos; or

    o a pattern and practice of violating the rights of indigenous people. We urge companies to end negative stereotypes of Native Americans and other indigenous peoples. For example, the Portfolio objects to the unauthorized use of names and images that portray Native Americans in a negative light, and supports the promotion of positive portrayals of all individuals and ethnic groups.


THE PRINCIPAL RISKS


 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:



 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.


 MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is August 30, 1999. Therefore, no prior performance information is available.

 WHO MANAGES THE PORTFOLIO


 CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 1999, Calvert had $6.5 billion in assets under management.


 BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.

 EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 24 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.


                                     ----------------------    EQ Advisors Trust

----------
   46      CAPITAL GUARDIAN RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

 CAPITAL GUARDIAN RESEARCH PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalization greater than $1 billion at the time of purchase.

 The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO


 CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

----------
  47      CAPITAL GUARDIAN RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

 The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.


                            -------------------------------    EQ Advisors Trust

----------
   48     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

 The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential of capital appreciation.

 The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO


 CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

----------
  49      CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

 DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

 MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

 DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

 THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

 EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

 TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.


                                 --------------------------    EQ Advisors Trust

----------
   50     EQ/EVERGREEN PORTFOLIO
--------------------------------------------------------------------------------

EQ/EVERGREEN PORTFOLIO


INVESTMENT OBJECTIVE: Seeks long-term capital growth



THE INVESTMENT STRATEGY


The Portfolio invests primarily in the common stocks of large U.S. companies. The Adviser selects stocks using a "growth-at-a-reasonable-price" method. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Adviser believes have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies that the Adviser believes are undervalued.

The Portfolio may also invest in preferred stocks and convertible securities. When market financial conditions warrant, the Portfolio may invest without limits in high quality money market instruments. Such instruments could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1999, tfhe Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception.

----------
  51      EQ/EVERGREEN PORTFOLIO
--------------------------------------------------------------------------------


 The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for this Portfolio is December 31, 1998.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1999         9.70%


 Best quarter:                       Worst quarter:
 12.63% (1999 4th Quarter)           (8.54)% (1999 3rd Quarter)



           AVERAGE ANNUAL TOTAL RETURNS
      ---------------------------------------
                                            SINCE
                             ONE YEAR     INCEPTION
------------------------------------------------------
 EQ/Evergreen Portfolio         9.70%        9.70%
------------------------------------------------------
 S&P 500 Index*,**             21.03%       21.03%
------------------------------------------------------
 Russell 2000 Index*           21.26%       21.26%
------------------------------------------------------



 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO


 EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 1311 Mamaroneck Avenue, White Plains, New York 10605. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.


 JEAN LEDFORD and RICHARD WELSH became co-managers of the Portfolio in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of Evergreen in August 1999. From February 1997 until she joined Evergreen, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

 Mr. Welsh joined Evergreen as Senior Vice President and portfolio manager in August 1999. Prior to joining Evergreen, he worked for five years as a portfolio manager and analyst at American Century.


                                  -------------------------    EQ Advisors Trust

----------
   52     LAZARD LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

 LAZARD LARGE CAP VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

THE INVESTMENT STRATEGY

 The Portfolio normally invests at least 80% of its total assets primarily in equity securities of large capitalization companies. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

 The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

     o low price to earnings ratios;

     o high yield;

     o unrecognized assets;

     o the possibility of management change; and/or

     o the prospect of improved profitability.

 The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

 The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

 The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

 When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest

----------
  53     LAZARD LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

 rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's average annual total return for 1998 and 1999, the Portfolio's first two years of existence, and in some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.



 CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]







1998          20.01%
1999           3.55%



 Best quarter:                       Worst quarter:
 23.34% (1998 4th Quarter)           (13.43)% (1998 3rd Quarter)


                AVERAGE ANNUAL TOTAL RETURNS
         -----------------------------------------
                                                      SINCE
                                       ONE YEAR     INCEPTION
------------------------------------------------------------------
 Lazard Large Cap Value Portfolio         3.55%       11.46%
------------------------------------------------------------------
 S&P 500 Index*                          21.03%       24.76%
------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO


 LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Fr-res provides its clients with a wide variety of investment banking, brokerage and related services, including investment management.


 The Portfolio Managers, responsible for the day to day management of the Portfolio are HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982; and EILEEN
 D. ALEXANDERSON, a Managing Director of LAM responsible for U.S./Global equity management and overseeing the day-to-day operations of the U.S./Global equity investment teams, who has been with LAM since 1979.

                                   ------------------------    EQ Advisors Trust

---------
   54    LAZARD SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

LAZARD SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

For more information on The Russell 2000, see the preceding section "The Benchmarks".

A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
(i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and
(vii) have a relatively short corporate history with the expectation that the business may grow.

Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less-well known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

----------
  55      LAZARD SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

 NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.


 CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998            -7.03%
1999             1.66%



 Best quarter:                       Worst quarter:
 19.39% (1999 2nd Quarter)           (20.10)% (1998 3rd Quarter)


                  AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------------------
                                                       SINCE
                                       ONE YEAR      INCEPTION
------------------------------------------------------------------
 Lazard Small Cap Value Portfolio         1.66%         (2.77)%
------------------------------------------------------------------
 Russell 2000 Index*                     21.26%          8.70%
------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

 The Portfolio Managers, responsible for the day-to-day management since the inception of the Portfolio, are: EILEEN D. ALEXANDERSON, a Managing Director responsible for U.S./Global equity management and overseeing the day-to-day operations of the U.S./Global equity teams, who has been with LAM since 1979, and HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982.


                                  -------------------------    EQ Advisors Trust

----------
   56      MFS EMERGING GROWTH COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

 MFS EMERGING GROWTH COMPANIES PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

 o early in their life cycle but have the potential to become major enterprises; or

 o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

 For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

 In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In

----------
  57      MFS EMERGING GROWTH COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

 addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.



                CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998          34.57%
1999          73.62%


 Best quarter:                       Worst quarter:
 53.01% (1999 4th Quarter)           (12.69)% (1998 3rd Quarter)


              AVERAGE ANNUAL TOTAL RETURNS
         -------------------------------------
                                                  SINCE
                                   ONE YEAR     INCEPTION
-----------------------------------------------------------
 MFS Emerging Growth Companies
 Portfolio                           73.62%       48.20%
-----------------------------------------------------------
 Russell 2000 Index*                 21.26%       16.99%
-----------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.


                                    -----------------------    EQ Advisors Trust

----------
   58     MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

 MFS GROWTH WITH INCOME PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide reasonable current income and long-term growth of capital and income.


 For purposes of this Portfolio, the words "reasonable current income" mean moderate income.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Index.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser's large group of equity research analysts.


 The Portfolio may invest up to 25% of its net assets in foreign securities, including those in emerging markets and depository receipts, through which it may have exposure to foreign currencies.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and

----------
  59       MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

 custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1999, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for this Portfolio is December 31, 1998.

               CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1999                 8.76%

 Best quarter:                       Worst quarter:
 10.87% (1999 4th Quarter)           (8.23)% (1999 3rd Quarter)



                AVERAGE ANNUAL TOTAL RETURNS
           --------------------------------------
                                                      SINCE
                                       ONE YEAR     INCEPTION
---------------------------------------------------------------
 MFS Growth with Income Portfolio         8.76%        8.76%
---------------------------------------------------------------
 S&P 500 Index*                          21.03%       21.03%
---------------------------------------------------------------


* For more information on this index, see the preceding section "The
  Benchmarks."


 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are JOHN D. LAUPHEIMER, JR., Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1981; and MITCHELL D. DYNAN, a Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1986.


                                   ------------------------    EQ Advisors Trust

----------
   60    MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

MFS RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

THE INVESTMENT STRATEGY

The Portfolio invests, at least 80% of its total assets in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

     o    favorable prospects for long-term growth;

     o attractive valuations based on current and expected earnings or cash flow;

     o    dominant or growing market share; and

     o    superior management.

The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The Portfolio may invest up to 20% of its net assets in foreign equity securities, including those of emerging markets. The Portfolio may invest in foreign equity securities, through which it may have exposure to foreign currencies.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may invest up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a

----------
  61    MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.




                CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


1998      24.11%
1999      23.12%

Best quarter:                       Worst quarter:
21.36% (1998 4th Quarter)           (14.24)% (1998 3rd Quarter)




           AVERAGE ANNUAL TOTAL RETURNS
        -----------------------------------
                                            SINCE
                             ONE YEAR     INCEPTION
------------------------------------------------------
MFS Research Portfolio        23.12%       23.93%
------------------------------------------------------
S&P 500 Index*                21.03%       27.36%
------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.


                                    -----------------------    EQ Advisors Trust

----------
   62      MERCURY BASIC VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 MERCURY BASIC VALUE EQUITY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value.

 THE INVESTMENT STRATEGY

 The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

 The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:

     o stocks are out of favor;

     o company earnings are depressed;

     o price/earnings ratios are relatively low;

     o investment expectations are limited; and/or

     o there is no general interest in a security or industry.

 On the other hand, the Adviser believes that negative developments are more likely to occur when:

     o investment expectations are high;

     o stock prices are advancing or have advanced rapidly;

     o price/earnings ratios have been inflated; and/or

     o an industry or security continues to become popular among investors.

 In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

 The Portfolio invests primarily in common stocks of U.S. companies, but may buy equity securities other than common stock and may also invest up to 10% of its total assets in securities issued by foreign companies. The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued.


 The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio's management sees an appropriate opportunity.

 When market or financial conditions warrant, the Portfolio may invest in U.S. Government and agency securities, money market securities and other fixed income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because:

----------
  63      MERCURY BASIC VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


1998         11.59%
1999         19.00%

Best quarter:                       Worst quarter:
13.57% (1999 2nd Quarter)           (10.91)% (1998 3rd Quarter)


                  AVERAGE ANNUAL TOTAL RETURNS
            -----------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
---------------------------------------------------------------------
Mercury Basic Value Equity Portfolio        19.00%       17.93%
---------------------------------------------------------------------
S&P 500 Index*                              21.03%       27.36%
---------------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO


MERCURY ASSET MANAGEMENT, US, ("MERCURY"), A DIVISION OF FUND ASSET MANAGEMENT, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, or the Portfolio's predecessor Adviser, Merrill Lynch Asset Management, L.P., ("MLAM") has been the Adviser to the Portfolio since it commenced operations. FAM and MLAM are both part of the Merrill Lynch Asset Management Group and each is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of FAM and MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury and its affiliates act as the manager for more than 100 registered investment companies. Mercury also offers portfolio management and portfolio analysis services to individuals and institutions.

KEVIN RENDINO, and ROBERT J. MARTORELLI are co-Portfolio Managers of the Portfolio. Mr. Rendino is a First Vice President of Mercury since 1997, has been the


                                   ------------------------    EQ Advisors Trust

----------
   64      MERCURY BASIC VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------


Portfolio Manager responsible for the day to day management of the Portfolio since it commenced operations. Mr. Rendino was a Vice President of Mercury from 1993 to 1997. Mr. Martorelli is a Senior Vice President of Mercury and has been a co-Portfolio Manager of the Portfolio since May 2000. Mr. Martorelli has been a First Vice President of Mercury since 1997 and was Vice President from 1987 to 1997.

----------
  65    EQ/PUTNAM GROWTH & INCOME VALUE
--------------------------------------------------------------------------------


EQ/PUTNAM GROWTH & INCOME VALUE

PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

The Portfolio may also invest in corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government securities.

It may also invest a portion of its assets in debt securities rated below investment grade (commonly referred to as "junk bonds"), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities. The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve the Portfolio's investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in debt securities, preferred stocks or other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the

                               ----------------------------    EQ Advisors Trust

----------
   66     EQ/PUTNAM GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

 issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE


 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.



CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998          12.75%
1999          -1.27%


 Best quarter:                       Worst quarter:
 16.49% (1998 4th Quarter)           (11.94)% (1999 3rd Quarter)


                 AVERAGE ANNUAL TOTAL RETURNS
             ------------------------------------
                                                       SINCE
                                       ONE YEAR      INCEPTION
----------------------------------------------------------------
 EQ/Putnam Growth & Income Value
 Portfolio                               (1.27)%       10.13%
----------------------------------------------------------------
 S&P 500 Index*                          21.03%        27.36%
----------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO


 PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

 DEBORAH KUENSTNER has been the Portfolio Manager responsible for the day-to-day management of the Portfolio since January 2000. Ms. Kuenstner is Managing Director, Chief Investment Officer of the Large Cap Value Equities Group and joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. Prior to joining Putnam, Ms. Kuenstner was the Senior Portfolio Manager, International Equities of the DuPont Pension Fund Investment from 1989 to 1997.

----------
  67      EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
--------------------------------------------------------------------------------


 EQ/PUTNAM INVESTORS GROWTH PORTFOLIO



 INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks of companies with market capitalizations of $3 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. The Portfolio may purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

 The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

 Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

 The Portfolio may also engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps and may also invest in convertible securities, preferred stocks and debt securities.

 When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS
 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to


                               ----------------------------    EQ Advisors Trust

----------
   68     EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE


 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.



CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998         36.27%
1999         30.24%

 Best quarter:                       Worst quarter:
 25.29% (1998 4th Quarter)           (11.25)% (1998 First Quarter)


                  AVERAGE ANNUAL TOTAL RETURNS
             ---------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------
 EQ/Putnam Investors Growth Portfolio        30.24%       34.64%
--------------------------------------------------------------------
 S&P 500 Index*                              21.03%       27.36%
--------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.


 The Portfolio Managers, responsible for the day to day management of the Portfolio since its inception, are: C. BETH COTNER, who has been employed by Putnam Management as an investment professional* since 1995; RICHARD B. ENGLAND, who has been employed by Putnam Management as an investment professional* since 1992; and MANUAL WEISS HERRERRO, who has been employed by Putnam Management as investment professional* since 1987. (*Investment professional means that the manager was either a portfolio manager or analyst.)

----------
  69      T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------


 T. ROWE PRICE EQUITY INCOME PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 65%) in dividend-paying common stocks of well established companies paying above-average dividends.

 The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return; (2) dividends are a more stable and predictable source of return; and
 (3) prices of stocks that pay a high current income tend to be less volatile than those paying below average dividends.

 The Adviser uses a "value" approach in choosing securities. The Adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. It looks for common stocks of companies that have:

o    established operating histories;

o    above-average dividend yields relative to the S&P 500;

o    low price to earnings ratios relative to the S&P 500;

o    sound balance sheets and other positive financial characteristics; and

o low stock price relative to the company's asset value, cash flow or business franchises.

 Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.


 The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities of foreign issuers traded in the U.S. such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, futures, options, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

 When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend. Other principal risks include:


                                    -----------------------    EQ Advisors Trust

----------
   70     T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meet its financial obligations is particularly significant for this Portfolio because this Portfolio may invest a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses,which would reduce the perfomance results. The inception date for the Portfolio is May 1, 1997.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998                 9.11%
1999                 3.54%

 Best quarter:                       Worst quarter:
 13.29% (1999 2nd Quarter)           (8.56)% (1999 3rd Quarter)



                   AVERAGE ANNUAL TOTAL RETURNS
               -----------------------------------
                                                           SINCE
                                            ONE YEAR     INCEPTION
--------------------------------------------------------------------
 T. Rowe Price Equity Income Portfolio         3.54%       12.80%
--------------------------------------------------------------------
 S&P 500 Index*                               21.03%       27.36%
--------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

 T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100
 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has

----------
  71       T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

 been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.

 Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.


                                       --------------------    EQ Advisors Trust

----------
   72      WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

 WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of U.S. small-cap companies with above-average growth potential that the Adviser believes to be undervalued. Typically, such investments may include common stocks, preferred stocks, convertible securities, warrants and rights of small-cap companies. Once 65% of the Portfolio's assets are invested in small-cap companies, the Portfolio may also invest in companies with a market capitalization of any size.


 For purposes of this Portfolio, small-cap companies are companies having market capitalizations within the range of capitalizations of companies represented in the Russell 2000 Index.

 In determining whether a company's stock is undervalued, the Adviser considers all relevant factors which may include a company's:

     o price/earnings ratio;

     o price to book value ratio;

     o price to cash flow ratio; and

     o debt to capital ratio.

 The Portfolio will invest primarily (at least 65% of its net assets) in the securities of U.S. companies traded in the U.S. securities markets. The Portfolio may invest to a lesser extent in foreign securities, investment grade debt securities and high quality domestic and foreign short-term (one year or less) and medium-term money-market securities.

 When market or financial conditions warrant, the Portfolio may invest without limitation in investment grade debt obligations and in domestic and foreign obligations, including repurchase agreements for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely

----------
  73      WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE
The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1998          -10.02%
1999            1.80%

Best quarter:                       Worst quarter:
12.40% (1999 4th Quarter)           (20.25)% (1998 3rd Quarter)



                  AVERAGE ANNUAL TOTAL RETURNS
             --------------------------------------
                                                         SINCE
                                         ONE YEAR      INCEPTION
-------------------------------------------------------------------
 Warburg Pincus Small Company Value
 Portfolio                                  1.80%         3.33%
-------------------------------------------------------------------
 Russell 2000 Value Index*,**              (1.49)%        7.06%
-------------------------------------------------------------------
 Russell 2000 Index*                       21.26%        16.99%
-------------------------------------------------------------------



 * For more information on this index, see the preceding section "The
   Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

CREDIT SUISSE ASSET MANAGEMENT, LLC. ("CSAM"), 466 Lexington Avenue, New York, New York 10017-3147. CSAM is the successor to Warburg Pincus Asset Management, Inc., which served as the Adviser to the Portfolio since it commenced operations. CSAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. CSAM is indirectly controlled by Credit Suisse Group. CSAM manages over $60 billion in assets in the U.S., and together with its global affiliates, over $168 billion worldwide.

KYLE F. FREY is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since the Portfolio commenced operations. Mr. Frey is a managing director of CSAM and has been with CSAM or its predecessor since 1989.

                                  -------------------------    EQ Advisors Trust

INTERNATIONAL STOCK PORTFOLIOS

----------
   74    ALLIANCE GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

 ALLIANCE GLOBAL PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of capital.


 THE INVESTMENT STRATEGY
 The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

   These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

 The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest in equity securities.

 The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

 When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 FOREIGN SECURITIES RISK: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency.

----------
  75      ALLIANCE GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

       During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the


                                 --------------------------    EQ Advisors Trust

----------
   76    ALLIANCE GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1990             -6.3%
1991             30.2%
1992             -0.7%
1993             31.9%
1994              5.0%
1995             18.6%
1996             14.4%
1997             11.4%
1998             21.5%
1999            38.17%

 Best quarter (% and time period)    Worst quarter (% and time period)
 26.51% (1998 4th Quarter)           (17.04)% (1999 3rd Quarter)




                AVERAGE ANNUAL TOTAL RETURNS*
           --------------------------------------
                        ONE YEAR     FIVE YEARS     TEN YEARS
----------------------------------------------------------------
 Alliance Global
   Portfolio -
   Class IB Shares     38.17%       20.42%         15.55%
----------------------------------------------------------------
 Lipper Global
   Mutual Funds
   Average**           44.18%       19.42%         11.73%
----------------------------------------------------------------
 MSCI World
   Index**             24.93%       19.76%         11.42%
----------------------------------------------------------------


 * For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
     Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

----------
  77    ALLIANCE INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------


  ALLIANCE INTERNATIONAL PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.


 These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

 The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

 The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

 The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities and making loans of up to 50% of its portfolio securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

 For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 FOREIGN SECURITIES RISK: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:


                                    -----------------------    EQ Advisors Trust

----------
   78    ALLIANCE INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher turnover rate (e.g., over 100%

----------
  79    ALLIANCE INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------


 per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance International Portfolio) whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

[GRAPHIC OMITTED]

      Year           Percentage
 ----------------------------------
     1996              9.6%
     1997             (3.2)%
     1998             10.3%
     1999             36.90%
 ----------------------------------

 Best quarter (% and time period)    Worst quarter (% and time period)
 25.87% (1999 4th Quarter)           (15.72)% (1998 3rd Quarter)
 -----------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------
                                                SINCE
                                 ONE YEAR     INCEPTION
-----------------------------------------------------------------------
 Alliance International
   Portfolio - Class IB
   Shares                       36.90%       12.83%
-----------------------------------------------------------------------
 MSCI EAFE Index**              26.96%       13.11%
-----------------------------------------------------------------------
 Lipper International Mutual
   Funds Average**              42.88%       17.58%
----------------------------------------------------------------------


 * For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**   For more information on this index, see the preceding section "The
     Benchmarks."


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


                                          ------------------- EQ Advisors Trust

----------
   80    ALLIANCE INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

 SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

----------
  81    BT INTERNATIONAL EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------


 BT INTERNATIONAL EQUITY INDEX PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.


   For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.

 Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

 The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 INDEX FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies);


                                       ---------------------- EQ Advisors Trust

----------
   82    BT INTERNATIONAL EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

 inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's average annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.

 CALENDAR YEAR ANNUAL TOTAL RETURN
 ----------------------------------

 [GRAPHIC OMITTED]

      Year        Percentage
 ----------------------------------
      1998           20.07%
      1999           27.50%
 ----------------------------------

 Best quarter:                       Worst quarter:
 20.43% (1998 4th Quarter)           (13.90)% (1998 3rd Quarter)
 ----------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                             SINCE
                                              ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 BT International Equity Index Portfolio        27.50%       23.69%
--------------------------------------------------------------------------
 MSCI EAFE Index*                               26.96%       23.43%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

----------
  83    BT INTERNATIONAL EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

 WHO MANAGES THE PORTFOLIO

 BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets, including investment management. In 1999, Bankers Trust Corporation finalized a merger in which Bankers Trust Corporation was acquired by and became a subsidiary of Deutsche Bank AG.


                                        --------------------- EQ Advisors Trust

----------
   84    CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

 CAPITAL GUARDIAN INTERNATIONAL
 PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

 The Portfolio primarily invests in common stocks (or securities convertible into common stocks), warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

 Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

 To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political

----------
  85    CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

       systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

 Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

 DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.


                                     ------------------------ EQ Advisors Trust

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INTERNATIONAL STOCK PORTFOLIOS (CONTINUED)

----------
   86    CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

 HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

 RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

 NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.

 ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc. Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

 LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

 NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

 RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined the Capital Guardian organization in 1981.

----------
  87    MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
--------------------------------------------------------------------------------


 MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

 THE INVESTMENT STRATEGY

 The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of companies located in emerging market countries. Such equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies in emerging market countries that it believes have strong developing economies and increasingly sophisticated markets. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into United States dollars.


   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

   For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

     o Its principal securities trading market is in an emerging market country;

     o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; and

      o it is organized under the laws of or has a principal office in an emerging market country.


 The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.


   In a "top-down" approach, country allocations are made based on relative economic, political and social fundamentals, stock valuations and investor sentiment. In a "bottom-up" approach, securities are reviewed and chosen individually.

 The Portfolio may invest to a lesser extent in corporate or government-issued or guaranteed debt securities of issuers in emerging market countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity or debt securities (including "junk bonds") of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

 When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There


                                      ----------------------- EQ Advisors Trust

----------
   88    MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with

----------
  89    MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, that are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest and are considered to lack outstanding investment characteristics. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations may be is particularly significant for this Portfolio because this Portfolio may invest a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is August 20, 1997.


 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

[GRAPHIC OMITTED]

      Year       Percentage
 ---------------------------------
      1998          (27.10)%
      1999           95.82%
 ---------------------------------

 Best quarter:                       Worst quarter:
 49.70% (1999 4th Quarter)           (22.14)% (1998 2nd Quarter)
 ----------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------
                                                     SINCE
                                     ONE YEAR      INCEPTION
------------------------------------------------------------------
 Morgan Stanley Emerging Markets
 Equity Portfolio                      95.82%         5.76%
------------------------------------------------------------------
 MSCI Emerging Markets Free*           66.41%        (0.88)%
------------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), 1221 Avenue of the Americas, New York, NY 10020. MSAM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

 The Portfolio Managers, responsible for the day to day management of the Portfolio since the Portfolio commenced


                                     ------------------------ EQ Advisors Trust

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INTERNATIONAL STOCK PORTFOLIOS (CONTINUED)

----------
   90    MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 operations, are: ROBERT MEYER, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated, who is head of MSAM's Emerging Markets Equity Group and who joined MSAM in 1989; and ANDY SKOV, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated who joined MSAM in 1994.

----------
  91    EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------


 EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies in a number of different countries. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, a majority of the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

 The Portfolio considers the following to be an issuer of securities located in a country other than the U.S.:

 o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.; or

 o companies that earn 50% or more of their total revenues from business outside the U.S.

 The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

 The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size whose earnings the Adviser believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued. The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments.

 When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with


                                      ----------------------- EQ Advisors Trust

--------
   92    EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

       each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.


 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance.
 The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

[GRAPHIC OMITTED]

      Year        Percentage
-----------------------------------
      1998          19.51%
      1999          60.24%
-----------------------------------

 Best quarter:                       Worst quarter:
 36.26% (1999 4th Quarter)           (18.48)% (1998 3rd Quarter)
-----------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------
                                                              SINCE
                                               ONE YEAR     INCEPTION
-----------------------------------------------------------------------
 EQ/Putnam International Equity Portfolio        60.24%       31.98%
-----------------------------------------------------------------------
 MSCI EAFE Index*                                26.96%       18.32%
-----------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

----------
  93    EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc. which is itself a subsidiary of Marsh & McLennan Companies, Inc.

 The Portfolio Manager, responsible for the day to day management of the Portfolio since the inception of the Portfolio, is OMID KAMSHAD, Managing Director and Chief Investment Officer of Core International Equity, who has been employed as an investment professional* by Putnam Management since 1996. Prior to January 1996, he was a Director of Investments at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was Director at Baring Asset Management Company. (*Investment professional means that the manager was either a portfolio manager or analyst.)


                                     ------------------------ EQ Advisors Trust

----------
   94    T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of capital through investment primarily in common stocks of established non-United States companies.

 THE INVESTMENT STRATEGY

 The Portfolio invests substantially all of its assets in common stocks of established companies outside of the United States. The Portfolio intends to diversify broadly among countries throughout the world by having securities from at least five different countries represented in the Portfolio. No more than 20% of its assets will be invested in securities of any one country, except that up to 35% can be invested in stocks of companies in Australia, Canada, France, Japan, United Kingdom or Germany. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily considers the following factors:

     o prospects for relative economic growth between foreign countries;

     o expected levels of inflation;

     o government policies influencing business conditions;

     o the outlook for currency relationships; and

     o the range of individual investment opportunities available to international investors.

 Country allocation is driven largely by stock selection, though the Adviser may limit investments in markets that appear to have poor overall prospects.

 The Portfolio expects to invest substantially all of its assets in common stocks of large and, to a lesser extent, medium-sized companies. Typically, however, the Portfolio may also invest in a variety of other equity securities such as preferred stocks, warrants and convertible securities as well as governmental debt securities and investment grade debt securities. The Portfolio may also invest in certain foreign investment funds, hybrid instruments and derivative instruments in keeping with the Portfolio objective. Stock selection reflects a growth style. In analyzing companies for investment, the Adviser uses a "bottom-up" approach and looks for companies that have one or more of the following characteristics:

     o leading market position;

     o attractive business niche;

     o strong franchise or natural monopoly;

     o technological leadership or proprietary advantages;

     o seasoned management;

     o earnings growth and cash flow sufficient to support growing dividends;

     o healthy balance sheet with relatively low debt.

 This means that the securities are selected based upon fundamental analysis performed by the Adviser in an effort to identify companies capable of achieving and sustaining above-average long-term earnings growth.

 When market or financial conditions warrant, the Portfolio may invest without limitation in high quality U.S. Government and corporate debt obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. stocks. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

----------
  95    T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. Fund performance will likely be negatively affected by portfolio exposure to nations suffering severe inflation or currency devaluation.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

       GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

 FUTURES/OPTIONS RISK: To the extent the Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


                                       ---------------------- EQ Advisors Trust

---------
   96    T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

[GRAPHIC OMITTED]

     Year        Percentage
 ---------------------------------
     1998           13.68%
     1999           31.92%
 ---------------------------------

 Best quarter:                       Worst quarter:
 24.01% (1999 4th Quarter)           (13.68)% (1998 3rd Quarter)
 ---------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------
                                                       SINCE
                                        ONE YEAR     INCEPTION
-----------------------------------------------------------------
 T. Rowe Price International
 Stock Portfolio - Class IB Shares        31.92%       15.73%
-----------------------------------------------------------------
 MSCI EAFE Index*                         26.96%       18.32%
-----------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ROWE PRICE-FLEMING INTERNATIONAL, INC. ("Price-Fleming"), 100 East Pratt Street, Baltimore, MD 21202. Price-Fleming has been the Adviser to the Portfolio since it commenced its operations. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization that participates in a global network of regional investment offices. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% owned by a subsidiary of Flemings and 25% owned by a subsidiary of Jardine Fleming Group Limited ("Jardine Fleming"). Flemings owns 10% of Jardine Fleming.

 Investment decisions with respect to the Portfolio are made by an Investment Advisory Group. The Investment Advisory Group has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

FIXED INCOME PORTFOLIOS

----------
  97    ALLIANCE HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------


 ALLIANCE HIGH YIELD PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

 THE INVESTMENT STRATEGY


 The Portfolio invests primarily in a diversified mix of high yield fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparable quality.


 The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

 The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

 The Portfolio will not invest more than 10% of its total assets in:

 (i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

 (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

 o fixed income securities which the Adviser believes have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or

 o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

 In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

 The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

 When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 JUNK BOND RISK: The Portfolio invests primarily in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high-risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are also less liquid and experience more price volatility than higher rated fixed income securities. This Portfolio may also be subject to


                                        --------------------- EQ Advisors Trust

----------
   98    ALLIANCE HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

 greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

 SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known; held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

----------
  99    ALLIANCE HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


 CALENDAR YEAR ANNUAL TOTAL RETURN*
 ----------------------------------

[GRAPHIC OMITTED]

     Year            Percentage
 ----------------------------------
     1990                (1.4)%
     1991                24.2%
     1992                12.1%
     1993                22.9%
     1994                (3.0)%
     1995                19.7%
     1996                22.6%
     1997                18.2%
     1998                (5.4)%
     1999                (3.58)%
 -----------------------------------

 Best quarter (% and time period)     Worst quarter (% and time period)
 7.94% (1997 2nd Quarter)             (11.02)% (1998 3rd Quarter)
 -----------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                      ONE YEAR      FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
 Alliance High Yield Portfolio
   - Class IB Shares                    (3.58)%       9.58%          9.96%
-------------------------------------------------------------------------------
 CSFB Index**,***                        3.28%        9.07%         11.06%
-------------------------------------------------------------------------------
 ML Master**                             1.57%        9.61%         10.79%
-------------------------------------------------------------------------------
 Lipper High Current Yield Bond
   Funds Average**                       3.83%        9.48%         10.15%
-------------------------------------------------------------------------------


* For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.



**   For more information on this index, see the preceding section "The
     Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies,


                                      ----------------------- EQ Advisors Trust

----------
   100    ALLIANCE HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

 endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 NELSON JANTZEN has been responsible for the day-to-day management of the Portfolio since January 2000. Mr. Jantzen is a Senior Vice President and Portfolio Manager in the Global High Yield Group and is responsible for the management of domestic high yield securities. Mr. Jantzen joined Alliance in 1993.

---------
  101    ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------


 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.


   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.


 The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

 In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

 The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

 Under normal market conditions, the Portfolio will invest at least 65%, and expects to invest at least 80%, of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government securities include:

     o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

     o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.


                                        --------------------- EQ Advisors Trust

---------
   102    ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

     o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

     o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

     o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

     o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

     o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

 The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.


   Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

 The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 65% of its total assets in U.S. Government securities.

 THE PRINCIPAL RISKS


 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

       ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests

----------
  103    ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------


       in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.


       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       INVESTMENT GRADE SECURITIES RISK: With respect to fixed income investments of the Portfolio, other than U.S. Government securities, rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), the Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P, or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

       MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds


                                         -------------------- EQ Advisors Trust

----------
   104    ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

 with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


 CALENDAR YEAR ANNUAL TOTAL RETURN*
 -----------------------------------

[GRAPHIC OMITTED]

    Year            Percentage
 ----------------------------------
     1992                 5.4%
     1993                10.3%
     1994                (4.6)%
     1995                13.1%
     1996                 3.5%
     1997                 7.0%
     1998                 7.5%
     1999                (0.23)%
 -----------------------------------

 Best quarter (% and time period)     Worst quarter (% and time period)
 4.23% (1998 3rd Quarter)             (0.79)% (1999 2nd Quarter)
 ------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                                     SINCE
                                      ONE YEAR      FIVE YEARS     INCEPTION
-------------------------------------------------------------------------------
 Alliance Intermediate
   Government Securities
   Portfolio - Class IB Shares        (0.23)%         6.06%          6.00%
-------------------------------------------------------------------------------
 Lehman Intermediate
   Government Bonds**                  0.49%          6.93%          6.76%
-------------------------------------------------------------------------------
 Lipper Intermediate Government
   Funds Average**                    (2.13)%         6.94%          6.84%
-------------------------------------------------------------------------------


* For periods prior to the inception of Class IB Shares (May 2, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 JEFFREY S. PHLEGAR has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance for more than five years.

----------
  105    ALLIANCE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


 ALLIANCE MONEY MARKET PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

 The instruments in which the Portfolio invests include:

 o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

 o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

      (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

      (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or
          (ii) long term debt rated at least AA by S&P or Aa by Moody's;

 o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

 o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

 o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

 o  floating rate or master demand notes; and

 o  repurchase agreements covering U.S. Government securities.

 If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

 Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

 The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign issuers and making secured loans of up to 50% of its total portfolio securities.

 THE PRINCIPAL RISKS

 MONEY MARKET RISK: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                        --------------------- EQ Advisors Trust

----------
   106    ALLIANCE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


 Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

 ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.


 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Money Market Portfolio) whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not

----------
  107    ALLIANCE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


 CALENDAR YEAR ANNUAL TOTAL RETURN*
 -----------------------------------

[GRAPHIC OMITTED]


    Year            Percentage
 ----------------------------------
     1990                8.0%
     1991                5.9%
     1992                3.3%
     1993                2.7%
     1994                3.8%
     1995                5.5%
     1996                5.1%
     1997                5.2%
     1998                5.1%
     1999                4.71%
 -----------------------------------

 Best quarter (% and time period)       Worst quarter (% and time period)
 1.32% (1999 4th Quarter)               .44% (2000 1st Quarter)
----------------------------------------------------------------------------

 The Portfolio's 7-day yield for the quarter ended December 31, 1999 was 5.05%.



AVERAGE ANNUAL TOTAL RETURNS*
----------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
----------------------------------------------------------------------------
 Alliance Money Market Portfolio
   - Class IB Shares                4.71%        5.10%          4.92%
----------------------------------------------------------------------------
 3-Month Treasury Bill              4.74%        5.20%          5.06%
----------------------------------------------------------------------------
 Lipper Money Market Mutual
   Fund Average**                   4.75%        5.13%          4.87%
----------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 10, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.


                                     ------------------------ EQ Advisors Trust

----------
   108    ALLIANCE QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

 ALLIANCE QUALITY BOND PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

 THE INVESTMENT STRATEGY

 The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

 The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

 In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).

 The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof. In this regard, the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.

 The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

 The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase. The Portfolio also intends to write covered call options for cross-hedging purposes, which are designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire.

 The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.


 When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

----------
  109    ALLIANCE QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

       INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB or S&P or an equivalent rating by any other nationally recognized statistical rating organization, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

       MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the prepaid funds at the newer, lower interest rates.

       ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


                                       ---------------------- EQ Advisors Trust

----------
   110    ALLIANCE QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one and five years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



 CALENDAR YEAR ANNUAL TOTAL RETURN*
 ----------------------------------

 [GRAPHIC OMITTED]

    Year            Percentage
 ----------------------------------
     1994                (5.4)%
     1995                16.8%
     1996                 5.1%
     1997                 8.9%
     1998                 8.4%
     1999                (2.25)%
 -----------------------------------

 Best quarter (% and time period)     Worst quarter (% and time period)
 3.77% (1998 3rd Quarter)             (1.66)% (1999 2nd Quarter)
 -----------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                                      SINCE
                                       ONE YEAR      FIVE YEARS     INCEPTION
------------------------------------------------------------------------------
 Alliance Quality Bond Portfolio
   - Class IB Shares                (2.25)%         7.15%          4.66%
-----------------------------------------------------------------------------
 Lehman Aggregate Bonds**           (0.82)%         7.73%          5.64%
-----------------------------------------------------------------------------
 Lipper Corporate Debt Funds
   BBB Rated Average**              (1.62)%         7.83%          5.32%
-----------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (July 8, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

----------
  111    J.P. MORGAN CORE BOND PORTFOLIO
--------------------------------------------------------------------------------


 J.P. MORGAN CORE BOND PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

 THE INVESTMENT STRATEGY

 This Portfolio's total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio currently invests all of its assets in investment grade debt securities rated BBB or better by Standard & Poor's ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's") or unrated securities of similar quality.

 The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser's view of the market and interest rates. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio's bond holdings.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

 The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries.

 Under normal market conditions, the Portfolio will be primarily invested in bonds. When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in money market securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other specific risks of investing in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities (rated, e.g., BBB by S&P) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

       MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated


                                        --------------------- EQ Advisors Trust

----------
   112    J.P. MORGAN CORE BOND PORTFOLIO
--------------------------------------------------------------------------------

       (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio commenced operations on January 1, 1998.

 CALENDAR YEAR ANNUAL TOTAL RETURN
 ----------------------------------

 [GRAPHIC OMITTED]

       Year       Percentage
 ---------------------------------
       1998          9.02%
       1999         (1.64)%
 ----------------------------------

 Best quarter:                       Worst quarter:
 4.72% (1998 3rd Quarter)            (1.62)% (1999 2nd Quarter)
------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------
                                                         SINCE
                                         ONE YEAR      INCEPTION
-----------------------------------------------------------------
 J.P. Morgan Core Bond Portfolio          (1.64)%       3.55%
-----------------------------------------------------------------
 Salomon Brothers Broad Investment
 Grade Bond Index*                        (0.83)%       3.84%
-----------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan is a registered investment adviser and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company. J.P. Morgan manages portfolios for corporations, governments,

----------
  113    J.P. MORGAN CORE BOND PORTFOLIO
--------------------------------------------------------------------------------

 endowments, as well as many of the largest corporate retirements plans in the nation.


 The Portfolio Managers, responsible for the day to day management of the Portfolio since it commenced operations, are PAUL L. ZEMSKY, a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques, who joined J.P. Morgan in 1985; and ROBERT J. TEATOM, a Managing Director of J.P. Morgan and head of its U.S. Fixed Income Group, who joined J.P. Morgan in 1975; and E. LUKE FARRELL, Vice President of J.P. Morgan and a portfolio manager in the Fixed Income Group, who joined J.P. Morgan in 1993.



                                       ---------------------- EQ Advisors Trust

BALANCED/HYBRID PORTFOLIOS

----------
   114    EQ/BALANCED PORTFOLIO
--------------------------------------------------------------------------------


 EQ/BALANCED PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

 THE INVESTMENT STRATEGY

 The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

 The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.


 The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

 The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the expected asset mix.


 The Portfolio may also invest up to 20% of its total assets in foreign securities (which may include American depositary receipts and other depositary arrangements) and may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

 The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 MULTIPLE-ADVISER RISK: The EQ/Balanced Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other

----------
  115    EQ/BALANCED PORTFOLIO
--------------------------------------------------------------------------------

 Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.


 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.


 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 FIXED INCOME RISK: This Portfolio invests at least 25% of its total assets in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


                                        --------------------- EQ Advisors Trust

----------
   116    EQ/BALANCED PORTFOLIO
--------------------------------------------------------------------------------


 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/EQ/Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


 CALENDAR YEAR ANNUAL TOTAL RETURN *
 -----------------------------------

 [GRAPHIC OMITTED]

    Year            Percentage
 ----------------------------------
     1990                 0.0%
     1991                41.0%
     1992                (3.1)%
     1993                12.0%
     1994                (8.3)%
     1995                19.5%
     1996                11.4%
     1997                14.8%
     1998                17.8%
     1999                17.50%
 -----------------------------------

 Best quarter (% and time period)      Worst quarter (% and time period)
 13.76% (1998 4th Quarter)             (7.77)% (1998 3rd Quarter)
 --------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS*
---------------------------------------------------------------------------
                                   ONE YEAR     FIVE YEARS     TEN YEARS
---------------------------------------------------------------------------
 EQ/Balanced Portfolio - Class
   IB Shares                        17.50%       15.88%         11.37%
---------------------------------------------------------------------------
 50% S&P 500 Index/50%
   Lehman Gov't/Corp.**,***          9.07%       17.93%         13.04%
---------------------------------------------------------------------------
 S&P 500 Index**                    21.03%       28.56%         18.21%
---------------------------------------------------------------------------
 Lipper Flex. Port. Funds
   Average**                        12.07%       17.11%         12.94%
--------------------------------------------------------------------------


  * For periods prior to the inception of Class IB Shares (July 8, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.


 ** For more information on this index, see the preceding section "The Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company,

----------
  117    EQ/BALANCED PORTFOLIO
--------------------------------------------------------------------------------


 Prudential Investments Fund Management LLC and Jennison Associates, LLC have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 The portfolio manager responsible for that portion of the Portfolio's total assets that will be advised by Alliance as an Adviser is as follows:

    ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


 CAPITAL GUARDIAN TRUST COMPANY. ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071 Capital Guardian was added as an Adviser to the Portfolio as of May 1, 2000. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

 Capital Guardian uses a multiple portfolio manager system under which assets of the Portfolio for which Capital Guardian serves as Adviser are divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio's total assets allocated to Capital Guardian as Adviser is managed by a group of investment research analysts.


 The individual portfolio managers of each segment of the Portfolio's total assets that will be advised by Capital Guardian as an Adviser, other than that managed by the group of research analysts, are as follows:


       DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

       MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

       DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

       THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.


                                        --------------------- EQ Advisors Trust

----------
   118    EQ/BALANCED PORTFOLIO
--------------------------------------------------------------------------------

       EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

       TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC ("PIFM"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as either the manager or administrator to various investment companies, with aggregate assets of approximately $72 billion.


 JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990 and manages approximately $48.4 billion in assets as of September 30, 1999.

 The individual portfolio managers for that portion of the Portfolio's total assets that will be advised by PIFM as an Adviser and Jennison are as follows:


       MICHAEL A. DEBALSO. Michael A. DeBalso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. DeBalso joined Jennison in 1972.

       KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Growth Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer.


 PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America.

----------
  119    ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
--------------------------------------------------------------------------------


 ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

 THE INVESTMENT STRATEGY

 The Portfolio invests varying portions of its assets in high quality, publicly-traded fixed income securities (including money market instruments and cash) and publicly-traded common stocks and other equity securities of U.S. and non-U.S. issuers.

 The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by the Adviser, that is less than that of a 10-year Treasury bond (the "fixed income core"). The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the fixed income core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.



   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.


 All debt securities held by the Portfolio will be of investment grade (i.e., rated at least BBB by S&P or Baa by Moody's) or unrated securities of comparable quality as determined by the Adviser. The equity securities invested in by the Portfolio will consist primarily of common stocks (including convertible securities). The Portfolio may also invest in stocks that are traded over-the-counter and in other equity-type securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers.

 The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed


                                       ---------------------- EQ Advisors Trust

---------
   120    ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

 income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

       MORTGAGE BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like, which may cause the Portfolio to lose money or be prevented from earning capital gains.

----------
  121    ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of fixed income and equity securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


 CALENDAR YEAR ANNUAL TOTAL RETURN *
 -----------------------------------

 [GRAPHIC OMITTED]

    Year            Percentage
 ----------------------------------
     1990                 6.2%
     1991                19.6%
     1992                 5.5%
     1993                10.5%
     1994                (4.4)%
     1995                20.2%
     1996                 5.0%
     1997                13.0%
     1998                13.6%
     1999                 9.87%
 -----------------------------------

 Best quarter (% and time period)      Worst quarter (% and time period)
 7.58% (1998 4th Quarter)              (2.05)% (1998 3rd Quarter)
 ------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------
                               ONE YEAR     FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------
 Alliance Conservative
   Investors Portfolio -
   Class IB Shares              9.87%        12.17%          9.66%
-------------------------------------------------------------------------
 70% Lehman Treasury/30%
   S&P 500 Index**, ***         4.19%        13.60%         10.75%
-------------------------------------------------------------------------
 S&P 500 Index**               21.03%        28.56%         18.21%
-------------------------------------------------------------------------
 Lipper Income Average**        4.65%        14.57%         10.84%
-------------------------------------------------------------------------


  * For periods prior to the inception of Class IB Shares (May 2, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.


 ** For more information on this index, see the preceding section "The Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


                                     ------------------------ EQ Advisors Trust

----------
   122    ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

 ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

----------
  123    ALLIANCE GROWTH INVESTORS PORTFOLIO
--------------------------------------------------------------------------------


 ALLIANCE GROWTH INVESTORS PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

 THE INVESTMENT STRATEGY

 The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

 The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

 The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB- rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Other risks that relate to the Portfolio's investment in fixed income securities include:

       INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

       JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate


                                     ------------------------ EQ Advisors Trust

----------
   124    ALLIANCE GROWTH INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

       restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.


 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the

----------
  125    ALLIANCE GROWTH INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN *
-----------------------------------

 [GRAPHIC OMITTED]

    Year            Percentage
----------------------------------
     1990               10.4%
     1991               48.7%
     1992                4.7%
     1993               15.0%
     1994               (3.4)%
     1995               26.1%
     1996               12.4%
     1997               16.6%
     1998               18.8%
     1999               26.27%
-----------------------------------

Best quarter (% and time period)      Worst quarter (% and time period)
18.09% (1998 4th Quarter)             (9.8)% (1998 3rd Quarter)
 --------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS*
----------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
----------------------------------------------------------------------------
 Alliance Growth Investors
   Portfolio - Class IB Shares       26.27%       19.86%         16.78%
---------------------------------------------------------------------------
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.**, ***         13.77%       22.15%         15.13%
---------------------------------------------------------------------------
 S&P 500 Index**                     21.03%       28.56%         18.21%
---------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Average**                         12.07%       17.11%         12.94%
---------------------------------------------------------------------------


  * For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.


 ** For more information on this index, see the preceding section "The Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

                                      ----------------------- EQ Advisors Trust

----------
   126    EQ/EVERGREEN FOUNDATION PORTFOLIO
--------------------------------------------------------------------------------

EQ/EVERGREEN FOUNDATION PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.

For purposes of this Portfolio, the words "reasonable income" mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a combination of common stocks, preferred stocks, securities that are convertible into or exchangeable for common stocks, investment grade corporate debt securities, securities of or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term debt instruments, such as high quality commercial paper, and obligations of FDIC-member banks. Investments in common stocks focus on those that pay dividends and have the potential for capital appreciation. Common stocks are selected based on a combination of financial strength and estimated growth potential. Bonds are selected based on the Adviser's projections of interest rates, varying amounts and maturities in order to achieve capital protection and, when possible, capital appreciation. The asset allocation of the Portfolio will vary in accordance with changing economic and market conditions.

Under normal market conditions, at least 25% of the Portfolio's net assets will be invested in fixed income securities. In selecting debt securities, the Adviser will emphasize securities that the Adviser believes will not be subject to significant fluctuations in value. The corporate debt obligations purchased by the Portfolio will be rated A or higher by S&P and Moody's. The Fund is not managed with a targeted maturity.


When market or financial conditions warrant, the Portfolio may invest 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other Nationally Recognized Statistical Rating Organization ("NRSRO"), it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.


CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stocks, but generally offer lower yields than unconvertible securities of similar quality. Convertible securities fluctuate both in relation to changes in interest rates and changes in the value of the underlying common stock.

----------
  127    EQ/EVERGREEN FOUNDATION PORTFOLIO
--------------------------------------------------------------------------------

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1999, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for this Portfolio is December 31, 1998.


 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

 [GRAPHIC OMITTED]

      Year          Percentage
 ---------------------------------
      1999            7.38%
 ---------------------------------

 Best quarter:                       Worst quarter:
 10.70% (1999 4th Quarter)           (7.27)% (1999 4th Quarter)
 -------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------
                                                        SINCE
                                         ONE YEAR     INCEPTION
-------------------------------------------------------------------
 EQ/Evergreen Foundation Portfolio         7.38%        7.38%
-------------------------------------------------------------------
 60% S&P 500/40% Lehman Aggregate
  Bond*,**                                11.15%       11.15%
-------------------------------------------------------------------
 S&P 500 Index*                           21.03%       21.03%
-------------------------------------------------------------------



 *   For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



 WHO MANAGES THE PORTFOLIO

 EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 1311 Mamaroneck Avenue, White Plains, New York 10605. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

 JEAN LEDFORD and RICHARD WELSH became co-managers of the Portfolio in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of Evergreen in August 1999. From February 1997 until she joined Evergreen, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

 Mr. Welsh joined Evergreen as Senior Vice President and portfolio manager in August 1999. Prior to joining Evergreen, he worked for five years as a portfolio manager and analyst at American Century.


                                    ------------------------- EQ Advisors Trust

----------
   128    MERCURY WORLD STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

 MERCURY WORLD STRATEGY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.


   For purposes of this Portfolio, "total investment return" consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations.

 THE INVESTMENT STRATEGY

 The Portfolio is a non-diversified Portfolio that invests in both equity securities and fixed income securities. The Portfolio may invest entirely in equity securities, entirely in fixed income securities, or partly in equity securities and partly in fixed income securities.


   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

 The Portfolio will normally invest a significant portion of its assets in equity securities of companies throughout the world. The equity securities in which the Portfolio invests will primarily be common stocks of large companies.

 There are no limits on the Portfolio's ability to invest in any country or geographic region. The Portfolio can invest primarily in U.S. securities, primarily in foreign securities, or partly in both. It normally invests in at least three countries at any given time. The Portfolio may invest in companies in emerging markets, but the Adviser anticipates that a substantially greater portion of the Portfolio's equity investments will be in companies in developed countries. At the present time, the Portfolio focuses on investments in Canada, Western Europe, the Far East, and Latin America, as well as in the United States. The Adviser will select the percentage of the Portfolio's assets that will be invested in equity securities and fixed income securities, as well as the geographic allocation of the Portfolio's investments, based on its view of general economic and financial trends in various countries and industries, such as inflation, commodity prices, the direction of interest and currency movements, estimates of growth in industry output and profits, and government fiscal policies. For example, if the Adviser believes that falling commodity prices and decreasing estimates of industrial output globally signal low growth and limited returns from equity securities, the Portfolio may emphasize fixed income investments. Similarly, if the Adviser believes that low inflation, new technologies and improvements in economic productivity in a country or region signal a promising environment for equity securities in that country or region the Portfolio may emphasize equity investments in that country or region.

 The Portfolio may invest in fixed-income securities of any maturity, including United States and foreign government securities and corporate debt securities. The Portfolio will only invest in debt securities that are rated investment grade by S&P or Moody's or unrated securities that are of comparable quality.

 The Portfolio may also invest in securities denominated in currencies other than the U.S. dollar. The Portfolio may also engage in currency transactions to hedge against the risk of loss from changes in currency exchange rates. In addition, the Portfolio may also employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

 The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Adviser sees an appropriate opportunity.

----------
  129    MERCURY WORLD STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

 When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in United States Government or Government agency securities, money market securities, other fixed income securities, or cash for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stocks, but generally offer lower yields than unconvertible securities of similar quality. Convertible securities fluctuate both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the


                                      ----------------------- EQ Advisors Trust

---------
   130    MERCURY WORLD STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

 price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

 [GRAPHIC OMITTED]

     Year           Percentage
 ---------------------------------
     1998              6.81%
     1999             21.35%
 ---------------------------------

 Best quarter:                       Worst quarter:
 14.72% (1999 4th Quarter)           (11.15)% (1998 3rd Quarter)
 -------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------
                                                       SINCE
                                        ONE YEAR     INCEPTION
-------------------------------------------------------------------
 Mercury World Strategy Portfolio        21.35%       12.11%
-------------------------------------------------------------------
 Mercury World Strategy Composite
 Market Benchmark Index*,**              13.07%       16.18%
-------------------------------------------------------------------
 S&P 500 Index*                          21.03%       27.36%
-------------------------------------------------------------------



 *   For more information on this index, see the preceding section "The
     Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



 WHO MANAGES THE PORTFOLIO


 MERCURY ASSET MANAGEMENT, US, ("MERCURY"), A DIVISION OF FUND ASSET MANAGEMENT, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08543. Mercury, or the Portfolio's predecessor Adviser, Merrill Lynch Asset Management, L.P. ("MLAM"), has been the Adviser to the Portfolio since it commenced operations. FAM and MLAM are both part of the Merrill Lynch Asset Management Group and each is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of FAM and MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury and its affiliates act as the manager for more than 100 registered investment companies. Mercury also offers portfolio management and portfolio analysis services to individuals and institutions.


 THOMAS R. ROBINSON is the Portfolio Manager primarily responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Robinson has served as a First Vice President of Mercury or its predecessor since 1997 and as a Senior Portfolio Manager of Mercury or its predecessor since 1995.

----------
  131    EQ/PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------


 EQ/PUTNAM BALANCED PORTFOLIO


 INVESTMENT OBJECTIVE: Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

 THE INVESTMENT STRATEGY

 The Portfolio may invest in almost any type of security or negotiable instrument, including common stocks, corporate bonds, cash and money market securities. Although the proportion invested in each type of security is not fixed, generally, no more than 75% of the Portfolio's assets will be invested in common stocks, securities that are convertible into common stocks and other equity securities.

 The Portfolio uses a value-oriented approach by investing in stocks the Adviser believes are currently selling below their true worth.


   Value-investing attempts to identify strong companies selling at a discount from their perceived true worth. The Adviser selects stocks for the Portfolio at prices which in its view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

 The Portfolio may also invest in debt securities, issued by the U.S. Government or by private companies. Most of the Portfolio's debt securities will be investment grade (rated at least BBB) and are generally intermediate- to long-term (with maturities of more than three (3) years). The Portfolio may also invest in lower-rated debt securities (called "junk bonds").

 The Portfolio may also invest up to 20% of its total assets in foreign securities and may purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit.

 When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meet its financial obligations is particularly significant for this Portfolio because this Portfolio invests a


                                        --------------------- EQ Advisors Trust

----------
   132    EQ/PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

 portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.


 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

 [GRAPHIC OMITTED]

     Year           Percentage
 ---------------------------------
     1998              11.92%
     1999               0.01%
 ---------------------------------

 Best quarter:                       Worst quarter:
 9.33% (1999 4th Quarter)            (7.21)% (1999 3rd Quarter)
 -----------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
------------------------------------------------------------------------
 EQ/Putnam Balanced Portfolio               0.01%         9.69%
------------------------------------------------------------------------
 60% S&P 500/40% Lehman Gov't/Corp.
  Index*,**                                11.39%        18.81%
------------------------------------------------------------------------
 S&P 500 Index*                            21.03%        27.36%
------------------------------------------------------------------------



 *   For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since it commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

----------
  133    EQ/PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------


 DEBORAH KUENSTNER manages the team responsible for the day-to-day management of the equities portion of the Portfolio since April 2000. Ms. Kuenstner is Managing Director, Chief Investment Officer of the Large Cap Value Equities Group and joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. Prior to joining Putnam, Ms. Kuenstner was the Senior Portfolio Manager, International Equities of DuPont Pension Fund Investment from 1989 to 1997. JAMES M. PRUSKO, Senior Vice President, manages the Core Fixed Income Team responsible for the day-to-day management of the fixed income portion of the Portfolio. He has been employed by Putnam Management as an investment professional since 1992.



                                       ---------------------- EQ Advisors Trust

3
MORE INFORMATION ON PRINCIPAL RISKS

----------------
      134    MORE INFORMATION ON PRINCIPAL RISKS
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

----------
  135    MORE INFORMATION ON PRINCIPAL RISKS
--------------------------------------------------------------------------------


       ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.


       CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.


       Credit risk is particularly significant for the Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.


       INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

       MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise,


                                     ------------------------ EQ Advisors Trust

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   136    MORE INFORMATION ON PRINCIPAL RISKS
--------------------------------------------------------------------------------

       the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

       INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

       JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

 FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

       CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

       EURO RISK: Certain of the Portfolios may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement

----------
  137    MORE INFORMATION ON PRINCIPAL RISKS
--------------------------------------------------------------------------------

       systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

       REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

       TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

 INDEX-FUND RISK: The Alliance Equity Index, BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the Alliance Equity Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500 Index. The BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios utilize a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

 LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

 LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be


                                        --------------------- EQ Advisors Trust

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--------------------------------------------------------------------------------

 more susceptible to some of these risks than others, as noted in the description of each Portfolio.

 MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

 MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

 NON-DIVERSIFICATION RISK: The Lazard Small Cap Value Portfolio, the Morgan Stanley Emerging Markets Equity and Mercury World Strategy Portfolios are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, each Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. Each non-diversified Portfolio intends to qualify as a RIC.


 PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.


 SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.


 SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to

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  139    MORE INFORMATION ON PRINCIPAL RISKS
--------------------------------------------------------------------------------

 broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

 SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

 VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


                                      ----------------------- EQ Advisors Trust

4
MANAGEMENT OF THE TRUST

----------------
      140    MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

 This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


 THE TRUST


 The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty-one (41) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.



 THE MANAGER

 The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company.

 Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

 The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

 CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)


 INDEX PORTFOLIOS
 ----------------------------------------
 Alliance Equity Index             0.250%
 BT Equity 500 Index               0.250%
 BT International Equity Index     0.350%
 BT Small Company Index            0.250%
 -----------------------------------------

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 141    MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


 CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)




                                                    FIRST          NEXT          NEXT          NEXT
 DEBT PORTFOLIOS                               $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
-------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                0.600%         0.575%        0.550%        0.530%        0.520%
Alliance Intermediate Government Securities        0.500%         0.475%        0.450%        0.430%        0.420%
Alliance Money Market                              0.350%         0.325%        0.300%        0.280%        0.270%
Alliance Quality Bond                              0.525%         0.500%        0.475%        0.455%        0.445%
J.P. Morgan Core Bond                              0.450%         0.425%        0.400%        0.380%        0.370%
------------------------------------------------------------------------------------------------------------------



CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                              FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS                        $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
--------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                          0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Balanced                                  0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Common Stock                        0.550%       0.500%       0.475%       0.450%       0.425%
Alliance Conservative Investors              0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Global                              0.750%       0.700%       0.675%       0.650%       0.625%
Alliance Growth and Income                   0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Growth Investors                    0.600%       0.550%       0.525%       0.500%       0.475%
Alliance International                       0.850%       0.800%       0.775%       0.750%       0.725%
Alliance Small Cap Growth                    0.750%       0.700%       0.675%       0.650%       0.625%
Calvert Socially Responsible                 0.650%       0.600%       0.575%       0.550%       0.525%
Capital Guardian International               0.850%       0.800%       0.775%       0.750%       0.725%
Capital Guardian Research                    0.650%       0.600%       0.575%       0.550%       0.525%
Capital Guardian U.S. Equity                 0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Alliance Premier Growth                   0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Alliance Technology                       0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Evergreen Foundation                      0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Evergreen                                 0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Putnam Balanced                           0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Putnam Growth & Income Value              0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Putnam International Equity               0.850%       0.800%       0.775%       0.750%       0.725%
EQ/Putnam Investors Growth                   0.650%       0.600%       0.575%       0.550%       0.525%
Lazard Large Cap Value                       0.650%       0.600%       0.575%       0.550%       0.525%
Lazard Small Cap Value                       0.750%       0.700%       0.675%       0.650%       0.625%
Mercury Basic Value Equity                   0.600%       0.550%       0.525%       0.500%       0.475%
Mercury World Strategy                       0.700%       0.650%       0.625%       0.600%       0.575%
MFS Emerging Growth Companies                0.650%       0.600%       0.575%       0.550%       0.525%
MFS Growth with Income                       0.600%       0.550%       0.525%       0.500%       0.475%
MFS Research                                 0.650%       0.600%       0.575%       0.550%       0.525%
Morgan Stanley Emerging Markets Equity       1.150%       1.100%       1.075%       1.050%       1.025%
T. Rowe Price Equity Income                  0.600%       0.550%       0.525%       0.500%       0.475%
T. Rowe Price International Stock            0.850%       0.800%       0.775%       0.750%       0.725%
Warburg Pincus Small Company Value           0.750%       0.700%       0.675%       0.650%       0.625%
-------------------------------------------------------------------------------------------------------



For five Portfolios (i.e., Lazard Large Cap Value, T. Rowe Price International Stock, EQ/Putnam Growth and Income Value , EQ/Putnam Balanced, and Warburg Pincus Small Cap Value Portfolios) the Manager has agreed not to implement any increase in the applicable management fee rates (as approved by shareholders) until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier.


                                    ------------------------- EQ Advisors Trust

----------
   142    MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 1999 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 1999 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.


MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 1999*



                                       ANNUAL         RATE OF
                                        RATE           FEES
PORTFOLIOS                            RECEIVED        WAIVED
-------------------------------------------------------------
EQ/Aggressive Stock                    0.54%         0.00%
EQ/Balanced                            0.41%         0.00%
Alliance Common Stock                  0.36%         0.00%
Alliance Conservative Investors        0.48%         0.00%
Alliance Equity Index                  0.30%         0.00%
Alliance Global                        0.63%         0.00%
Alliance Growth & Income               0.54%         0.00%
Alliance Growth Investors              0.50%         0.00%
Alliance High Yield                    0.60%         0.00%
Alliance Intermediate                  0.50%         0.00%
  Government Securities
Alliance International                 0.90%         0.00%
Alliance Money Market                  0.34%         0.00%
EQ/Alliance Premier Growth             0.90%         0.22%
Alliance Quality Bond                  0.53%         0.00%
Alliance Small Cap Growth              0.90%         0.00%
BT Equity 500 Index                    0.25%         0.12%
BT International Equity Index          0.35%         0.11%
BT Small Company Index                 0.25%         0.49%
Calvert Socially Responsible           0.65%         4.33%
Capital Guardian International         0.75%         0.45%
Capital Guardian Research              0.65%         0.40%
Capital Guardian U.S. Equity           0.65%         0.28%
EQ/Evergreen                           0.75%         1.81%
EQ/Evergreen Foundation                0.63%         0.99%
J.P. Morgan Core Bond                  0.45%         0.09%
Lazard Large Cap Value                 0.55%         0.06%
Lazard Small Cap Value                 0.80%         0.10%
Mercury Basic Value                    0.55%         0.11%
Mercury World Strategy                 0.70%         0.20%
MFS Emerging Growth                    0.55%         0.10%
  Companies
MFS Growth with Income                 0.55%         0.31%
MFS Research                           0.55%         0.11%
Morgan Stanley Emerging                1.15%         0.64%
  Markets Equity
EQ/Putnam Balanced                     0.55%         0.17%
EQ/Putnam Growth & Income              0.55%         0.10%
  Value
EQ/Putnam International Equity         0.70%         0.06%
EQ/Putnam Investors Growth             0.55%         0.05%
T. Rowe Price Equity Income            0.55%         0.15%
T. Rowe Price International            0.75%         0.09%
Warburg Pincus Small Company Value     0.65%         0.13%
--------------------------------------------------------------



  * The EQ/Alliance Technology Portfolio is not included in the above table because it had no operations during the fiscal year ended December 31, 1999.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting until April 30, 2001 the expenses of each Portfolio (except for the Portfolios for which Alliance serves as Investment Adviser, other than EQ/Alliance Premier Growth Portfolio), the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:

----------
  143    MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

 EXPENSE LIMITATION PROVISIONS



                                            TOTAL EXPENSES
                                         LIMITED TO (% OF
 PORTFOLIOS                              DAILY NET ASSETS)
 ----------------------------------------------------------
 BT Equity 500 Index                            0.35%
 BT International Equity Index                  0.75%
 BT Small Company Index                         0.50%
 Calvert Socially Responsible                   0.80%
 Capital Guardian International                 0.95%
 Capital Guardian Research                      0.70%
 Capital Guardian U.S. Equity                   0.70%
 EQ/Alliance Technology                         0.90%
 EQ/Alliance Premier Growth                     0.90%
 EQ/Evergreen                                   0.70%
 EQ/Evergreen Foundation                        0.70%
 EQ/Putnam Balanced                             0.65%
 EQ/Putnam Growth & Income Value                0.70%
 EQ/Putnam International Equity                 1.00%
 EQ/Putnam Investors Growth                     0.70%
 J.P. Morgan Core Bond                          0.55%
 Lazard Large Cap Value                         0.70%
 Lazard Small Cap Value                         0.85%
 Mercury Basic Value Equity                     0.70%
 Mercury World Strategy                         0.95%
 MFS Emerging Growth Companies                  0.75%
 MFS Growth with Income                         0.70%
 MFS Research                                   0.70%
 Morgan Stanley Emerging Markets                1.50%
   Equity
 T. Rowe Price Equity Income                    0.70%
 T. Rowe Price International Stock              1.00%
 Warburg Pincus Small Company Value             0.85%
 -----------------------------------------------------


 Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million;
 (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

 The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


 THE ADVISERS

 Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

 The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers without obtaining approval of the


                                       ---------------------- EQ Advisors Trust

----------
   144    MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

 relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

 The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.



 THE ADMINISTRATOR

 Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

 Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust assets, 0.03 of 1% of the next $3 billion of the total Trust assets; 0.025 of 1% of the next $4 billion of the total Trust assets; and 0.0225% of 1% of the total Trust assets in excess of $10 billion.


 THE TRANSFER AGENT

 Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

 BROKERAGE PRACTICES


 In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) finance activities that are primarily intended to result in the sale of Trust shares.



 BROKERAGE TRANSACTIONS WITH AFFILIATES

 To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5
FUND DISTRIBUTION ARRANGEMENTS

----------------
  145    FUND DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
PURCHASE AND REDEMPTION

----------------
      146    PURCHASE AND REDEMPTION
--------------------------------------------------------------------------------

 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.


 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

 You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. Market timing strategies are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolio's reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfer through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

7
HOW ASSETS ARE VALUED

----------------
  147    HOW ASSETS ARE VALUED
--------------------------------------------------------------------------------

 Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.


 o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.


 o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8
TAX INFORMATION

----------------
      148    TAX INFORMATION
--------------------------------------------------------------------------------

 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
FINANCIAL HIGHLIGHTS

--------
 149    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance (other than EQ/Alliance Premier Growth Portfolio and the EQ/Alliance Technology Stock Portfolio) financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). Since the EQ/Alliance Technology Stock Portfolio will commence operations on May 1, 2000, no information for that Portfolio is provided below. The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1999 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.



EQ/AGGRESSIVE STOCK PORTFOLIO (FKA ALLIANCE AGGRESSIVE STOCK PORTFOLIO)(D)(E):



                                                                            CLASS IA
                                           --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                           -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....   $   34.15      $   36.22      $   35.85      $   35.68      $   30.63
                                             ---------      ---------      ---------      ---------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........        0.12           0.09           0.04           0.09           0.10
  Net realized and unrealized gain
   (loss) on investments .................        6.22          (0.28)          3.71           7.52           9.54
                                             ----------     ----------     ---------      ---------      ---------
  Total from investment operations........        6.34          (0.19)          3.75           7.61           9.64
                                             ----------      ----------     ---------      ---------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................       (0.12)         (0.16)         (0.05)         (0.09)         (0.10)
  Dividends in excess of net
   investment income .....................         -              -              -              -              -
  Distributions from realized gains ......       (2.36)         (1.72)         (3.33)         (7.33)         (4.49)
  Distributions in excess of realized
   gains .................................         -              -              -            (0.02)             -
  Tax return of capital distributions ....         -              -              -              -              -
                                             ---------     ----------     ----------      ----------     ----------
  Total dividends and distributions ......       (2.48)         (1.88)         (3.38)         (7.44)         (4.59)
                                             ---------     ----------     ----------     ----------     ----------
Net asset value, end of period ...........   $   38.01      $   34.15      $   36.22      $   35.85      $   35.68
                                             =========     ==========     ==========     ==========     ==========
Total return .............................       18.84%          0.29%         10.94%         22.20%         31.63%
                                             =========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $4,368,877     $4,346,907     $4,589,771     $3,865,256     $2,700,515
Ratio of expenses to average net
  assets .................................        0.56%          0.56%          0.54%          0.48%          0.49%
Ratio of net investment income (loss)
  to average net assets ..................        0.33%          0.24%          0.11%          0.24%          0.28%
Portfolio turnover rate ..................          87%           105%           123%           108%           127%



                                                                   CLASS IB
                                           --------------------------------------------------------
                                                                                     OCTOBER 2,*
                                                  YEAR ENDED DECEMBER 31,              1996 TO
                                           -------------------------------------    DECEMBER 31,
                                               1999         1998         1997           1996
                                           ------------ ------------ ----------- ------------------
Net asset value, beginning of period .....   $ 34.01      $ 36.13      $ 35.83      $    37.28
                                             -------      -------      -------      ----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      0.03         0.01        (0.11)          (0.01)
  Net realized and unrealized gain
   (loss) on investments .................      6.20        (0.29)        3.77            0.85
                                             -------      --------     -------      ----------
  Total from investment operations........      6.23        (0.28)        3.66            0.84
                                             -------      --------     -------      ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................      (0.05)       (0.12)      (0.03)              -
  Dividends in excess of net
   investment income .....................          -            -           -           (0.02)
  Distributions from realized gains ......      (2.36)       (1.72)      (3.33)          (0.23)
  Distributions in excess of realized
   gains .................................          -            -           -           (2.04)
  Tax return of capital distributions ....          -            -           -               -
                                             --------     --------     -------      ----------
  Total dividends and distributions ......      (2.41)       (1.84)      (3.36)          (2.29)
                                             --------     --------     -------      ----------
Net asset value, end of period ...........   $ 37.83      $ 34.01      $ 36.13      $    35.83
                                             ========     ========     =======      ==========
Total return .............................      18.55%        0.05%      10.66%           2.32%(b)
                                             ========     ========     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $233,265     $153,782     $73,486      $      613
Ratio of expenses to average net
  assets .................................       0.81%        0.82%       0.81%           0.73%(a)
Ratio of net investment income (loss)
  to average net assets ..................       0.07%        0.02%      (0.28)%         (0.10)%(a)
Portfolio turnover rate ..................         87%         105%        123%            108%

-----
  150    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


EQ/BALANCED PORTFOLIO (FKA ALLIANCE BALANCED PORTFOLIO)(D)(E):


                                                                            CLASS IA
                                           --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                           -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....   $   18.51      $   17.58      $   16.64      $   16.76      $   14.87
                                             ---------      ---------      ---------      ---------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..................        0.52           0.56           0.58           0.53           0.54
  Net realized and unrealized gain
   on investments and foreign
   currency transactions .................        2.69           2.54           1.86           1.31           2.36
                                             ---------      ---------      ---------      ---------      ---------
  Total from investment operations .......        3.21           3.10           2.44           1.84           2.90
                                             ---------      ---------      ---------      ---------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................       (0.56)         (0.50)        (0.59)          (0.53)         (0.54)
  Dividends in excess of net
   investment income .....................           -              -              -              -              -
  Distributions from realized gains ......       (1.98)         (1.67)        (0.91)          (1.40)         (0.47)
  Distributions in excess of realized
   gains .................................           -              -              -          (0.03)             -
  Tax return of capital distributions ....           -              -              -              -              -
                                             ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions ......       (2.54)         (2.17)         1.50)          (1.96)         (1.01)
                                             ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ...........   $   19.18      $   18.51      $  17.58       $   16.64      $   16.76
                                             ==========     ==========     ==========     ==========     ==========
Total return .............................       17.79%         18.11%        15.06%          11.68%         19.75%
                                             ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $2,126,313     $1,936,429    $1,724,089      $1,637,856     $1,523,142
Ratio of expenses to average net
  assets .................................        0.44%          0.45%         0.45%           0.41%          0.40%
Ratio of net investment income to
  average net assets .....................        2.68%          3.00%         3.30%           3.15%          3.33%
Portfolio turnover rate ..................         107%            95%          146%            177%           186%

                                                         CLASS IB
                                           -------------------------------------
                                                                 JULY 8, 1998*
                                               YEAR ENDED             TO
                                            DECEMBER 31, 1999  DECEMBER 31, 1998
                                           ------------------ ------------------
Net asset value, beginning of period .....      $ 18.51           $ 19.48
                                                -------           -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..................         0.47              0.24
  Net realized and unrealized gain
   on investments and foreign
   currency transactions .................         2.69              0.66
                                                -------           -------
  Total from investment operations .......         3.16              0.90
                                                -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................        (0.54)            (0.20)
  Dividends in excess of net
   investment income .....................            -                 -
  Distributions from realized gains ......        (1.98)            (1.67)
  Distributions in excess of realized
   gains .................................            -                 -
  Tax return of capital distributions ....            -                 -
                                                -------           -------
  Total dividends and distributions ......        (2.52)            (1.87)
                                                -------           -------
Net asset value, end of period ...........      $ 19.15           $ 18.51
                                                =======           =======
Total return .............................        17.50%             4.92%(b)
                                                =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........      $10,701               $10
Ratio of expenses to average net
  assets .................................         0.69%             0.70%(a)
Ratio of net investment income to
  average net assets .....................         2.43%             2.65%(a)
Portfolio turnover rate ..................          107%               95%

-----
 151   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS IA
                                     -----------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------------------
                                            1999               1998              1997              1996             1995
                                     ------------------ ------------------ ---------------- ----------------- ----------------
Net asset value, beginning of
  period ...........................   $       24.35      $    21.61      $     18.23      $      16.48        $     13.36
                                       -------------      ----------      -----------      ------------        -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............            0.17            0.18             0.14              0.15               0.20
 Net realized and unrealized
  gain on investments and
  foreign currency
  transactions .....................            5.84            5.99             5.12              3.73               4.12
                                       -------------      ----------      -----------      ------------        -----------
 Total from investment
  operations .......................            6.01            6.17             5.26              3.88               4.32
                                       -------------      ----------      -----------      ------------        -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................           (0.16)          (0.15)           (0.11)            (0.15)             (0.20)
 Dividends in excess of net
  investment income ................                -               -                -                 -             (0.02)
 Distributions from realized
  gains ............................           (4.03)          (3.28)           (1.77)            (1.76)             (0.95)
 Distributions in excess of
  realized gains ...................                -               -                -            (0.22)             (0.03)
 Tax return of capital
  distributions ....................                -               -                -                 -                  -
                                       --------------     -----------     ------------     -------------       ------------
 Total dividends and
  distributions ....................           (4.19)          (3.43)           (1.88)            (2.13)             (1.20)
                                       --------------     -----------     ------------     -------------       ------------
Net asset value, end of period .....   $       26.17      $    24.35      $     21.61      $      18.23        $     16.48
                                       ==============     ===========     ============     =============       ============
Total return .......................           25.19%          29.39%           29.40%            24.28%             32.45%
                                       ==============     ===========     ============     =============       ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ..........................   $ 14,951,495      $12,061,977        $9,331,994       $6,625,390          $4,879,677
Ratio of expenses to average net
  assets ...........................            0.38%           0.39%            0.39%             0.38%              0.38%
Ratio of net investment income
  to average net assets ............            0.65%           0.75%            0.69%             0.85%              1.27%
Portfolio turnover rate ............              57%             46%              52%               55%                61%

                              CLASS IB
--------------------------------------------------------------------
                                                    OCTOBER 2,*
            YEAR ENDED DECEMBER 31,                   1996 TO
------------------------------------------------    DECEMBER 31,
       1999             1998           1997             1996
----------------- --------------- -------------- -------------------
   $      24.30      $   21.58      $   18.22        $   17.90
   ------------      ---------      ---------        ---------
           0.10           0.10           0.10             0.02
           5.82           6.00           5.11             1.52
   ------------      ---------      ---------        ---------
           5.92           6.10           5.21             1.54
   ------------      ---------      ---------        ---------
          (0.14)         (0.10)         (0.08)               -
              -              -              -            (0.03)
          (4.03)         (3.28)         (1.77)           (0.16)
              -              -              -            (1.03)
              -              -              -                -
   ------------      ---------      ---------        ---------
          (4.17)         (3.38)         (1.85)           (1.22)
   ------------      ---------      ---------        ---------
   $      26.05      $   24.30      $   21.58        $   18.22
   ============      =========      =========        =========
          24.88%         29.06%         29.07%            8.49%(b)
   ============      =========      =========        =========
   $  1,642,066      $ 834,144       $228,780        $   1,244
           0.63%          0.64%          0.64%            0.63%(a)
           0.39%          0.44%          0.46%            0.61%(a)
             57%            46%            52%              55%

                                    ------------------------- EQ Advisors Trust

-----
  152    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO(D)(E):


                                                              CLASS IA
                                  ----------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------
                                      1999         1998         1997         1996         1995
                                  ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ........................   $ 12.32      $ 11.89      $ 11.29      $ 11.52      $ 10.15
                                    -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........      0.47         0.49         0.49         0.50         0.60
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions .................      0.76         1.12         0.97         0.07         1.43
                                    -------      -------      -------      -------      -------
  Total from investment
   operations ...................      1.23         1.61         1.46         0.57         2.03
                                    -------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............     (0.44)       (0.48)       (0.49)       (0.51)       (0.59)
  Distributions from realized
   gains ........................     (0.56)       (0.70)       (0.37)       (0.27)       (0.07)
  Distributions in excess of
   realized gains ...............         -            -            -        (0.02)           -
  Tax return of capital
   distributions ................         -            -            -            -            -
                                    -------      -------      -------      -------      -------
  Total dividends and
   distributions ................     (1.00)       (1.18)       (0.86)       (0.80)       (0.66)
                                    -------      -------      -------      -------      -------
Net asset value, end of
 period .........................   $ 12.55      $ 12.32      $ 11.89      $ 11.29      $ 11.52
                                    =======      =======      =======      =======      =======
Total return ....................     10.14%       13.88%       13.25%        5.21%       20.40%
                                    =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................  $394,489    $ 355,441     $307,847     $282,402     $252,101
Ratio of expenses to average
  net assets ....................      0.53%        0.53%        0.57%        0.61%        0.59%
Ratio of net investment
  income to average
  net assets ....................      3.73%        3.99%        4.17%        4.48%        5.48%
Portfolio turnover rate .........       111%         103%         206%         181%         287%

                                                  CLASS 1B
                                  ----------------------------------------
                                        YEAR ENDED          MAY 1, 1997*
                                       DECEMBER 31,              TO
                                  -----------------------   DECEMBER 31,
                                      1999        1998          1997
                                  ----------- ----------- ----------------
Net asset value, beginning of
  period ........................  $ 12.31     $ 11.88      $   11.29
                                    -------     -------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........     0.44        0.46           0.31
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions .................     0.75        1.12           1.01
                                    -------     -------      ---------
  Total from investment
   operations ...................     1.19        1.58           1.32
                                    -------     -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............    (0.43)      (0.45)         (0.36)
  Distributions from realized
   gains ........................    (0.56)      (0.70)         (0.37)
  Distributions in excess of
   realized gains ...............        -           -              -
  Tax return of capital
   distributions ................        -           -              -
                                    -------     -------      ---------
  Total dividends and
   distributions ................    (0.99)      (1.15)         (0.73)
                                    -------     -------      ---------
Net asset value, end of
 period .........................    12.51     $ 12.31      $   11.88
                                    =======     =======      =========
Total return ....................     9.87%      13.60%         11.84%(b)
                                    =======     =======      =========


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................  $81,555     $32,653      $   5,694
Ratio of expenses to average
  net assets ....................     0.78%       0.78%          0.80%(a)
Ratio of net investment
  income to average
  net assets ....................     3.48%       3.68%          3.82%(a)
Portfolio turnover rate .........      111%        103%           206%

-----
 153    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


ALLIANCE EQUITY INDEX PORTFOLIO(D)(E):




                                                                  CLASS IA
                                    --------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                         1999           1998          1997         1996         1995
                                    -------------- -------------- ------------ ------------ ------------
Net asset value, beginning of
  period ..........................   $   25.00      $   19.74      $ 15.16      $ 13.13      $  9.87
                                      ---------      ---------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.28           0.27         0.26         0.27         0.26
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        4.78           5.25         4.64         2.65         3.32
                                      ---------      ---------      -------      -------      -------
  Total from investment
   operations .....................        5.06           5.52         4.90         2.92         3.58
                                      ---------      ---------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............       (0.27)         (0.25)       (0.25)       (0.25)       (0.22)
  Dividends in excess of net
   investment income - ............            -             -            -            -            -
  Distributions from realized
   gains ..........................       (0.22)         (0.01)       (0.07)       (0.64)       (0.09)
  Distributions in excess of
   realized gains .................            -             -            -            -        (0.01)
  Tax return of capital
   distributions ..................            -             -            -            -            -
                                      ----------     ----------     --------     --------     --------
  Total dividends and
   distributions ..................       (0.49)         (0.26)       (0.32)       (0.89)       (0.32)
                                      ----------     ----------     --------     --------     --------
Net asset value, end of period.....   $   29.57      $   25.00      $ 19.74      $ 15.16      $ 13.13
                                      ==========     ==========     ========     ========     ========
Total return ......................       20.38%         28.07%       32.58%       22.39%       36.48%
                                      ==========     ==========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $2,618,539     $1,689,913     $943,631     $386,249     $165,785
Ratio of expenses to average
  net assets ......................        0.33%          0.34%        0.37%        0.39%        0.48%
Ratio of net investment
  income to average net
  assets ..........................        1.05%          1.23%        1.46%        1.91%        2.16%
Portfolio turnover rate ...........           5%             6%           3%          15%           9%



                                                    CLASS 1B
                                    ----------------------------------------
                                          YEAR ENDED          MAY 1, 1997*
                                         DECEMBER 31,              TO
                                    -----------------------   DECEMBER 31,
                                        1999        1998          1997
                                    ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................   $ 24.98    $ 19.73       $   16.35
                                      -------    -------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.21       0.22            0.14
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      4.78       5.24            3.48
                                      -------    -------       ---------
  Total from investment
   operations .....................      4.99       5.46            3.62
                                      -------    -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............     (0.25)     (0.20)          (0.17)
  Dividends in excess of net
   investment income - ............         -          -              -
  Distributions from realized
   gains ..........................     (0.22)     (0.01)          (0.07)
  Distributions in excess of
   realized gains .................         -          -              -
  Tax return of capital
   distributions ..................         -          -              -
                                      -------    --------      ---------
  Total dividends and
   distributions ..................     (0.47)     (0.21)          (0.24)
                                      -------    --------      ---------
Net asset value, end of period.....   $ 29.50    $ 24.98       $   19.73
                                      =======    ========      =========
Total return ......................     20.08%     27.74%          22.28%(b)
                                      =======    ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $20,931    $   443        $    110
Ratio of expenses to average
  net assets ......................      0.58%      0.59%           0.62%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.78%      0.98%           1.10%(a)
Portfolio turnover rate ...........         5%         6%              3%


                                   -------------------------  EQ Advisors Trust

-----
  154    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


ALLIANCE GLOBAL PORTFOLIO(D)(E):




                                                                   CLASS IA
                                    ----------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------
                                         1999           1998           1997          1996         1995
                                    -------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................   $   19.46      $   17.29      $   16.92      $ 15.74      $ 13.87
                                      ---------      ---------      ---------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.10           0.14           0.17         0.21         0.26
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        7.25           3.56           1.75         2.05         2.32
                                      ---------      ---------      ---------      -------      -------
  Total from investment
   operations .....................        7.35           3.70           1.92         2.26         2.58
                                      ---------      ---------      ---------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............        0.02)         (0.22)         (0.36)       (0.21)       (0.25)
  Dividends in excess of net
   investment income ..............            -              -             -        (0.08)           -
  Distributions from realized
   gains ..........................       (1.63)         (1.31)         (1.19)       (0.79)       (0.42)
  Distributions in excess of
   realized gains .................            -              -             -            -        (0.03)
  Tax return of capital
   distributions ..................            -              -             -            -        (0.01)
                                      ----------     ----------     ----------     --------     --------
  Total dividends and
   distributions ..................       (1.65)         (1.53)         (1.55)       (1.08)       (0.71)
                                      ----------     ----------     ----------     --------     --------
Net asset value, end of period.....   $   25.16      $   19.46      $   17.29      $ 16.92      $ 15.74
                                      ==========     ==========     ==========     ========     ========
Total return ......................       38.53%         21.80%         11.66%       14.60%       18.81%
                                      ==========     ==========     ==========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $1,869,185     $1,360,220     $1,203,867     $997,041     $686,140
Ratio of expenses to average
  net assets ......................        0.70%          0.71%          0.69%        0.60%        0.61%
Ratio of net investment
  income to average net
  assets ..........................        0.45%          0.72%          0.97%        1.28%        1.76%
Portfolio turnover rate ...........          93%           105%            57%          59%          67%



                                                          CLASS 1B
                                    -----------------------------------------------------
                                                                            OCTOBER 2,*
                                          YEAR ENDED DECEMBER 31,             1996 TO
                                    ------------------------------------   DECEMBER 31,
                                        1999         1998        1997          1996
                                    ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................   $ 19.41      $ 17.27     $ 16.91      $   16.57
                                      -------      -------     -------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.03         0.08        0.12           0.02
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      7.24         3.56        1.76           0.81
                                      -------      -------     -------      ---------
  Total from investment
   operations .....................      7.27         3.64        1.88           0.83
                                      -------      -------     -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............         -        (0.19)      (0.33)             -
  Dividends in excess of net
   investment income ..............         -            -           -          (0.11)
  Distributions from realized
   gains ..........................     (1.63)       (1.31)      (1.19)         (0.10)
  Distributions in excess of
   realized gains .................         -            -           -          (0.28)
  Tax return of capital
   distributions ..................         -            -           -              -
                                      --------     -------     -------      ---------
  Total dividends and
   distributions ..................     (1.63)       (1.50)      (1.52)         (0.49)
                                      --------     -------     -------      ---------
Net asset value, end of period.....   $ 25.05      $ 19.41     $ 17.27      $   16.91
                                      ========     =======     =======      =========
Total return ......................     38.17%       21.50%      11.38%          4.98%(b)
                                      ========     =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   121,052      $47,982     $21,520           $290
Ratio of expenses to average
  net assets ......................      0.95%        0.96%       0.97%          0.86%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.16%        0.41%       0.67%          0.48%(a)
Portfolio turnover rate ...........        93%         105%         57%            59%

-----
 155    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


ALLIANCE GROWTH AND INCOME PORTFOLIO(D)(E):




                                                                 CLASS IA
                                     -----------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------
                                          1999          1998         1997         1996         1995
                                     -------------- ------------ ------------ ------------ -----------
Net asset value, beginning of
  period ...........................  $    16.99      $ 15.38      $ 13.01      $ 11.70      $  9.70
                                      ----------      -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ............        0.06         0.06         0.15         0.24         0.33
  Net realized and unrealized
   gain (loss) on investments.......        3.05         3.08         3.30         2.05         1.97
                                      ----------      -------      -------      -------      -------
  Total from investment
   operations ......................        3.11         3.14         3.45         2.29         2.30
                                      ----------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ...............       (0.05)       (0.05)       (0.15)       (0.23)       (0.30)
  Distributions from realized
   gains ...........................       (1.81)       (1.48)       (0.93)       (0.75)           -
  Tax return of capital
   distributions ...................           -            -            -            -            -
                                      ----------      -------      -------      --------     -------
  Total dividends and
   distributions ...................       (1.86)       (1.53)       (1.08)       (0.98)       (0.30)
                                      ----------      -------      -------      -------      -------
Net asset value, end of period .....   $   18.24      $ 16.99      $ 15.38      $ 13.01      $ 11.70
                                      ----------      -------      -------      -------      -------
Total return .......................       18.66%       20.86%       26.90%       20.09%       24.07%
                                      ==========      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................... $ 1,241,619     $877,744     $555,059     $232,080      $98,053
Ratio of expenses to average net
  assets ...........................        0.57%        0.58%        0.58%        0.58%        0.60%
Ratio of net investment income
  to average net assets ............        0.33%        0.38%        0.99%        1.94%        3.11%
Portfolio turnover rate ............          70%          74%          79%          88%          65%



                                                       CLASS IB
                                     --------------------------------------------
                                       YEAR END DECEMBER 31,      MAY 1, 1997*
                                     -------------------------         TO
                                         1999         1998      DECEMBER 31, 1997
                                     ------------ ------------ ------------------
Net asset value, beginning of
  period ...........................   $ 16.95      $ 15.36        $   13.42
                                       -------      -------        ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ............      0.01         0.03             0.05
  Net realized and unrealized
   gain (loss) on investments.......      3.04         3.07             2.91
                                       -------      -------        ---------
  Total from investment
   operations ......................      3.05         3.10             2.96
                                       -------      -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ...............     (0.03)       (0.03)           (0.09)
  Distributions from realized
   gains ...........................     (1.81)       (1.48)           (0.93)
  Tax return of capital
   distributions ...................          -           -                -
                                       --------     --------       ---------
  Total dividends and
   distributions ...................     (1.84)       (1.51)           (1.02)
                                       --------     --------       ---------
Net asset value, end of period .....   $ 18.16      $ 16.95        $   15.36
                                       --------     --------       ---------
Total return .......................     18.37%       20.56%           22.41%(b)
                                       ========     ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ..........................  $261,663     $120,558        $  32,697
Ratio of expenses to average net
  assets ...........................      0.82%        0.83%            0.83%(a)
Ratio of net investment income
  to average net assets ............      0.06%        0.17%            0.43%(a)
Portfolio turnover rate ............        70%          74%              79%


                                    ------------------------- EQ Advisors Trust

-----
  156    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




ALLIANCE GROWTH INVESTORS PORTFOLIO(D)(E):


                                                                       CLASS IA
                                       ------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------
                                            1999           1998            1997           1996          1995
                                       -------------- -------------- --------------- -------------- -----------
Net asset value, beginning of
  period .............................   $   19.87      $   18.55      $    17.20      $   17.68     $ 14.66
                                         ---------      ---------      ----------      ---------     --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..............        0.37           0.41            0.41           0.40        0.57
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ......................        4.83           3.03            2.43           1.66        3.24
                                         ---------      ---------      ----------      ---------     --------
  Total from investment
   operations ........................        5.20           3.44            2.84           2.06        3.81
                                         ---------      ---------      ----------      ---------     --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ............................       (0.35)         (0.41)          (0.46)         (0.40)      (0.54)
  Dividends in excess of net
   investment income .................            -              -               -         (0.03)      (0.01)
  Distributions from realized
   gains .............................       (2.15)         (1.71)          (1.03)         (2.10)      (0.24)
  Distributions in excess of
   realized gains ....................            -              -               -         (0.01)          -
  Tax return of capital
   distributions .....................            -              -               -              -           -
                                         ----------     ----------     -----------     ----------    --------
  Total dividends and
   distributions .....................       (2.50)         (2.12)          (1.49)         (2.54)      (0.79)
                                         ----------     ----------     -----------     ----------    --------
Net asset value, end of period .......   $   22.57      $   19.87      $    18.55      $   17.20     $ 17.68
                                         ==========     ==========     ===========     ==========    ========
Total return .........................       26.58%         19.13%          16.87%         12.61%      26.37%
                                         ==========     ==========     ===========     ==========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).....   $2,495,787     $1,963,074      $1,630,389     $1,301,643    $896,134
Ratio of expenses to average net
  assets .............................        0.53%          0.55%           0.57%          0.57%       0.56%
Ratio of net investment income to
  average net assets .................        1.71%          2.10%           2.18%          2.31%       3.43%
Portfolio turnover rate ..............          98%           102%            121%           190%        107%


                         CLASS IB
----------------------------------------------------------
                                             OCTOBER 2,*
         YEAR ENDED DECEMBER 31,               1996 TO
-----------------------------------------   DECEMBER 31,
     1999          1998          1997           1996
------------- -------------- ------------ ----------------
   $  19.84      $  18.52      $ 17.19       $  16.78
  --------      ---------      -------       --------
       0.31          0.36         0.36           0.07

       4.82          3.03         2.43           0.71
  ---------     ---------      -------       --------
       5.13          3.39         2.79           0.78
  ---------     ---------      -------       --------

      (0.31)        (0.36)       (0.43)         (0.02)
          -             -            -          (0.09)
      (2.15)        (1.71)       (1.03)         (0.02)
          -             -            -          (0.24)
          -             -            -              -
  ---------     ----------     --------      --------
    (  2.46)        (2.07)       (1.46)         (0.37)
  ---------     ----------     --------      --------
   $  22.51      $  19.84      $ 18.52       $  17.19
  =========     ==========     ========      ========
      26.27%        18.83%       16.58%          4.64%(b)
  =========     ==========     ========      ========
    $202,850     $  92,027      $35,730      $    472
       0.78%         0.80%        0.82%          0.84%(a)
       1.44%         1.85%        1.88%          1.69%(a)
         98%          102%         121%           190%

-----
 157    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


ALLIANCE HIGH YIELD PORTFOLIO(D)(E):




                                                                   CLASS IA
                                       -----------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------------
                                           1999          1998         1997         1996         1995
                                       ------------ ------------- ------------ ------------ ------------
Net asset value, beginning of
  period .............................   $  8.71       $ 10.41      $ 10.02      $  9.64      $  8.91
                                         -------       -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..............      0.90          1.07         1.04         1.02         0.98
  Net realized and unrealized
   gain (loss) on investments.........     (1.19)        (1.56)        0.75         1.07         0.73
                                         -------       -------      -------      -------      -------
  Total from investment
   operations ........................     (0.29)        (0.49)        1.79         2.09         1.71
                                         -------       -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income .................     (0.96)        (1.03)       (0.97)       (0.98)       (0.94)
  Dividends in excess of net
   investment income .................         -             -            -        (0.03)       (0.04)
  Distributions from realized
   gains .............................     (0.01)        (0.18)       (0.43)       (0.70)           -
  Distributions in excess of
   realized gains ....................         -             -            -            -            -
  Return of capital distributions.....     (0.02)            -            -            -            -
                                         -------       -------      --------     --------     --------
  Total dividends and
   distributions .....................     (0.99)        (1.21)       (1.40)       (1.71)       (0.98)
                                         -------       -------      --------     --------     --------
Net asset value, end of period .......   $  7.43       $  8.71      $ 10.41      $ 10.02      $  9.64
                                         =======       =======      ========     ========     ========
Total return .........................     (3.35)%       (5.15)%      18.48%       22.89%       19.92%
                                         =======       =======      ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ............................  $336,292      $405,308     $355,473     $199,360     $118,129
Ratio of expenses to average net
  assets .............................      0.63%         0.63%        0.62%        0.59%        0.60%
Ratio of net investment income
  to average net assets ..............     10.53%        10.67%        9.82%        9.93%       10.34%
Portfolio turnover rate ..............       178%          181%         390%         485%         350%



                                                              CLASS IB
                                       -------------------------------------------------------
                                                                                 OCTOBER 2,*
                                              YEAR ENDED DECEMBER 31,              1996 TO
                                       --------------------------------------   DECEMBER 31,
                                           1999          1998         1997          1996
                                       ------------ ------------- ----------- ----------------
Net asset value, beginning of
  period .............................   $  8.69       $ 10.39      $ 10.01      $   10.25
                                         -------       -------      -------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..............      0.87          1.04         1.05           0.19
  Net realized and unrealized
   gain (loss) on investments.........     (1.18)        (1.56)        0.71           0.15
                                         -------       -------      -------      ---------
  Total from investment
   operations ........................     (0.31)        (0.52)        1.76           0.34
                                         -------       -------      -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income .................     (0.95)        (1.00)       (0.95)         (0.03)
  Dividends in excess of net
   investment income .................         -             -            -          (0.25)
  Distributions from realized
   gains .............................     (0.01)        (0.18)        0.43)         (0.01)
  Distributions in excess of
   realized gains ....................         -             -            -          (0.29)
  Return of capital distributions.....     (0.02)            -            -              -
                                         -------       -------      -------      ---------
  Total dividends and
   distributions .....................     (0.98)        (1.18)       (1.38)         (0.58)
                                         -------       -------      -------      ---------
Net asset value, end of period .......   $  7.40       $  8.69      $ 10.39      $   10.01
                                         =======       =======      =======      =========
Total return .........................     (3.58)%        (.38)%      18.19%          3.32%(b)
                                         =======       =======      =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ............................  $230,290      $207,042      $66,338      $     685
Ratio of expenses to average net
  assets .............................      0.88%         0.88%        0.88%          0.82%(a)
Ratio of net investment income
  to average net assets ..............     10.25%        10.60%        9.76%          8.71%(a)
Portfolio turnover rate ..............       178%          181%         390%           485%

                                    ------------------------- EQ Advisors Trust

-----
  158    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(D)(E):


                                                                              CLASS IA
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------
                                                      1999         1998         1997         1996         1995
                                                  ------------ ------------ ------------ ----------- -------------
Net asset value, beginning of period ............    $   9.67     $  9.44      $  9.29     $ 9.47        $   8.87
                                                     --------     -------      -------     ------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.50        0.50         0.53       0.54            0.58
  Net realized and unrealized gain (loss) on
   investments ..................................       (0.49)       0.21         0.13       (0.19)          0.57
                                                     --------     -------      -------     -------       --------
  Total from investment operations ..............        0.01        0.71         0.66       0.35            1.15
                                                     --------     -------      -------     -------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. .........       (0.50)      (0.48)       (0.51)     (0.53)          (0.55)
                                                     --------    ---------     --------    -------       ---------
Net asset value, end of period ..................    $   9.18    $   9.67      $  9.44     $ 9.29        $   9.47
                                                     ========    =========     ========    =======       =========
Total return ....................................        0.02%       7.74%        7.29%      3.78%          13.33%
                                                     ========     ========  ===========  =========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............    $156,864    $153,383     $115,114    $88,384         $71,780
Ratio of expenses to average net assets .........        0.55%       0.55%        0.55%      0.56%           0.57%
Ratio of net investment income to average
  net assets ....................................        5.16%        .21%        5.61%      5.73%           6.15%
Portfolio turnover rate .........................         408%        539%         285%       318%            255%



                                                                       CLASS IB
                                                  --------------------------------------------------
                                                                                     MAY 1, 1997*
                                                     YEAR ENDED DECEMBER 31,              TO
                                                  ------------------------------     DECEMBER 31,
                                                       1999            1998              1997
                                                  -------------- --------------- -------------------
Net asset value, beginning of period ............    $   9.66         $     9.43      $   9.27
                                                     --------         ----------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.47               0.47          0.32
  Net realized and unrealized gain (loss) on
   investments ..................................       (0.49)              0.22          0.22
                                                     --------         ----------      ---------
  Total from investment operations ..............       (0.02)              0.69          0.54
                                                     --------         ----------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. .........       (0.49)             (0.46)        (0.38)
                                                     --------         ----------      ---------
Net asset value, end of period ..................    $   9.15         $     9.66      $   9.43
                                                     ========         ==========      =========
Total return ....................................       (0.23)%             7.48%         5.83%(b)
                                                     ========         ==========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............     $45,911            $30,898        $5,052
Ratio of expenses to average net assets .........        0.80%              0.80%         0.81%(a)
Ratio of net investment income to average
  net assets ....................................        4.91%              4.87%         5.15%(a)
Portfolio turnover rate .........................         408%               539%          285%

-----
 159    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO(D)(E):

                                                                   CLASS IA
                                    -----------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                  APRIL 3, 1995*
                                    ----------------------------------------------------         TO
                                        1999        1998          1997         1996      DECEMBER 31, 1995
                                    ------------------------- ------------- ------------ ------------------
Net asset value, beginning of
  period ..........................   $ 11.13      $ 10.27       $ 11.50      $ 10.87        $ 10.00
                                      -------      -------       -------      -------        -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.08         0.09          0.10         0.13           0.14
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................      4.07         0.97          (.45)        0.94           0.98
                                      -------      -------       -------      -------        -------
  Total from investment
   operations .....................      4.15         1.06         (0.35)        1.07           1.12
                                      -------      -------       -------      -------        -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............         -        (0.20)        (0.32)       (0.10)         (0.07)
  Dividends in excess of net
   investment income ..............         -            -             -        (0.09)         (0.13)
  Distributions from realized
   gains ..........................     (0.25)           -         (0.56)       (0.25)         (0.05)
  Tax return of capital
   distributions ..................         -            -             -            -              -
                                      -------      -------       -------      -------        -------
  Total dividends and
   distributions ..................     (0.25)       (0.20)        (0.88)       (0.44)         (0.25)
                                      -------      -------       -------      -------        -------
Net asset value, end of period ....   $ 15.03      $ 11.13       $ 10.27      $ 11.50        $ 10.87
                                      =======      =======       =======      =======        =======
Total return ......................     37.31%       10.57%        (2.98)%       9.82%         11.29%(b)
                                      =======      =======       =======      =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .  $268,541     $204,767      $190,611     $151,907        $28,684
Ratio of expenses to average net
  assets ..........................      1.08%        1.06%         1.08%        1.06%          1.03%(a)
Ratio of net investment income
  to average net assets ...........      0.70%        0.81%         0.83%        1.10%          1.71%(a)
Portfolio turnover rate ...........       152%          59%           59%          48%            56%
                                                       CLASS IB
                                    -----------------------------------------------
                                      YEAR ENDED DECEMBER 31,       MAY 1, 1997*
                                    ----------------------------         TO
                                         1999           1998      DECEMBER 31, 1997
                                    -------------- ------------- ------------------
Net asset value, beginning of
  period ..........................   $   11.11       $  10.26      $    11.39
                                      ---------       --------      ----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.04           0.05            0.02
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................        4.06           0.98           (0.31)
                                      ---------       --------      ----------
  Total from investment
   operations .....................        4.10           1.03           (0.29)
                                      ---------       --------      ----------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............           -          (0.18)          (0.28)
  Dividends in excess of net
   investment income ..............           -              -               -
  Distributions from realized
   gains ..........................       (0.25)             -           (0.56)
  Tax return of capital
   distributions ..................           -              -               -
                                      ---------       --------      ----------
  Total dividends and
   distributions ..................       (0.25)         (0.18)          (0.84)
                                      ---------       --------      ----------
Net asset value, end of period ....   $   14.96       $  11.11      $    10.26
                                      =========       ========      ==========
Total return ......................       36.90%         10.30%          (2.54)%(b)
                                      =========       ========      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................     $18,977         $7,543      $    3,286
Ratio of expenses to average net
  assets ..........................        1.33%          1.31%           1.38%(a)
Ratio of net investment income
  to average net assets ...........        0.36%          0.44%           0.20%(a)
Portfolio turnover rate ...........         152%            59%             59%

                                    ------------------------- EQ Advisors Trust

-----
  160    FINANCIAL HIGHLIGHTS
---------------------------------------------------------------


ALLIANCE MONEY MARKET PORTFOLIO(D)(E):

                                                                           CLASS IA
                                         ----------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                               1999           1998           1997            1996           1995
                                         --------------- -------------- -------------- --------------- --------------
Net asset value, beginning of period       $    10.22      $   10.18      $   10.17      $    10.16      $   10.14
                                           ----------      ---------      ---------      ----------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ................         0.51           0.53           0.54            0.54           0.57
  Net realized and unrealized gain
   (loss) on investments ...............             -              -              -          (0.01)             -
                                           -----------     ----------     ----------     -----------     ----------
  Total from investment operations......         0.51           0.53           0.54            0.53           0.57
                                           -----------     ----------     ----------     -----------     ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..............................        (0.45)         (0.49)         (0.53)         (0.52)          (0.55)
  Dividends in excess of net
   investment income ...................            -              -              -              -               -
  Dividends from realized gains ........            -              -              -              -               -
                                           -----------     ----------     ----------     -----------     ----------
  Total dividends and distributions.....        (0.45)         (0.49)         (0.53)          (0.52)         (0.55)
                                           -----------     ----------     ----------     -----------     ----------
Net asset value, end of period .........   $    10.28      $   10.22      $   10.18      $    10.17      $   10.16
                                           ===========     ==========     ==========     ===========     ==========
Total return ...........................         4.96%          5.34%          5.42%           5.33%          5.74%
                                           ===========     ==========     ==========     ===========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......     $883,988       $723,311       $449,960        $463,422       $386,691
Ratio of expenses to average net
  assets ...............................         0.37%          0.37%          0.39%           0.43%          0.44%
Ratio of net investment income to
  average net assets ...................         4.91%          5.13%          5.28%           5.17%          5.53%


                                                                      CLASS IB
                                         ------------------------------------------------------------------
                                                                                              OCTOBER 2,
                                                     YEAR ENDED DECEMBER 31,                   1996* TO
                                         ------------------------------------------------    DECEMBER 31,
                                               1999            1998           1997               1996
                                         --------------- ---------------- --------------- -----------------
Net asset value, beginning of period       $  10.21        $   10.17      $  10.16           $  10.16
                                           ----------      -----------      ----------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ................       0.49             0.49          0.52               0.11
  Net realized and unrealized gain
   (loss) on investments ...............       (0.01)           0.02             -               0.01
                                           -----------     -----------      -----------      ---------
  Total from investment operations......       0.48             0.51          0.52               0.12
                                           -----------     -----------      -----------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..............................      (0.44)           (0.47)        (0.51)             (0.02)
  Dividends in excess of net
   investment income ...................          -                -             -              (0.10)
  Dividends from realized gains ........          -                -             -                  -
                                           -----------     ------------     -----------      ---------
  Total dividends and distributions.....      (0.44)           (0.47)        (0.51)             (0.12)
                                           -----------     ------------     -----------      ---------
Net asset value, end of period .........   $  10.25        $   10.21      $  10.17            $ 10.16
                                           ===========     ============     ===========      =========
Total return ...........................       4.71%            5.08%         5.16%              1.29%(b)
                                           ===========     ============     ===========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......   $559,713         $386,718      $123,675           $  3,184
Ratio of expenses to average net
  assets ...............................       0.62%            0.62%         0.63%              0.67%(a)
Ratio of net investment income to
  average net assets ...................        4.68%           4.82%         5.02%              4.94%(a)

-----
 161    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


EQ/ALLIANCE PREMIER GROWTH PORTFOLIO:





                                                                                     CLASS IA                CLASS IB
                                                                              ---------------------- -----------------------
                                                                                   MAY 1, 1999*            MAY 1, 1999*
                                                                                        TO                      TO
                                                                                 DECEMBER 31, 1999       DECEMBER 31, 1999
                                                                              ----------------------- ---------------------
Net asset value, beginning of period ........................................     $     10.00            $     10.00
                                                                                  -----------            -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................            0.02                   0.01
  Net realized and unrealized gain on investments
     and foreign currency transactions ......................................            1.89                   1.89
                                                                                  -----------            -----------
  Total from investment operations ..........................................            1.91                   1.90
                                                                                  -----------            -----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................           (0.01)                 (0.01)
  Dividends in excess of net investment income ..............................               -                      -
  Distributions from realized gains .........................................           (0.03)                 (0.03)
  Distributions in excess of realized gains .................................               -                      -
  Tax return of capital distributions .......................................               -                      -
                                                                                  -----------            -----------
  Total dividends and distributions .........................................           (0.04)                 (0.04)
                                                                                  -----------            -----------
Net asset value, end of period ..............................................     $     11.87            $     11.86
                                                                                  ===========            ===========
Total return ................................................................           19.14%(b)              18.97%(b)
                                                                                  ===========            ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $    28,834            $   451,323
Ratio of expenses to average net assets after waivers .......................            0.90%(a)(c)            1.15%(a)(C)
Ratio of expenses to average net assets before waivers (f) ..................            1.12%(a)(c)            1.37%(a)(c)
Ratio of net investment income to average net assets after waivers ..........            0.45%(a)(c)            0.20%(a)(c)
Ratio of net investment income to average net assets before waivers (f) .....            0.23%(a)(c)           (0.02)%(a)(c)
Portfolio turnover rate .....................................................              29%                    29%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................     $      0.01            $      0.01

-----
  162    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


ALLIANCE QUALITY BOND PORTFOLIO(D)(E):




                                                                    CLASS IA
                                           -------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------------
                                              1999      1998         1997         1996         1995
                                           --------- ----------- ------------ ------------ ------------
Net asset value, beginning of
  period ..............................     $   9.84   $  9.74      $  9.49      $  9.61      $  8.72
                                            --------   -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............         0.54      0.55         0.60         0.57         0.57
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .......................        (0.74)     0.28         0.24        (0.07)        0.88
                                            --------   -------      -------      -------      -------
  Total from investment
   operations .........................        (0.20)     0.83         0.84         0.50         1.45
                                            --------   -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................        (0.50)    (0.53)       (0.59)       (0.60)       (0.56)
  Dividends in excess of net
   investment income ..................            -         -            -        (0.02)           -
  Distributions from realized
   gains ..............................        (0.03)    (0.20)           -            -            -
  Tax return of capital
   distributions ......................            -         -            -            -            -
                                            --------   --------     -------      -------      -------
  Total dividends and
   distributions ......................        (0.53)    (0.73)       (0.59)       (0.62)       (0.56)
                                            --------   -------      -------      -------      -------
Net asset value, end of  period........     $   9.11   $  9.84      $  9.74      $  9.49      $  9.61
                                            ========   =======      =======      =======      =======
Total return ..........................        (2.00)%    8.69%        9.14%        5.36%       17.02%
                                            ========   =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....     $329,895  $322,418     $203,233     $155,023     $157,443
Ratio of expenses to average net
  assets ..............................         0.56%     0.57%        0.57%        0.59%        0.59%
Ratio of net investment income to
  average net assets ..................         5.64%     5.48%        6.19%        6.06%        6.13%
Portfolio turnover rate ...............          147%      194%         374%         431%         411%



                                                   CLASS 1B
                                        -------------------------------
                                                         JULY 8, 1998*
                                          YEAR ENDED          TO
                                         DECEMBER 31,    DECEMBER 31,
                                             1999            1998
                                        -------------- ----------------
Net asset value, beginning of
  period ..............................    $   9.84       $    9.90
                                           --------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............        0.52            0.25
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .......................       (0.75)           0.14
                                           --------       ---------
  Total from investment
   operations .........................       (0.23)           0.39
                                           --------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................       (0.49)          (0.25)
  Dividends in excess of net
   investment income ..................           -               -
  Distributions from realized
   gains ..............................       (0.03)          (0.20)
  Tax return of capital
   distributions ......................           -               -
                                           --------       ---------
  Total dividends and
   distributions ......................       (0.52)          (0.45)
                                           --------       ---------
Net asset value, end of  period........    $   9.09       $    9.84
                                           ========       =========
Total return ..........................       (2.25)%          4.05%(b)
                                           ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....      $ 1,094           $ 10
Ratio of expenses to average net
  assets ..............................        0.81%           0.81%(a)
Ratio of net investment income to
  average net assets ..................        5.39%           5.06%(a)
Portfolio turnover rate ...............         147%            194%

-----
 163    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


ALLIANCE SMALL CAP GROWTH PORTFOLIO(D)(E):


                                                              CLASS IA
                                           -----------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                                           --------------------------     MAY 1, 1997*
                                                                               TO
                                               1999          1998       DECEMBER 31, 1997
                                           ------------ ------------- --------------------
Net asset value, beginning of period .....    $  11.82     $ 12.35       $   10.00
                                              --------     -------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........       (0.05)       0.01            0.01
  Net realized and unrealized gain
   (loss) on investments .................        3.34       (0.54)           2.65
                                              --------     -------       ---------
  Total from investment operations .......        3.29       (0.53)           2.66
                                              --------     -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................           -           -           (0.01)
  Dividends in excess of net
   investment income .....................           -           -               -
  Distributions from realized gains ......           -           -           (0.30)
  Tax return of capital distributions ....           -           -               -
                                              --------     -------       ---------
  Total dividends and distributions ......           -           -           (0.31)
                                              --------     -------       ---------
Net asset value, end of period ...........    $  15.11     $ 11.82       $   12.35
                                              ========     =======       =========
Total return .............................       27.75%      (4.28)%         26.74%(b)
                                           ===========     =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........    $241,000    $198,360      $   94,676
Ratio of expenses to average net
  assets .................................        0.95%       0.96%           0.95%(a)
Ratio of net investment income (loss)
  to average net assets ..................       (0.40)%      0.08%           0.10%(a)
Portfolio turnover rate ..................         221%         94%             96%



                                                                CLASS IB
                                           --------------------------------------------------
                                             YEAR ENDED DECEMBER 31,        MAY 1, 1997*
                                           ---------------------------           TO
                                                1999          1998        DECEMBER 31, 1997
                                           ------------- ------------- ----------------------
Net asset value, beginning of period .....     $   11.79    $ 12.34        $  10.00
                                               ---------    -------        --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........         (0.08)     (0.02)          (0.01)
  Net realized and unrealized gain
   (loss) on investments .................          3.32      (0.53)           2.65
                                               ---------    -------        --------
  Total from investment operations .......          3.24      (0.55)           2.64
                                               ---------    -------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................             -          -               -
  Dividends in excess of net
   investment income .....................             -          -               -
  Distributions from realized gains ......             -          -           (0.30)
  Tax return of capital distributions ....             -          -               -
                                               ---------    -------        --------
  Total dividends and distributions ......             -          -           (0.30)
                                               ---------    -------        --------
Net asset value, end of period ...........     $   15.03    $ 11.79        $  12.34
                                               =========    =======        --------
Total return .............................         27.46%     (4.44)%         26.57%(b)
                                               =========    =======        --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........     $ 162,331   $112,254        $ 46,324
Ratio of expenses to average net
  assets .................................          1.20%      1.20%           1.15%(a)
Ratio of net investment income (loss)
  to average net assets ..................        (0.65)%     (0.17)%        (0.12)%(a)
Portfolio turnover rate ..................           221%        94%             96%


                                    ------------------------- EQ Advisors Trust

-----
  164    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BT EQUITY 500 INDEX PORTFOLIO:**


                                                                                                         CLASS IB
                                                                                          --------------------------------------
                                                                                               YEAR ENDED         YEAR ENDED
                                                                                           DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                                          ------------------- ------------------
Net asset value, beginning of period ....................................................      $ 12.45          $ 10.00
                                                                                               -------          -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................         0.08             0.06
  Net realized and unrealized gain on investments and foreign currency transactions .....         2.44             2.45
                                                                                               -------          -------
  Total from investment operations ......................................................         2.52             2.51
                                                                                               -------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................        (0.08)           (0.06)
  Distributions from realized gains .....................................................        (0.04)               -
                                                                                               --------         --------
  Total dividends and distributions .....................................................        (0.12)           (0.06)
                                                                                               --------         --------
Net asset value, end of period ..........................................................      $ 14.85          $ 12.45
                                                                                               ========         ========
Total return ............................................................................        20.30%           25.14%
                                                                                               ========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................     $683,544         $224,247
Ratio of expenses to average net assets after waivers ...................................         0.55%            0.55%
Ratio of expenses to average net assets before waivers (f) ..............................         0.67%            0.83%
Ratio of net investment income to average net assets after waivers ......................         0.84%            1.22%
Ratio of net investment income to average net assets before waivers (f) .................         0.72%            0.94%
Portfolio turnover rate .................................................................            2%               2%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................      $  0.01          $  0.01

-----
 165   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BT INTERNATIONAL EQUITY INDEX PORTFOLIO:**


                                                                            CLASS IA
                                                           ------------------------------------------
                                                                                 NOVEMBER 24, 1998*
                                                                YEAR ENDED               TO
                                                            DECEMBER 31, 1999     DECEMBER 31, 1998
                                                           ------------------- ----------------------
Net asset value, beginning of period .....................     $   11.84              $ 11.67
                                                               ---------              -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................          0.16                 0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........          3.10                 0.31
                                                               ---------              -------
  Total from investment operations .......................          3.26                 0.34
                                                               ---------              -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................         (0.13)               (0.17)
  Dividends in excess of net investment income ...........         (0.01)                   -
Distributions from realized gains ........................         (0.11)                   -
                                                               ---------              -------
  Total dividends and distributions ......................         (0.25)               (0.17)
                                                               ---------              -------
Net asset value, end of period ...........................     $   14.85              $ 11.84
                                                               =========              =======
Total return .............................................         27.75%                2.94%(b)
                                                               =========              =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................     $   3,629              $   735
Ratio of expenses to average net assets after waivers.....          0.69%(c)             0.59%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................          0.80%(c)             1.24%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................          1.21%(c)             1.36%(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................          1.10%(c)             0.71%(a)(c)
Portfolio turnover rate ..................................             7%                   3%
Average commission rate paid .............................
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............     $    0.03              $  0.26



                                                                          CLASS IB
                                                           --------------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31, 1999   DECEMBER 31, 1998
                                                           ------------------- ------------------
Net asset value, beginning of period .....................   $ 11.85               $  10.00
                                                              -------               --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................      0.10                   0.08
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........      3.15                   1.92
                                                              -------               --------
  Total from investment operations .......................      3.25                   2.00
                                                              -------               --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................     (0.10)                 (0.15)
  Dividends in excess of net investment income ...........     (0.02)                     -
Distributions from realized gains ........................     (0.11)                     -
                                                              -------               --------
  Total dividends and distributions ......................     (0.23)                 (0.15)
                                                              -------               --------
Net asset value, end of period ...........................   $ 14.87               $  11.85
                                                              =======               ========
Total return .............................................     27.50%                 20.07%
                                                              =======               ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................   $94,581                $48,075
Ratio of expenses to average net assets after waivers.....      0.94%(c)               0.84%(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................      1.05%(c)               1.49%(c)
Ratio of net investment income to average net assets
  after waivers ..........................................      0.96%(c)               1.11%(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................      0.85%(c)               0.46%(c)
Portfolio turnover rate ..................................         7%                     3%
Average commission rate paid .............................
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............   $  0.03                 $ 0.05


                                    ------------------------- EQ Advisors Trust

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  166    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BT SMALL COMPANY INDEX PORTFOLIO:**




                                                                                                 CLASS IB
                                                                                  --------------------------------------
                                                                                       YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                                  ------------------- ------------------
Net asset value, beginning of period ............................................       $  9.56            $  10.00
                                                                                        -------            --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................          0.09                0.07
  Net realized and unrealized gain (loss) on investments and foreign currency              1.85               (0.30)
                                                                                        -------            --------
  transactions
  Total from investment operations ..............................................          1.94               (0.23)
                                                                                        -------            --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................         (0.09)              (0.07)
  Distributions from realized gains .............................................         (0.56)              (0.13)
  Distributions in excess of realized gains .....................................             -               (0.01)
                                                                                        -------            --------
  Total dividends and distributions .............................................         (0.65)              (0.21)
                                                                                        -------            --------
Net asset value, end of period ..................................................       $ 10.85            $   9.56
                                                                                        =======            ========
Total return ....................................................................         20.68%              (2.27)%
                                                                                        =======            ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................       $59,931             $32,609
Ratio of expenses to average net assets after waivers ...........................          0.71%               0.60%
Ratio of expenses to average net assets before waivers (f) ......................          1.20%               1.81%
Ratio of net investment income to average net assets after waivers ..............          1.11%               1.18%
Ratio of net investment income to average net assets before waivers (f) .........          0.62%              (0.03)%
Portfolio turnover rate .........................................................            59%                 35%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................       $  0.04            $   0.07

-----
 167    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CALVERT SOCIALLY RESPONSIBLE PORTFOLIO:




                                                                                      CLASS IB
                                                                                -------------------
                                                                                 SEPTEMBER 1, 1999*
                                                                                         TO
                                                                                 DECEMBER 31, 1999
                                                                                -------------------
Net asset value, beginning of period ........................................        $ 10.00
                                                                                     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............................................          (0.01)
  Net realized and unrealized gain (loss) on investments ....................           0.83
                                                                                     -------
  Total from investment operations ..........................................           0.82
                                                                                     -------
  LESS DISTRIBUTIONS:
  Distributions from realized gains .........................................          (0.06)
                                                                                     -------
  Total dividends and distributions .........................................          (0.06)
                                                                                     -------
Net asset value, end of period ..............................................        $ 10.76
                                                                                     =======
Total return ................................................................           8.09%(b)
                                                                                     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................         $2,622
Ratio of expenses to average net assets after waivers .......................           1.05%(a)
Ratio of expenses to average net assets before waivers (f) ..................           5.38%(a)
Ratio of net investment income to average net assets after waivers ..........          (0.19)%(a)
Ratio of net investment income to average net assets before waivers (f) .....          (4.52)%(a)
Portfolio turnover rate .....................................................             45%



                                    ------------------------- EQ Advisors Trust

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  168    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO:




                                                                                         CLASS IB
                                                                                    ------------------
                                                                                       MAY 1, 1999*
                                                                                            TO
                                                                                     DECEMBER 31, 1999
                                                                                    ------------------
Net asset value, beginning of period ............................................      $   10.00
                                                                                       ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................              -
  Net realized and unrealized gain (loss) on investments and foreign currency               4.10
                                                                                       ----------
  transactions
  Total from investment operations ..............................................           4.10
                                                                                       ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................              -
                                                                                       ----------
  Total dividends and distributions .............................................              -
                                                                                       ----------
Net asset value, end of period ..................................................      $   14.10
                                                                                       ==========
Total return ....................................................................          41.00%(b)
                                                                                       ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $  52,049
Ratio of expenses to average net assets after waivers ...........................           1.20%(a)
Ratio of expenses to average net assets before waivers (f) ......................           1.65%(a)
Ratio of net investment income to average net assets after waivers ..............           0.02%(a)
Ratio of net investment income to average net assets before waivers (f) .........          (0.43)%(a)
Portfolio turnover rate .........................................................             28%
Effect of voluntary expense limitation during the period: (f)
  Per share benefit to net investment income ....................................      $    0.02

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 169    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CAPITAL GUARDIAN RESEARCH PORTFOLIO:




                                                                                         CLASS IB
                                                                                    ------------------
                                                                                       MAY 1, 1999*
                                                                                            TO
                                                                                     DECEMBER 31, 1999
                                                                                    ------------------
Net asset value, beginning of period ............................................      $   10.00
                                                                                       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................           0.02
  Net realized and unrealized gain (loss) on investments and foreign currency               0.69
                                                                                       ---------
  transactions
  Total from investment operations ..............................................           0.71
                                                                                       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................          (0.02)
  Dividends in excess of net investment income ..................................              -
                                                                                       ---------
  Total dividends and distributions .............................................          (0.02)
                                                                                       ---------
Net asset value, end of period ..................................................      $   10.69
                                                                                       =========
Total return ....................................................................           7.10%(b)
                                                                                       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $  33,903
Ratio of expenses to average net assets after waivers ...........................           0.95%(a)
Ratio of expenses to average net assets before waivers (f) ......................           1.35%(a)
Ratio of net investment income to average net assets after waivers ..............           0.37%(a)
Ratio of net investment income to average net assets before waivers (f) .........          (0.03)%(a)
Portfolio turnover rate .........................................................             36%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................      $    0.02



                                   -------------------------  EQ Advisors Trust

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  170    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO:



                                                                                                 CLASS IB
                                                                                            ------------------
                                                                                               MAY 1, 1999*
                                                                                                    TO
                                                                                             DECEMBER 31, 1999
                                                                                            ------------------
Net asset value, beginning of period ....................................................       $  10.00
                                                                                                --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................           0.02
  Net realized and unrealized gain on investments and foreign currency transactions .....           0.35
                                                                                                --------
  Total from investment operations ......................................................           0.37
                                                                                                --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................          (0.02)
  Dividends in excess of net investment income ..........................................              -
  Distributions from realized gains .....................................................          (0.02)
  Distributions in excess of realized gains .............................................          (0.01)
  Tax return of capital distributions ...................................................              -
                                                                                                --------
  Total dividends and distributions .....................................................          (0.05)
                                                                                                --------
Net asset value, end of period ..........................................................       $  10.32
                                                                                                ========
Total return ............................................................................           3.76%(b)
                                                                                                ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................        $67,472
Ratio of expenses to average net assets after waivers ...................................           0.95%(a)
Ratio of expenses to average net assets before waivers (f) ..............................           1.23%(a)
Ratio of net investment income to average net assets after waivers ......................           0.63%(a)
Ratio of net investment income to average net assets before waivers (f) .................           0.35%(a)
Portfolio turnover rate .................................................................             50%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................       $   0.01

-----
 171    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

EQ/EVERGREEN PORTFOLIO:***


                                                                                                 CLASS IB
                                                                                            ------------------
                                                                                                YEAR ENDED
                                                                                             DECEMBER 31, 1999
                                                                                            ------------------
Net asset value, beginning of period ....................................................        $ 10.00
                                                                                                 -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................           0.04
  Net realized and unrealized gain on investments and foreign currency transactions .....           0.93
                                                                                                 -------
  Total from investment operations ......................................................           0.97
                                                                                                 -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................          (0.04)
  Dividends in excess of net investment income ..........................................              -
  Distributions from realized gains .....................................................              -
  Distributions in excess of realized gains .............................................              -
  Tax return of capital distributions ...................................................              -
                                                                                                 -------
  Total dividends and distributions .....................................................          (0.04)
                                                                                                 -------
Net asset value, end of period ..........................................................        $ 10.93
                                                                                                 =======
Total return ............................................................................           9.70%
                                                                                                 =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................        $ 4,818
Ratio of expenses to average net assets after waivers ...................................           1.05%
Ratio of expenses to average net assets before waivers (f) ..............................           2.86%
Ratio of net investment income to average net assets after waivers ......................           0.63%
Ratio of net investment income to average net assets before waivers (f) .................          (1.18)%
Portfolio turnover rate .................................................................            148%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................        $  0.11




                                   -------------------------  EQ Advisors Trust

-----
  172    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

EQ/EVERGREEN FOUNDATION PORTFOLIO:***



                                                                                                  CLASS IB
                                                                                             ------------------
                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1999
                                                                                             ------------------
Net asset value, beginning of period .....................................................        $ 10.00
                                                                                                  -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................................           0.12
  Net realized and unrealized gain (loss) on investments and foreign currency                        0.62
                                                                                                  -------
  transactions
  Total from investment operations .......................................................           0.74
                                                                                                  -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................................          (0.12)
                                                                                                  --------
  Total dividends and distributions ......................................................          (0.12)
                                                                                                  --------
Net asset value, end of period ...........................................................        $ 10.62
                                                                                                  --------
Total return .............................................................................           7.38%
                                                                                                  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................................          8,887
Ratio of expenses to average net assets after waivers and reimbursements .................           0.95%
Ratio of expenses to average net assets before waivers and reimbursements (f) ............           1.94%
Ratio of net investment income to average net assets after waivers and reimbursements ....           2.03%
Ratio of net investment income to average net assets before waivers and reimbursements               1.04%
  (f)
Portfolio turnover rate ..................................................................            105%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ............................................         $ 0.06

-----
 173    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


J.P. MORGAN CORE BOND PORTFOLIO (FKA JPM CORE BOND PORTFOLIO):**





                                                                                                    CLASS IB
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                    -------------------   ------------------
Net asset value, beginning of period ............................................         $ 10.57              $ 10.00
                                                                                          -------              -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................            0.49                 0.21
  Net realized and unrealized gain (loss) on investments and foreign currency               (0.66)                0.70
                                                                                          -------              -------
  transactions
  Total from investment operations ..............................................           (0.17)                0.91
                                                                                          -------              -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................           (0.48)               (0.21)
  Dividends in excess of net investment income ..................................               -                (0.01)
  Distributions from realized gains .............................................               -                (0.11)
  Distributions in excess of realized gains .....................................               -                (0.01)
                                                                                          -------              --------
  Total dividends and distributions .............................................           (0.48)               (0.34)
                                                                                          -------              --------
Net asset value, end of period ..................................................         $  9.92              $ 10.57
                                                                                          =======              ========
Total return (b) ................................................................           (1.64)%               9.02%
                                                                                          =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................        $156,581             $103,326
Ratio of expenses to average net assets after waivers ...........................            0.80%                0.80%
Ratio of expenses to average net assets before waivers (f) ......................            0.89%                1.03%
Ratio of net investment income to average net assets after waivers ..............            5.53%                4.95%
Ratio of net investment income to average net assets before waivers (f) .........            5.44%                4.72%
Portfolio turnover rate .........................................................             233%                 428%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................         $  0.01             $   0.01



                                     ------------------------- EQ Advisors Trust

-----
  174    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

LAZARD LARGE CAP VALUE PORTFOLIO:**


                                                                                                CLASS IB
                                                                                 ---------------------------------------
                                                                                     YEAR ENDED           YEAR ENDED
                                                                                 DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                 ------------------    -----------------
Net asset value, beginning of period ............................................     $ 11.94               $ 10.00
                                                                                      -------               -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................        0.11                  0.06
  Net realized and unrealized gain (loss) on investments and foreign currency            0.31                  1.94
                                                                                      -------               -------
  transactions
  Total from investment operations ..............................................        0.42                  2.00
                                                                                      -------               -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................       (0.11)                (0.06)
  Dividends in excess of net investment income ..................................           -                     -
  Distributions from realized gains .............................................       (0.19)                    -
                                                                                      -------               -------
  Total dividends and distributions .............................................       (0.30)                (0.06)
                                                                                      -------               -------
Net asset value, end of period ..................................................     $ 12.06               $ 11.94
                                                                                      =======               -------
Total return ....................................................................        3.55%                20.01%
                                                                                      =======               =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................    $133,503               $74,588
Ratio of expenses to average net assets after waivers ...........................        0.94%                 0.90%
Ratio of expenses to average net assets before waivers (f) ......................        1.00%                 1.20%
Ratio of net investment income to average net assets after waivers ..............        1.10%                 1.19%
Ratio of net investment income to average net assets before waivers (f) .........        1.04%                 0.89%
Portfolio turnover rate .........................................................          32%                   37%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................     $  0.01               $  0.02

-----
 175    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

LAZARD SMALL CAP VALUE PORTFOLIO:**


                                                                                                CLASS IB
                                                                                 ---------------------------------------
                                                                                     YEAR ENDED           YEAR ENDED
                                                                                 DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                 -----------------     -----------------
Net asset value, beginning of period ............................................     $ 9.27                $ 10.00
                                                                                      ------                -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................       0.04                   0.02
  Net realized and unrealized gain (loss) on investments and foreign currency           0.11                  (0.72)
                                                                                      ------                -------
  transactions
  Total from investment operations ..............................................       0.15                  (0.70)
                                                                                      ------                -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................      (0.04)                 (0.03)
  Distributions from realized gains .............................................      (0.06)                     -
                                                                                      ------                -------
  Total dividends and distributions .............................................      (0.10)                 (0.03)
                                                                                      ------                -------
Net asset value, end of period ..................................................     $ 9.32                $  9.27
                                                                                      ======                =======
Total return ....................................................................       1.66%                 (7.03)%
                                                                                      ======                =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................    $72,607                $51,046
Ratio of expenses to average net assets after waivers ...........................       1.20%                  1.20%
Ratio of expenses to average net assets before waivers (f) ......................       1.30%                  1.54%
Ratio of net investment income to average net assets after waivers ..............       0.48%                  0.52%
Ratio of net investment income to average net assets before waivers (f) .........       0.39%                  0.18%
Portfolio turnover rate .........................................................         48%                    21%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................     $ 0.01                $  0.02




                                    ------------------------- EQ Advisors Trust

-----
  176    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


MERCURY BASIC VALUE EQUITY PORTFOLIO (FKA MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO):



                                                                                  CLASS IB
                                                                             -------------------
                                                                                  YEAR ENDED
                                                                              DECEMBER 31, 1999
                                                                             -------------------
Net asset value, beginning of period .......................................       $ 12.36
                                                                                   -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................................................          0.17
  Net realized and unrealized gain on investments and foreign
   currency transactions ...................................................          2.15
                                                                                   -------
  Total from investment operations .........................................          2.32
                                                                                   -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .....................................         (0.18)
  Dividends in excess of net investment income .............................             -
  Distributions from realized gains ........................................         (0.74)
  Distributions in excess of realized gains ................................             -
                                                                                  --------
  Total dividends and distributions ........................................         (0.92)
                                                                                  --------
Net asset value, end of period .............................................       $ 13.76
                                                                                  ========
Total return ...............................................................         19.00%
                                                                                  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........................................      $300,467
Ratio of expenses to average net assets after waivers ......................          0.85%
Ratio of expenses to average net assets before waivers (f) .................          0.96%
Ratio of net investment income to average net assets after waivers .........          1.42%
Ratio of net investment income to average net assets before waivers (f)               1.31%
Portfolio turnover rate ....................................................            71%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ..............................       $  0.01

                                                                                            CLASS IB
                                                                             --------------------------------------
                                                                                                    MAY 1, 1997*
                                                                                  YEAR ENDED             TO
                                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                             ------------------- ------------------
Net asset value, beginning of period .......................................   $ 11.58              $ 10.00
                                                                               -------              -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................................................      0.12                 0.06
  Net realized and unrealized gain on investments and foreign
   currency transactions ...................................................      1.21                 1.64
                                                                               -------              -------
  Total from investment operations .........................................      1.33                 1.70
                                                                               -------              -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .....................................     (0.12)               (0.06)
  Dividends in excess of net investment income .............................         -                    -
  Distributions from realized gains ........................................     (0.43)               (0.05)
  Distributions in excess of realized gains ................................         -                (0.01)
                                                                               --------             -------
  Total dividends and distributions ........................................     (0.55)               (0.12)
                                                                               --------             -------
Net asset value, end of period .............................................  $  12.36              $ 11.58
                                                                               ========             =======
Total return ...............................................................     11.59%               16.99%(b)
                                                                               ========             =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........................................  $174,104              $49,495
Ratio of expenses to average net assets after waivers ......................      0.85%                0.85%(a)
Ratio of expenses to average net assets before waivers (f) .................      1.06%                1.89%(a)
Ratio of net investment income to average net assets after waivers .........      1.41%                1.91%(a)
Ratio of net investment income to average net assets before waivers (f)           1.20%                0.87%(a)
Portfolio turnover rate ....................................................        83%                  25%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ..............................  $   0.02               $ 0.03

-----
 177    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


MERCURY WORLD STRATEGY PORTFOLIO (FKA MERRILL LYNCH WORLD STRATEGY

PORTFOLIO):




                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................       $ 10.93
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.11
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................          2.22
                                                                                    -------
  Total from investment operations ..........................................          2.33
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.08)
  Dividends in excess of net investment income ..............................         (0.03)
  Distributions from realized gains .........................................         (0.17)
  Distributions in excess of realized gains .................................             -
                                                                                    -------
  Total dividends and distributions .........................................         (0.28)
                                                                                    -------
Net asset value, end of period ..............................................       $ 12.98
                                                                                    =======
Total return ................................................................         21.35%
                                                                                    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................       $35,722
Ratio of expenses to average net assets after waivers .......................          1.20%
Ratio of expenses to average net assets before waivers (f) ..................          1.40%
Ratio of net investment income to average net assets after waivers ..........          0.99%
Ratio of net investment income to average net assets before waivers (f) .....          0.79%
Portfolio turnover rate .....................................................           116%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $  0.02

                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................        $ 10.31            $ 10.00
                                                                                     -------            -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................           0.15               0.08
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................           0.55               0.39
                                                                                     -------            -------
  Total from investment operations ..........................................           0.70               0.47
                                                                                     -------            -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................          (0.04)             (0.05)
  Dividends in excess of net investment income ..............................          (0.04)                  -
  Distributions from realized gains .........................................              -                  -
  Distributions in excess of realized gains .................................              -              (0.11)
                                                                                     -------            -------
  Total dividends and distributions .........................................          (0.08)             (0.16)
                                                                                     -------            -------
Net asset value, end of period ..............................................        $ 10.93            $ 10.31
                                                                                     =======            =======
Total return ................................................................           6.81%              4.70%(b)
                                                                                     =======            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................        $30,631            $18,210
Ratio of expenses to average net assets after waivers .......................           1.20%              1.20%(a)
Ratio of expenses to average net assets before waivers (f) ..................           1.61%              3.05%(a)
Ratio of net investment income to average net assets after waivers ..........           1.63%              1.89%(a)
Ratio of net investment income to average net assets before waivers (f) .....           1.22%              0.04%(a)
Portfolio turnover rate .....................................................            115%                58%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................        $  0.04            $  0.08



     ------------------------- EQ Advisors Trust

-----
  178      FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

MFS EMERGING GROWTH COMPANIES PORTFOLIO:


                                                               CLASS IA
                                             --------------------------------------------
                                                                    NOVEMBER 24, 1998*
                                                  YEAR ENDED                TO
                                              DECEMBER 31, 1999      DECEMBER 31, 1998
                                             ------------------- ------------------------
Net asset value, beginning of period .....         $   16.04          $     14.18
                                                   ---------          -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........              0.01                    -
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ..........................             11.83                 1.86
                                                   ---------          -----------
  Total f  rom investment operations .....             11.84                 1.86
                                                   ---------          -----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...                 -                    -
  Dividends in excess of net
   investment income .....................                 -                    -
  Distributions from realized gains ......             (0.48)                   -
  Distributions in excess of realized
   gains .................................                 -                    -
                                                   ---------          -----------
  Total dividends and distributions ......             (0.48)                   -
                                                   ---------          -----------
Net asset value, end of period ...........         $   27.40          $     16.04
                                                   =========          ===========
Total return .............................             74.43%               13.12%(b)
                                                   =========          ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........         $  46,248           $    5,978
Ratio of expenses to average net
  assets after waivers ...................              0.60%(c)             0.60%(a)(c)
Ratio of expenses to average net
  assets before waivers (f) ..............              0.70%(c)             0.79%(a)(c)
Ratio of net investment income to
  average net assets after waivers .......              0.09%(c)            (0.05)%(a)(c)
Ratio of net investment income to
  average net assets before
  waivers (f) ............................             (0.01)%(c)           (0.24)%(a)(c)
Portfolio turnover rate ..................               184%                  79%
  Effect of voluntary expense
   limitation during the period: (f)
   Per share benefit to net
    investment income ....................         $    0.01               $    -

                                                                    CLASS IB
                                           --------------------------------------------------------
                                                                                    MAY 1, 1997*
                                               YEAR ENDED         YEAR ENDED             TO
                                           DECEMBER 31, 1999  DECEMBER 31, 1998   DECEMBER 31, 1997
                                           -----------------  -----------------   -----------------
Net asset value, beginning of period .....     $   16.04           $ 11.92              $  10.00
                                               ---------           -------              --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........         (0.02)            (0.03)                 0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ..........................         11.79              4.15                  2.21
                                               ---------           -------              --------
  Total from investment operations .......         11.77              4.12                  2.23
                                               ---------           -------              --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...             -                 -                 (0.02)
  Dividends in excess of net
   investment income .....................             -                 -                     -
  Distributions from realized gains ......         (0.48)                -                 (0.18)
  Distributions in excess of realized
   gains .................................             -                 -                 (0.11)
                                               ---------           -------              --------
  Total dividends and distributions ......         (0.48)                -                 (0.31)
                                               ---------           -------              --------
Net asset value, end of period ...........     $   27.33           $ 16.04              $  11.92
                                               =========           =======              ========
Total return .............................         73.62%            34.57%                22.42%(b)
                                               =========           =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........    $1,665,635          $461,307               $99,317
Ratio of expenses to average net
  assets after waivers ...................          0.85%(c)          0.85%(c)              0.85%(a)
Ratio of expenses to average net
  assets before waivers (f) ..............          0.95%(c)          1.04%(c)              1.82%(a)
Ratio of net investment income to
  average net assets after waivers .......         (0.16)%(c)        (0.30)%(c)             0.61%(a)
Ratio of net investment income to
  average net assets before
  waivers (f) ............................         (0.26)%(c)        (0.49)%(c)            (0.36)%(a)
Portfolio turnover rate ..................           184%               79%                  116%
  Effect of voluntary expense
   limitation during the period: (f)
   Per share benefit to net
    investment income ....................     $    0.01            $ 0.02              $   0.04

-----
 179    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MFS GROWTH WITH INCOME PORTFOLIO:***



                                                                                         CLASS IB
                                                                                    ------------------
                                                                                        YEAR ENDED
                                                                                     DECEMBER 31, 1999
                                                                                    ------------------
Net asset value, beginning of period ............................................     $ 10.00
                                                                                      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................        0.04
  Net realized and unrealized gain (loss) on investments and foreign currency            0.84
                                                                                      -------
  transactions
  Total from investment operations ..............................................        0.88
                                                                                      -------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................................       (0.04)
Dividends in excess of net investment income ....................................            -
                                                                                     --------
Total dividends and distributions ...............................................       (0.04)
                                                                                     --------
Net asset value, end of period ..................................................    $  10.84
                                                                                     ========
Total return ....................................................................        8.76%
                                                                                     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................    $109,828
Ratio of expenses to average net assets after waivers ...........................        0.85%
Ratio of expenses to average net assets before waivers (f) ......................        1.16%
Ratio of net investment income to average net assets after waivers ..............        0.80%
Ratio of net investment income to average net assets before waivers (f) .........        0.49%
Portfolio turnover rate .........................................................          64%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................     $  0.01



                                    ------------------------- EQ Advisors Trust

-----
  180    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MFS RESEARCH PORTFOLIO:





                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................       $ 14.21
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................          3.24
                                                                                    -------
  Total from investment operations ..........................................          3.26
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.02)
  Dividends in excess of net investment income ..............................             -
  Distributions from realized gains .........................................         (0.39)
  Distributions in excess of realized gains .................................             -
                                                                                   --------
  Total dividends and distributions .........................................         (0.41)
                                                                                   --------
Net asset value, end of period ..............................................       $ 17.06
                                                                                   ========
Total return ................................................................         23.12%
                                                                                   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $685,270
Ratio of expenses to average net assets after waivers .......................          0.85%
Ratio of expenses to average net assets before waivers (f) ..................          0.96%
Ratio of net investment income to average net assets after waivers ..........          0.12%
Ratio of net investment income to average net assets before waivers (f) .....          0.01%
Portfolio turnover rate .....................................................            91%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $  0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $ 11.48           $    10.00
                                                                                   -------           ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................         0.04                 0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................         2.73                 1.58
                                                                                   -------           ----------
  Total from investment operations ..........................................         2.77                 1.60
                                                                                   -------           ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................        (0.04)               (0.02)
  Dividends in excess of net investment income ..............................            -                   -
  Distributions from realized gains .........................................            -                (0.01)
  Distributions in excess of realized gains .................................            -                (0.09)
                                                                                   --------          ----------
  Total dividends and distributions .........................................        (0.04)               (0.12)
                                                                                   --------          ----------
Net asset value, end of period ..............................................      $ 14.21           $    11.48
                                                                                   ========          ==========
Total return ................................................................        24.11%               16.07%(b)
                                                                                   ========          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $407,619          $  114,754
Ratio of expenses to average net assets after waivers .......................         0.85%                0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................         1.05%                1.78%(a)
Ratio of net investment income to average net assets after waivers ..........         0.44%                0.65%(a)
Ratio of net investment income to average net assets before waivers (f) .....         0.24%               (0.28)%(a)
Portfolio turnover rate .....................................................           73%                  51%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................      $  0.02           $     0.03

-----
 181    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................    $   5.79
                                                                                 --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss) ..............................................       (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................        5.55
                                                                                 --------
  Total from investment operations ..........................................        5.54
                                                                                 --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................          -
  Distributions from realized gains .........................................       (0.11)
                                                                                 --------
  Total dividends and distributions .........................................        (0.11)
                                                                                 --------
Net asset value, end of period ..............................................     $ 11.22
                                                                                 ========
Total return ................................................................       95.82%
                                                                                 ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................    $191,581
Ratio of expenses to average net assets after waivers .......................        1.75%
Ratio of expenses to average net assets before waivers (f) ..................        2.38%
Ratio of net investment income to average net assets after waivers ..........       (0.18)%
Ratio of net investment income to average net assets before waivers (f) .....       (0.82)%
Portfolio turnover rate .....................................................         138%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................    $   0.02

                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                   AUGUST 20, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................   $  7.96                $ 10.00
                                                                                -------                -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss) ..............................................      0.03                   0.04
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................     (2.18)                 (2.06)
                                                                                 -------               -------
  Total from investment operations ..........................................     (2.15)                 (2.02)
                                                                                 -------               -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................     (0.02)                 (0.02)
  Distributions from realized gains .........................................         -                      -
                                                                                 -------               -------
  Total dividends and distributions .........................................     (0.02)                 (0.02)
                                                                                -------                -------
Net asset value, end of period ..............................................   $  5.79                $  7.96
                                                                                =======                =======
Total return ................................................................    (27.10)%               (20.16)%(b)
                                                                                =======               ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................   $41,359                $21,433
Ratio of expenses to average net assets after waivers .......................      1.75%                  1.75%(a)
Ratio of expenses to average net assets before waivers (f) ..................      2.63%                  2.61%(a)
Ratio of net investment income to average net assets after waivers ..........      0.73%                  1.96%(a)
Ratio of net investment income to average net assets before waivers (f) .....     (0.09)%                 1.10%(a)
Portfolio turnover rate .....................................................       114%                    25%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................   $  0.03                $  0.02



                                    ------------------------- EQ Advisors Trust

-----
  182 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

EQ/PUTNAM BALANCED PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................       $ 12.16
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.32
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................         (0.32)
                                                                                    -------
  Total from investment operations ..........................................             -
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.32)
  Dividends in excess of net investment income ..............................             -
  Distributions from realized gains .........................................         (0.28)
  Distributions in excess of realized gains .................................         (0.12)
                                                                                    -------
  Total dividends and distributions .........................................         (0.72)
                                                                                    -------
Net asset value, end of period ..............................................       $ 11.44
                                                                                    =======
Total return ................................................................          0.01%
                                                                                    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $104,977
Ratio of expenses to average net assets after waivers .......................          0.90%
Ratio of expenses to average net assets before waivers (f) ..................          1.07%
Ratio of net investment income to average net assets after waivers ..........          2.85%
Ratio of net investment income to average net assets before waivers (f) .....          2.68%
Portfolio turnover rate .....................................................           140%
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................       $  0.02

                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $ 11.21           $ 10.00
                                                                                   -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................         0.25              0.14
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................         1.08              1.30
                                                                                    -------           -------
  Total from investment operations ..........................................         1.33              1.44
                                                                                    -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................        (0.23)            (0.13)
  Dividends in excess of net investment income ..............................            -             (0.01)
  Distributions from realized gains .........................................        (0.15)            (0.09)
  Distributions in excess of realized gains .................................             -                -
                                                                                    -------          -------
  Total dividends and distributions .........................................        (0.38)            (0.23)
                                                                                    -------          -------
Net asset value, end of period ..............................................      $ 12.16           $ 11.21
                                                                                   =======           =======
Total return ................................................................        11.92%            14.38%(b)
                                                                                    =======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................       $75,977         $25,854
Ratio of expenses to average net assets after waivers .......................         0.90%             0.90%(a)
Ratio of expenses to average net assets before waivers (f) ..................         1.25%             2.55%(a)
Ratio of net investment income to average net assets after waivers ..........         2.88%             3.19%(a)
Ratio of net investment income to average net assets before waivers (f) .....         2.53%             1.54%(a)
Portfolio turnover rate .....................................................          135%              117%
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................       $ 0.03          $   0.07

-----
 183 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:



                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................       $ 12.77
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.16
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................         (0.34)
                                                                                    -------
  Total from investment operations ..........................................         (0.18)
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.16)
  Dividends in excess of net investment income ..............................             -
  Distributions from realized gains .........................................         (0.74)
  Distributions in excess of realized gains .................................         (0.13)
                                                                                    -------
  Total dividends and distributions .........................................         (1.03)
                                                                                    -------
Net asset value, end of period ..............................................       $ 11.56
                                                                                    =======
Total return ................................................................         (1.27)%
                                                                                    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................       $544,271
Ratio of expenses to average net assets after waivers .......................          0.85%
Ratio of expenses to average net assets before waivers (f) ..................          0.95%
Ratio of net investment income to average net assets after waivers ..........          1.29%
Ratio of net investment income to average net assets before waivers (f) .....          1.19%
Portfolio turnover rate .....................................................            77%
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................       $  0.01



                                                                                           CLASS IB
                                                                            -------------------------------------
                                                                                                  MAY 1, 1997*
                                                                               YEAR ENDED             TO
                                                                            DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                            -----------------   -----------------
Net asset value, beginning of period ........................................   $ 11.52             $10.00
                                                                                -------             -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................      0.11               0.06
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................      1.35               1.56
                                                                                -------             -------
  Total from investment operations ..........................................      1.46               1.62
                                                                                -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................     (0.11)             (0.06)
  Dividends in excess of net investment income ..............................         -                  -
  Distributions from realized gains .........................................         -              (0.01)
  Distributions in excess of realized gains .................................     (0.10)             (0.03)
                                                                                -------            -------
  Total dividends and distributions .........................................     (0.21)             (0.10)
                                                                                -------            -------
Net asset value, end of period ..............................................   $ 12.77            $ 11.52
                                                                                =======            =======
Total return ................................................................     12.75%             16.23%(b)
                                                                                =======            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................  $460,744           $150,260
Ratio of expenses to average net assets after waivers .......................      0.85%              0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................      1.04%              1.75%(a)
Ratio of net investment income to average net assets after waivers ..........      1.30%              1.67%(a)
Ratio of net investment income to average net assets before waivers (f) .....      1.11%              0.77%(a)
Portfolio turnover rate .....................................................        74%                61%
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................  $   0.02           $   0.03


                                    ------------------------- EQ Advisors Trust

-----
  184 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:



                                                                                CLASS IB
                                                                            -----------------
                                                                                YEAR ENDED
                                                                            DECEMBER 31, 1999
                                                                            -----------------
Net asset value, beginning of period ........................................   $ 13.01
                                                                                -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................      0.07
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................      7.69
                                                                                -------
  Total from investment operations ..........................................      7.76
                                                                                -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................     (0.13)
  Dividends in excess of net investment income ..............................     (0.22)
  Distributions from realized gains .........................................     (1.07)
  Distributions in excess of realized gains .................................        -
                                                                                -------
  Total dividends and distributions .........................................     (1.42)
                                                                                -------
Net asset value, end of period ..............................................   $ 19.35
                                                                                =======
Total return ................................................................     60.24%
                                                                                =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................  $299,159
Ratio of expenses to average net assets after waivers .......................      1.20%
Ratio of expenses to average net assets before waivers (f) ..................      1.26%
Ratio of net investment income to average net assets after waivers ..........      0.54%
Ratio of net investment income to average net assets before waivers (f) .....      0.48%
Portfolio turnover rate .....................................................       119%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................  $   0.01



                                                                                         CLASS IB
                                                                           --------------------------------------
                                                                                                 MAY 1, 1997*
                                                                               YEAR ENDED             TO
                                                                           DECEMBER 31, 1998    DECEMBER 31, 1997
                                                                           -------------------  -----------------
Net asset value, beginning of period ........................................   $ 10.89              $ 10.00
                                                                                -------              -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................      0.05                 0.03
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................      2.07                 0.93
                                                                                -------              -------
  Total from investment operations ..........................................      2.12                 0.96
                                                                                -------              -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         -                (0.02)
  Dividends in excess of net investment income ..............................         -                    -
  Distributions from realized gains .........................................         -                (0.01)
  Distributions in excess of realized gains .................................         -                (0.04)
                                                                                -------              -------
  Total dividends and distributions .........................................         -                (0.07)
                                                                                -------              -------
Net asset value, end of period ..............................................   $ 13.01              $ 10.89
                                                                                =======              =======
Total return ................................................................     19.51%                9.58%(b)
                                                                                =======              =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................  $143,721              $55,178
Ratio of expenses to average net assets after waivers .......................      1.20%                1.20%(a)
Ratio of expenses to average net assets before waivers (f) ..................      1.46%                2.53%(a)
Ratio of net investment income to average net assets after waivers ..........      0.64%                0.74%(a)
Ratio of net investment income to average net assets before waivers (f) .....      0.38%               (0.59)%(a)
Portfolio turnover rate .....................................................        94%                  43%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................  $   0.02              $  0.05

-----
 185 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................       $ 16.79
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............................................         (0.03)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................          5.09
                                                                                    -------
  Total from investment operations ..........................................          5.06
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................             -
  Distributions from realized gains .........................................         (0.44)
  Distributions in excess of realized gains .................................             -
                                                                                    -------
  Total dividends and distributions .........................................         (0.44)
                                                                                    -------
Net asset value, end of period ..............................................       $ 21.41
                                                                                    =======
Total return ................................................................         30.24%
                                                                                    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................       $384,175
Ratio of expenses to average net assets after waivers .......................          0.93%
Ratio of expenses to average net assets before waivers (f) ..................          0.98%
Ratio of net investment income to average net assets after waivers ..........         (0.20)%
Ratio of net investment income to average net assets before waivers (f) .....         (0.25)%
Portfolio turnover rate .....................................................            76%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $  0.01

                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................       $ 12.33          $    10.00
                                                                                    -------          ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............................................          0.01                0.02
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................          4.46                2.45
                                                                                    -------          ----------
  Total from investment operations ..........................................          4.47                2.47
                                                                                    -------          ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.01)              (0.03)
  Distributions from realized gains .........................................             -               (0.04)
  Distributions in excess of realized gains .................................             -               (0.07)
                                                                                    -------          ----------
  Total dividends and distributions .........................................         (0.01)              (0.14)
                                                                                    -------          ----------
Net asset value, end of period ..............................................       $ 16.79          $    12.33
                                                                                    =======          ==========
Total return ................................................................         36.27%              24.70%(b)
                                                                                    =======          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................       $175,015         $   39,695
Ratio of expenses to average net assets after waivers .......................          0.85%               0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................          1.09%               2.13%(a)
Ratio of net investment income to average net assets after waivers ..........          0.14%               0.58%(a)
Ratio of net investment income to average net assets before waivers (f) .....         (0.10)%             (0.70)%(a)
Portfolio turnover rate .....................................................            64%                 47%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $  0.02          $     0.05



                                    ------------------------- EQ Advisors Trust

-----
  186 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

T. ROWE PRICE EQUITY INCOME PORTFOLIO:


                                                                         CLASS IA
                                                           -------------------------------------
                                                                               NOVEMBER 24,
                                                                                   1998*
                                                             YEAR ENDED             TO
                                                            DECEMBER 31,       DECEMBER 31,
                                                                1999               1998
                                                           -------------- ----------------------
Net asset value, beginning of period .....................    $ 12.67             $ 13.22
                                                              -------             -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.28                0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.20               (0.09)+
                                                              -------             -------
  Total from investment operations .......................       0.48               (0.03)
                                                              -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.29)              (0.24)
  Distributions from realized gains ......................      (0.52)              (0.28)
                                                              --------            -------
  Total dividends and distributions ......................      (0.81)              (0.52)
                                                              --------            -------
Net asset value, end of period ...........................    $ 12.34             $ 12.67
                                                              ========            =======
Total return .............................................       3.80%              (0.15)%(b)
                                                              ========            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................    $  5,181            $ 2,415
Ratio of expenses to average net assets after waivers.....       0.60%               0.60%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................       0.72%               0.79%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................       2.15%               2.45%(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................       2.03%               2.26%(a)(c)
Portfolio turnover rate ..................................         31%                 17%
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............    $  0.02              $ 0.03


                                                                                CLASS IB
                                                           ------------------------------------------------
                                                                                            MAY 1, 1997*
                                                             YEAR ENDED      YEAR ENDED          TO
                                                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                1999            1998            1997
                                                           --------------  -------------- -----------------
Net asset value, beginning of period .....................   $  12.67        $   12.08        $ 10.00
                                                             --------        ---------        -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.24             0.22           0.10
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.20             0.87           2.11
                                                             --------        ---------        -------
  Total from investment operations .......................       0.44             1.09           2.21
                                                             --------        ---------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.25)           (0.22)         (0.09)
  Distributions from realized gains ......................      (0.52)           (0.28)         (0.04)
                                                             --------        ---------        -------
  Total dividends and distributions ......................      (0.77)           (0.50)         (0.13)
                                                             --------        ---------        -------
Net asset value, end of period ...........................   $  12.34        $   12.67        $ 12.08
                                                             ========        =========        =======
Total return .............................................       3.54%            9.11%         22.11%(b)
                                                             ========        =========        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................   $273,031        $ 242,001        $99,947
Ratio of expenses to average net assets after waivers.....       0.85%            0.85%(c)       0.85%(a)
Ratio of expenses to average net assets before
  waivers (f) ............................................       0.97%            1.04%(c)       1.74%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................       1.90%            2.20%(c)       2.49%(a)
Ratio of net investment income to average net assets
  before waivers (f) .....................................       1.78%            2.01%(c)       1.60%(a)
Portfolio turnover rate ..................................         31%              17%             9%
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............   $   0.02        $    0.02        $  0.03

-----
 187 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:


                                                                                  CLASS IB
                                                                              ------------------
                                                                                  YEAR ENDED
                                                                              DECEMBER 31, 1999
                                                                              ------------------
Net asset value, beginning of period ........................................      $ 11.10
                                                                                   -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................         0.06
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................         3.46
                                                                                   -------
  Total from investment operations ..........................................         3.52
                                                                                   -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................        (0.05)
  Dividends in excess of net investment income ..............................            -
  Distributions in excess of realized gains .................................        (0.15)
  Tax return of capital distributions .......................................            -
                                                                                   -------
  Total dividends and distributions .........................................        (0.20)
                                                                                   -------
Net asset value, end of period ..............................................      $ 14.42
                                                                                   =======
Total return ................................................................        31.92%
                                                                                   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $214,899
Ratio of expenses to average net assets after waivers .......................         1.20%
Ratio of expenses to average net assets before waivers (f) ..................         1.29%
Ratio of net investment income to average net assets after waivers ..........         0.51%
Ratio of net investment income to average net assets before waivers (f) .....         0.42%
Portfolio turnover rate .....................................................           25%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................      $  0.01


                                                                                           CLASS IB
                                                                             -------------------------------------
                                                                                                   MAY 1, 1997*
                                                                                 YEAR ENDED             TO
                                                                             DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                             -----------------   -----------------
Net asset value, beginning of period ........................................   $  9.85              $  10.00
                                                                                -------              --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................      0.06                  0.02
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................      1.28                 (0.17)
                                                                                -------              --------
  Total from investment operations ..........................................      1.34                 (0.15)
                                                                                -------              --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................     (0.07)                    -
  Dividends in excess of net investment income ..............................     (0.02)                    -
  Distributions in excess of realized gains .................................         -                     -
  Tax return of capital distributions .......................................         -                     -
                                                                                -------              --------
  Total dividends and distributions .........................................     (0.09)                    -
                                                                                -------              --------
Net asset value, end of period ..............................................   $ 11.10              $   9.85
                                                                                =======              ========
Total return ................................................................     13.68%                (1.49)%(b)
                                                                                =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................  $134,653              $ 69,572
Ratio of expenses to average net assets after waivers .......................      1.20%                 1.20%(a)
Ratio of expenses to average net assets before waivers (f) ..................      1.40%                 2.56%(a)
Ratio of net investment income to average net assets after waivers ..........      0.67%                 0.45%(a)
Ratio of net investment income to average net assets before waivers (f) .....      0.47%                (0.91)%(a)
Portfolio turnover rate .....................................................        22%                   17%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................  $   0.02              $   0.05



                                    ------------------------- EQ Advisors Trust

-----
  188 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO:


                                                                           CLASS IA
                                                           ----------------------------------------
                                                                                  NOVEMBER 24,
                                                                                      1998*
                                                               YEAR ENDED              TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  1999                1998
                                                           ----------------- ----------------------
Net asset value, beginning of period .....................     $  10.59           $ 10.40
                                                               --------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................         0.03              0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........         0.19              0.23 +
                                                               --------           -------
  Total from investment operations .......................         0.22              0.26
                                                               --------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................        (0.05)            (0.06)
  Distributions in excess of realized gains ..............            -                 -
  Return of capital distributions ........................            -             (0.01)
                                                               --------           -------
  Total dividends and distributions ......................        (0.05)            (0.07)
                                                               --------           -------
Net asset value, end of period ...........................     $  10.76           $ 10.59
                                                               ========           =======
Total return .............................................         2.07%             2.63%(b)
                                                               ========           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................     $  2,339           $   747
Ratio of expenses to average net assets after waivers.....         0.75%(c)          0.75%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................         0.84%(c)          0.92%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................         0.40%(c)          0.72%(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................         0.32%(c)          0.55%(a)(c)
Portfolio turnover rate ..................................          192%              111%
  Effect of voluntary expense limitation during the
   period: (f)
    Per share benefit to net investment income ...........     $   0.01           $  0.17


                                                                                    CLASS IB
                                                              --------------------------------------------------
                                                                                                  MAY 1, 1997*
                                                                YEAR ENDED       YEAR ENDED            TO
                                                               DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                   1999             1998               1997
                                                              ---------------  --------------    ---------------
Net asset value, beginning of period .....................        $ 10.61         $  11.85          $ 10.00
                                                                  -------         --------          -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................           0.02             0.05             0.01
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........           0.17            (1.24)            1.90
                                                                  -------         --------          -------
  Total from investment operations .......................           0.19            (1.19)            1.91
                                                                  -------         --------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................          (0.02)           (0.04)           (0.01)
  Distributions in excess of realized gains ..............              -                -            (0.05)
  Return of capital distributions ........................              -            (0.01)               -
                                                                  -------         --------          -------
  Total dividends and distributions ......................          (0.02)           (0.05)           (0.06)
                                                                  -------         --------          -------
Net asset value, end of period ...........................        $ 10.78         $  10.61          $ 11.85
                                                                  =======         ========          =======
Total return .............................................           1.80%          (10.02)%          19.15%(b)
                                                                  =======         ========          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................       $149,618         $166,746         $120,880
Ratio of expenses to average net assets after waivers.....           1.00%(c)         1.00%(c)         1.00%(a)
Ratio of expenses to average net assets before
  waivers (f) ............................................           1.09%(c)         1.17%(c)         1.70%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................           0.21%(c)         0.47%(c)         0.26%(a)
Ratio of net investment income to average net assets
  before waivers (f) .....................................           0.12%(c)         0.30%(c)        (0.44)%(a)
Portfolio turnover rate ..................................            192%             111%              44%
  Effect of voluntary expense limitation during the
   period: (f)
    Per share benefit to net investment income ...........       $   0.02          $  0.02          $  0.03


----------
*     Commencement of Operations
**    Commenced operations on January 1, 1998.
***   Commenced operations on January 1, 1999.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(a)   Annualized

(b)   Total return is not annualized.

(c) Reflects overall Portfolio ratios for investment income and non-class specific expense.

-----
 189 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information for each of the preceding periods is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.

(f) For further information concerning fee waivers see the section entitled "Expense Limitation Agreement" in this Prospectus.



                                    ------------------------- EQ Advisors Trust

10 PRIOR PERFORMANCE OF EACH ADVISER

----------------
   190 PRIOR PERFORMANCE OF EACH ADVISER
--------------------------------------------------------------------------------

The following table provides information concerning the historical performance of another registered investment company (or series) and/or other institutional private accounts managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided only for the J.P. Morgan Active Fixed Income Composite, the Capital Guardian U.S. Equity Research Portfolio Diversified Composite, the Capital Guardian U.S. Equity Composite, and the Capital Guardian Non-U.S Equity Composite (collectively, the "Composites"). The total returns for each Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by J.P. Morgan's and Capital Guardian's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by J.P. Morgan and Capital Guardian that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflect all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

The performance results for the registered investment companies or Composite presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such

-----
 191 PRIOR PERFORMANCE OF EACH ADVISER
--------------------------------------------------------------------------------

Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.

The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/99

The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.


                                                                1           5          10         Since      Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)      Year       Years       Years     Inception      Date
-----------------------------------------------------------------------------------------------------------------------------
Benchmark
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS(9),(13) (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                               29.42%      N/A         N/A        38.65%      10/1/96
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                               21.04%      N/A         N/A        21.60%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE TECHNOLOGY FUND - ADVISOR CLASS(13) (EQ/ALLIANCE TECHNOLOGY PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                               71.78%     38.52%      29.98%       N/A        3/1/82
-----------------------------------------------------------------------------------------------------------------------------
NASDAQ Composite Index                                         85.59%     40.17%      24.50%       N/A
-----------------------------------------------------------------------------------------------------------------------------
 BT ADVISORS FUNDS - EAFE EQUITY INDEX FUND - INSTITUTIONAL CLASS(12) (BT INTERNATIONAL EQUITY INDEX PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                               27.95%      N/A         N/A        14.07%      1/24/96
-----------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                             26.96%      N/A         N/A        13.88%
-----------------------------------------------------------------------------------------------------------------------------
 BT ADVISORS FUNDS - SMALL CAP INDEX FUND-INSTITUTIONAL CLASS(12) (BT SMALL COMPANY INDEX PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                               21.70%      N/A         N/A        14.41%      7/10/96
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                          21.26%      N/A         N/A        14.52%
-----------------------------------------------------------------------------------------------------------------------------
 BT INSTITUTIONAL FUNDS - EQUITY 500 INDEX FUND - INSTITUTIONAL CLASS(12) (BT EQUITY 500 INDEX PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                               20.75%     28.46%       N/A        21.45%      12/31/92
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                               21.04%     28.56%       N/A        21.53%
-----------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE(12) (CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                               70.77%     23.99%      15.31%       N/A        12/31/78
-----------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                             26.96%     12.83%       7.01%       N/A
-----------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN U.S. EQUITY COMPOSITE(12) (CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                               23.83%     27.70%      17.97%       N/A        12/31/66
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                               21.04%     28.56%      18.19%       N/A
-----------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE(12) (CAPITAL GUARDIAN RESEARCH PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                               24.23%     29.43%       N/A        22.62%      3/31/93
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                               21.04%     28.56%       N/A        21.58%
-----------------------------------------------------------------------------------------------------------------------------
 EVERGREEN FUND - CLASS Y SHARES(13) (EQ/EVERGREEN PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                               16.05%     21.21%      14.17%       N/A        10/15/71
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                               21.04%     28.56%      18.19%       N/A
-----------------------------------------------------------------------------------------------------------------------------


                                    ------------------------- EQ Advisors Trust

-----
  192 PRIOR PERFORMANCE OF EACH ADVISER
--------------------------------------------------------------------------------



                                                                                                  1            5
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                       Year         Years
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN FOUNDATION FUND - CLASS Y SHARES(13) (EQ/EVERGREEN FOUNDATION PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                13.69%       18.32%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                21.04%       28.56%
-----------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN ACTIVE FIXED INCOME COMPOSITE(12) (J.P. MORGAN CORE BOND PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 0.08%        8.29%
-----------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Broad Investment Grade Bond Index(1)                                           (0.82)%       7.74%
-----------------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD EQUITY PORTFOLIO(12) (LAZARD LARGE CAP VALUE PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 4.23%       20.36%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                21.04%       28.55%
-----------------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO(12) (LAZARD SMALL CAP VALUE PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 1.77%       11.39%
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                                                           21.26%       16.69%
-----------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS TRUST(2),(12) (MFS GROWTH WITH INCOME PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 0.81%       23.42%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                21.04%       28.55%
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH BASIC VALUE FOCUS FUND(12) (MERCURY BASIC VALUE EQUITY PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                21.12%       19.35%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                21.04%       28.55%
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND(12) (MERCURY WORLD STRATEGY PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                21.37%       13.11%
-----------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                                                              26.96%       12.83%
-----------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH FUND(6),(13) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                41.45%       28.05%
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                                                           21.26%       16.69%
-----------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH FUND(10),(12) (MFS RESEARCH PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                16.70%       24.43%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                21.04%       28.56%
-----------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO(7),(13) (MORGAN STANLEY EMERGING MARKETS
EQUITY PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               105.14%        9.20%
-----------------------------------------------------------------------------------------------------------------------------
IFC Global Total Return Composite Index(8)                                                      62.69%        0.75%
-----------------------------------------------------------------------------------------------------------------------------
THE GEORGE PUTNAM FUND OF BOSTON(10),(12) (EQ/PUTNAM BALANCED PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 0.12%       15.18%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                21.04%       28.56%
-----------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH & INCOME FUND II(10),(13) (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                (0.91)%       N/A
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                21.04%        N/A
-----------------------------------------------------------------------------------------------------------------------------



                                                                                                10         Since       Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                      Years     Inception        Date
--------------------------------------------------------------------------------------------------------------------------------
EVERGREEN FOUNDATION FUND - CLASS Y SHARES(13) (EQ/EVERGREEN FOUNDATION PORTFOLIO)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                N/A         16.57%      1/2/90
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                N/A         16.16%
--------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN ACTIVE FIXED INCOME COMPOSITE(12) (J.P. MORGAN CORE BOND PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               8.44%         9.91%      5/31/77
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Broad Investment Grade Bond Index(1)                                          7.75%         N/A
--------------------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD EQUITY PORTFOLIO(12) (LAZARD LARGE CAP VALUE PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              14.83%        14.08%      6/87
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                              18.21%        16.85%
--------------------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO(12) (LAZARD SMALL CAP VALUE PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                N/A         14.24%      10/1/91
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                                                           N/A         14.77%
--------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS TRUST(2),(12) (MFS GROWTH WITH INCOME PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              15.83%         N/A        7/15/24
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                              18.21%         N/A
--------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH BASIC VALUE FOCUS FUND(12) (MERCURY BASIC VALUE EQUITY PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                N/A         16.60%      7/1/93
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                N/A         22.46%(2)
--------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND12 (MERCURY WORLD STRATEGY PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                N/A         11.00%      2/28/92
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                                                              N/A         12.00%
--------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH FUND(6),(13) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              24.72%         N/A        12/29/86
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                                                         13.40%         N/A
--------------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH FUND(10),(12) (MFS RESEARCH PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              17.53%         N/A        10/13/71
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                              18.21%         N/A
--------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO(7),(13) (MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                N/A         16.40%      9/25/92
--------------------------------------------------------------------------------------------------------------------------------
IFC Global Total Return Composite Index(8)                                                      N/A          7.73%
--------------------------------------------------------------------------------------------------------------------------------
THE GEORGE PUTNAM FUND OF BOSTON(10),(12) (EQ/PUTNAM BALANCED PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              11.39%         N/A        11/5/37
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                              18.21%         N/A
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH & INCOME FUND II(10),(13) (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                N/A         17.65%      1/5/95
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                                                N/A         28.58%
--------------------------------------------------------------------------------------------------------------------------------

-----
 193 PRIOR PERFORMANCE OF EACH ADVISER
--------------------------------------------------------------------------------


                                                                 1          5            10         Since       Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)       Year      Years         Years     Inception       Date
-------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL GROWTH FUND(10),(13)(EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
-------------------------------------------------------------------------------------------------------------------------
                                                               60.77%     24.41%         N/A        17.82%       2/28/91
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                             26.96%     12.83%         N/A         9.62%
-------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS FUND(10),(12)(EQ/PUTNAM INVESTORS GROWTH PORTFOLIO)
-------------------------------------------------------------------------------------------------------------------------
                                                               30.14%     31.69%        19.81%       N/A         12/1/25
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                               21.04%     28.51%        18.21%       N/A
-------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME FUND(12) (T. ROWE PRICE EQUITY INCOME PORTFOLIO)
-------------------------------------------------------------------------------------------------------------------------
                                                                3.82%     18.59%        14.14%      15.67%       10/31/85
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                               21.04%     28.51%        18.21%       N/A
-------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK FUND(12) (T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO)
-------------------------------------------------------------------------------------------------------------------------
                                                               34.60%     15.71%        11.38%      15.17%       5/9/80
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5)                                             27.30%     13.15%         7.33%       N/A
-------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE FUND(13) (WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO)
-------------------------------------------------------------------------------------------------------------------------
                                                                7.55%      N/A           N/A        14.21%       12/29/95
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(11)                                   (1.49)%     N/A           N/A        10.19%
-------------------------------------------------------------------------------------------------------------------------



(1) The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged, weighted index that contains approximately 4,700 individually priced investment grade bonds.

(2)  Since inception percentage was calculated as of 6-30-93.

(3) The S&P 500 Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Russell 2000 Index is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

(5) The Morgan Stanley Capital International EAFE Index ("EAFE Index") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. EAFE Index assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

(6) The results for the MFS Emerging Growth Fund (Class B shares) do not reflect sales charges that may be imposed on the such shares.

(7) The Class B shares of the Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The expense ratio of Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio has been capped at 1.75% since inception.

(8) The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.

(9) Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.

(10) Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.

(11) The Russell 2000 Value Index ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

(12) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.

(13) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were higher than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.



                                    ------------------------- EQ Advisors Trust

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      194
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If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2000, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953

                               EQ ADVISORS TRUST(SM)





                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2000



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for the EQ Advisors Trust ("Trust") dated May 1, 2000, which may be obtained without charge by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.



                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       -----
     Trust History ...................................................   2
     Description of the Trust and its Investments and Risks ..........   2
     Trust Policies ..................................................   3
     Investment Strategies and Risks .................................   8
     Management of the Trust .........................................  37
     Investment Management and Other Services ........................  41
     Brokerage Allocation and Other Strategies .......................  55
     Purchase and Pricing of Shares ..................................  62
     Redemption of Shares ............................................  63
     Taxation ........................................................  64
     Portfolio Performance ...........................................  65
     Code of Ethics ..................................................  66
     Other Services ..................................................  66
     Financial Statements ............................................  66


MASTER
--------------------------------------------------------------------------------

TRUST HISTORY

EQ Advisors Trust (the "Trust") is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust is organized as a Delaware business trust and was formed on October 31, 1996 under the name "787 Trust." The Trust changed its name to "EQ Advisors Trust" effective November 25, 1996.


DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

The Trust currently offers two classes of shares on behalf of the following
Portfolios: the Alliance Common Stock Portfolio, Alliance Conservative Investors Portfolio, Alliance Equity Index Portfolio, Alliance Global Portfolio, Alliance Growth and Income Portfolio, Alliance Growth Investors Portfolio, Alliance High Yield Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance International Portfolio, Alliance Money Market Portfolio, Alliance Quality Bond Portfolio, and Alliance Small Cap Growth Portfolio (collectively referred to herein as the "Alliance Portfolios"), EQ/Aggressive Stock Portfolio, EQ/Balanced Portfolio, T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio, EQ/Putnam Balanced Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, MFS Growth with Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Warburg Pincus Small Company Value Portfolio, Mercury World Strategy Portfolio, Mercury Basic Value Equity Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, J.P. Morgan Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, BT Equity 500 Index Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, Capital Guardian International Portfolio, Calvert Socially Responsible Portfolio and EQ/Alliance Technology Portfolio (collectively, together with the Alliance Portfolios, referred to herein as the "Portfolios"). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to distribution fees imposed under a distribution plan ("Class IB Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.


Both classes of shares are offered under the Trust's multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses"; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares pursuant to the Class IB Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Trust's shares are currently sold to: (i) insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contract" or collectively, "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC"), as well as insurance company separate accounts of: Integrity Life Insurance Company, National Integrity Life Insurance Company, The American Franklin Life Insurance Company, and Transamerica Occidental Life Insurance Company, each of which is unaffiliated with Equitable; and (ii) to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan").

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that the interests of owners of various contracts participating in the Trust through separate accounts might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices.


LEGAL CONSIDERATIONS

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at any meeting.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. The Amended and Restated Declaration of Trust of the Trust requires the affirmative vote of a majority of the outstanding shares of the Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.


TRUST POLICIES


FUNDAMENTAL RESTRICTIONS

Each Portfolio has also adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio. Set forth below are each of the fundamental restrictions adopted by each of the Portfolios. Fundamental policies (5) and (6) below shall not apply to the Morgan Stanley Emerging Markets Equity Portfolio, the Mercury World Strategy Portfolio and the Lazard Small Cap Value Portfolio. Certain non-fundamental operating policies are also described in this section because of their direct relevance to the fundamental restrictions adopted by the Portfolios.

Each Portfolio, except as described directly above, may not as a matter of fundamental policy:

(1) Borrow money, except that:

     a. each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes (except the Lazard Large Cap Value Portfolio, which may also borrow for leveraging purposes) and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolios' respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolios' respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law (except that the Mercury World Strategy Portfolio and the Mercury Basic Value Equity Portfolio may purchase securities on margin to the extent permitted by applicable law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law. In addition, the Lazard Large Cap Value Portfolio may borrow for leveraging purposes (in order to increase its investment in portfolio securities) to the extent that the amount so borrowed does not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings);

     b. as a matter of non-fundamental operating policy, no Portfolio, except the Lazard Large Cap Value Portfolio, will purchase additional securities when money borrowed exceeds 5% of its total assets;

     c. the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio, EQ/Putnam Balanced Portfolio, and Lazard Large Cap Value Portfolio each, as a matter of non-fundamental operating policy, may borrow only from banks
          (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 10% of the applicable Portfolio's net assets (taken at lower of cost or current value), not including the amount borrowed, at the time the borrowing is made. Each Portfolio will repay borrowings made for the purposes specified above before any additional investments are purchased;

     d. the Mercury World Strategy Portfolio, as a matter of fundamental policy, and the Mercury Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may, to the extent permitted by applicable law, borrow up to an additional 5% of their respective total assets for temporary purposes;

     e. the Lazard Small Cap Value Portfolio, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 15% of the Portfolio's net assets, not including the amount borrowed, at the time the borrowing is made. The Lazard Small Cap Value Portfolio will repay borrowings before any additional investments are purchased;


     f. the Warburg Pincus Small Company Value Portfolio and J.P. Morgan Core Bond Portfolio, each as a matter of non-fundamental operating policy, may borrow only from banks for extraordinary or emergency purposes, provided such amount shall not exceed 30% of the respective Portfolio's total assets, not including the amount borrowed, at the time the borrowing is made;


     g. EQ/Evergreen Portfolio and EQ/Evergreen Foundation Portfolio, each as a matter of non-fundamental policy, may, in addition to the amount specified above, also borrow up to an additional 5% of its total assets from banks or other lenders;

     h. the MFS Growth with Income Portfolio, as a matter of non-fundamental policy, may borrow up to 10% of its total assets (taken at cost), or its net assets (taken at market value), whichever is less, but only as a temporary measure for extraordinary or emergency purposes;


     i. the EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, Capital Guardian International Portfolio and EQ/Alliance Technology Portfolio as a matter of non-fundamental operating policy, may only borrow for temporary or emergency purposes, provided such amount does not exceed 5% of the Portfolio's total assets at the time the borrowing is made;

     j. The Alliance Portfolios, EQ/Aggressive Stock Portfolio and EQ/Balanced Portfolio, as a matter of non-fundamental operating policy, may borrow money only from banks: (i) for temporary purposes; (ii) to pledge assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes); (iii) to make margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies; or (iv) with respect to Alliance Quality Bond Portfolio, in connection with transactions in interest rate swaps, caps and floors.

(2) Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and
    (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities;

(3) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to investments by the Alliance Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. In addition, the United States, state or local governments, or related agencies or instrumentalities are not considered an industry. Industries are determined by reference to the classifications of industries set forth in each Portfolio's semi-annual and annual reports;

(4) Make loans, except that:

     a. This restriction shall not apply to the Alliance High Yield Portfolio and Alliance Intermediate Government Securities Portfolio and each may make secured loans, including lending cash or portfolio securities with limitation.

     b. each other Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets (50% in the case of each of the other Alliance Portfolios); (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. Each Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in mortgages, as not subject to this limitation;


     c. the EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam International Equity Portfolio, as a matter of non-fundamental operating policy, may purchase debt obligations consistent with the respective investment objectives and policies of each of those
         Portfolios: (i) by entering into repurchase agreements with respect to not more than 25% of the Portfolios' respective total assets (taken at current value) or (ii) through the lending of the Portfolios' portfolio securities with respect to not more than 25% of the Portfolios' respective total assets (taken at current value);

     d. the MFS Emerging Growth Companies Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio, as a matter of non-fundamental operating policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of such Portfolio's total assets (taken at market value); and

     e. the Warburg Pincus Small Company Value Portfolio, the Mercury World Strategy Portfolio, and the Mercury Basic Value Equity Portfolio, as a matter of non-fundamental policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 20% of such Portfolio's total assets (taken at market value);

     f. the Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio, as a matter of non-fundamental policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 10% of such Portfolio's total assets (taken at market value);

     g. MFS Growth with Income Portfolio, as a matter of non-fundamental operating policy, may lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 25% of its net assets (taken at market value);

     h. the EQ/Alliance Premier Growth Portfolio and EQ/Alliance Technology Portfolio, as a matter of non-fundamental policy, each may not make loans of its assets, which will not be considered as including the purchase of publicly-distributed debt obligations in accordance with its investment objectives, except that each Portfolio may lend its portfolio securities to the extent permitted in (4)(b) above;


     i. the Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio and Capital Guardian International Portfolio, as a matter of fundamental policy, will not make loans;


     j. The Alliance Portfolios, EQ/Aggressive Stock Portfolio, and EQ/Balanced Portfolio, as a matter of non-fundamental policy, will also treat this restriction as not preventing any such Portfolio from purchasing debt obligations as consistent with its investment policies, government obligations, short-term commercial paper, or publicly-traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates and loans made under insurance policies;


(5) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies:*

     a. As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

     b. The Alliance Money Market Portfolio, as a matter of non-fundamental policy, will not invest more than 5% of its total assets in securities of any one issuer, other than U.S. Government securities, except that it may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 of the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Alliance Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of its total assets, at the time a Second Tier Security is acquired, in Second Tier Securities;

(6) Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies);*

(7) Purchase or sell real estate, except that:


     a. each Portfolio, except the J.P. Morgan Core Bond Portfolio, may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     b. the J.P. Morgan Core Bond Portfolio may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein (iii) make direct investments in mortgages, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities including mortgages;


(8) Issue senior securities except in compliance with the 1940 Act; or
----------
* The Morgan Stanley Emerging Markets Equity, Mercury World Strategy and Lazard Small Cap Value Portfolios are classified as non-diversified investment companies under the 1940 Act and therefore, these restrictions are not applicable to these Portfolios.

(9) Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.


NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to each Portfolio, but are not fundamental. They may be changed for any Portfolio without a vote of that Portfolio's shareholders.

Each Portfolio may not:


(1) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value. As a matter of operating policy, the Alliance Money Market Portfolio, the MFS Research Portfolio, the Lazard Large Cap Value Portfolio, the Lazard Small Cap Value Portfolio, the Capital Guardian Research Portfolio, the Capital Guardian U.S. Equity Portfolio and the Capital Guardian International Portfolio may not invest in commodities or commodity contracts including futures contracts. As a matter of operating policy, the EQ/Aggressive Stock Portfolio, EQ/ Balanced Portfolio, Alliance Common Stock Portfolio, Alliance Conservative Investors Portfolio, Alliance Equity Index Portfolio, Alliance Global Portfolio, Alliance Growth and Income Portfolio, Alliance Growth Investors Portfolio, Alliance High Yield Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance International Portfolio, Alliance Quality Bond Portfolio, Alliance Small Cap Growth Portfolio, EQ/Alliance Premier Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio and the EQ/Alliance Technology Portfolio may purchase and sell exchange-traded index options and stock index futures contracts;

(2) Purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board of Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of each Portfolio's net assets (10% for the Alliance Money Market Portfolio, the Warburg Pincus Small Company Value Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio and the EQ/Alliance Technology Portfolio) would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Trust's Board are not subject to the limitations set forth in this investment restriction;


(3) Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;


(4) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the respective total assets of each Portfolio (except as specified below for the EQ/Putnam International Equity Portfolio, Mercury World Strategy Portfolio, Mercury Basic Value Equity Portfolio and MFS Investor Portfolio). Such mortgaging, pledging or hypothecating may not exceed 15% of EQ/Putnam International Equity Portfolio's total assets; 10% of each of the Mercury World Strategy Portfolio's and Mercury Basic Value Equity Portfolio's total assets, (taken at the lower of cost or market value); and 15% of MFS Investor Portfolio's gross assets (taken at cost), each taken at the time of the permissible borrowing or investment. The Alliance Portfolios, the EQ/Aggressive Stock Portfolio and the EQ/Balance Portfolio, will not pledge assets for leveraging purposes. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(5) Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that the MFS Emerging Growth Companies Portfolio, Warburg Pincus Small Company Value Portfolio, Mercury World Strategy Portfolio, Mercury Basic Value Equity Portfolio, J.P. Morgan Core Bond Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio and Capital Guardian International Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;


(6) Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Portfolio's Prospectus and Statement of Additional Information, as may be amended from time to time; or


(7) Effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, or currency transactions will not be deemed to constitute selling securities short. As a matter of operating policy, the Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, Capital Guardian International Portfolio and EQ/Alliance Technology Portfolio will not effect short sales of securities or property.



INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolios' principal investment strategies discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described in the descriptions below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

ASSET-BACKED SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


BRADY BONDS. As indicated in Appendix A, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are United States dollar-denominated) and they are actively traded in the over the counter secondary market Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to that Portfolio.


CONVERTIBLE SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DEPOSITARY RECEIPTS. As indicated in Appendix A, certain of the Portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described below .

Depositary receipts may be "sponsored" or "unsponsored". Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a Portfolio's investment policies, the Portfolio's investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. Each Portfolio (except the MFS Research Portfolio and the Alliance Money Market Portfolio) may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar bank obligations are United States dollar-denominated certificates of deposit and time deposits issued outside the United States capital markets by foreign branches of United States banks and by foreign banks. Yankee dollar bank obligations are United States dollar-denominated obligations issued in the United States capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FLOATERS AND INVERSE FLOATERS. As indicated in Appendix A, certain of the Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities".

In addition, the Morgan Stanley Emerging Markets Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate ("LIBOR"). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN CURRENCY TRANSACTIONS. As indicated in Appendix A, certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign governments or central banks, by currency controls or political developments in the United States or abroad. For example, significant uncertainty surrounds the recent introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio. Certain Portfolios may also invest in the following types of foreign currency transactions:

FORWARD FOREIGN CURRENCY TRANSACTIONS. As indicated in Appendix A, certain of the Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio's use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the United States dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio's Adviser believes that one currency may experience a substantial movement against another currency, including the United States dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and program. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each Portfolio values its assets daily in terms of United States dollars, it does not intend to convert its holdings of foreign currencies into United States dollars on a daily basis. The Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES. As indicated in Appendix A, certain of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered "covered" if, so long as the Portfolio is obligated as the writer of the put, it segregates with the Portfolio's custodian cash, United States Government securities or other liquid high-grade debt securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered "covered" only if the Portfolio owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-United States dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in United States dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.


OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. As indicated in Appendix A, certain of the Portfolios may engage in over the counter options on foreign currency transactions. Each Alliance Portfolio (other than Alliance Equity Index Portfolio, Alliance Money Market Portfolio, and Alliance Intermediate Government Securities Portfolio), EQ/Aggressive Stock Portfolio, EQ/Balanced Portfolio and the Mercury World Strategy Portfolio will engage in over the counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the over the counter market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.


Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

For additional information concerning the risks associated with utilizing options, forward foreign currency exchange contracts, please see "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts" in this section.

FOREIGN SECURITIES. As indicated in Appendix A, certain of the Portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United

States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See "Emerging Markets Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in United States dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

EMERGING MARKET SECURITIES. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

EASTERN EUROPEAN AND RUSSIAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a Portfolio's investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with a Portfolio's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

LATIN AMERICA

Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

PACIFIC BASIN REGION. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the United States dollar will result in corresponding changes in the United States dollar value of a Portfolio's assets denominated in those currencies.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Trust's custodian and to maintain in that account cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments, when-issued or delayed delivery commitments.

Each Portfolio (except the Warburg Pincus Small Company Value Portfolio) may make contracts to purchase forward commitments if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the Securities and Exchange Commission ("SEC"), purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

FUTURES TRANSACTIONS. For information on "Futures Transactions," see the discussion in this section under "Options and Futures Transactions."

HYBRID INSTRUMENTS. As indicated in Appendix A, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.


Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.


ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. Except for funds-of-funds, the 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody's Investors Service Inc. ("Moody's") or Bbb or higher by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities.

Lower quality fixed income securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations ("NRSRO") (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to this Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

It is the policy of each Portfolio's Adviser to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on:
(i) the high yield bond market; (ii) the value of high yield securities; and
(iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS. As indicated in Appendix A, certain of the Portfolios may invest a portion of each of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or assets in an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a "novation" (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a United States Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the United States Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the United States Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the United States Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy or sell those securities at any particular time.


The J.P. Morgan Core Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

MORTGAGE DOLLAR ROLLS. The J.P. Morgan Core Bond Portfolio may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed.


MUNICIPAL SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in municipal securities ("municipals"), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. As indicated in Appendix A, the BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio each may not at any time commit more than 20% of its assets to options and futures contracts. The MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio will not enter a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio's total assets.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.


The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over the counter option and the resulting inability to close a futures position or over the counter option prior to its maturity date.


Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

FUTURES TRANSACTIONS. As indicated in Appendix A, certain of the Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

OPTIONS ON FUTURES CONTRACTS. As indicated in Appendix A, certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will write only options on futures contracts which are "covered." A Portfolio will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered "covered" with respect to a call option it has written on a securities index future if the

Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios will not engage in transactions in futures contracts and related options for speculation. In addition, the Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts" on page 29.

As indicated in Appendix A, certain of the Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options generally will not exceed 25% of its total assets. However, the Warburg Pincus Small Company Value Portfolio may commit up to 10% of its total assets to premiums when purchasing put or call options.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, United States Government securities or other liquid securities having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Portfolio may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

SECURITIES INDEX OPTIONS. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. Each Portfolio writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio's Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OVER THE COUNTER OPTIONS. As indicated in Appendix A, certain of the Portfolios may engage in over the counter put and call option transactions. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as "cover" for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.



RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CURRENCY
CONTRACTS

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange ("exchange"). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.


Options traded in the over the counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.


The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A Portfolio's Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Portfolio's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

FOREIGN OPTIONS AND FUTURES. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio's order is placed and the time it is liquidated, offset or exercised.

FOREIGN CURRENCY CONTRACTS. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio's Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs.

PASSIVE FOREIGN INVESTMENT COMPANIES. As indicated in Appendix A, certain of the Portfolios may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as passive foreign investment companies.

The Portfolios are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and, consequently, each Portfolio may have to subject any of its investments in other investment companies, including PFICs, to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in passive foreign investment companies also involve the risk of foreign securities, as described above.

PAYMENT-IN-KIND BONDS. As indicated in Appendix A, certain of the Portfolios may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.


REPURCHASE AGREEMENTS. Each Portfolio, other than the Alliance Equity Index Portfolio, may enter into repurchase agreements with qualified and banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.


Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements (with respect to United States Government obligations, certificates of deposit, or bankers' acceptances) with registered brokers-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio's Adviser, pursuant to guidelines adopted by the Board of Trustees. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

REAL ESTATE INVESTMENT TRUSTS. As indicated in Appendix A, certain of the Portfolios may each invest up to 15% of its respective net assets in investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. As indicated in Appendix A, certain of the Portfolios may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Fundamental Restrictions" for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In "dollar roll" transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

SECURITIES LOANS. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.


Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.


SHORT SALES AGAINST THE BOX. As indicated in Appendix A, certain of the Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Each Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which a Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

SMALL COMPANY SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.


STRUCTURED NOTES. The Alliance Portfolios, EQ/Aggressive Stock Portfolio, EQ Balanced Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Because structured notes of the type in which the Morgan Stanley Emerging Markets Equity Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Morgan Stanley Emerging Markets Equity Portfolio may invest in a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured notes. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Morgan Stanley Emerging Markets Equity Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

SWAPS. As indicated in Appendix A, certain Portfolios may each invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.


A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that these swaps are entered into for hedging purposes, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, United States Government securities, or high grade debt obligations. No Portfolio will enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

UNITED STATES GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

WARRANTS. All of the Portfolios (except the Alliance Money Market Portfolio), may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.



The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.



ZERO COUPON BONDS. As indicated in Appendix A, certain Portfolios may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to investors in such instruments. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.



PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and increases realized gains and losses. See "Financial Highlights" in the Prospectus for the actual portfolio turnover rates of the Portfolios through December 31, 1999.

MANAGEMENT OF THE TRUST

The Board has the responsibility for the overall management of the Trust and its Portfolios, including general supervision and review of the investment activities and the conformity with Delaware Law and the stated policies of the Trust's Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.


As of December 31, 1999 the Trustees and officers of the Trust, as a group, owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the Trust's shares of beneficial interest.


THE TRUSTEES




NAME AND AGE                                    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------- ----------------------------------------------------
Peter D. Noris* (44) .......................... From May 1995 to present, Executive Vice
President and Trustee                           President and Chief Investment Officer, Equitable;
                                                from 1992 to 1995, Vice President, Salomon Brothers
                                                Inc.; from July 1995 to present,
                                                Director, Alliance Capital Management, L.P.; from
                                                July 1995 to October 1999, Trustee, Hudson River
                                                Trust (investment company); from November 1996 to
                                                present, Executive Vice President, AXA Advisors LLC.
Theodossios (Ted) Athanassiades (60) .......... From 1994 to present, Director, Atlantic Bank of
Trustee                                         New York; 1996, Vice-Chairman, Metropolitan
                                                Life Insurance Company; from 1993-1995, President
                                                and Chief Operating Officer, Metropolitan
                                                Life Insurance Company.
Jettie M. Edwards (53) ........................ From 1986 to present, Partner and Consultant,
Trustee                                         Syrus Associates (business and marketing
                                                consulting firm); from 1992 to present, Trustee,
                                                Provident Investment Counsel Trust
                                                (investment company); from 1995   to present,
                                                Director, The PBHG Funds, Inc. (investment company).
David W. Fox (68) ............................. From 1987 to present, Director of USG
Trustee                                         Corporation; Public Governor (1989 to present)
                                                and Chairman (1996 to present) of the Chicago
                                                Stock Exchange; from 1990-1995, Chairman and
                                                Chief Executive Officer, Northern Trust
                                                Corporation.
Michael Hegarty* (55) ......................... From April 1998 to present, Director, President
Trustee                                         and Chief Operating Officer, Equitable; from 1996
                                                to 1998, Vice Chairman, Chase Manhattan Corporation;
                                                from 1995 to 1996, Vice Chairman, Chemical
                                                Bank (Chase Manhattan Corporation and Chemical Bank
                                                merged in 1996); from 1991 to 1995, Senior Executive
                                                Vice President, Chemical Bank.

NAME AND AGE                                  PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
--------------------------------------------- ----------------------------------------------------
William M. Kearns, Jr. (64) ................. From 1994 to present, President, W.M. Kearns &
Trustee                                       Co., Inc. (private investment company); from 1998
                                              to present, Vice Chairman, Keefe Managers,
                                              Inc. (financial services funds); Director, Malibu
                                              Entertainment Worldwide, Inc., Marine Transport
                                              Corporation, Selective Insurance Group, Inc.,
                                              Transistor Devices, Inc., as well as a number of
                                              private and venture backed companies.
Christopher P.A. Komisarjevsky (55) ......... From 1998 to present, President and Chief
Trustee                                       Executive Officer, Burson-Marsteller Worldwide
                                              (public relations); from 1996 to 1998, President
                                              and Chief Executive Officer, Burson-Marstellar USA;
                                              from 1994 to 1995, President and Chief Executive
                                              Officer, Gavin Anderson & Company, New York.
Harvey Rosenthal (57) ....................... From 1996 to present, Consultant/Director; from
Trustee                                       1994 to 1996, President and Chief Operating
                                              Officer, Melville Corporation (now CVS
                                              Corporation); Director, Schein Pharmaceutical, Inc.
                                              and LoJack Corporation.
Gary S. Schpero* (46) ....................... Prior to January 1, 2000, Partner of Simpson
Trustee                                       Thacher & Bartlett (law firm) and Managing
                                              Partner of Investment Management
                                              and Investment Company Practice
                                              Group for approximately fifteen
                                              years.


----------
*     "Interested person" of the Trust (as that term is defined in the 1940
      Act).

COMMITTEES OF THE BOARD

The Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940
Act) ("Independent Trustees"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate independent trustee candidates and review the compensation arrangements for each of the Trustees.


The Trust has a Valuation Committee consisting of Peter D. Noris, Steven M. Joenk, Kevin R. Byrne, Brian S. O'Neil, and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Mr. Noris or Mr. Joenk from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.


COMPENSATION OF THE TRUSTEES


Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual fee of $40,000 plus (i) an additional fee of $4,000 for each regularly scheduled Board meeting attended, (ii) $2,000 for each special Board meeting or special committee meeting attended, and (iii) $1,000 for each telephone or other committee meeting attended, plus reimbursement for expenses in attending in-person meetings. Upon election by the Independent Trustees of a lead Independent Trustee, a supplemental retainer of $10,000 per year will be paid to the lead Independent Trustee. A supplemental retainer may also be paid on occasion to each chair of the Trust's two committees for special services.



                           TRUSTEE COMPENSATION TABLE
                     FOR THE YEAR ENDED DECEMBER 31, 1999*
                     -------------------------------------



                                                        PENSION OR
                                                        RETIREMENT           TOTAL
                                       AGGREGATE     BENEFITS ACCRUED    COMPENSATION
                                     COMPENSATION       AS PART OF      FROM TRUST PAID
 TRUSTEE                            FROM THE TRUST    TRUST EXPENSES      TO TRUSTEES
---------------------------------------------------------------------------------------
  Peter D. Noris                      $     -0-            $-0-           $     -0-
  Ted Athanassiades*                  $     -0-            $-0-           $     -0-
  Jettie M. Edwards                   $  39,271            $-0-           $  39,271
  David W. Fox*                       $     -0-            $-0-           $     -0-
  Michael Hegarty                     $     -0-            $-0-           $     -0-
  William M. Kearns, Jr.              $  39,271            $-0-           $  39,271
  Christopher P.A. Komisarjevsky      $  38,271**          $-0-           $  38,271**
  Harvey Rosenthal                    $  39,271            $-0-           $  39,271
  Gary S. Schpero*                    $     -0-            $-0-           $     -0-
---------------------------------------------------------------------------------------


----------

* Mssrs. Athanassiades, Fox and Schpero did not receive any compensation from the Trust in 1999 because they were not members of the Board in 1999.

** Mr. Komisarjevsky has elected to participate in the Trust's deferred compensation plan. As of December 31, 1999, Mr. Komisarjevsky had accrued $39,218 (including interest).



A deferred compensation plan for the benefit of the Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee.


THE TRUST'S OFFICERS


No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable, AXA Advisors, LLC ("AXA Advisors"), Equitable Distributors, Inc. ("EDI"), or Chase Global Funds Services Company ("Chase Global"). The Trust's principal officers are:

NAME, AGE AND POSITION WITH TRUST            PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------   --------------------------------------------------------
Peter D. Noris (44) ......................   From May 1995 to present, Executive Vice President
President                                    and Chief Investment Officer, Equitable; from 1992 to
                                             1995, Vice President, Salomon Brothers, Inc.; from July
                                             1995 to present, Director, Alliance Capital Management,
                                             L.P.; from July 1995 to October 1999, Trustee, Hudson
                                             River Trust (investment company); from November
                                             1996 to present, Executive Vice President, AXA
                                             Advisors.
Brian S. O'Neil (47) .....................   From July 1998 to present, Executive Vice President
Vice President                               AXA Financial; from 1997 to 1998, Director of
                                             Investment, AXA Investment Managers-Europe; from 1995
                                             to 1997, Chief Investment Officer, AXA Investment
                                             Management Paris; from 1992 to June 1995, Executive
                                             Vice President and Chief Investment Officer AXA
                                             Financial.
Steven M. Joenk (41) .....................   From July 1999 to present, Senior Vice President AXA
Vice President and Chief Financial Officer   Financial; from 1996 to 1999, Managing Director of
                                             MeesPierson; from 1994 to 1996, Executive Vice President
                                             and Chief Financial Officer, Gabelli Funds, Inc.
Kevin R. Byrne (44) ......................   From July 1997 to present, Senior Vice President and
Vice President and Treasurer                 Treasurer, AXA Financial and Equitable; from 1990 to
                                             present, Treasurer, Frontier Trust Company; from 1997
                                             to present, President and Chief Executive Officer,
                                             Equitable Casualty Insurance Company.
Patricia Louie, Esq. (44) ................   From July 1999 to present, Vice President and Counsel,
Vice President and Secretary                 AXA Financial and Equitable; from September 1994 to
                                             July 1999, Assistant General Counsel of The Dreyfus
                                             Corporation.
Kenneth T. Kozlowski (38) ................   From October 1999 to present, Assistant Vice President,
Controller                                   AXA Financial; from October 1996 to October 1999,
                                             Director-Fund Administration, Prudential Investments;
                                             from 1992 to 1996, Vice President-Fund Administration,
                                             Prudential Securities Incorporated.
Steven Case (41) .........................   From January 2000 to present, Vice President, AXA
Vice President                               Financial; from September 1999 to December 1999,
                                             Assistant Treasurer, The Rockefeller Foundation; from
                                             March 1998 to September 1999, Senior Vice President,
                                             Putnam Investments; from January 1989 to March 1998,
                                             Managing Director, Rogers Casey &  Associates.
Mary E. Cantwell (38) ....................   From July 1999 to present, Vice President, Equitable;
Vice President                               from September 1997 to July 1999, Assistant Vice
                                             President, Office of the Chief Investment Officer,
                                             Equitable; from September 1997 to present, Assistant
                                             Vice President, AXA Advisors; from September 1997 to
                                             present, Marketing Director, Income Management Group,
                                             Equitable.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES


The Trust continuously offers its shares to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") and to tax-qualified retirement plans. The Trust's shares currently are sold to the following shareholders: (i) insurance company separate accounts in connection with Contracts issued by Equitable and EOC; (ii) to the Equitable Plan; and (iii) insurance company separate accounts of: Integrity Life Insurance Company, National Integrity Life Insurance Company, The American Franklin Life Insurance Company, and Transamerica Occidental Life Insurance Company, each of which is unaffiliated with Equitable. Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 99% of the Trust's shares as of January 25, 2000. Equitable is organized as a New York Stock life insurance company and is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company.

As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer owners of the Contracts ("Contract owners") the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of the date of this Statement of Additional Information ("SAI"), the following owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio:






                                                                       SHARES BENEFICIALLY      PERCENTAGE
          PORTFOLIO                       CONTRACT OWNER                      OWNED            OF OWNERSHIP
----------------------------   ------------------------------------   ---------------------   -------------
Alliance Intermediate          Georges Borchardt, Inc./Trustee               1,765,071              8.3%
 Government Securities
Alliance Quality Bond          Boston Safe Deposit and Trust Co.*           36,020,343             65.1%
EQ/Alliance Premier Growth     Boston Safe Deposit and Trust Co.*           30,901,385             39.4%
EQ/Evergreen Foundation        Sandra Denise Williams                           65,146              7.1%



----------
* Boston Safe Deposit and Trust Co., successor Trustee under Master Trust Agreement for SBC Communications, Inc.'s Deferred Compensation Plans and other Executive Benefit Plans.


The Trust may continue to offer its shares to separate accounts of insurance companies unaffiliated with Equitable, as well as to tax-qualified retirement plans in addition to the Equitable Plan. The Trust does not foresee any disadvantages to Contract owners or participants in the Equitable Plan arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other or to tax-qualified retirement plans in addition to the Equitable Plan. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts and tax-qualified retirement plans might conflict. In the case of a material irreconcilable conflict, one or more separate accounts or tax-qualified retirement plans might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.



INVESTMENT MANAGEMENT AND OTHER SERVICES


THE MANAGER


Equitable currently serves as the investment manager for each Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price"), Rowe Price-Fleming International, Inc. ("Price-Fleming"), Putnam Investment Management, Inc. ("Putnam Management"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Asset Management Inc. ("MSAM"), Credit Suisse Asset Management, LLC ("CSAM"),

Mercury Asset Management US, a division of Fund Asset Management, LP ("Mercury"), Lazard Asset Management ("LAM"), a division of Lazard Freres and Company, LLC, J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Bankers Trust Company ("Bankers Trust"), Evergreen Asset Management Corp. ("Evergreen"), Alliance Capital Management, L.P. ("Alliance"), Capital Guardian Trust Company ("Capital Guardian") Calvert Asset Management Company, Inc. ("Calvert"), Brown Capital Management, Inc. ("Brown Capital"), Prudential Investments Fund Management LLC ("PIFM") and Jennison Associates LLC ("Jennison") (each an "Adviser," and together the "Advisers") serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectus.

Equitable, which is a New York life insurance company and one of the largest life insurance companies in the United States, is an indirect wholly-owned subsidiary of AXA Financial, a subsidiary of AXA, a French holding company. The principal offices of The Equitable Companies and Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.


AXA is the largest shareholder of AXA Financial. On January 25, 2000, AXA owned, directly or indirectly through its affiliates, 58.4% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.


The Trust and Manager have entered into an Amended and Restated Management Agreement ("Management Agreement"), which was initially approved by the Board of Trustees on January 28, 2000 and by shareholders at a meeting held on April 14, 2000. Subject always to the direction and control of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.


Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o Office space, all necessary office facilities and equipment.

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

    o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

    o related to the investment advisory services to be provided by any Adviser pursuant to an advisory agreement with the Trust ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates.


Each Portfolio pays a fee to the Manager as set forth in the Prospectus. The Manager and the Trust have also entered into an expense limitation agreement with respect to each Portfolio (except for the EQ/Aggressive Stock Portfolio, the EQ/Balanced Portfolio and the Portfolios for which Alliance serves as Investment Adviser, other than EQ/Alliance Premier Growth Portfolio and EQ/Alliance Technology Portfolio) ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each Portfolio are limited to the extent described in the "Management of the Trust--Expense Limitation Agreement" section of the Prospectus.


In addition to the management fees, the Management Agreement requires the Trust to pay all expenses not specifically assumed by the Manager, including without limitation, the following: fees and expense of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager under the Management Agreement, or by an Adviser, as provided in an Advisory Agreement; fees and expenses of its independent accountants and of legal counsel for itself and the Trust's independent Trustees; the costs of preparing, setting in type, printing and mailing annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information to shareholders; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios on a basis that the Board deems fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed in greater detail below under "Distribution of the Trust's Shares," the Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The continuance of the Management Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The tables below show the fees paid by each Portfolio to the Manager (or the predecessor Manager to the Alliance Portfolios) during the years ended December 31, 1997, 1998 and 1999 respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement.


                      FISCAL YEAR ENDED DECEMBER 31, 1997*



                                                                                       TOTAL AMOUNT OF
                                                                    MANAGEMENT FEE     FEES WAIVED AND
                                                                    PAID TO MANAGER     OTHER EXPENSES
                    PORTFOLIO                     MANAGEMENT FEE   AFTER FEE WAIVER   ASSUMED BY MANAGER
------------------------------------------------ ---------------- ------------------ -------------------
Mercury Basic Value Equity .....................     $ 73,477           $     0            $123,460
Mercury World Strategy .........................     $ 49,425           $     0            $115,763
MFS Emerging Growth Companies ..................     $169,781           $     0            $280,111
MFS Research ...................................     $186,533           $     0            $292,185
EQ/Putnam Balanced .............................     $ 50,946           $     0            $137,739
EQ/Putnam Growth & Income Value ................     $227,936           $     0            $350,861
EQ/Putnam International Equity .................     $130,202           $     0            $228,427
EQ/Putnam Investors Growth .....................     $ 67,578           $     0            $141,578
T. Rowe Price Equity Income ....................     $166,401           $     0            $250,098
T. Rowe Price International Stock ..............     $213,839           $     0            $365,096
Warburg Pincus Small Company Value .............     $252,178           $ 5,693            $246,485
Morgan Stanley Emerging Markets Equity .........     $ 66,404           $23,496            $ 42,908

----------

* Except for Morgan Stanley Emerging Markets Equity Portfolio, each of the Portfolios above commenced operations on May 1, 1997. Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, J.P. Morgan Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 1997 except for the issuance of Class IB shares.



                    CALENDAR YEAR ENDED DECEMBER 31, 1998*




                                                                                       TOTAL AMOUNT OF
                                                                    MANAGEMENT FEE     FEES WAIVED AND
                                                                    PAID TO MANAGER     OTHER EXPENSES
                    PORTFOLIO                     MANAGEMENT FEE   AFTER FEE WAIVER   ASSUMED BY MANAGER
------------------------------------------------ ---------------- ------------------ -------------------
Mercury Basic Value Equity .....................    $  632,783        $  396,615           $236,168
Mercury World Strategy .........................    $  179,486        $   75,018           $104,468
MFS Emerging Growth Companies ..................    $1,351,932        $  881,342           $470,590
MFS Research ...................................    $1,319,969        $  842,389           $477,580
EQ/Putnam Balanced .............................    $  269,939        $   99,960           $169,979
EQ/Putnam Growth & Income Value ................    $1,654,313        $1,069,169           $585,144
EQ/Putnam International Equity .................    $  673,315        $  421,928           $251,387
EQ/Putnam Investors Growth .....................    $  497,899        $  282,976           $214,923
T. Rowe Price Equity Income ....................    $1,000,224        $  661,278           $338,946
T. Rowe Price International Stock ..............    $  788,805        $  573,446           $215,359
Warburg Pincus Small Company Value .............    $1,012,129        $  738,570           $273,559
Morgan Stanley Emerging Markets Equity .........    $  364,795        $  105,117           $259,678
BT Equity 500 Index ............................    $  210,001        $        0           $232,207
BT International Equity Index ..................    $   98,039        $        0           $180,103
BT Small Company Index .........................    $   45,728        $        0           $220,614
J.P. Morgan Core Bond ..........................    $  172,507        $   86,266           $ 86,241
Lazard Large Cap Value .........................    $  160,570        $   73,011           $ 87,559
Lazard Small Cap Value .........................    $  194,797        $  111,500           $ 83,297

The EQ/Aggressive Stock, EQ/Balanced, Alliance Common Stock, Alliance Conservative Investors Portfolio, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, Alliance Small Cap Growth, EQ/Evergreen Foundation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity and Capital Guardian International Portfolios are not included in the above tables because they had no operations before the year ended December 31, 1998.



                    CALENDAR YEAR ENDED DECEMBER 31, 1999*


                                                                                              TOTAL AMOUNT OF
                                                                           MANAGEMENT FEE     FEES WAIVED AND
                                                                           PAID TO MANAGER     OTHER EXPENSES
                       PORTFOLIO                         MANAGEMENT FEE   AFTER FEE WAIVER   ASSUMED BY MANAGER
------------------------------------------------------- ---------------- ------------------ -------------------
Mercury Basic Value Equity ............................    $ 1,290,548       $ 1,027,977          $262,571
Mercury World Strategy ................................    $   214,078       $   152,180          $ 61,898
MFS Emerging Growth Companies .........................    $ 4,668,243       $ 3,839,743          $828,500
MFS Research ..........................................    $ 2,891,285       $ 2,318,049          $573,236
EQ/Putnam Balanced ....................................    $   526,299       $   362,752          $163,547
EQ/Putnam Growth & Income Value .......................    $ 2,955,452       $ 2,393,031          $562,421
EQ/Putnam International Equity ........................    $ 1,352,745       $ 1,238,715          $114,030
EQ/Putnam Investors Growth ............................    $ 1,469,035       $ 1,328,348          $140,687
T. Rowe Price Equity Income ...........................    $ 1,487,784       $ 1,170,353          $317,391
T. Rowe Price International Stock .....................    $ 1,186,330       $ 1,044,609          $141,721
Warburg Pincus Small Company Value ....................    $   974,661       $   845,954          $128,707
Morgan Stanley Emerging Markets Equity ................    $   960,297       $   426,642          $533,655
BT Equity 500 Index ...................................    $ 1,077,825       $   571,204          $506,691
BT International Equity Index .........................    $   230,274       $   159,545          $ 70,729
BT Small Company Index ................................    $   104,701       $         0          $207,306
J.P. Morgan Core Bond .................................    $   589,231       $   466,067          $123,164
Lazard Large Cap Value ................................    $   578,767       $   513,394          $ 65,373
Lazard Small Cap Value ................................    $   480,925       $   421,716          $ 59,209
EQ/Aggressive Stock** .................................    $23,118,072       $23,118,072          $      0
EQ/Balanced** .........................................    $ 8,110,873       $ 8,110,873          $      0
Alliance Common Stock** ...............................    $51,373,606       $51,373,606          $      0
Alliance Conservative Investors** .....................    $ 2,038,794       $ 2,038,794          $      0
Alliance Equity Index** ...............................    $ 6,630,350       $ 6,630,350          $      0
Alliance Global** .....................................    $10,032,682       $10,032,682          $      0
Alliance Growth and Income** ..........................    $ 6,692,196       $ 6,692,196          $      0
Alliance Growth Investors** ...........................    $11,425,161       $11,425,161          $      0
Alliance High Yield** .................................    $ 3,569,825       $ 3,569,825          $      0
Alliance Intermediate Government Securities** .........    $ 1,009,174       $ 1,009,174          $      0
Alliance International** ..............................    $ 2,054,558       $ 2,054,558          $      0
Alliance Money Market** ...............................    $ 4,094,768       $ 4,094,768          $      0
Alliance Quality Bond** ...............................    $ 1,768,157       $ 1,768,157          $      0
Alliance Small Cap Growth** ...........................    $ 2,702,328       $ 2,702,328          $      0
EQ/Evergreen Foundation ...............................    $    28,270       $         0          $ 44,492
EQ/Evergreen ..........................................    $    19,857       $         0          $ 47,864
MFS Growth with Income ................................    $   233,224       $   103,187          $130,037
EQ/Alliance Premier Growth ............................    $   968,447       $   728,821          $239,626
Capital Guardian Research .............................    $    79,240       $    29,124          $ 50,116
Capital Guardian U.S. Equity ..........................    $   137,165       $    77,338          $ 59,827
Capital Guardian International ........................    $   110,978       $    43,763          $ 67,215
Calvert Socially Responsible ..........................    $     4,861       $         0          $ 31,969


----------
* The EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity, and Capital Guardian International Portfolios commenced operations on April 30, 1999. The Calvert Socially Responsible Portfolio commenced operations on August 30, 1999. The EQ/Aggressive Stock,

   EQ/Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, and Alliance Small Cap Growth Portfolios commenced operations on October 18, 1999. The EQ/Alliance Technology Portfolio is not included in the above table because it had no operations during the fiscal year ended December 31, 1999.


** Also reflects fees paid to the previous Investment Manager, Alliance Capital
   Management, LP, during 1999.


THE ADVISERS



On behalf of the T. Rowe Price Equity Income Portfolio and the T. Rowe Price International Stock Portfolio, the Manager has entered into investment advisory agreements ("Advisory Agreements") with T. Rowe Price and Price-Fleming, respectively. Additionally, the Manager has entered into an Advisory Agreement on behalf of EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam Balanced Portfolio with Putnam Management. The Manager has entered into an Advisory Agreement on behalf of EQ/Aggressive Stock Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio and MFS Growth with Income Portfolio with MFS. The Manager has entered into Advisory Agreements on behalf of Morgan Stanley Emerging Markets Equity Portfolio and Warburg Pincus Small Company Value Portfolio with MSAM and CSAM, respectively. The Manager has entered into an Advisory Agreement on behalf of Mercury World Strategy Portfolio and Mercury Basic Value Equity Portfolio with Mercury. The Manager has entered into an Advisory Agreement on behalf of Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio with LAM. The Manager has entered into an Advisory Agreement on behalf of the J.P. Morgan Core Bond Portfolio with J.P. Morgan. The Manager has entered into an Advisory Agreement on behalf of BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio with Bankers Trust. The Manager has entered into an Advisory Agreement on behalf of EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio with Evergreen. The Manager has entered into an Advisory Agreement on behalf of EQ/Alliance Premier Growth Portfolio, Alliance Portfolios, EQ/Aggressive Stock Portfolio, EQ/Balanced Portfolio and the EQ/ Alliance Technology Portfolio with Alliance. The Manager has entered into an Advisory Agreement on behalf of Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, Capital Guardian International Portfolio and EQ/Balanced Portfolio with Capital Guardian. The Manager has entered into Advisory Agreements on behalf of Calvert Socially Responsible Portfolio with Calvert and Brown Capital. Finally, the Manager has entered into Advisory Agreements on behalf of EQ/Balanced Portfolio with PIFM and Jennison. The Advisory Agreements obligate T. Rowe Price, Price-Fleming, Putnam Management, MFS, CSAM, MSAM, Mercury, LAM, J.P. Morgan, Bankers Trust, Evergreen, Alliance, Capital Guardian, Calvert, Brown Capital, PIFM and Jennison to: (i) make investment decisions on behalf of their respective Portfolios; (ii) place all orders for the purchase and sale of investments for their respective Portfolios with brokers or dealers selected by the Manager or an Adviser; and (iii) perform certain limited related administrative functions in connection therewith.

During the years ended December 31, 1997, 1998 and 1999, respectively, the Manager paid the following fees to each Adviser with respect to the Portfolios listed below pursuant to the Investment Advisory Agreements:


                      FISCAL YEAR ENDED DECEMBER 31, 1997*


PORTFOLIO                                             ADVISORY FEE PAID
---------------------------------------------------- ------------------
   Mercury Basic Value Equity ......................      $ 53,462
   Mercury World Strategy ..........................      $ 35,301
   MFS Emerging Growth Companies ...................      $123,543
   MFS Research ....................................      $135,730
   EQ/Putnam Balanced ..............................      $ 46,342
   EQ/Putnam Growth & Income Value .................      $207,320
   EQ/Putnam International Equity ..................      $120,864
   EQ/Putnam Investors Growth ......................      $ 61,471
   T. Rowe Price Equity Income .....................      $121,142
   T. Rowe Price International Stock ...............      $185,338
   Warburg Pincus Small Company Value ..............      $193,934
   Morgan Stanley Emerging Markets Equity ..........      $ 66,277

----------

* Except for Morgan Stanley Emerging Markets Equity Portfolio, each of the Portfolios above commenced operation on May 1, 1997. Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. No advisory fees were paid to Bankers Trust, J.P. Morgan, LAM, Evergreen, MFS on behalf of MFS Growth with Income Portfolio, Alliance, Capital Guardian, Calvert, or Brown Capital during the fiscal year ended December 31, 1997.



                    CALENDAR YEAR ENDED DECEMBER 31, 1998*



PORTFOLIO                                             ADVISORY FEE PAID
---------------------------------------------------- ------------------
   Mercury Basic Value Equity ......................     $  454,234
   Mercury World Strategy ..........................     $  128,253
   MFS Emerging Growth Companies ...................     $  955,058
   MFS Research ....................................     $  935,189
   EQ/Putnam Balanced ..............................     $  245,492
   EQ/Putnam Growth & Income Value .................     $1,395,817
   EQ/Putnam International Equity ..................     $  625,984
   EQ/Putnam Investors Growth ......................     $  453,137
   T. Rowe Price Equity Income .....................     $  727,501
   T. Rowe Price International Stock ...............     $  506,294
   Warburg Pincus Small Company Value ..............     $  778,163
   Morgan Stanley Emerging Markets Equity ..........     $  364,354
   BT Equity 500 Index .............................     $   42,047
   BT International Equity Index ...................     $   42,067
   BT Small Company Index ..........................     $    9,143
   J.P. Morgan Core Bond ...........................     $   15,022
   Lazard Large Cap Value ..........................     $  123,634
   Lazard Small Cap Value ..........................     $  158,214


----------

* No advisory fees were paid to Evergreen, MFS on behalf of MFS Growth with Income Portfolio, Alliance, Capital Guardian, Calvert or Brown Capital during the year ended December 31, 1998. The EQ/Aggressive Stock, EQ/Balanced, Alliance Common Stock, Alliance Conservative Investors Portfolio, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance
      Money Market, Alliance Quality Bond, Alliance Small Cap Growth, EQ/Evergreen Foun-
  dation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity, Capital Guardian International and Calvert Socially Responsible Portfolios are not included in the above tables because they had no operations before the year ended December 31, 1998.


                    CALENDAR YEAR ENDED DECEMBER 31, 1999*



PORTFOLIO                                                  ADVISORY FEE PAID
--------------------------------------------------------- ------------------
   Mercury Basic Value Equity ...........................     $ 1,043,205
   Mercury World Strategy ...............................     $   153,072
   MFS Emerging Growth Companies ........................     $ 2,684,397
   MFS Research .........................................     $ 1,954,323
   EQ/Putnam Balanced ...................................     $   478,431
   EQ/Putnam Growth & Income Value ......................     $ 2,255,697
   EQ/Putnam International Equity .......................     $ 1,215,477
   EQ/Putnam Investors Growth ...........................     $ 1,270,694
   T. Rowe Price Equity Income ..........................     $ 1,082,031
   T. Rowe Price International Stock ....................     $   872,269
   Warburg Pincus Small Company Value ...................     $   749,779
   Morgan Stanley Emerging Markets Equity ...............     $   942,520
   BT Equity 500 Index ..................................     $   215,782
   BT International Equity Index ........................     $    99,030
   BT Small Company Index ...............................     $    20,962
   J.P. Morgan Core Bond ................................     $   388,531
   Lazard Large Cap Value ...............................     $   433,489
   Lazard Small Cap Value ...............................     $   390,856
   EQ/Aggressive Stock ..................................     $17,824,782
   EQ/Balanced ..........................................     $ 5,551,057
   Alliance Common Stock ................................     $34,006,030
   Alliance Conservative Investors ......................     $ 1,407,022
   Alliance Equity Index ................................     $ 3,820,426
   Alliance Global ......................................     $ 7,963,394
   Alliance Growth and Income ...........................     $ 5,040,401
   Alliance Growth Investors ............................     $ 8,512,916
   Alliance High Yield ..................................     $ 2,714,429
   Alliance Intermediate Government Securities ..........     $   706,450
   Alliance International ...............................     $ 1,711,969
   Alliance Money Market ................................     $ 2,487,138
   Alliance Quality Bond ................................     $ 1,263,047
   Alliance Small Cap Growth ............................     $ 1,952,795
   EQ/Evergreen Foundation ..............................     $    18,853
   EQ/Evergreen .........................................     $    14,832
   MFS Growth with Income ...............................     $   577,857
   EQ/Alliance Premier Growth ...........................     $   538,783
   Capital Guardian Research ............................     $    60,957
   Capital Guardian U.S. Equity .........................     $   105,500
   Capital Guardian International .......................     $    96,545
   Calvert Socially Responsible .........................     $     2,600


----------
* The EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity, and Capital Guardian International Portfolios commenced operations on April 30, 1999. The Calvert

   Socially Responsible Portfolio commenced operations on August 30, 1999. The EQ/Aggressive Stock, EQ/Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, and Alliance Small Cap Growth Portfolios commenced operations on October 18, 1999. The EQ/Alliance Technology Portfolio is not included in the above table because it had no operations during the fiscal year ended December 31, 1999.



The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Portfolios are not associated with any one portfolio manager, and benefit from independent specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Trust has received an exemptive order from the SEC ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's Shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.


When a Portfolio has more than one Adviser, the assets of each Portfolio are allocated by the Manager among the Advisers selected for the Portfolio. Each Adviser has discretion, subject to oversight by the Trustees, and the Manager, to purchase and sell portfolio assets, consistent with each Portfolio's investment objectives, policies and restrictions and specific investment strategies developed by the Manager.


Generally, no Adviser provides any services to any Portfolio except asset management and related recordkeeping services. However, an Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.


THE ADMINISTRATOR


Pursuant to an administrative agreement ("Mutual Funds Services Agreement"), Equitable ("Administrator") provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. Chase Global Funds Services Company ("Chase Global") served as the administrator for the Trust through April 30, 2000.


During the years ended December 31, 1997, 1998 and 1999, respectively, Chase Global as the administrator was paid the following fees, by the Trust with respect to each Portfolio:

                      FISCAL YEAR ENDED DECEMBER 31, 1997*

PORTFOLIO                                             ADMINISTRATION FEE
---------------------------------------------------- -------------------
   Mercury Basic Value Equity ......................       $ 11,213
   Mercury World Strategy ..........................       $ 13,633
   MFS Emerging Growth Companies ...................       $ 17,902
   MFS Research ....................................       $ 18,033
   EQ/Putnam Balanced ..............................       $ 12,451
   EQ/Putnam Growth & Income Value .................       $199,904
   EQ/Putnam International Equity ..................       $ 16,721
   EQ/Putnam Investors Growth ......................       $ 11,247
   T. Rowe Price Equity Income .....................       $ 17,376
   T. Rowe Price International Stock ...............       $ 30,599
   Warburg Pincus Small Company Value ..............       $ 17,213
   Morgan Stanley Emerging Markets Equity ..........       $  9,652

----------

* Except for Morgan Stanley Emerging Markets Equity Portfolio, each of the Portfolios above commenced operations on May 1, 1997. Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, J.P. Morgan Core Bond, Lazard Large Cap Value, Lazard Small Cap Value Portfolios did not pay a fee to the Administrator during the fiscal year ended December 31, 1997.



                    CALENDAR YEAR ENDED DECEMBER 31, 1998*



PORTFOLIO                                             ADMINISTRATION FEE
---------------------------------------------------- -------------------
   Mercury Basic Value Equity ......................       $ 92,138
   Mercury World Strategy ..........................       $ 48,992
   MFS Emerging Growth Companies ...................       $166,093
   MFS Research ....................................       $160,767
   EQ/Putnam Balanced ..............................       $ 65,412
   EQ/Putnam Growth & Income Value .................       $191,609
   EQ/Putnam International Equity ..................       $ 92,040
   EQ/Putnam Investors Growth ......................       $ 80,365
   T. Rowe Price Equity Income .....................       $131,283
   T. Rowe Price International Stock ...............       $120,081
   Warburg Pincus Small Company Value ..............       $113,472
   Morgan Stanley Emerging Markets Equity ..........       $ 58,490
   BT Equity 500 Index .............................       $ 91,209
   BT International Equity Index ...................       $ 89,083
   BT Small Company Index ..........................       $ 97,220
   J.P. Morgan Core Bond ...........................       $ 52,546
   Lazard Large Cap Value ..........................       $ 47,035
   Lazard Small Cap Value ..........................       $ 45,857


----------
* The EQ/Aggressive Stock, EQ/Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, Alliance Small Cap Growth, EQ/Evergreen Foundation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity, Capital Guardian International, and Calvert Socially Responsible Portfolios did not pay a fee to the Administrator during the year ended December 31, 1998.

                    CALENDAR YEAR ENDED DECEMBER 31, 1999*


PORTFOLIO                                                   ADMINISTRATION FEE
---------------------------------------------------------- -------------------
  Mercury Basic Value Equity .............................       $132,383
  Mercury World Strategy .................................       $ 49,920
  MFS Emerging Growth Companies ..........................       $432,631
  MFS Research ...........................................       $259,717
  EQ/Putnam Balanced .....................................       $ 84,637
  EQ/Putnam Growth & Income Value ........................       $264,626
  EQ/Putnam International Equity .........................       $129,023
  EQ/Putnam Investors Growth .............................       $149,208
  T. Rowe Price Equity Income ............................       $161,862
  T. Rowe Price International Stock ......................       $148,409
  Warburg Pincus Small Company Value .....................       $105,578
  Morgan Stanley Emerging Markets Equity .................       $ 89,226
  BT Equity 500 Index ....................................       $245,934
  BT International Equity Index ..........................       $119,286
  BT Small Company Index .................................       $135,672
  J.P. Morgan Core Bond ..................................       $103,847
  Lazard Large Cap Value .................................       $ 90,123
  Lazard Small Cap Value .................................       $ 67,826
  EQ/Aggressive Stock** ..................................       $144,899
  EQ/Balanced** ..........................................       $ 73,801
  Alliance Common Stock** ................................       $515,943
  Alliance Conservative Investors** ......................       $ 20,311
  Alliance Equity Index** ................................       $ 87,436
  Alliance Global** ......................................       $ 64,383
  Alliance Growth and Income** ...........................       $ 51,841
  Alliance Growth Investors** ............................       $ 87,536
  Alliance High Yield** ..................................       $ 24,663
  Alliance Intermediate Government Securities** ..........       $ 12,095
  Alliance International** ...............................       $ 13,802
  Alliance Money Market** ................................       $ 50,261
  Alliance Quality Bond** ................................       $ 16,718
  Alliance Small Cap Growth** ............................       $ 16,927
  EQ/Evergreen Foundation ................................       $ 33,544
  EQ/Evergreen ...........................................       $ 31,311
  MFS Growth with Income .................................       $ 53,070
  EQ/Alliance Premier Growth .............................       $ 64,596
  Capital Guardian Research ..............................       $ 29,002
  Capital Guardian U.S. Equity ...........................       $ 33,230
  Capital Guardian International .........................       $ 35,925
  Calvert Socially Responsible ...........................       $ 16,776


----------

* The EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity, and Capital Guardian International Portfolios commenced operations on April 30, 1999. The Calvert Socially Responsible Portfolio commenced operations on August 30, 1999. The EQ/Aggressive Stock, EQ/Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, and Alliance Small Cap Growth Portfolios commenced operations on October 18, 1999. The EQ/Alliance Technology Portfolio is not included in the above table because it had no operations during the fiscal year ended December 31, 1999.


** Amount paid to Administrator for the period October 18, 1999 to December 31, 1999.

THE DISTRIBUTORS

The Trust has distribution agreements with AXA Advisors and EDI (each also referred to as a "Distributor," and together "Distributors"), in which AXA Advisors and EDI serve as Distributors for the Trust's Class IA shares and Class IB shares. AXA Advisors and EDI are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust's distribution agreements with respect to the Class IA shares and Class IB shares ("Distribution Agreements") were reapproved by the Board of Trustees at a Board meeting held on April 12, 1999. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan or any such related agreement ("Independent Trustees") and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Distributors or their affiliates for the Class IA shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class IA shares to prospective Contract owners and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class IA shares to prospective Contract owners.

Pursuant to the Class IB Distribution Plan the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Class IB Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Class IB Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under terms of the Class IB Distribution Plan and the Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributors that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Class IB Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under either the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

The Distributors for each class of shares will pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. AXA Advisors also serves as the Distributor for shares of the Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributors shall accept orders for shares at net asset value without sales commission or load being charged. The Distributors have made no firm commitment to acquire shares of any Portfolio.



A description of the Class IB Distribution Plan with respect to the Class IB shares and related services and fees thereunder is provided in the Prospectus for each class of shares of the Portfolios. On March 14, 2000, the Board of Trustees of the Trust, including the Independent Trustees, considered the reapproval of the Class IB Distribution Plan. In connection with its consideration of the Class IB Distribution Plan, the Board of Trustees was furnished with a copy of the Class IB Distribution Plan and the related materials, including information related to the advantages and disadvantages of the Class IB Distribution Plan. Legal counsel for the Independent Trustees discussed the legal and regulatory considerations in readopting the Class IB Distribution Plan.



The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which makes continuation of the Class IB Distribution Plan, necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would continue to address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the Trust; (v) the effect of the Class IB Distribution Plan on existing owners of Contracts; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the Trust.


Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Class IB Distribution Plan is reasonably likely to continue to benefit the Trust and the shareholders of its Portfolios and approved its continuance.


The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class IB Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to
 .50% of average daily net assets annually) that may be spent for distribution of Class IB shares of any Portfolio without the approval of Class IB shareholders of that Portfolio.

The table below shows the amount paid by each Portfolio to each of the Distributors pursuant to the Distribution Plan for the year ended December 31, 1999*:






                                                         DISTRIBUTION FEE     DISTRIBUTION FEE         TOTAL
PORTFOLIO                                              PAID TO AXA ADVISORS      PAID TO EDI     DISTRIBUTION FEES
----------------------------------------------------- ---------------------- ------------------ ------------------
Alliance Common Stock ...............................       $1,479,837           $1,482,881         $2,962,718
Alliance Conservative Investors .....................       $  140,852           $        0         $  140,852
Alliance Equity Index ...............................       $   18,758           $       18         $   18,776
Alliance Global .....................................       $  142,573           $   34,120         $  176,693
Alliance Growth and Income ..........................       $  450,842           $        0         $  450,842
Alliance Growth Investors ...........................       $  288,332           $   48,694         $  337,026
Alliance High Yield .................................       $  172,597           $  381,059         $  553,656
Alliance Intermediate Government Securities .........       $  100,645           $        0         $  100,645
Alliance International ..............................       $   24,988           $        0         $   24,988
Alliance Money Market ...............................       $  381,873           $  630,827         $1,012,700
Alliance Quality Bond ...............................       $      612           $        0         $      612
Alliance Small Cap Growth ...........................       $   87,238           $  197,833         $  285,071
BT Equity 500 Index .................................       $  297,414           $  780,411         $1,077,825
BT International Equity Index .......................       $   23,965           $  134,928         $  158,893
BT Small Company Index ..............................       $   20,847           $   83,854         $  104,701
Calvert Socially Responsible ........................       $    1,869           $        0         $    1,869
Capital Guardian U.S. Equity ........................       $   12,357           $   40,399         $   52,756
Capital Guardian International ......................       $   12,107           $   24,886         $   36,993
Capital Guardian Research ...........................       $   11,913           $   18,569         $   30,482
EQ/Aggressive Stock .................................       $  220,148           $  238,459         $  458,607
EQ/Balanced .........................................       $   17,801           $        0         $   17,801
EQ/Alliance Premier Growth ..........................       $  141,457           $  103,105         $  244,562
EQ/Evergreen ........................................       $    3,082           $    3,532         $    6,614
EQ/Evergreen Foundation .............................       $    2,162           $    9,048         $   11,210
EQ/Putnam Balanced ..................................       $  239,227           $        0         $  239,227
EQ/Putnam Growth & Income Value .....................       $  389,327           $  954,060         $1,343,387
EQ/Putnam International Equity ......................       $       47           $  483,076         $  483,123
EQ/Putnam Investors Growth ..........................       $       81           $  667,662         $  667,743
J.P. Morgan Core Bond ...............................       $        0           $  327,351         $  327,351
Lazard Large Cap Value ..............................       $        1           $  263,075         $  263,076
Lazard Small Cap Value ..............................       $      248           $  150,041         $  150,289
Mercury Basic Value Equity ..........................       $  409,938           $  176,675         $  586,613
Mercury World Strategy ..............................       $   58,253           $   18,203         $   76,456
MFS Emerging Growth Companies .......................       $1,514,437           $  557,262         $2,071,699
MFS Growth with Income ..............................       $    8,032           $   98,062         $  106,094
MFS Research ........................................       $  630,001           $  684,220         $1,314,221
Morgan Stanley Emerging Markets Equity ..............       $  151,994           $   56,766         $  208,760
T. Rowe Price Equity Income .........................       $  676,266           $        0         $  676,266
T. Rowe Price International Stock ...................       $  395,443           $        0         $  395,443
Warburg Pincus Small Company Value ..................       $  370,028           $        0         $  370,028



* The EQ/Alliance Technology Portfolio is not included in the above table because it had no operations during the fiscal year ended December 31, 1999.

BROKERAGE ALLOCATION AND OTHER STRATEGIES


BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to Equitable, the Manager or Advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust's shares.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act and by policies adopted by the Trustees, the Manager and Advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

The Manager and Advisers do not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager's and Advisers' expenses in managing the Portfolios.

The Manager, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement ("Trust Expenses"); or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

During the years ended December 31, 1997, 1998 and 1999, respectively, the Portfolios paid the amounts indicated in brokerage commissions:


                      FISCAL YEAR ENDED DECEMBER 31, 1997*


PORTFOLIO                                          BROKERAGE COMMISSIONS PAID
------------------------------------------------- ---------------------------
   Mercury Basic Value Equity ...................        $ 75,654
   Mercury World Strategy .......................        $ 43,547
   MFS Emerging Growth Companies ................        $146,321
   MFS Research .................................        $146,977
   EQ/Putnam Balanced ...........................        $ 15,797
   EQ/Putnam Growth & Income Value ..............        $109,815
   EQ/Putnam International Equity ...............        $164,293
   EQ/Putnam Investors Growth ...................        $ 25,284
   T. Rowe Price Equity Income ..................        $ 67,627
   T. Rowe Price International Stock ............        $244,072
   Warburg Pincus Small Company Value ...........        $220,138
   Morgan Stanley Emerging Markets Equity .......        $ 64,176

----------

* Except for Morgan Stanley Emerging Markets Equity Portfolio, each of the Portfolios above commenced operations on May 1, 1998. Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, J.P. Morgan Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 1997 except for the issuance of Class IB shares.



                    CALENDAR YEAR ENDED DECEMBER 31, 1998*



PORTFOLIO                                           BROKERAGE COMMISSIONS PAID
----------------------------------------------      -------------------------
   Mercury Basic Value Equity ................              $397,472
   Mercury World Strategy ....................              $ 89,702
   MFS Emerging Growth Companies .............              $572,677
   MFS Research ..............................              $602,002
   EQ/Putnam Balanced ........................              $ 62,166
   EQ/Putnam Growth & Income Value ...........              $529,088
   EQ/Putnam International Equity ............              $502,896
   EQ/Putnam Investors Growth ................              $141,031
   T. Rowe Price Equity Income ...............              $143,543
   T. Rowe Price International Stock .........              $179,993
   Warburg Pincus Small Company Value ........              $690,305
   Morgan Stanley Emerging Markets Equity ....              $246,559
   BT Equity 500 Index .......................              $ 87,608
   BT International Equity Index .............              $ 26,510
   BT Small Company Index ....................              $ 38,914
   J.P. Morgan Core Bond .....................              $  7,380
   Lazard Large Cap Value ....................              $ 95,425
   Lazard Small Cap Value ....................              $ 79,393


----------
* The EQ/Aggressive Stock Portfolio, EQ/Balanced Portfolio, Alliance Common Stock Portfolio, Alliance Conservative Investors Portfolio, Alliance Equity Index Portfolio, Alliance Global Portfolio, Alliance Growth and Income Portfolio, Alliance Growth Investors Portfolio, Alliance High Yield

  Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance International Portfolio, Alliance Money Market Portfolio, Alliance Quality Bond Portfolio, Alliance Small Cap Growth Portfolio, EQ/Evergreen Foundation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity, Capital Guardian International and Calvert Socially Responsible Portfolios did not pay any brokerage commissions during the year ended December 31, 1998.


                    CALENDAR YEAR ENDED DECEMBER 31, 1999*



PORTFOLIO                                          BROKERAGE COMMISSIONS PAID
-------------------------------------------------  -------------------------
Mercury Basic Value Equity ......................       $   631,781
Mercury World Strategy ..........................       $    57,705
MFS Emerging Growth Companies ...................       $ 1,964,072
MFS Research ....................................       $ 1,162,496
EQ/Putnam Balanced ..............................       $   132,835
EQ/Putnam Growth & Income Value .................       $   914,745
EQ/Putnam International Equity ..................       $   957,606
EQ/Putnam Investors Growth ......................       $   292,639
T. Rowe Price Equity Income .....................       $   201,931
T. Rowe Price International Stock ...............       $   174,803
Warburg Pincus Small Company Value ..............       $ 1,117,202
Morgan Stanley Emerging Markets Equity ..........       $   855,959
BT Equity 500 Index .............................       $   153,052
BT International Equity Index ...................       $    71,637
BT Small Company Index ..........................       $    43,854
J.P. Morgan Core Bond ...........................       $    26,095
Lazard Large Cap Value ..........................       $   128,406
Lazard Small Cap Value ..........................       $   150,164
EQ/Aggressive Stock .............................       $10,057,431
EQ/Balanced .....................................       $ 3,302,792
Alliance Common Stock ...........................       $10,679,612
Alliance Conservative Investors .................       $   375,448
Alliance Equity Index ...........................       $         0
Alliance Global .................................       $ 5,738,044
Alliance Growth and Income ......................       $ 1,966,341
Alliance Growth Investors .......................       $ 4,400,655
Alliance High Yield .............................       $    66,504
Alliance Intermediate Government Securities .....       $     4,063
Alliance International ..........................       $ 1,811,114
Alliance Money Market ...........................       $         0
Alliance Quality Bond ...........................       $         0
Alliance Small Cap Growth .......................       $ 2,143,273
EQ/Evergreen Foundation .........................       $    33,763
EQ/Evergreen ....................................       $    12,983
MFS Growth with Income ..........................       $   132,885
EQ/Alliance Premier Growth ......................       $   426,324
Capital Guardian Research .......................       $    39,924
Capital Guardian U.S. Equity ....................       $    84,692
Capital Guardian International ..................       $    70,257
Calvert Socially Responsible ....................       $     2,113

----------

* The EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity, and Capital Guardian International Portfolios commenced operations on April 30, 1999. The Calvert Socially Responsible Portfolio commenced operations on August 30, 1999. The EQ/Aggressive Stock, EQ/Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, and Alliance Small Cap Growth Portfolios commenced operations on October 18, 1999. The EQ/Alliance Technology Portfolio is not included in the above table because it had no operations during the fiscal year ended December 31, 1999.



BROKERAGE TRANSACTIONS WITH AFFILIATES


Equitable and its indirect corporate parent, AXA Financial, Inc., currently own approximately 70% of Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). As a result, DLJ is considered to be an affiliate of Equitable under the 1940 Act. A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with those entities or may invest in shares of the investment companies with which those entities have affiliations.


T. Rowe Price and Price-Fleming, the Advisers to the T. Rowe Price International Stock and T. Rowe Price Equity Income Portfolios, may execute portfolio transactions through certain affiliates of Price Fleming and Jardine Fleming, which are persons indirectly related to the Advisers, acting as agent in accordance with procedures established by the Trust's Board of Trustees. Mercury, the Adviser to the Mercury World Strategy and Mercury Basic Value Equity Portfolios, may execute portfolio transactions through certain affiliates of Mercury. MSAM, the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio, may execute portfolio transactions through certain affiliates of MSAM. LAM, the Adviser to the Lazard Large Cap Value and Lazard Small Cap Value Portfolios, may execute portfolio transactions through certain affiliates of LAM. J.P. Morgan, the Adviser to the J.P. Morgan Core Bond Portfolio, may execute portfolio transactions through certain affiliates of J.P. Morgan. MFS, the Adviser to the MFS Emerging Growth Companies, MFS Growth with Income and MFS Research Portfolios, and an adviser to the EQ/Aggressive Stock Portfolio, may execute portfolio transactions through certain affiliates of MFS, including MFS Fund Distributors, Inc. Putnam Management, the Adviser to the EQ/Putnam Balanced, EQ/Putnam Growth & Income, EQ/Putnam International Equity, and EQ/Putnam Investors Growth Portfolios, does not have an affiliated broker through which it would execute portfolio transactions. Bankers Trust, the Adviser to BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust. Evergreen, the Adviser to the EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio, may execute portfolio transactions through certain affiliates of Evergreen and First Union National Bank, including Lieber & Company. Alliance, the Adviser to the EQ/Alliance Premier Growth Portfolio, EQ/Alliance Technology Portfolio, Alliance Common Stock Portfolio, Alliance Conservative Investors Portfolio, Alliance Equity Index Portfolio, Alliance Global Portfolio, Alliance Growth and Income Portfolio, Alliance Growth Investors Portfolio, Alliance High Yield Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance International Portfolio, Alliance Money Market Portfolio, Alliance Quality Bond Portfolio, Alliance Small Cap Growth Portfolio, and an Adviser to the EQ/Aggressive Stock Portfolio and EQ/Balanced Portfolio, may execute portfolio transactions with certain affiliates of Alliance, including DLJ and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. Capital Guardian, the Adviser to the Capital Guardian Research Portfolio, the Capital Guardian U.S. Equity Portfolio and the Capital Guardian International Portfolio, and an Adviser to the EQ/Balanced Portfolio, does not have an affiliated broker through which it would execute portfolio transactions. Calvert, an Adviser to the Calvert Socially

Responsible Portfolio, may execute portfolio transactions through certain affiliates of Calvert, including Ameritas Investment Corporation and The Advisors Group. Brown Capital, an Adviser to the Calvert Socially Responsible Portfolio, does not have an affiliated broker through which it would execute portfolio transactions.

To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager and Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager and Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

During the years ended December 31, 1997, 1998 and 1999, respectively, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Advisers to each Portfolio.


                      FISCAL YEAR ENDED DECEMBER 31, 1997*




                                                                AGGREGATE       PERCENTAGE OF       PERCENTAGE OF
                                     AFFILIATED                 BROKERAGE      TOTAL BROKERAGE   TRANSACTIONS (BASED
        PORTFOLIO                  BROKER-DEALER            COMMISSIONS PAID     COMMISSIONS     ON DOLLAR AMOUNTS)
------------------------ --------------------------------- ------------------ ----------------- --------------------
Mercury Basic Value      Donaldson, Lufkin &                     $1,444              1.91%               1.48%
 Equity                   Jenrette Securities
                          Corporation ("DLJ")
                         Merrill Lynch, Pierce Fenner            $7,984             10.55%              10.93%
                          & Smith Incorporated
                          ("Merrill Lynch")
Mercury World Strategy   DLJ                                     $  166              0.38%               0.74%
                         Merrill Lynch                           $2,622              6.02%               5.72%
MFS Emerging Growth      Pershing Trading Company,               $   72              0.05%               0.05%
 Companies                L.P. ("Pershing")
EQ/Putnam Balanced       Equico Securities Corp.                 $   75              0.47%               0.33%
EQ/Putnam Growth &       Equico Securities Corporation           $  363              0.33%               0.23%
 Income Value
T. Rowe Price Equity     DLJ                                     $  694              1.03%               0.55%
 Income
T. Rowe Price            Jardine Fleming Securities Ltd.         $  454              0.19%               0.18%
 International Stock
                         Robert Fleming Securities Ltd.          $2,210              0.91%               1.29%
                         Fleming Martin Limited                  $   69              0.03%               0.04%

----------
* Except for Morgan Stanley Emerging Markets Equity Portfolio, each of the Portfolios above commenced operations on May 1, 1997. Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, J.P. Morgan Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, Portfolios did not pay any brokerage commissions during the fiscal year ended December 31, 1997.



                     CALENDAR YEAR ENDED DECEMBER 31, 1998*




                                                            AGGREGATE       PERCENTAGE OF       PERCENTAGE OF
                                   AFFILIATED               BROKERAGE      TOTAL BROKERAGE   TRANSACTIONS (BASED
        PORTFOLIO                 BROKER-DEALER         COMMISSIONS PAID     COMMISSIONS     ON DOLLAR AMOUNTS)
------------------------- ---------------------------- ------------------ ----------------- --------------------
Mercury Basic Value       DLJ                                $14,104             3.55%               4.43%
 Equity
                          Merrill Lynch and Co.              $13,238             3.33%               3.15%
Mercury World Strategy    DLJ                                $ 2,260             2.52%               3.40%
                          Merrill Lynch and Co.              $ 5,171             5.76%               7.31%
MFS Research              DLJ                                $   408              .07%                .07%
                          Pershing                           $    48              .01%                .01%
MFS Emerging Growth       Pershing                           $   600              .10%                .12%
 Companies
T. Rowe Price Equity      DLJ                                $ 3,544             2.47%               1.53%
 Income
T. Rowe Price             Jardine Fleming Securities         $ 1,978             1.10%                .72%
 International Stock       Ltd.
                          Robert Fleming Co.                 $ 5,249             2.92%               3.41%
                          Ord Minnett -- New                 $   326              .18%                .13%
                           Zealand -- Ltd.
                          Ord Minnett Group, Ltd.            $   155              .09%                .06%
                          DLJ                                $   165              .09%                .14%
Morgan Stanley Emerging   Morgan Stanley & Co.               $   596              .24%                .18%
 Markets Equity
Lazard Small Cap Value    DLJ                                $   150              .19%                .15%

----------
* The EQ/Aggressive Stock, EQ/Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, Alliance Small Cap Growth, EQ/Evergreen Foundation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity, Capital Guardian International, and Calvert Socially Responsible Portfolios did not pay any brokerage commissions during the year ended December 31, 1998.

                     CALENDAR YEAR ENDED DECEMBER 31, 1999*





                                                                                                   PERCENTAGE
                                                                AGGREGATE       PERCENTAGE OF    OF TRANSACTIONS
                                       AFFILIATED               BROKERAGE      TOTAL BROKERAGE      (BASED ON
PORTFOLIO                             BROKER-DEALER         COMMISSIONS PAID     COMMISSIONS     DOLLAR AMOUNTS)
----------------------------- ---------------------------- ------------------ ----------------- ----------------
Mercury Basic Value Equity    DLJ                                $19,906             3.15%              .54%
                              Merrill Lynch                      $21,572             3.41%              .74%
Mercury World Strategy        DLJ                                $   357              .10%              .05%
                              Merrill Lynch                      $ 4,852             8.41%             1.65%
T. Rowe Price Equity Income   DLJ                                $ 6,381             3.16%             1.01%
                              Autranet                           $   610              .30%              .10%
T. Rowe Price International   Jardine Fleming Securities         $ 1,972             1.13%             1.77%
 Stock                         Ltd.
                              Robert Fleming Co.                 $ 3,022             1.73%             1.71%
                              DLJ                                $ 1,132              .71%              .77%
Morgan Stanley Emerging       DLJ                                $ 6,812              .80%              .76%
 Markets Equity               Morgan Stanley & Co.               $11,316             1.32%              .92%
EQ/Evergreen Foundation       DLJ                                $    13              .04%              .07%
                              Lieber & Company                   $12,526            37.10%            50.02%
EQ/Evergreen                  DLJ                                $     8              .06%              .06%
                              Lieber & Company                   $11,864            91.37%            47.81%
Capital Guardian              DLJ                                $    99              .14%              .13%
 International
Alliance Global               DLJ                                $ 3,460              .06%              .01%
Alliance International        DLJ                                $ 1,086              .06%              .02%


----------

* The EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity, and Capital Guardian International Portfolios commenced operations on April 30, 1999. The Calvert Socially Responsible Portfolio commenced operations on August 30, 1999. The EQ/Aggressive Stock, EQ/Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, and Alliance Small Cap Growth Portfolios commenced operations on October 18, 1999. The EQ/Alliance Technology Portfolio is not included in the above table because it had no operations during the fiscal year ended December 31, 1999.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares at each Portfolio's net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of a Portfolio of the Trust will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

    o The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items", if any, allocated to that Portfolio. "General Items" include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

    o The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, changes and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:


    o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the Nasdaq national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

    o Foreign securities not traded directly, or in ADRs or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin. Foreign currency is converted into United States dollar equivalent at current exchange rates.

    o United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, are valued at representative quoted prices.

    o Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

    o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities in such Portfolios which mature in more than 60 days are valued at representative quoted prices. Securities held by the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

    o Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

    o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

    o Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

    o Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

    o Futures contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

    o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. In addition, there may be occasions where a different pricing provider or methodology is used. The Manager and Advisers will continuously monitor the performance of these services.


REDEMPTION OF SHARES

The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (i) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or
(iii) as the SEC may otherwise permit.

The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

TAXATION

Each Portfolio is treated for federal income tax purposes as a separate taxpayer. The Trust intends that each Portfolio shall qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains which are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio investing in foreign securities or currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio. However, if foreign securities comprise more than 50% of the year-end value of a Portfolio, the Portfolio may elect to pass through such foreign taxes as a deemed dividend to shareholders. In such a case the shareholder and not the Portfolio would be entitled to claim a federal tax deduction or credit for foreign taxes, as appropriate. The deduction or credit will not necessarily result in a direct or immediate benefit to Contract owners.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

In addition, the Secretary of the Treasury has regulatory authority to exclude from qualifying income described above foreign currency gains which are not "directly related" to a regulated investment company's "principal business of investing" in stock, securities or related options or futures. The Secretary of the Treasury has not to date exercised this authority.

Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

      o  98% of the Portfolio's ordinary income for the calendar year;

      o 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

      o any undistributed ordinary income or capital gain net income for the prior year.

The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

Because the Trust is used to fund non-qualified Contracts, each Portfolio must meet the diversification requirements imposed by the Code or these Contracts will fail to qualify as life insurance and annuities. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L of the Code, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. In the context of United States Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States) each United States Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the first day of each calendar year quarter. There is a thirty (30) day period after the end of each calendar year quarter in which to cure any non-compliance.

PORTFOLIO PERFORMANCE

Returns and yields shown do not reflect insurance company charges and fees applicable to the Contracts.


ALLIANCE MONEY MARKET PORTFOLIO YIELD

The Alliance Money Market Portfolio calculates yield information for seven-day periods and may illustrate that information in advertisements or sales materials. The seven-day current yield calculation is based on a hypothetical shareholder account with one share at the beginning of the period. To determine the seven-day rate of return, the net change in the share value is computed by subtracting the share value at the beginning of the period from the share value (exclusive of capital changes) at the end of the period. The net change is divided by the share value at the beginning of the period to obtain the base period rate of return. This seven-day base period return is then multiplied by 365/7 to produce an annualized current yield figure carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the Portfolio are excluded from this calculation. The net change in share values also reflects all accrued expenses of the Alliance Money Market Portfolio as well as the value of additional shares purchased with dividends from the original shares and any additional shares.

The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Alliance Money Market Portfolio's investments, as follows: The unannualized base period return is compounded by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result--i.e., effective yield = [(base period return +
1)365/7]-1.

Alliance Money Market Portfolio yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. Yield is a function of the type and quality of the instruments in the Alliance Money Market Portfolio, maturities and rates of return on investments, among other factors. In addition, the value of shares of the Alliance Money Market Portfolio will fluctuate and not remain constant.

The Alliance Money Market Portfolio yield may be compared with yields of other investments. However, it should not be compared to the return of fixed rate investments which guarantee rates of interest for specified periods. The yield also should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis. Investment income of the Alliance Money Market Portfolio, including any realized gains as well as accrued interest, is not paid out in dividends but is reflected in the share value. The Alliance Money Market Portfolio yield also does not reflect insurance company charges and fees applicable to Contracts.


COMPUTATION OF TOTAL RETURN

Each Portfolio may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)1/n

where "T" equals average annual total return; where "ERV", the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period; where "P" equals a hypothetical initial investment of $1,000; and where "n" equals the number of years.

Each Portfolio's total return will vary from time to time depending upon market conditions, the composition of each Portfolio's investment portfolio and operating expenses of the Trust allocated to each Portfolio. Total return should also be considered relative to changes in the value of a Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These total return figures do not reflect insurance company expenses and fees applicable to the Contracts. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.


NON-STANDARD PERFORMANCE

In addition to the performance information described above, each Portfolio may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Computation of Total Return" above except that no annualization is made.


CODE OF ETHICS

The Trust, its Manager, its Distributors, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 (as amended). Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts. A copy of each of the Codes of Ethics are on public file with, and are available from, the SEC.


OTHER SERVICES



INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Trust.


CUSTODIAN

The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the custody agreement between the Trust and The Chase Manhattan Bank, The Chase Manhattan Bank maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. The Chase Manhattan Bank is also required, upon the order of the Trust, to deliver securities held by The Chase Manhattan Bank, and to make payments for securities purchased by the Trust. The Chase Manhattan Bank has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.


TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent for the Trust. Equitable receives no compensation for providing such services for the Trust.


COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, N.W. Washington, D.C. 20006, serves as counsel to the Trust.

Sullivan & Worcester, LLP, 1025 Connecticut Avenue, N.W., Suite 1000, Washington, D.C. 20036, serves as counsel to the Independent Trustees of the Trust.


FINANCIAL STATEMENTS

The audited financial statements for the period ended December 31, 1999, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made a part of this document.

                                   APPENDIX A
                                EQ ADVISORS TRUST
                          INVESTMENT STRATEGIES SUMMARY


                                               BORROWINGS     BORROWINGS
                              ASSET-BACKED   (EMERGENCIES,   (LEVERAGING   CONVERTIBLE
PORTFOLIO                      SECURITIES     REDEMPTIONS)    PURPOSES)     SECURITIES   FLOATERS(A)
---------------------------- -------------- --------------- ------------- ------------- -------------
EQ/Aggressive Stock ........       Y              Y              N             Y             Y
EQ/Balanced ................       Y              Y              N             Y             Y
Alliance Common Stock ......       Y              Y              N             Y             Y
Alliance Conservative
 Investors .................       Y              Y              N             Y             Y
Alliance Equity Index ......       N              Y              N             Y             Y
Alliance Global ............       Y              Y              N             Y             Y
Alliance Growth and
 Income ....................       Y              Y              N             Y             Y
Alliance Growth
 Investors .................       Y              Y              N             Y             Y
Alliance High Yield ........       Y              Y              N             Y             Y
Alliance Intermediate
 Government Securities......       Y              Y              N             Y             Y
Alliance International .....       Y              Y              N             Y             Y
Alliance Money Market ......       Y              Y              N             Y             Y
Alliance Quality Bond ......       Y              Y              N             Y             Y
Alliance Small Cap
 Growth ....................       Y              Y              N             Y             Y
EQ/Alliance Technology .....       Y             Y-33.3%         N             Y             Y
T. Rowe Price
 International Stock .......       N             Y-33.3%         N             Y             N
T. Rowe Price Equity
 Income ....................       N             Y-33.3%         N             Y             N
EQ/Putnam Growth &
 Income Value ..............       N             Y-10.0%         N             Y             N
EQ/Putnam International
 Equity ....................       N             Y-10.0%         N             Y             N
EQ/Putnam Investors
 Growth ....................       N             Y-10.0%         N             Y             N
EQ/Putnam Balanced .........       Y             Y-10.0%         N             Y             Y
MFS Research ...............       N             Y-33.3%         N             Y             N
MFS Emerging Growth
 Companies .................       N             Y-33.3%         N             Y             N



                                                                                    FOREIGN    FOREIGN
                                                                       FOREIGN     CURRENCY    CURRENCY    OPTIONS
                                INVERSE       BRADY     DEPOSITORY     CURRENCY     FORWARD    FUTURES    (EXCHANGE
PORTFOLIO                     FLOATERS(A)   BONDS(B)   RECEIPTS(B)   SPOT TRANS.    TRANS.    TRANS.(A)    TRADED)
---------------------------- ------------- ---------- ------------- ------------- ---------- ----------- ----------
EQ/Aggressive Stock ........      Y            Y           Y             Y            Y          Y           Y
EQ/Balanced ................      Y            Y           Y             Y            Y          Y           Y
Alliance Common Stock ......      Y            Y           Y             Y            Y          Y           Y
Alliance Conservative
 Investors .................      Y            Y           Y             Y            Y          Y           Y
Alliance Equity Index ......      Y            N           N             N            N          N           N
Alliance Global ............      Y            Y           Y             Y            Y          Y           Y
Alliance Growth and
 Income ....................      Y            Y           Y             Y            Y          Y           Y
Alliance Growth
 Investors .................      Y            Y           Y             Y            Y          Y           Y
Alliance High Yield ........      Y            Y           Y             Y            Y          Y           Y
Alliance Intermediate
 Government Securities......      Y            Y           N             Y            N          N           Y
Alliance International .....      Y            Y           Y             Y            Y          Y           Y
Alliance Money Market ......      Y            N           Y             N            N          N           N
Alliance Quality Bond ......      Y            Y           Y             Y            Y          Y           Y
Alliance Small Cap
 Growth ....................      Y            Y           Y             Y            Y          Y           Y
EQ/Alliance Technology .....      Y            Y           Y             Y            Y          Y           Y
T. Rowe Price
 International Stock .......      N            N           Y             Y            Y          Y           Y
T. Rowe Price Equity
 Income ....................      N            N           Y             Y            Y          Y           Y
EQ/Putnam Growth &
 Income Value ..............      N            N           Y             Y            Y          Y           Y
EQ/Putnam International
 Equity ....................      N            N           Y             Y            Y          Y           Y
EQ/Putnam Investors
 Growth ....................      N            N           Y             Y            Y          Y           Y
EQ/Putnam Balanced .........      N            Y           Y             Y            Y          Y           Y
MFS Research ...............      N            N           Y             Y            Y          N           N
MFS Emerging Growth
 Companies .................      N            N           Y             Y            Y          Y           Y

                                                BORROWINGS      BORROWINGS
                              ASSET-BACKED    (EMERGENCIES,    (LEVERAGING   CONVERTIBLE
PORTFOLIO                      SECURITIES      REDEMPTIONS)     PURPOSES)     SECURITIES   FLOATERS(A)
---------------------------- -------------- ----------------- ------------- ------------- -------------
MFS Growth with
 Income ....................       N              Y-10.0%          N             Y             N
Morgan Stanley Emerging
 Markets Equity ............       Y              Y-33.3%          N             Y             Y
Warburg Pincus Small
 Company Value .............       N              Y-30.0%          N             Y             N
Mercury World Strategy .....       N              Y-33.3%          N             Y             N
Mercury Basic Value
 Equity ....................       N              Y-33.3%          N             Y             N
Lazard Large Cap Value .....       N              Y-10.0%      Y-33.3%           Y             Y
Lazard Small Cap Value .....       N              Y-15.0%(E)       N             Y             Y
J. P. Morgan Core Bond .....       Y              Y-33.3%          N             Y             N
BT Small Company
 Index .....................       Y              Y-33.3%          N             Y             N
BT International Equity
 Index .....................       Y              Y-33.3%          N             Y             N
BT Equity 500 Index ........       Y              Y-33.3%          N             Y             N
EQ/Evergreen ...............       N              Y-33.3%          N             Y             N
EQ/Evergreen
 Foundation ................       N              Y-33.3%          N             Y             N
EQ/Alliance Premier
 Growth ....................       N               Y-5.0%          N             Y             N
Capital Guardian
 Research ..................       N               Y-5.0%          N             Y             N
Capital Guardian U.S.
 Equity ....................       N               Y-5.0%          N             Y             N
Capital Guardian
 International .............       N               Y-5.0%          N             Y             N
Calvert Socially
 Responsible ...............       Y              Y-33.3%          N             Y             Y



                                                                                    FOREIGN    FOREIGN
                                                                       FOREIGN     CURRENCY    CURRENCY    OPTIONS
                                INVERSE       BRADY     DEPOSITORY     CURRENCY     FORWARD    FUTURES    (EXCHANGE
PORTFOLIO                     FLOATERS(A)   BONDS(B)   RECEIPTS(B)   SPOT TRANS.    TRANS.    TRANS.(A)    TRADED)
---------------------------- ------------- ---------- ------------- ------------- ---------- ----------- ----------
MFS Growth with
 Income ....................      N            N           Y             Y            Y          Y           Y
Morgan Stanley Emerging
 Markets Equity ............      Y            Y           Y             Y            Y          Y           Y
Warburg Pincus Small
 Company Value .............      N            N           Y             Y            Y          Y           Y
Mercury World Strategy .....      N            N           Y             Y            Y          Y           Y
Mercury Basic Value
 Equity ....................      N            N         Y-10%           Y            Y          Y           Y
Lazard Large Cap Value .....      N            N         Y-10%           Y            N          N           N
Lazard Small Cap Value .....      N            N           Y             N            N          N           N
J. P. Morgan Core Bond .....      N            Y           Y             Y            Y          Y           Y
BT Small Company
 Index .....................      N            N           N             N            N          N           N
BT International Equity
 Index .....................      N            N           Y             Y            Y          Y           Y
BT Equity 500 Index ........      N            N           Y             N            N          N           N
EQ/Evergreen ...............      N            N           Y             Y            N          N           N
EQ/Evergreen
 Foundation ................      N            N           Y             Y            Y          Y           Y
EQ/Alliance Premier
 Growth ....................      N            N           Y             Y            Y          Y           Y
Capital Guardian
 Research ..................      N            N           Y             Y            N          N           N
Capital Guardian U.S.
 Equity ....................      N            N           Y             Y            N          N           N
Capital Guardian
 International .............      N            N           Y             Y            Y          Y           Y
Calvert Socially
 Responsible ...............      Y            Y           Y             Y            Y          Y           Y



-------
(A)        Considered a derivative security.
(B)        Considered a foreign security.
(C)        Written options must be "covered."
(D)        Certain mortgages are considered derivatives.
(E) May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets).

                               EQ ADVISORS TRUST
                   INVESTMENT STRATEGIES SUMMARY (CONTINUED)




                                             FOREIGN CURRENCY
                              FOREIGN  -----------------------------
                              OPTIONS   (WRITTEN, CALL     FOREIGN      FORWARD         HYBRID        ILLIQUID
PORTFOLIO                      (OTC)       OPTIONS)      SECURITIES   COMMITMENTS   INSTRUMENTS(A)   SECURITIES
---------------------------- --------- ---------------- ------------ ------------- ---------------- ------------
EQ/Aggressive Stock ........     Y             Y           Y-25%           Y              Y            Y-15%
EQ/Balanced ................     Y             Y           Y-20%           Y              Y            Y-15%
Alliance Common Stock ......     Y             Y             Y             Y              Y            Y-15%
Alliance Conservative
 Investors .................     Y             Y           Y-15%           Y              Y            Y-15%
Alliance Equity Index ......     N             N             N             Y              Y            Y-15%
Alliance Global ............     Y             Y             Y             Y              Y            Y-15%
Alliance Growth and
 Income ....................     Y             Y             Y             Y              N            Y-15%
Alliance Growth
 Investors .................     Y             Y           Y-30%           Y              Y            Y-15%
Alliance High Yield ........     Y             Y             Y             Y              Y            Y-15%
Alliance Intermediate
 Government Securities......     Y             N             N             Y              Y            Y-15%
Alliance International .....     Y             Y             Y             Y              Y            Y-15%
Alliance Money Market ......     N             N           Y-20%           Y              N            Y-10%
Alliance Quality Bond ......     Y             Y             Y             Y              Y            Y-15%
Alliance Small Cap
 Growth ....................     Y             Y           Y-20%           Y              Y            Y-15%
EQ/Alliance Technology .....     Y             Y             Y             Y            Y-10%          Y-10%
T. Rowe Price
 International Stock .......     Y             Y             Y             Y            Y-10%          Y-15%
T. Rowe Price Equity
 Income ....................     N             Y           Y-25%           Y            Y-10%          Y-15%
EQ/Putnam Growth &
 Income Value ..............     Y             Y             Y             Y              N            Y-15%
EQ/Putnam International
 Equity ....................     Y             Y             Y             Y              N            Y-15%
EQ/Putnam Investors
 Growth ....................     Y             Y             Y             Y              N            Y-15%
EQ/Putnam Balanced .........     Y             Y             Y             Y              N            Y-15%
MFS Research ...............     N             N           Y-20%           Y              N            Y-15%
MFS Emerging Growth
 Companies .................     Y             Y           Y-25%           Y              N            Y-15%



                              INVESTMENT   NON-INV.
                                 GRADE      GRADE                                                           SECURITY   SECURITY
                                 FIXED      FIXED         LOAN         MORTGAGE      DIRECT     MUNICIPAL    FUTURES    OPTIONS
PORTFOLIO                       INCOME      INCOME   PARTICIPATIONS   RELATED(D)   MORTGAGES   SECURITIES   TRANS.(A)  TRANS.(C)
---------------------------- ------------ --------- ---------------- ------------ ----------- ------------ ---------- ----------
EQ/Aggressive Stock ........      Y           N             Y              Y           N            N           Y          Y
EQ/Balanced ................      Y           Y             Y              Y           N            N           Y          Y
Alliance Common Stock ......      Y           Y             Y              Y           N            N           Y          Y
Alliance Conservative
 Investors .................      Y           N             Y              Y           N            N           Y          Y
Alliance Equity Index ......      Y           N             Y              N           N            N           Y          N
Alliance Global ............      Y           N             Y              Y           N            N           Y          Y
Alliance Growth and
 Income ....................      Y         Y-30%           Y              Y           N            N           Y          Y
Alliance Growth
 Investors .................    Y-60%       Y-15%           Y              Y           N            N           Y          Y
Alliance High Yield ........      Y           Y             Y              Y           N            N           Y          Y
Alliance Intermediate
 Government Securities......      Y           N             Y              Y           N            N           Y          Y
Alliance International .....      Y           N             Y              Y           N            N           Y          Y
Alliance Money Market ......      Y           N             N              Y           N            N           N          N
Alliance Quality Bond ......      Y           N             Y              Y           N            N           Y          Y
Alliance Small Cap
 Growth ....................      Y           N             Y              Y           N            N           Y          Y
EQ/Alliance Technology .....      Y           N             N              Y           N            N           Y          Y
T. Rowe Price
 International Stock .......      Y           N             N              N           N            N           Y          Y
T. Rowe Price Equity
 Income ....................      Y         Y-10%           N              N           N            N           Y          Y
EQ/Putnam Growth &
 Income Value ..............      Y           Y             N              N           N            N           Y          Y
EQ/Putnam International
 Equity ....................      Y           Y             N              N           N            N           Y          Y
EQ/Putnam Investors
 Growth ....................      Y           Y             N              N           N            N           Y          Y
EQ/Putnam Balanced .........      Y           Y             Y              Y           N            N           Y          Y
MFS Research ...............      Y         Y-10%           N              N           N            N           N          N
MFS Emerging Growth
 Companies .................      Y           Y             N              N           N            N           Y          Y

                                                 FOREIGN CURRENCY
                                           -----------------------------
                                     FOREIGN
                                  OPTIONS   (WRITTEN, CALL     FOREIGN      FORWARD         HYBRID        ILLIQUID
PORTFOLIO                          (OTC)       OPTIONS)      SECURITIES   COMMITMENTS   INSTRUMENTS(A)   SECURITIES
-------------------------------- --------- ---------------- ------------ ------------- ---------------- ------------
MFS Growth with
 Income ........................     N             N           Y-20%           Y              N            Y-15%
Morgan Stanley Emerging
 Market Equity .................     Y             Y             Y             Y              Y            Y-15%
Warburg Pincus Small
 Company Value .................     N             Y             Y             N              N            Y-15%
Mercury World Strategy .........     Y             Y             Y             Y              N            Y-15%
Mercury Basic Value
 Equity ........................     N             Y             Y             Y              N            Y-15%
Lazard Large Cap Value .........     N             Y             Y             Y              N            Y-10%
Lazard Small Cap Value .........     N             N             Y             Y              N            Y-10%
J. P. Morgan Core Bond .........     Y             Y             Y             Y              N            Y-15%
BT Small Company
 Index .........................     N             N             N             Y              N            Y-15%
BT International Equity
 Index .........................     Y             Y             Y             Y              N            Y-15%
BT Equity 500 Index ............     N             N             Y             Y              N            Y-15%
EQ/Evergreen ...................     Y             Y             Y             Y              N            Y-15%
EQ/Evergreen
 Foundation ....................     N             Y             Y             Y              N            Y-15%
EQ/Alliance Premier
 Growth ........................     Y             Y             Y             Y              N            Y-15%
Capital Guardian
 Research ......................     N             N           Y-15%           Y            Y-10%          Y-15%
Capital Guardian U.S.
 Equity ........................     N             N             Y             Y            Y-10%          Y-15%
Capital Guardian
 International .................     Y             Y             Y             Y            Y-10%          Y-15%
Calvert Socially
 Responsible ...................     Y             Y           Y-10%           Y            Y-5%           Y-15%



                                  INVESTMENT  NON-INV.
                                    GRADE       GRADE                                                           SECURITY
                                    FIXED       FIXED         LOAN         MORTGAGE      DIRECT     MUNICIPAL    FUTURES
PORTFOLIO                           INCOME     INCOME    PARTICIPATIONS   RELATED(D)   MORTGAGES   SECURITIES   TRANS.(A)
-------------------------------- ----------- ---------- ---------------- ------------ ----------- ------------ ----------
MFS Growth with
 Income ........................      Y          Y              N              N           N            N           Y
Morgan Stanley Emerging
 Market Equity .................      Y          Y              Y              Y           N            Y           Y
Warburg Pincus Small
 Company Value .................      Y          Y              N              N           N            N           Y
Mercury World Strategy .........      Y          N              N              N           N            N           Y
Mercury Basic Value
 Equity ........................      Y          N              N              N           N            N           Y
Lazard Large Cap Value .........      Y          N              Y              Y           N            N           N
Lazard Small Cap Value .........      Y          N              Y              Y           N            N           N
J. P. Morgan Core Bond .........      Y          N              Y              Y           Y            Y           Y
BT Small Company
 Index .........................      Y          N              N              Y           N            N           Y
BT International Equity
 Index .........................      Y          N              N              Y           N            N           Y
BT Equity 500 Index ............      Y          N              N              Y           N            N           Y
EQ/Evergreen ...................      Y          N              N              N           N            N           Y
EQ/Evergreen
 Foundation ....................      Y          Y              N              Y           N            N           Y
EQ/Alliance Premier
 Growth ........................      Y          N              N              N           N            N           Y
Capital Guardian
 Research ......................      Y          N              N              N           N            N           Y
Capital Guardian U.S.
 Equity ........................      Y          N              N              N           N            N           Y
Capital Guardian
 International .................      Y          N              N              N           N            N           Y
Calvert Socially
 Responsible ...................      Y        Y-20%            N              N           N            Y           Y



                                    SECURITY
                                     OPTIONS
PORTFOLIO                         TRANS.(C)
-------------------------------- ----------
MFS Growth with
 Income ........................      Y
Morgan Stanley Emerging
 Market Equity .................      Y
Warburg Pincus Small
 Company Value .................      Y
Mercury World Strategy .........      Y
Mercury Basic Value
 Equity ........................      Y
Lazard Large Cap Value .........      N
Lazard Small Cap Value .........      N
J. P. Morgan Core Bond .........      Y
BT Small Company
 Index .........................      Y
BT International Equity
 Index .........................      Y
BT Equity 500 Index ............      Y
EQ/Evergreen ...................      Y
EQ/Evergreen
 Foundation ....................      Y
EQ/Alliance Premier
 Growth ........................      Y
Capital Guardian
 Research ......................      Y
Capital Guardian U.S.
 Equity ........................      Y
Capital Guardian
 International .................      Y
Calvert Socially
 Responsible ...................      Y


-------
(A)        Considered a derivative security.


(B)        Considered a foreign security.

(C)        Written options must be "covered."

(D)        Certain mortgages are considered derivatives.

(E) May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets).

                               EQ ADVISORS TRUST
                   INVESTMENT STRATEGIES SUMMARY (CONCLUDED)


                              PASSIVE    PAYMENT   REAL ESTATE                  REVERSE
                              FOREIGN    IN-KIND    INVESTMENT   REPURCHASE   REPURCHASE   SECURITIES
PORTFOLIO                   INV. COMP.    BONDS       TRUSTS     AGREEMENTS   AGREEMENTS     LENDING
-------------------------- ------------ --------- ------------- ------------ ------------ ------------
EQ/Aggressive Stock ......       Y          Y           Y             Y            N        Y-50%
EQ/Balanced ..............       Y          Y           Y             Y            N       Y-50.0%
Alliance Common Stock ....       Y          Y           Y             Y            N       Y-50.0%
Alliance Conservative
 Investors ...............       Y          Y           Y             Y            N       Y-50.0%
Alliance Equity Index ....       Y          Y           Y             N            N       Y-50.0%
Alliance Global ..........       Y          Y           Y             Y            N       Y-50.0%
Alliance Growth and
 Income ..................       Y          Y           Y             Y            N       Y-50.0%
Alliance Growth
 Investors ...............       Y          Y           Y             Y            N       Y-50.0%
Alliance High Yield ......       Y          Y           Y             Y            N           Y
Alliance Intermediate
 Government Securities....       Y          Y           Y             Y            N           Y
Alliance International ...       Y          Y           Y             Y            N       Y-50.0%
Alliance Money Market ....       Y          Y           Y             Y            N       Y-50.0%
Alliance Quality Bond ....       Y          Y           Y             Y            N       Y-50.0%
Alliance Small Cap
 Growth ..................       Y          Y           Y             Y            N       Y-50.0%
EQ/Alliance Technology ...       N          Y           Y             Y            Y       Y-33.3%
T. Rowe Price
 International Stock .....       Y          N           N             Y            Y       Y - 33.3%
T. Rowe Price Equity
 Income ..................       N          Y           Y             Y            Y       Y - 33.3%
EQ/Putnam Growth &
 Income Value ............       N          Y           N             Y            N       Y - 25.0%
EQ/Putnam International
 Equity ..................       Y          N           N             Y            N       Y - 25.0%
EQ/Putnam Investors
 Growth ..................       N          N           N             Y            N       Y - 25.0%
EQ/Putnam Balanced .......       N          Y           Y             Y            N       Y - 25.0%
MFS Research .............       N          N           N             Y            N       Y - 33.3%
MFS Emerging Growth
 Companies ...............       N          Y           N             Y            N       Y - 30.0%
MFS Growth with
 Income ..................       N          N           N             Y            N       Y - 25.0%



                            SHORT SALES      SMALL                                                       ZERO
                              AGAINST-      COMPANY    STRUCTURED      SWAP     U.S. GOV'T              COUPON
PORTFOLIO                     THE-BOX     SECURITIES    NOTES(A)    TRANS.(A)   SECURITIES   WARRANTS   BONDS
-------------------------- ------------- ------------ ------------ ----------- ------------ ---------- -------
EQ/Aggressive Stock ......       Y             Y            Y           Y            Y           Y        Y
EQ/Balanced ..............       Y             Y            Y           Y            Y           Y        Y
Alliance Common Stock ....       Y             Y            Y           Y            Y           Y        Y
Alliance Conservative
 Investors ...............       Y             Y            Y           Y            Y           Y        Y
Alliance Equity Index ....       Y             Y            Y           Y            Y           Y        Y
Alliance Global ..........       Y             Y            Y           Y            Y           Y        Y
Alliance Growth and
 Income ..................       Y             Y            Y           Y            Y           Y        Y
Alliance Growth
 Investors ...............       Y             Y            Y           Y            Y           Y        Y
Alliance High Yield ......       Y             Y            Y           Y            Y           Y        Y
Alliance Intermediate
 Government Securities....       Y             Y            Y           Y            Y           Y        Y
Alliance International ...       Y             Y            Y           Y            Y           Y        Y
Alliance Money Market ....       Y             Y            Y           N            Y           N        Y
Alliance Quality Bond ....       Y             Y            Y           Y            Y           Y        Y
Alliance Small Cap
 Growth ..................       Y             Y            Y           Y            Y           Y        Y
EQ/Alliance Technology ...       N             Y            Y           Y            Y           Y        Y
T. Rowe Price
 International Stock .....       Y             N            N           N            Y           Y        N
T. Rowe Price Equity
 Income ..................       Y             N            N           N            Y           Y        Y
EQ/Putnam Growth &
 Income Value ............       N             N            N           N            Y           Y        Y
EQ/Putnam International
 Equity ..................       N             Y            N           Y            Y           Y        N
EQ/Putnam Investors
 Growth ..................       N             N            N           Y            Y           Y        N
EQ/Putnam Balanced .......       N             Y            N           N            Y           Y        Y
MFS Research .............       Y             Y            N           N            Y           Y        Y
MFS Emerging Growth
 Companies ...............       N             Y            N           N            Y           Y        Y
MFS Growth with
 Income ..................       N             N            N           N            Y           Y        Y

                                PASSIVE    PAYMENT   REAL ESTATE                  REVERSE
                                FOREIGN    IN-KIND    INVESTMENT   REPURCHASE   REPURCHASE   SECURITIES
PORTFOLIO                     INV. COMP.    BONDS       TRUSTS     AGREEMENTS   AGREEMENTS     LENDING
---------------------------- ------------ --------- ------------- ------------ ------------ ------------
Morgan Stanley Emerging
 Markets Equity ............       Y          Y           Y             Y            Y       Y - 33.3%
Warburg Pincus Small
 Company Value .............       N          N           N             Y            N       Y - 20.0%
Mercury World Strategy .....       N          N           N             Y            N       Y - 20.0%
Mercury Basic Value
 Equity ....................       N          N           N             Y            N       Y - 20.0%
Lazard Large Cap Value .....       N          N           Y             Y            Y       Y - 10.0%
Lazard Small Cap Value .....       N          N           Y             Y            N       Y - 10.0%
J.P. Morgan Core Bond ......       N          Y           Y             Y            Y       Y - 33.3%
BT Small Company
 Index .....................       N          N           Y             Y            Y       Y - 30.0%
BT International Equity
 Index .....................       N          N           Y             Y            Y       Y - 30.0%
BT Equity 500 Index ........       N          N           Y             Y            Y       Y - 30.0%
EQ/Evergreen ...............       N          N           N             Y            Y       Y - 33.3%
EQ/Evergreen
 Foundation ................       N          N           Y             Y            Y       Y - 33.3%
EQ/Alliance Premier
 Growth ....................       N          N           Y             Y            N       Y - 25.0%
Capital Guardian
 Research ..................       N          N           Y             Y            N       Y-33.3%
Capital Guardian U.S.
 Equity ....................       N          N           Y             Y            N       Y-33.3%
Capital Guardian
 International .............       Y          N           Y             Y            N       Y-33.3%
Calvert Socially
 Responsible ...............       N          N           Y             Y            Y       Y-33.3%



                              SHORT SALES      SMALL                                                       ZERO
                                AGAINST-      COMPANY    STRUCTURED      SWAP     U.S. GOV'T              COUPON
PORTFOLIO                       THE-BOX     SECURITIES    NOTES(A)    TRANS.(A)   SECURITIES   WARRANTS   BONDS
---------------------------- ------------- ------------ ------------ ----------- ------------ ---------- -------
Morgan Stanley Emerging
 Markets Equity ............       Y             Y            Y           Y            Y           Y        Y
Warburg Pincus Small
 Company Value .............       Y             Y            N           N            Y           Y        N
Mercury World Strategy .....       N             N            N           N            Y           Y        N
Mercury Basic Value
 Equity ....................       N             N            N           N            Y           Y        N
Lazard Large Cap Value .....       N             N            N           N            Y           Y        N
Lazard Small Cap Value .....       N             Y            N           N            Y           Y        N
J.P. Morgan Core Bond ......       Y             N            N           Y            Y           Y        Y
BT Small Company
 Index .....................       N             Y            N           N            Y           Y        N
BT International Equity
 Index .....................       N             N            N           Y            Y           Y        N
BT Equity 500 Index ........       N             N            N           N            Y           Y        N
EQ/Evergreen ...............       Y             Y            N           N            Y           Y        N
EQ/Evergreen
 Foundation ................       N             N            N           N            Y           Y        N
EQ/Alliance Premier
 Growth ....................       N             N            N           N            Y           Y        N
Capital Guardian
 Research ..................       N             Y            N           N            Y           Y        N
Capital Guardian U.S.
 Equity ....................       N             Y            N           N            Y           Y        N
Capital Guardian
 International .............       N             Y            N           N            Y           Y        N
Calvert Socially
 Responsible ...............       Y             Y            Y           Y            Y           Y        Y


-------
(A)        Considered a derivative security.


(B)        Considered a foreign security.

(C)        Written options must be "covered."

(D)        Certain mortgages are considered derivatives.

(E) May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets).

                                   APPENDIX B


DESCRIPTION OF COMMERCIAL PAPER RATINGS


A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor's. Commercial paper rated A-1 by Standard & Poor's has the following characteristics:

      o  liquidity ratios are adequate to meet cash requirements;

      o  long-term senior debt is rated "A" or better;

      o the issuer has access to at least two additional channels of borrowing;

      o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

      o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

      o  the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor's to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:


      o  evaluation of the management of the issuer;

      o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

      o evaluation of the issuer's products in relation to competition and customer acceptance;

      o  liquidity;

      o  amount and quality of long-term debt;

      o  trend of earnings over a period of ten years;

      o financial strength of parent company and the relationships which exist with the issuer; and

      o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

Standard & Poor's ratings are as follows:

      o Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      o Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

      o The rating C1 is reserved for income bonds on which no interest is being paid.

      o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to Ccc may be modified by the addition of a plus (+) or minus (--) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

      o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      o Bonds which are rated A possess many favorably investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

      o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

      o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)(1)        Agreement and Declaration of Trust.1

(a)(2)        Amended and Restated Agreement and Declaration of Trust.2

(a)(3)        Certificate of Trust.1

(a)(4)        Certificate of Amendment.2

(b)(1)(i)     By-Laws of the Trust.1

(c)(1)(ii)    None other than Exhibit (a)(2) and (b)(1)(i).

(d)           Investment Advisory Contracts

(d)(1)(i) Investment Management Agreement between EQ Advisors Trust ("Trust") and EQ Financial Consultants, Inc. ("EQFC") dated April 14, 1997.4

(d)(1)(ii) Amendment No. 1, dated December 9, 1997 to Investment Management Agreement between the Trust and EQFC dated April 14, 1997.7

(d)(1)(iii) Amendment No. 2, dated as of December 31, 1998 to Investment Management Agreement between the Trust and EQFC dated April 14, 1997.11

(d)(1)(iv) Form of Amendment No. 3, dated as of April 30, 1999, to Investment Management Agreement between the Trust and EQFC.11

(d)(1)(v) Form of Amendment No. 4, dated as of August 30, 1999, to Investment Management Agreement between the Trust and EQFC.12

(d)(1)(vi) Amended and Restated Investment Management Agreement, dated as of May 1, 2000, between the Trust and The Equitable Life Assurance Society of the United States ("Equitable").

(d)(2) Investment Advisory Agreement between EQFC and T. Rowe Price Associates, Inc. dated April 1997.4


(d)(3) Investment Advisory Agreement between EQFC and Rowe Price-Fleming International, Inc. dated April 1997.4

(d)(4) Investment Advisory Agreement between EQFC and Putnam Investment Management, Inc. dated April 1997.4

(d)(5)(i) Investment Advisory Agreement between EQFC and Massachusetts Financial Services Company ("MFS") dated April 1997.4

(d)(5)(ii) Amendment No. 1, dated as of December 31, 1998 to Investment Advisory Agreement by and between EQFC and MFS dated April 1997.11

(d)(5)(iii) Amendment No. 2, dated as of May 1, 2000 to Investment Advisory Agreement by and between Equitable and MFS dated April 1997.14

(d)(6) Investment Advisory Agreement between EQFC and Morgan Stanley Asset Management Inc. dated April 1997.4

(d)(7) Investment Advisory Agreement between EQFC and Merrill Lynch Asset Management, L.P. dated April 1997.4

(d)(8)        Investment Advisory Agreement between EQFC and Lazard Freres & Co.
              LLC dated December 9, 1997.7

(d)(9) Investment Advisory Agreement between EQFC and J.P. Morgan Investment Management, Inc. dated December 9, 1997.7

(d)(10) Investment Advisory Agreement between EQFC and Credit Suisse Asset Management, LLC, dated as of July 1, 1999.12


(d)(11) Investment Advisory Agreement between EQFC and Evergreen Asset Management Corp., dated as of December 31, 1998.11


(d)(12)(i) Form of Investment Advisory Agreement between EQFC and Alliance Capital Management L.P. ("Alliance") dated as of April 30, 1999.11

(d)(12)(ii) Amendment No. 1, dated as of October 1, 1999 to Investment Advisory Agreement by and between EQFC and Alliance, dated as of April 30, 1999.14

(d)(12)(iii)  Amendment No. 2, dated May 1, 2000 to Investment Advisory
              Agreement by and between Equitable and Alliance, dated as of May 1, 2000.

(d)(13) Investment Advisory Agreement between EQFC and Capital Guardian Trust Company, dated as of May 1, 1999.11

(d)(13)(i) Amendment No. 1 dated as of May 1, 2000 to Investment Advisory Agreement between Equitable and Capital Guardian Trust Company dated May 1, 1999.

(d)(14) Investment Advisory Agreement between EQFC and Calvert Asset Management Company, Inc., dated as of August 30, 1999.12

(d)(15) Investment Advisory Agreement between EQFC and Brown Capital Management, dated as of August 30, 1999.12


(d)(16) Investment Advisory Agreement between EQFC and Bankers Trust Company dated as of December 9, 1997.7


(e)           Underwriting Contracts


(e)(1)(i) Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.4

(e)(1)(ii) Amendment No. 1 dated December 9, 1997 to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.7

(e)(1)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between the Trust and EQFC with respect to the Class 1A shares dated April 14, 1997.11

(e)(1)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.11

(e)(1)(v) Amendment No. 4 dated as of August 30, 1999 to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.14

(e)(1)(vi) Amendment No. 5 dated as of May 1, 2000 to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.14

(e)(2)(i) Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.4

(e)(2)(ii) Amendment No. 1 dated December 9, 1997 to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.7

(e)(2)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.11

(e)(2)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.11

(e)(2)(v) Amendment No. 4 dated as of August 30, 1999 to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.14

(e)(2)(vi) Amendment No. 5 dated as of May 1, 2000 to the Distribution Agreement between the Trust and AXA Advisors LLC ("AXA Advisors") with respect to the Class IB shares dated April 14, 1997.14


(e)(3)(i) Distribution Agreement between the Trust and Equitable Distributors, Inc. ("EDI") with respect to the Class IA shares dated April 14, 1997.4

(e)(3)(ii) Amendment No. 1 dated December 9, 1997 to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.7

(e)(3)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.11

(e)(3)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.11

(e)(3)(v) Amendment No. 4 dated as of August 30, 1999 to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.14

(e)(3)(vi) Amendment No. 5 dated as of May 1, 2000 to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.14

(e)(4)(i) Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.4

(e)(4)(ii) Amendment No. 1 dated December 9, 1997 to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.7

(e)(4)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.11

(e)(4)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.11

(e)(4)(v) Amendment No. 4 dated as of August 30, 1999 to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.14

(e)(4)(vi) Amendment No. 5 dated as of May 1, 2000 to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.14

(f)           Form of Deferred Compensation Plan.3

(g)           Custodian Agreements

(g)(1)(i) Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997 and Global Custody Rider.4

(g)(1)(ii) Amendment No. 1 dated December 9, 1997 to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.7

(g)(1)(iii) Amendment No. 2 dated as of December 31, 1998 to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.11

(g)(1)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.11

(g)(1)(v) Form of Amendment No. 4 dated as of August 30, 1999 to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.14

(g)(1)(vi) Form of Amendment No. 5 dated as of May 1, 2000 to the Custodian Agreement between the Trust and the Chase Manhattan Bank dated April 17, 1997.14

(g)(2)(i) Amended and Restated Global Custody Rider to the Domestic Custody Agreement for Mutual Funds between the Chase Manhattan Bank and the Trust dated August 31, 1998.11

(h)           Other Material Contracts

(h)(1)(i) Mutual Fund Services Agreement between the Trust and Chase Global Funds Services Company dated April 25, 1997.4

(h)(1)(ii) Form of Mutual Fund Services Agreement between the Trust and Equitable dated May 1, 2000.14

(h)(2)(i) Amended and Restated Expense Limitation Agreement between the Trust and EQFC dated March 3, 1998.8

(h)(2)(ii) Amended and Restated Expense Limitation Agreement by and between EQFC and the Trust dated as of December 31, 1998.11


(h)(2)(iii) Amended and Restated Expense Limitation Agreement between EQFC and The Trust dated as of May 1, 1999.11

(h)(2)(iv) Amendment No. 1 dated as of August 30, 1999, to the Amended and Restated Expense Limitation Agreement between EQFC and the Trust dated as of May 1, 1999.14


(h)(2)(v) Second Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of May 1, 2000.14


(h)(3)(i) Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of each series of the Trust except for the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, the JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio and EQ Financial Consultants, Inc. dated April 14, 1997.4

(h)(3)(ii) Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio and EQ Financial Consultants, Inc. dated December 9, 1997.7

(h)(3)(iii) Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the MFS Income with Growth Portfolio, EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio dated December 31, 1998.11

(h)(4)(i) Participation Agreement by and among the Trust, Equitable, Equitable Distributors, Inc., and EQFC dated April 14, 1997.4

(h)(4)(ii) Amendment No. 1 dated December 9, 1997 to the Participation Agreement by and among the Trust, Equitable, Equitable Distributors, Inc., and EQFC dated April 14, 1997.7

(h)(4)(iii) Amendment No. 2 dated as of December 31, 1998 to the Participation Agreement by and among the Trust, Equitable, Equitable Distributors, Inc., and EQFC dated April 14, 1997.11

(h)(4)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Participation Agreement among the Trust, Equitable, Equitable Distributors, Inc., and EQFC dated April 14, 1997.11


(h)(4)(v) Form of Amendment No. 4 dated as of October 18, 1999 to the Participation Agreement among the Trust, Equitable, Equitable Distributors, Inc., and AXA Advisors dated April 14, 1997.14

(h)(4)(vi) Form of Amendment No. 5 dated as of May 1, 2000 to the Participation Agreement among the Trust, Equitable, Equitable Distributors, Inc. and AXA Advisors dated April 14, 1997.


(h)(5) Retirement Plan Participation Agreement dated December 1, 1998 among the Trust, EQFC, with The Equitable Investment Plan for Employees, Managers and Agents and Equitable.11

(h)(5)(i) Form of Amendment No. 1 to the Retirement Plan Participation Agreement dated April 30, 1999 among the Trust, EQFC, with The Equitable Investment Plan for Employees, Managers and Agents and Equitable.11

(h)(6) License Agreement Relating to Use of Name between Merrill Lynch & Co., Inc., and the Trust dated April 28, 1997. 4

(i)(1) Opinion and Consent of Katten Muchin & Zavis regarding the legality of the securities being registered.1

(i)(2) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and JPM Core Bond Portfolio.5

(i)(3) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio.6

(i)(4) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, and MFS Growth with Income Portfolio.9

(i)(5) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Alliance Premier Growth Portfolio, EQ/Capital Research Portfolio, EQ/Capital U.S. Equities Portfolio and EQ/Capital International Equities Portfolio.10

(i)(6) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Balanced Portfolio, Alliance Conservative Investors Portfolio, Alliance Growth Investors Portfolio, Alliance Common Stock Portfolio, Alliance Equity Index Portfolio, Alliance Growth and Income Portfolio, Alliance Aggressive Stock Portfolio, Alliance Small Cap Growth Portfolio, Alliance Global Portfolio, Alliance International Portfolio and the Calvert Socially Responsible Portfolio.12

(i)(7) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Alliance Technology Portfolio.

(j)           Consent of PricewaterhouseCoopers LLP, Independent Public
              Accountants.

(k)           None

(l)           Stock Subscription Agreement between the Trust, on behalf of the
              T. Rowe Price Equity Income Portfolio, and Separate Account FP.3

(m) Distribution Plan Pursuant to Rule 12b-1 for the Trust's Class IB shares.4

(n)           Plan Pursuant to Rule 18f-3 under the 1940 Act.4

(p)           Codes of Ethics.


(p)(1)        Code of Ethics of the Trust, AXA Advisors, LLC and Equitable
              Distributors.


(p)(2)        Code of Ethics of Alliance Capital Management, L.P., dated
              August 1999.

(p)(3)        Code of Ethics of Bankers Trust/Deutsche Bank.

(p)(4)        Code of Ethics of Brown Capital Management, Inc., dated
              February 10, 1994.

(p)(5)        Code of Ethics of Calvert Asset Management Company, Inc.

(p)(6)        Code of Ethics of Capital Guardian Trust Company.

(p)(7) Code of Ethics of Evergreen Asset Management, Corp., dated December 17, 1999.

(p)(8)        Code of Ethics of J.P. Morgan Investment Management, Inc.

(p)(9)        Code of Ethics of Lazard Asset Management, as revised
              September 27, 1999.

(p)(10) Code of Ethics of Massachusetts Financial Services Company, dated March 1, 2000.

(p)(11)       Code of Ethics of Merrill Lynch Asset Management Group.

(p)(12)       Code of Ethics of Morgan Stanley Asset Management.

(p)(13)       Code of Ethics of Putnam Investment Management.

(p)(14)(i)    Code of Ethics of Rowe Price Fleming International, dated
              March 1999.

(p)(14)(ii) Code of Ethics of T. Rowe Price Associates, Inc., effective March 1, 2000.

(p)(15) Code of Ethics of Warburg Pincus Asset Management/Credit Suisse Asset Management, dated March 1, 2000.

(p)(16)(i)    Code of Ethics of Prudential Investments Fund Management, LLC.

(p)(16)(ii) Code of Ethics of Jennison Associates LLC, as amended December 6, 1999.

Other Exhibits:

              Power of Attorney.3


              Power of Attorney for Michael Hegarty.8


              Power of Attorney for Steven M. Joenk.12


              Power of Attorney for Theodossios (Ted) Athanassiades.


---------------
1. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).

2. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).

3. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).

4. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 28, 1997 (File No. 333-17217).

5. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 15, 1997 (File No. 333-17217).

6. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 31, 1997 (File No. 333-17217).

7. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 29, 1997 (File No. 333-17217).

8. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 5, 1998 (File No. 333-17217).

9. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 15, 1998 (File No. 333-17217).

10. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 16, 1999 (File No. 333-17217).

11. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 29, 1999 (File No. 333-17217).

12. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 30, 1999 (File No. 333-17217).

13. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 1, 2000 (File No. 333-17217).

14. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 16, 2000 (File No. 333-17217).



ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST

         The Equitable Life Assurance Society of the United States ("Equitable") controls the Trust by virtue of its ownership of more than 99% of the Trust's shares as of April 17, 2000. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters. The Trust may in the future offer its shares to insurance companies unaffiliated with Equitable.

         On July 22, 1992, Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time Equitable became a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). AXA Financial continues to own 100% of Equitable's common stock as well as approximately 70% of the common stock of Donaldson, Lufkin & Jenrette, Inc., a registered broker-dealer.

         AXA is the largest shareholder of AXA Financial. On April 17, 2000, AXA owned, directly or indirectly through its affiliates, 60% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area..

ITEM 25.      INDEMNIFICATION

         Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws.

         Article VII, Section 2 of the Trust's Declaration of Trust of the Trust ("Trust") states, in relevant part, that a "Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust's request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws."
Article VII, Section 4 of the Trust's Declaration of Trust further states, in relevant part, that the "Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust."

         Article VI, Section 2 of the Trust's By-Laws states, in relevant part, that "[s]ubject to the exceptions and limitations contained in Section 3 of this
Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent." Article VI,
Section 3 of the Trust's By-Laws further states, in relevant part, that "[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, "disabling conduct"); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged." Article VI,
Section 4 of the Trust's By-Laws also states that the "rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party's] heirs, executors and administrators."

         UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE MANAGER AND ADVISERS

The description of AXA Advisors under the caption of "Management of the Trust" in the Prospectus and under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and officers of AXA Advisors is set forth in AXA Advisors' Form ADV filed with the Securities and Exchange Commission on July 1, 1996 (File No. 801-14065) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of T. Rowe Price Associates, Inc., is set forth in T. Rowe Price Associates, Inc.'s Form ADV filed with the Securities and Exchange Commission on March 31, 1997 (File No. 801-00856) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Rowe Price-Fleming International, Inc. is set forth in Rowe Price-Fleming International, Inc.'s Form ADV filed with the Securities and Exchange Commission on March 31, 1997 (File No. 801-14713) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Putnam Investment Management, Inc. is set forth in Putnam Investment Management, Inc.'s Form ADV filed with the Securities and Exchange Commission on April 2, 1996 (File No. 801-07974) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Massachusetts Financial Services Company is set forth in Massachusetts Financial Services Company's Form ADV filed with the Securities and Exchange Commission on March 31, 1998 (File No. 801-17352) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Morgan Stanley Asset Management Inc. is set forth in Morgan Stanley Asset Management Inc.'s Form ADV filed with the Securities and Exchange Commission on August 1, 1997 (File No. 801-15757) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Warburg Pincus Asset Management is set forth in Warburg Pincus Asset Management, Inc.'s Form ADV filed with the Securities and Exchange Commission on March 31, 1997 (File No. 801-07321) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Fund Asset Management, L.P. is set forth in Fund Asset Management, L.P.'s Form ADV filed with the Securities and Exchange Commission on March 25, 1998 (File No. 801-11583) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Lazard Asset Management (a division of Lazard Freres & Co. LLC) is set forth in Lazard Freres & Co. LLC's Form ADV filed with the Securities and Exchange Commission on June 9, 1997 (File No. 801-6568) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of J. P. Morgan Investment Management Inc. is set forth in J.P. Morgan Investment Management Inc.'s Form ADV filed with the Securities and Exchange Commission on March 27, 1998 (File No. 801-21011) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Evergreen Asset Management Corp. is set forth in Evergreen Asset Management Corp.'s Form ADV filed with the Securities and Exchange Commission on March 31, 1998 (File No.
801-46522) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., is set forth in Alliance Capital Management Corporation's Form ADV filed with the SEC on April 21, 1998 (File No. 801-32361) and as amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Calvert Asset Management Company, Inc. is set forth in Calvert Asset Management Company's Form ADV filed with the Securities and Exchange Commission on May 12, 1999 (File No. 801-17044) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Brown Capital Management is set forth in Brown Capital Management's Form ADV filed with the Securities and Exchange Commission on May 30, 1995 (File No. 801-19287) and amended through the date hereof, is incorporated by reference.


The information as to the directors and officers of Prudential Investment Fund Management LLC is set forth in Prudential Investment Fund Management LLC's Form ADV filed with the Securities and Exchange Commission on November 29, 1999 (File No. 801-31104) and as amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Jennison Associates LLC is set forth in Jennison Associates LLC's Form ADV filed with the Securities and Exchange Commission on July 22, 1999 (File No. 801-5608) and amended through the date hereof.


THE INFORMATION AS TO THE DIRECTORS AND OFFICERS OF BANKERS TRUST COMPANY IS SET FORTH BELOW. TO THE KNOWLEDGE OF THE TRUST, NONE OF THE DIRECTORS OR OFFICERS OF BANKERS TRUST, EXCEPT THOSE SET FORTH BELOW, IS OR HAS BEEN AT ANYTIME DURING THE PAST TWO FISCAL YEARS ENGAGED IN ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE, EXCEPT THAT CERTAIN DIRECTORS AND OFFICERS ALSO HOLD VARIOUS POSITIONS WITH AND ENGAGE IN BUSINESS FOR BANKERS TRUST NEW YORK CORPORATION. SET FORTH BELOW ARE THE NAMES AND PRINCIPAL BUSINESSES OF THE DIRECTORS AND OFFICERS OF BANKERS TRUST WHO ARE OR DURING THE PAST TWO FISCAL YEARS HAVE BEEN ENGAGED IN ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE.

These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

Josef Ackermann, Chairman of the Board, Chief Executive Officer and President of Bankers Trust Company and Bankers Trust Corporation. Member of the Board, Deutsche Bank AG. Chairman of the Supervisory Board, Deutsche Bank Luxembourg S.A., and a Member Supervisory Board of the following organizations; Eurex Frankfurt AG, Eurex Zurich AG, Linde AG, Stora Enso Oyj and Mannesmann AG, Director of Deutsche Bank Americas Holding Corp.

Hans H. Angermueller, Director of Bankers Trust Company and Bankers Trust Corporation. Counsel, Shearman & Sterling.

George B. Beitzel, Director of Bankers Trust Company and Bankers Trust Corporation. [Director of Various Corporations. Retired Senior Vice President and Director, International Business Machines Corporation.] Also a director of Computer Task Group, and Staff Leasing; Chairman Emeritus of Amherst College; and Chairman of The Colonial Williamsburg Foundation.

William R. Howell, Director of Bankers Trust Company and Bankers Trust Corporation. Chairman Emeritus, J.C. Penney Company, Inc. Also a director of Exxon Corporation, Haliburton Company, Warner-Lambert Company, and The Williams Companies, Inc. Member of the American Society of Corporation Executives, Beta Gamma Sigma, Directors Table, the Business Council, Delta Sigma Pi, University of Oklahoma, Dean's Advisory Board, College of Business Administration. Chairman of Southern Methodist University Board of Trustees.

Hermann-Josef Lamberti, Director of Bankers Trust Company and Director and Vice Chairman Bankers Trust Corporation. Executive Vice President of Deutsche Bank AG; Board member of Euroclear plc (London) and Euroclear sc. (Brussels); and a Supervisory Board Member of GZS (Frankfurt) and European Transaction Bank (e.t.b.) and Director of Deutsche Bank Americas Holding Corp.

Troland S. Link, Managing Director and General Counsel of Bankers Trust Company. General Counsel of Bankers Trust Corporation. General Counsel of Deutsche Bank North America.

Rodney A. McLauchlan, Executive Vice President of Bankers Trust Company and Bankers Trust Corporation.

John A. Ross, President and Director of Bankers Trust Company and Bankers Trust Corporation. Chief Executive Officer of the Americas, Deutsche Bank AG; President and Chief Executive Officer, Deutsche Bank Americas Holding Corp. and Taunus Corporation; and a Board Member of the following; Deutsche Bank Securities, Inc., and DB Alex. Brown LLC.

Ronaldo H. Schmitz, Director of Bankers Trust Company and Bankers Trust Corporation. Member of the Board, Deutsche Bank AG; and non-executive Directorship of the following; Bertelsmann AG, Glaxo Wellcome plc and Rohm & Haas Co. and Director of Deutsche Bank Americas Holding Corp.

Mayo A. Shattuck, III, Vice Chairman Bankers Trust Corporation, Co-Chairman and Co-Chief Executive Officer of DB Alex, Brown LLC, Director, Bankers Trust International, plc, Alex. Brown & Sons Holdings Limited, Alex. Brown & Sons Limited, Alex. Brown Asset Management, Inc., Alex. Brown Capital Advisory, Incorporated and Investment Company Capital Corporation; Co-Chairman and Co-Chief Executive Officer, Deutsche Bank Securities Inc.; Director and President - AB Administrative Partner, Inc., ABFS I Incorporated, ABS Leasing Services Company, ABS MB Ltd., Alex. Brown Financial Corporation, Alex. Brown Financial Services Incorporated, Alex. Brown Investments Incorporated, Alex. Brown Management Services Inc. and Alex. Brown Mortgage Capital Corporation; and Director and Vice President, Alex. Brown & Sons Holdings Limited. Director, Constellation Holdings; President, South Street Aviation; Co-Chairman and Co-Chief Executive Officer, Deutsche Bank Securities.

THE INFORMATION AS TO THE DIRECTORS AND OFFICERS OF CAPITAL GUARDIAN TRUST COMPANY IS SET FORTH BELOW. TO THE KNOWLEDGE OF THE TRUST, NONE OF THE DIRECTORS OR OFFICERS OF CAPITAL GUARDIAN IS OR HAS BEEN AT ANYTIME DURING THE PAST TWO FISCAL YEARS ENGAGED IN ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE, EXCEPT AS SET FORTH BELOW.

These persons may be contacted c/o Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071.


        NAME                             AFFILIATIONS WITHIN LAST TWO YEARS
-----------------------------------------------------------------------------------------
Timothy D. Amour            Director, Capital Guardian Trust Company, Capital Research
                            and Management Company and Capital Management Services, Inc.;
                            Chairman and Chief Executive Officer, Capital Research Company.
-----------------------------------------------------------------------------------------
Donnalisa Barnum            Senior Vice President, Capital Guardian Trust Company; Vice
                            President, Capital International, Inc. and Capital
                            International Limited.
-----------------------------------------------------------------------------------------
Andrew F. Barth             Director, Capital Guardian Trust Company and, Capital Research
                            and Management Company; Director and Research Director,
                            Capital International Research, Inc.; President, Capital
                            Guardian Research Company; Formerly Director and Executive
                            Vice President, Capital Guardian Research Company.
-----------------------------------------------------------------------------------------
Michael D. Beckman          Senior Vice President, Treasurer and Director, Capital
                            Guardian Trust Company; Director, Capital Guardian Trust
                            Company of Nevada; Treasurer, Capital International Research,
                            Inc. and Capital Guardian Research Company; Director and
                            Treasurer, Capital Guardian (Canada), Inc.; Formerly Chairman
                            and Director, Capital International Asia Pacific Management
                            Company.
-----------------------------------------------------------------------------------------
Michael A. Burik            Senior Counsel, The Capital Group Companies, Inc.; Senior
                            Vice President, Capital Guardian Trust Company.
-----------------------------------------------------------------------------------------
Elizabeth A. Burns          Senior Vice President, Capital Guardian Trust Company.
-----------------------------------------------------------------------------------------
Larry P. Clemmensen         Director, Capital Guardian Trust Company and American Funds
                            Distributors, Inc.; Chairman and Director, American Funds
                            Service Company; Director and President, The Capital Group
                            Companies, Inc. and
-----------------------------------------------------------------------------------------


                                      C-13

        NAME                             AFFILIATIONS WITHIN LAST TWO YEARS
-----------------------------------------------------------------------------------------
                            Capital Management Services, Inc.; Senior Vice President and
                            Director, Capital Research and Management Company, Treasurer,
                            Capital Strategy, Inc.
-----------------------------------------------------------------------------------------
Kevin G. Clifford           Director and President, American Funds Distributors, Inc.;
                            Director, Capital Guardian Trust Company
-----------------------------------------------------------------------------------------
Roberta A. Conroy           Senior Vice President, Director and Counsel, Capital Guardian
                            Trust Company; Senior Vice President and Secretary, Capital
                            International, Inc.; Assistant General Counsel, The Capital
                            Group Companies, Inc., Secretary, Capital Guardian
                            International, Inc.; Formerly, Secretary, Capital Management
                            Services, Inc.
-----------------------------------------------------------------------------------------
John B. Emerson             Senior Vice President, Capital Guardian Trust Company;
                            Director, Capital Guardian Trust Company, a Nevada
                            Corporation.
-----------------------------------------------------------------------------------------
Michael Ericksen            Senior Vice President, Capital Guardian Trust Company;
                            Director and Senior Vice President, Capital International
                            Limited.
-----------------------------------------------------------------------------------------
David I. Fisher             Vice Chairman and Director, Capital International, Inc.,
                            Capital International Limited and Capital International K.K.;
                            Chairman and Director, Capital International S. A. and
                            Capital Guardian Trust Company; Director and President,
                            Capital International Limited (Bermuda); Director, The Capital
                            Group Companies, Inc., Capital International Research, Inc.,
                            Capital Group Research, Inc. and Capital Research and
                            Management Company.
-----------------------------------------------------------------------------------------
Richard N. Havas            Senior Vice President, Capital Guardian Trust Company, Capital
                            International, Inc. and Capital International Limited;
                            Director and Senior Vice President, Capital International
                            Research, Inc.; Director and Senior Vice President Capital
                            Guardian (Canada), Inc.
-----------------------------------------------------------------------------------------
Frederick M. Hughes, Jr.    Senior Vice President, Capital Guardian Trust Company.
-----------------------------------------------------------------------------------------
William H. Hurt             Senior Vice President and Director, Capital Guardian Trust
                            Company; Chairman and Director, Capital Guardian Trust
                            Company, a Nevada Corporation and Capital Strategy Research,
                            Inc.; Formerly, Director,
-----------------------------------------------------------------------------------------


                                      C-14

        NAME                             AFFILIATIONS WITHIN LAST TWO YEARS
-----------------------------------------------------------------------------------------
                            The Capital Group Companies, Inc.
-----------------------------------------------------------------------------------------
Peter C. Kelly              Senior Vice President, Capital Guardian Trust Company;
                            Assistant General Counsel, The Capital Group Companies, Inc.;
                            Director and Senior Vice President, Capital International,
                            Inc.
-----------------------------------------------------------------------------------------
Robert G. Kirby             Chairman Emeritus, Capital Guardian Trust Company; Senior
                            Partner, The Capital Group Companies, Inc.
-----------------------------------------------------------------------------------------
Nancy J. Kyle               Senior Vice President and Director, Capital Guardian Trust
                            Company; President and Director, Capital Guardian (Canada),
                            Inc.
-----------------------------------------------------------------------------------------
Karin L. Larson             Director, The Capital Group Companies, Inc., Capital Group
                            Research, Inc., Capital Guardian Trust Company, Director and
                            Chairman, Capital Guardian Research Company and Capital
                            International Research, Inc., Formerly, Director and Senior
                            Vice President , Capital Guardian Research Company.
-----------------------------------------------------------------------------------------
James R. Mulally            Senior Vice President and Director, Capital Guardian Trust
                            Company; Senior Vice President, Capital International
                            Limited; Vice President, Capital Research Company; Formerly,
                            Director, Capital Guardian Research Company.
-----------------------------------------------------------------------------------------
Shelby Notkin               Senior Vice President, Capital Guardian Trust Company;
                            Director, Capital Guardian Trust Company, a Nevada
                            Corporation.
-----------------------------------------------------------------------------------------
Mary M. O'Hern              Senior Vice President, Capital Guardian Trust Company and
                            Capital International Limited; Vice President, Capital
                            International, Inc.
-----------------------------------------------------------------------------------------
Jeffrey C. Paster           Senior Vice President, Capital Guardian Trust Company.
-----------------------------------------------------------------------------------------
Robert V. Pennington        Senior Vice President, Capital Guardian Trust Company;
                            President and Director Capital Guardian Trust Company, a
                            Nevada Corporation Company.
-----------------------------------------------------------------------------------------
Jason M. Pilalas            Director, Capital Guardian Trust Company; Senior Vice
                            President and Director, Capital International Research, Inc.;
                            Formerly, Director and Senior Vice President, Capital
                            Guardian Research Company.
-----------------------------------------------------------------------------------------


                                      C-15

        NAME                             AFFILIATIONS WITHIN LAST TWO YEARS
-----------------------------------------------------------------------------------------
Robert Ronus                President and Director, Capital Guardian Trust Company;
                            Chairman and Director, Capital Guardian (Canada), Inc.,
                            Director, Capital International, Inc. and Capital Guardian
                            Research Company; Senior Vice President, Capital International,
                            Inc.; Capital International Limited and Capital International
                            S.A.; Formerly, Chairman, Capital Guardian International
                            Research Company and Director, Capital International, Inc.
-----------------------------------------------------------------------------------------
James F. Rothenberg         Director, American Funds Distributors, Inc., American Funds
                            Service Company, The Capital Group Companies, Inc., Capital
                            Group Research, Inc., Capital Guardian Trust Company and
                            Capital Management Services, Inc.; Director and President,
                            Capital Research and Management, Inc.; Formerly, Director of
                            Capital Guardian Trust Company, a Nevada Corporation, and
                            Capital Research Company.
-----------------------------------------------------------------------------------------
Theodore R. Samuels         Senior Vice President and Director, Capital Guardian Trust
                            Company; Director, Capital International Research, Inc.;
                            Formerly, Director, Capital Guardian Research Company
-----------------------------------------------------------------------------------------
Lionel A. Sauvage           Senior Vice President, Capital Guardian Trust Company; Vice
                            President, Capital International Research, Inc.; Formerly,
                            Director, Capital Guardian Research Company.
-----------------------------------------------------------------------------------------
John H. Seiter              Executive Vice President and Director, Capital Guardian Trust
                            Company; Senior Vice President, Capital Group International,
                            Inc.; and Vice President, The Capital Group Companies, Inc.
-----------------------------------------------------------------------------------------
Karen Skinner-Twoney        Vice President, Capital Guardian Trust Company; Director,
                            Vice President and Treasurer, Capital Guardian Trust
                            Company, a Nevada Corporation.
-----------------------------------------------------------------------------------------
Eugene P. Stein             Executive Vice President and Director, Capital Guardian Trust
                            Company; Formerly, Director, Capital Guardian Research
                            Company.
-----------------------------------------------------------------------------------------
Phil A. Swan                Senior Vice President, Capital Guardian Trust Company.
-----------------------------------------------------------------------------------------
Shaw B. Wagener             Director, Capital Guardian Trust Company, Capital
                            International Asia Pacific Management Company S.A., Capital
                            Research and Management Company
-----------------------------------------------------------------------------------------


                                      C-16

        NAME                             AFFILIATIONS WITHIN LAST TWO YEARS
-----------------------------------------------------------------------------------------
                            and Capital International Management Company S.A.; President
                            and Director, Capital International, Inc.; Senior Vice
                            President, Capital Group International, Inc.
-----------------------------------------------------------------------------------------
Joanne Weckbacher           Senior Vice President, Capital Guardian Trust Company.
-----------------------------------------------------------------------------------------
Eugene M. Waldron           Senior Vice President, Capital Guardian Trust Company.
-----------------------------------------------------------------------------------------


ITEM 27. PRINCIPAL UNDERWRITERS.

         (a) AXA Advisors and Equitable Distributors, Inc. ("EDI") are the principal underwriters of the Trust's Class IA shares and Class IB shares. AXA Advisors also serves as a principal underwriter for the following entities:
Separate Account Nos. 45, 66 and 301 of Equitable; and Separate Accounts A, I and FP of Equitable. EDI serves as the principal underwriter for the Class IB shares of Separate Account No. 49 of Equitable.

         (b) Set forth below is certain information regarding the directors and officers of AXA Advisors and of EDI, the principal underwriters of the Trust's Class IA and Class IB shares. The business address of the persons whose names are preceded by a single asterisk is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by a double asterisk is 660 Newport Center Drive, Suite 1200, Newport Beach, CA 92660. Mr. Laughlin's business address is 1345 Avenue of the Americas, 39th Floor, New York, New York 10105. Mr. Kornweiss's business address is 4251 Crums Mill Road, Harrisburg, PA 17112. The business address of Mr. Bullen and Ms. Fazio is 200 Plaza Drive, Secaucus, New Jersey 07096.

===============================================================================
                                AXA ADVISORS LLC
===============================================================================
NAME AND PRINCIPAL            POSITIONS AND OFFICES        POSITIONS AND OFFICES
BUSINESS ADDRESS              WITH AXA ADVISORS LLC           WITH THE TRUST
-------------------------------------------------------------------------------
DIRECTORS
*     Derry E. Bishop         Director
      Harvey E. Blitz         Director
      Michael J. Laughlin     Director                         Vice President
      G. Patrick McGunagle    Director
*     Michael S. Martin       Director
*     Michael F. McNelis      Director
*     Richard V. Silver       Director
*     Mark R. Wutt            Director
-------------------------------------------------------------------------------
OFFICERS
*     Michael S. Martin       Chairman of the Board and Chief  Vice President
                              Executive Officer
*     Michael F. McNelis      President and Chief Operating
                              Officer
*     Martin J. Telles        Executive Vice President and     Vice President
                              Chief Marketing Officer
*     Derry E. Bishop         Executive Vice President
*     Harvey Blitz            Executive Vice President         Chief Financial Officer and
                                                               Vice President

*     G. Patrick McGunagle    Executive Vice President
*     Edward J. Hayes         Executive Vice President
*     Craig A. Junkins        Executive Vice President
*     Peter D. Noris          Executive Vice President         President
*     Mark A. Silberman       Senior Vice President and Chief
                              Financial Officer
      Stephen T. Burnthall    Senior Vice President

*     Richard Magaldi         Senior Vice President
      Robert Schmidt          Senior Vice President
      Cindy Schreiner         Senior Vice President
      Catherine P. Earl       Senior Vice President
      James P. Bordovitz      Senior Vice President and
                              General Counsel
*     Donna M. Dazzo          First Vice President
*     John Bratten            First Vice President
      Amy Franceschini        First Vice President
      Anne Nussbaum           First Vice President
      Philomena Scamardella   First Vice President             First Vice President
*     Michael Brzozowski      Vice President and Compliance
                              Director
*     Raymond T. Barry        Vice President
*     Claire A. Comerford     Vice President
*     Linda Funigiello        Vice President
*     Mark Generales          Vice President
      Mark D. Godofsky        Vice President and Controller
*     Rosemary Magee          Vice President
*     Michael McBryan         Vice President
-------------------------------------------------------------------------------


                                      C-18

-------------------------------------------------------------------------------
*     Bill Nestel             Vice President
*     Laura A. Pellegrini     Vice President
*     Dan Roebuck             Vice President
*     Sid Smith               Vice President
*     Don Wiley               Vice President
      Beth Andreozzi          Vice President
*     Mike Woodhead           Vice President
      Greg Andonian           Vice President
      Debra Brogan            Vice President
      Randall Brown           Vice President
      Louis Calabrese         Vice President
      Joseph Carew            Vice President
      Catherine Gentry        Vice President
      Robert Hatton           Vice President
      Michael Lanio           Vice President
      John Mapes              Vice President
      Frank Massa             Vice President
      Sandi Narvaez           Vice President
      Michael Ryniker         Vice President
      Teresa M. West          Vice President
      James Woodley           Vice President
      Charlton Bulkin         Vice President
      Mary Gabbett            Vice President
*     Mary E. Cantwell        Assistant Vice President                Vice President
*     Tom C. Gosnell          Assistant Vice President
*     Ara Klidjian            Secretary
*     John T. McCabe          Assistant Vice President
*     Janet E. Hannon         Secretary
*     Linda J. Galasso        Assistant Secretary
      Francesca Divone        Assistant Secretary
===============================================================================

============================================================================================================================
                                                     EQUITABLE DISTRIBUTORS, INC.
============================================================================================================================
NAME AND PRINCIPAL BUSINESS                     POSITIONS AND OFFICES                            POSITIONS AND OFFICES
ADDRESS                                         WITH EQUITABLE DISTRIBUTORS, INC.                WITH THE TRUST
----------------------------------------------------------------------------------------------------------------------------
DIRECTORS
*     Edward J. Hayes                           Director

*     Jose S. Suquet                            Director
*     Charles Wilder                            Director

----------------------------------------------------------------------------------------------------------------------------
OFFICERS

*     Jose S. Suquet                            Chairman of the Board
**    Patricia Miller                           Chief Executive Officer
**    Alex MacGillivray                         President
**    Charles Wilder                            Chief Operating Officer
----------------------------------------------------------------------------------------------------------------------------


                                      C-19

============================================================================================================================
                                                     EQUITABLE DISTRIBUTORS, INC.
============================================================================================================================
NAME AND PRINCIPAL BUSINESS                     POSITIONS AND OFFICES                            POSITIONS AND OFFICES
ADDRESS                                         WITH EQUITABLE DISTRIBUTORS, INC.                WITH THE TRUST
----------------------------------------------------------------------------------------------------------------------------
**    Hunter Allen                              Senior Vice President
*     Elizabeth Forget                          Senior Vice President
**    Al Haworth                                Senior Vice President
**    Stuart Hutchins                           Senior Vice President
**    Ken Jaffe                                 Senior Vice President
**    Michael McDaniel                          Senior Vice President
**    Michael Dougherty                         Senior Vice President
      David Hughes                              Senior Vice President
      Norman J. Abrams                          Vice President and Counsel
 *    Debora Buffington
                                                Vice President and Chief
                                                Compliance Officer
      Raymond T. Barry                          Vice President
**    Mark Brandenberger                        Vice President
      Anthony Llopis                            Vice President
      Partick O'shea                            Vice President and Chief
                                                Financial Officer
   *  Ronald R. Quist                           Treasurer
   *  Linda J. Galasso                          Secretary
      Van Rubiano                               President
      Michael Dibbert                           President
      Alex MacGillivray                         President
      Patrick Miller                            President
      Francesca Divone                          Assistant Secretary
============================================================================================================================

         (c)      Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)      With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
         (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

         1211 Avenue of the Americas
         New York, New York 10036

(b)      With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4);
         (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant's
         Administrator:

         Chase Global Funds Services Company
         73 Tremont Street
         Boston, MA 02108

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Manager or Advisers:

Equitable                                  T. Rowe Price Associates, Inc.
1290 Avenue of the Americas                100 East Pratt St.
New York, NY 10104                         Baltimore, MD 21202

Rowe Price-Fleming International, Inc.     Putnam Investment Management, Inc.
100 East Pratt Street                      One Post Office Square
Baltimore, MD  21202                       Boston, MA  02109

Massachusetts Financial Services Company   Fund Asset Management, L.P.
500 Boylston Street                        800 Scudders Mill Road
Boston, MA  02116                          Plainsboro, NJ  08543-9011

Warburg Pincus Asset Management, Inc.      Morgan Stanley Asset Management Inc.
466 Lexington Avenue                       1221 Avenue of the Americas
New York, NY  10017-3147                   New York, NY  10020

Lazard Asset Management                    J.P Morgan Investment Management Inc.
30 Rockefeller Plaza                       522 Fifth Avenue
New York, NY  10020                        New York, NY  10036

Bankers Trust Company                      Evergreen Asset Management Corp.
130 Liberty Street                         1311 Mamaroneck Avenue, 2nd Floor
One Bankers Trust Plaza                    White Plains, NY  10577
New York, NY  10006

Alliance Capital Management L.P.           Capital Guardian Trust Company
1345 Avenue of the Americas                11100 Santa Monica Boulevard
New York, NY  10105                        17th Floor
                                           Los Angeles, CA  90025

Calvert Asset Management Company, Inc.     Brown Capital Management, Inc.
4550 Montgomery Avenue                     1201 North Calvert Street
Suite 1000N                                Baltimore, MD  21202
Bethesda, MD  20814


Prudential Investments Fund                Jennison Associates LLC
  Management LLC                           466 Lexington Avenue
100 Mulberry Street                        New York, NY 10017
Gateway Center 3
14th Floor
Newark, NJ 07102


ITEM 29.    MANAGEMENT SERVICES: None.

ITEM 30.    UNDERTAKINGS

                  Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that this filing meets all of the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and the Registrant has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the __ day of April, 2000.


                                                 EQ ADVISORS TRUST

                                                 By:  /s/
                                                      --------------------
                                                      Peter D. Noris
                                                      President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                                Title                                  Date
---------                                                -----                                  ----
   /s/                                           President and Trustee                     April __, 2000
----------------------------------
Peter D. Noris

                  *                                     Trustee                            April __, 2000
----------------------------------
Michael Hegarty

                  *                                     Trustee                            April __, 2000
----------------------------------
Jettie M. Edwards

                  *                                     Trustee                            April __, 2000
----------------------------------
William M. Kearns, Jr.

                  *                                     Trustee                            April __, 2000
----------------------------------
Christopher P.A. Komisarjevsky

                  *                                     Trustee                            April __, 2000
----------------------------------
Theodossios (Ted) Athanassiades

                  *                                     Trustee                            April __, 2000
----------------------------------
Harvey Rosenthal

                  *                             Vice President and Chief                   April __, 2000
----------------------------------                  Financial Officer
Steven M. Joenk



* By:  /s/
      --------------------------
            Peter D. Noris
          (Attorney-in-Fact)

                                  EXHIBIT LIST



(d)(1)(vi)    Amended and Restated Investment Management Agreement, dated as of
              May 1, 2000, between the Trust and Equitable.

(d)(12)(iii)  Form of Amendment No. 2, dated May 1, 2000 to Investment Advisory
              Agreement between Equitable and Alliance, dated as of May 1, 2000.

(d)(13)(i)    Amendment No. 1, dated as of May 1, 2000 to Investment Advisory
              Agreement between Equitable and Capital Guardian Trust Company, dated May 1, 1999.

(h)(4)(vi)    Form of Amendment No. 5 dated as of May 1, 2000 to the
              Participation Agreement among the Trust, Equitable, Equitable
              Distributors, Inc., and AXA Advisors LLC dated April 14, 1997.

(i)(7) Opinion and consent of Dechert, Price & Rhoads regarding the legality of the securities being registered with respect to the Alliance Technology Portfolio.

(j)           Consent of PricewaterhouseCoopers LLP, Independent Public
              Accountants.

(p)(1)        Code of Ethics of the Trust, AXA Advisors, LLC and Equitable
              Distributors.

(p)(2)        Code of Ethics of Alliance Capital Management, L.P., dated
              August 1999.

(p)(3)        Code of Ethics of Bankers Trust/Deutsche Bank.

(p)(4)        Code of Ethics of Brown Capital Management, Inc., dated
              February 10, 1994.

(p)(5)        Code of Ethics of Calvert Asset Management Company, Inc.

(p)(6)        Code of Ethics of Capital Guardian Trust Company.

(p)(7)        Code of Ethics of Evergreen Asset Management, Corp., dated
              December 17, 1999.

(p)(8)        Code of Ethics of J.P. Morgan Investment Management, Inc.

(p)(9)        Code of Ethics of Lazard Asset Management, as revised
              September 27, 1999.

(p)(10) Code of Ethics of Massachusetts Financial Services Company, dated March 1, 2000.

(p)(11)       Code of Ethics of Merrill Lynch Asset Management Group.

(p)(12)       Code of Ethics of Morgan Stanley Asset Management.

(p)(13)       Code of Ethics of Putnam Investment Management.

(p)(14)(i)    Code of Ethics of Rowe Price Fleming International, dated
              March 1999.

(p)(14)(ii)   Code of Ethics of T. Rowe Price Associates, Inc., effective
              March 1, 2000.

(p)(15)       Code of Ethics of Warburg Pincus Asset Management/Credit Suisse
              Asset Management, dated March 1, 2000.

(p)(16)(i)    Code of Ethics of Prudential Investments Fund Management, LLC.

(p)(16)(ii)   Code of Ethics of Jennison Associates LLC, as amended
              December 6, 1999.


Other Exhibits:

              Power of Attorney for Theodossios (Ted) Athanassiades.